UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-05443

Calamos Investment Trust

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

2020 Calamos Court, Naperville

Illinois 60563-2787

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

John P Calamos, Sr., President,

Calamos Advisors LLC

2020 Calamos Court,

Naperville, Illinois

60563-2787

(NAME AND ADDRESS OF AGENT FOR SERVICE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2013

DATE OF REPORTING PERIOD: November 1, 2012 through April 30, 2013

Item 1. Report to Shareholders

TIMELY INFORMATION INSIDE

CALAMOS®
Family of Funds

SEMIANNUAL REPORT APRIL 30, 2013

Calamos Growth Fund

Calamos Value Fund

Calamos Focus Growth Fund
(formerly Calamos Blue Chip Fund)

Calamos Discovery Growth Fund

Calamos International Growth Fund

Calamos Evolving World Growth Fund

Calamos Global Equity Fund

Calamos Growth and Income Fund

Calamos Global Growth and Income Fund

Calamos Convertible Fund

Calamos Total Return Bond Fund

Calamos High Income Fund

Calamos Market Neutral Income Fund

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Experience and Foresight

About Calamos Investments

For nearly 35 years, we have helped investors like you manage and build wealth to meet long-term objectives. Because investors have different time horizons, risk tolerances and goals, we offer funds to suit a variety of asset allocation needs. Our 13 mutual funds include equity, enhanced fixed income and alternative funds. We offer U.S. funds, as well as global and international choices.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline and by our conscientious research.

We believe an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered the use of convertible securities as a means to control risk in volatile markets. We followed with strategies that combine convertibles and stocks, with the aim of participating in equity market upside with potentially less volatility than an all-stock portfolio. In the 1990s, we introduced our first stock fund, which invests in growth companies both large and small. Across our funds, our investment process seeks to manage risk at multiple levels and draws upon our experience investing through many market cycles. In a rapidly changing environment, we believe that this active management is essential.

We are global in our perspective. We believe globalization offers tremendous opportunities for countries and companies all over the world. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

Letter to Shareholders

JOHN P. CALAMOS, SR.

CEO and Global Co-CIO

Dear Fellow Shareholder:

Welcome to your semiannual report for the six-month period ended April 30, 2013. In this report, you will find commentary from the Calamos Investment Management Team, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of the Calamos Funds.

Market Review

Today’s market conditions remind me of the often tumultuous 1970s, when macro events fueled uncertainty and volatility. This time around, however, massive accommodative monetary policy from the Federal Reserve and central banks around the world has supported the global equity markets and their overall recoveries. However, these aggressive easing policies have also driven government bond yields in developed markets to historic lows. As a result, the search for income continued to be a primary concern for many investors, contributing to distortions in the equity markets as well.

The U.S. stuck to its slow-growth trajectory, adding to its growing string of consecutive quarters of economic expansion. A recovering housing market and rising equity markets contributed to a “wealth effect” that carried through to retail and auto sales. Although sequestration cast a shadow at the end of the year that carried into 2013, the country managed to avoid the fiscal cliff, and the passage of a new continuing resolution has prevented a Washington shutdown.

Elsewhere, we continued to see underwhelming euro zone GDP and ongoing tensions between the haves and have-nots. Italy’s ill-fated election, as well as Cyprus’ woes and the EU’s missteps in addressing them, underscored the tensions in the EU and the complexities of the bailout-austerity cycle. There was better news coming out of Japan, however, as the Bank of Japan took steps during the period to reverse deflation, resulting in better factory output, consumer confidence and business sentiment for that key global economy.

Conditions were best in the U.S., as economic recovery continued at a slow and steady pace. U.S. stocks rallied to a double-digit performance, with the S&P 500 Index1 returning an impressive 14.42% for the period. Global markets also participated in the upswing, as the MSCI World Index2, a measure of developed market equity performance, posted a robust 13.78% gain. Meanwhile, emerging markets lagged their developed-market counterparts for the period amid concerns of slowing growth and less accommodative monetary policy in several key economies, but the MSCI Emerging Markets Index3 still managed a gain of 5.40%.

www.calamos.com	1

Letter to Shareholders

Many of the Calamos Funds utilize convertible securities, and this area of the market also enjoyed the six-month rally, as the BofA Merrill Lynch All U.S. Convertible Ex-Mandatory Index4 returned 12.69%, prompted by lower-quality higher yielding securities. High yield issuance continued to maintain a steady pace, while performance for the six-month period was also healthy, with a 7.21% return in the Credit Suisse High Yield Index5. The lower yielding U.S. bond market was more muted, however, as the Barclays Capital U.S. Aggregate Bond Index6 posted a gain of just 0.90%.

Global Outlook: Cautious Optimism

Our global outlook remains cautiously optimistic, and we believe, now more than ever, that active management and diversification are crucial to long-term investing success.

We expect the global economic recovery to continue at a measured pace, led by the U.S. and the emerging markets. Our greatest concerns relate to euro zone GDP and a potential slowdown in earnings growth, globally. We believe that valuations and long-term secular trends (including those related to the EM consumer) support our positioning. Recent housing and consumer data in the U.S. has been encouraging, and although some of China’s first quarter economic data (GDP and industrial production) has fallen short of estimates, numbers remain high in absolute terms and relative to developed markets.

On the back of central bank intervention and investors’ quest for income, valuations for areas such as staples have become stretched to a point that we believe merits caution. Meanwhile, we believe that the valuations of growth equities are attractive by many measures. For example, U.S. growth equities are highly compelling on the basis of free cash flow yields versus 10-year Treasury yields, as well as on a P/E basis versus value stocks. Many growth-rich but dividend-poor technology stocks are especially undervalued. After strong performance in the first half of 2012, we’ve seen the sector give some back, but the fundamentals still look attractive from both top-down and bottom-up perspectives.

We are also encouraged by trends in the U.S. and global convertible markets. Economic growth has supported increased issuance globally, and we continue to find attractively valued convertibles that offer the characteristics we seek—that is, a balance between equity participation and potential downside resilience.

A Global, Long-Term Perspective

Despite our broadly constructive outlook for equities and the global economy, we expect continued choppiness in the markets, and would not be surprised to see the equity market correct off recent highs, with overpriced sectors potentially coming under particular pressure. We believe this can create new buying opportunities, and we are carefully assessing opportunities across industries.

In this environment, we believe that maintaining long-term focus, global perspective and a commitment to diversified asset allocation are vital to investing success. We recognize that our role is to understand and adapt to the markets we are in, and we believe that our experience, proprietary research and active approach position us

2	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Letter to Shareholders

well in this regard. We continue to enhance our team and our approach, adding new resources, including a dedicated value investing team, additional specialized team members and more risk management capabilities.

As always, we appreciate the trust you have placed in us to manage your assets and help you achieve your financial goals. We encourage you to visit us at www.calamos.com or contact us at 800.582.6959 with any questions or concerns about our funds that are not addressed in this report.

Sincerely,

John P. Calamos, Sr.

CEO and Global Co-CIO,

Calamos Advisors LLC

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

1	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

2	The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Source: Lipper, Inc.

3	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index considered broadly representative of emerging market equity performance. The index represents companies within the constituent emerging markets that are available to investors worldwide.

4	The BofA Merrill Lynch All U.S. Convertibles Ex-Mandatory Index represents the U.S. convertible securities market excluding mandatory convertibles.

5	The Credit Suisse High Yield Index is an unmanaged index of approximately 1,600 issues with an average maturity range of seven to ten years with a minimum capitalization of $75 million. The Index is considered generally representative of the U.S. market for high yield bonds.

6	The Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. Source: Lipper, Inc.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index.

Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Funds are actively managed.

The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to the accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, that should be carefully considered prior to investing. This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio.

This report is intended for informational purposes only and should not be considered investment advice.

www.calamos.com	3

Calamos Growth Fund

FUND NASDAQ SYMBOLS
A Shares	CVGRX
B Shares	CVGBX
C Shares	CVGCX
I Shares	CGRIX
R Shares	CGRRX

FUND CUSIP NUMBERS
A Shares	128119302
B Shares	128119740
C Shares	128119856
I Shares	128119807
R Shares	128119435

FUND OBJECTIVE

Long-term capital growth

INVESTMENT STRATEGY

>	Blends rigorous economic and broad themes analysis with intensive company and security research seeking to identify businesses with higher growth relative to peers

>	Determines the quality and sustainability of a company’s growth by assessing its fundamentals and management among other factors

>	Uses proprietary valuation models to ascertain a stock’s return potential

>	Adheres to strict risk-management guidelines to determine portfolio construction

INVESTOR PROFILE

This Fund may be suitable for investors who seek:

>	A portfolio that pursues the highest potential growth opportunities regardless of company size or industry

>	A relatively aggressive yet diversified way to participate in the stock market’s long-term growth potential

CALAMOS GROWTH FUND

INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team, led by Global Co-Chief Investment Officers John P. Calamos, Sr. and Gary D. Black, discusses the Fund’s performance, strategy and positioning during the six-month period ended April 30, 2013.

Q.  What is the Fund’s investment strategy?

A.  Calamos Growth Fund invests in U.S. companies that we believe have the best prospects for sustainable and high relative growth. The Fund offers an attractive way to participate in long-term growth trends by focusing on companies with strong, enduring strategies, disciplined and forward-thinking management and solid long-term execution. We believe that there are many exciting growth trends within the global economy, and we have sought companies with good earnings prospects, high returns on invested capital, sustainable free cash flow, and low debt-to-capital ratios.

Q.  How has the Fund performed?

A.  Because we believe equity funds are best utilized within asset allocations as long-term investments, we encourage investors to evaluate performance over multiple market cycles. Since its inception on September 4, 1990, the Fund has returned 12.96% on an annualized basis (Class A shares at net asset value). For this period, the broad equity market, as measured by the S&P 500 Index, returned 9.58%, while the Russell Midcap® Growth Index and the Russell 3000® Growth Index, returned 10.59% and 8.78%, respectively. The Russell 3000® Growth Index provides a point of comparison for the broad U.S. growth equity market, including companies of all capitalizations, while the Russell Midcap® Growth Index is a measure of mid-cap growth stocks, one segment of the Fund’s potential universe of investments.

For the six-month period ended April 30, 2013, Calamos Growth Fund returned 6.59% versus the S&P 500 Index gain of 14.42%. For this same period, the Russell Midcap® Growth Index rose 17.75% and the Russell 3000® Growth Index gained 13.93%.

Q.  What factors influenced performance over the period?

A.  The Fund trailed the Russell 3000® Growth Index as higher yielding and more defensive investments outperformed. Our focus on companies with cleaner balance sheets and globally diversified revenues was not rewarded in the period, as investors favored more leveraged growth and U.S.-focused businesses. In this environment, we continue to emphasize multinationals, which have greater flexibility to participate in global secular growth trends and to go where capital is treated best. The period also saw those companies with the highest current dividend yields yet slowest long-term projected growth outperform.

Sector performance within the market also illustrated that investors were focused on yield as opposed to growth over the six-month period. Signs of a rotation from defensive sectors to more cyclical growth areas (such as information technology, energy and industrials) appeared in the final weeks of the period, and corresponding performance within the Fund improved in kind.

In terms of specific sector performance, stock selection decisions within the consumer discretionary sector detracted from Fund returns. In particular, positioning within the Internet retail and specialty retail industries held back returns. Shares of some select

4	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth Fund

retailers delivered sales forecasts that fell short of expectations during the period, but we remain committed over the long term to companies with well-known brands, global business strategies and those with the ability to reach a geographically diversified customer base.

Stock selection within the materials sector also weighed on performance. On an industry level, an overweight allocation to and selection within the metals and mining industry (primarily gold miners) detracted from returns. We had maintained an overweight to the sector because we believe increased demand for resources from emerging market regions and accommodative global central bank policies can provide a tailwind to select industries.

The Fund’s selection within the energy sector detracted from performance. Specifically, holdings within the oil-and-gas equipment and services industry underperformed those of the benchmark. Our focus within the sector remains on the oil-and-gas exploration-and-production and equipment-and-services industries. These particular industries possess relatively stronger growth fundamentals that are less tied to the price of underlying commodities. As in materials, we believe that slow but continued global economic growth (including rebounding economic data in emerging markets), and global accommodative monetary policy can support opportunities within the energy sector. Investor preference for onshore energy production hindered the returns of the offshore companies, yet many of these maintain strong growth characteristics and attractive valuations.

While the Fund’s average overweight positioning within the health care sector helped performance, security selection within the sector hindered. Holdings within the pharmaceuticals and health care equipment industries underperformed, as investors favored the more defensive, slower-growth, higher yielding big pharmaceutical companies. Within health care, we seek investments with strong corporate fundamentals, attractive near-term catalysts, leading market share positions, the opportunity to participate in the growth of the emerging markets, as well as those that are furthest removed from government regulations.

The information technology sector was one of the worst performing areas over the period, and the Fund’s overweight allocation detracted from performance. However, security selection within the sector contributed favorably on a relative basis. We continue to focus on companies with solid balance sheets, globally diversified revenue bases and productivity enhancement capabilities. As long-term investors, we maintain conviction in technology because we believe many companies in the sector stand to benefit from long-term secular growth themes, including persistent innovation, enhanced mobility and global connectivity.

Q.  What changes were made over the course of the reporting period?

A.  We recognize that our role as a Fund manager is to understand and adapt to the markets we are in, and we remain committed to improving performance. In many ways, the Fund was positioned too defensively throughout much of 2012, with an emphasis on higher-quality balance sheets and the use of metals and mining companies and oil businesses as a cautious view on government currency operations. In 2013, the Fund reflected changes away from that stance, yet the market’s preference for low-growth businesses and high dividend yields proved to be out of favor with a higher-growth bias.

SECTOR WEIGHTINGS
Information Technology	36.1%
Consumer Discretionary	19.0
Industrials	13.6
Health Care	12.6
Energy	6.6
Consumer Staples	5.6
Financials	4.8
Materials	0.9

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	5

Calamos Growth Fund

We continue to focus on secular themes related to mobility and connectivity within technology, and on strong global brands within the consumer sectors. We are also attracted to companies tied to the global infrastructure build-out, as well as those that are considered productivity enhancers. Growth prospects remain compelling for multinational firms whose businesses are closely tied to emerging market consumer spending and the evolution of high-tech manufacturing.

On a sector basis, we have found the most opportunity within the information technology, consumer discretionary and industrials sectors. Relative to the Russell 3000® Growth Index, the Fund’s largest overweight allocation is to information technology, while it remains underweight relative to the consumer staples sector.

Among positioning changes during the period, we reduced the Fund’s allocation to information technology, primarily through the sale of companies where we believed that fundamentals and near-term growth catalysts had deteriorated. We remain committed to the vast growth opportunities within the sector overall, however, and therefore maintain an overweight allocation. We also pared the allocation to the materials sector during the period. We eliminated Fund holdings within the gold metals and mining industry due to higher costs, poor earnings and our desire to add names with improving near-term growth opportunities.

Based on the strength we see in infrastructure build-out and high-tech manufacturing trends, we increased the Fund’s allocation to the industrials sector, adding companies broadly across industries, including construction and engineering, railroads and airlines. Many companies in the sector are compelling from both valuation and fundamental perspectives. Our focus is on companies capitalizing on global manufacturing, especially in areas such as the machinery and construction and engineering industries, where the project pipeline is attractive. We also increased the portfolio’s allocation to the consumer discretionary sector, adding positions within the home improvement and apparel retail industries.

Q.  What is the outlook for U.S. growth stocks and the Fund?

A.  We continue to have a constructive view of U.S. growth stocks, particularly larger multinational firms, and we remain committed to improving Fund performance.

In our view, equity valuations continue to be attractive relative to cash flows, forward earnings expectations and the fixed income market, and growth equity premiums are even more appealing. In other words, the markets are still are not paying a premium for growth stocks. Investors continue to favor yield over growth, but we believe that stock prices have become too high for many of the companies paying high dividends.

In this environment, we maintain a preference for higher growth investments in the Fund. Despite near-term concerns and heightened choppiness in the global markets, we believe that our focus on U.S. multinational businesses remains appropriate for long-term investors. We favor businesses that we believe are capable of succeeding within a slower growth environment.

6	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth Fund

ANNUALIZED RETURN: SINCE INCEPTION (9/4/90) THROUGH 4/30/13

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation and Lipper, Inc.

www.calamos.com	7

Calamos Growth Fund

GROWTH OF $10,000: FOR 10-YEAR PERIOD ENDED 4/30/13

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/13

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 9/4/90
Without Sales Charge	6.59%	-0.23%	0.22%	7.39%
With Sales Charge	1.53	-4.97	-0.75	6.87
Class B Shares – Inception 9/11/00
Without Sales Charge	6.19	-0.98	-0.53	6.75
With Sales Charge	1.28	-5.56	-0.88	6.75
Class C Shares – Inception 9/3/96
Without Sales Charge	6.19	-0.97	-0.53	6.59
With Sales Charge	5.22	-1.87	-0.53	6.59
Class I Shares – Inception 9/18/97	6.72	0.02	0.47	7.66
Class R Shares – Inception 3/1/07	6.46	-0.46	-0.03	2.41	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2000. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Annualized Return Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

2

The Russell Midcap® Growth Index measures the performance of mid-sized companies with growth characteristics. Index data shown for the Annualized Return Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

3

The Russell 3000® Growth Index measures the performance of companies with higher price-to-book ratios and higher forecasted growth values. Index data shown for the Annualized Return Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

8	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Value Fund

CALAMOS VALUE FUND

INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team, led by Global Co-Chief Investment Officers John P. Calamos, Sr. and Gary D. Black, discusses the Fund’s performance, strategy and positioning during the six-month period ended April 30, 2013.

Q.  What is the Fund’s investment strategy?

A.  We believe that superior returns can be earned over time by investing in good businesses at value prices, actively managing positions to source incremental returns and limit losses and holding stocks only until they are appropriately valued. The Fund seeks to invest in the stocks of companies that are not broken, just a bit battered, and to own them while their stock prices reflect a view more dire than ours. A unifying theme at Calamos is that growth in cash flows drives growth in stock prices. Growth can come in two forms—secular long-term growth and short-term cyclical growth. Strong long-term secular growth companies are generally too expensive for this Fund’s discipline, so the team focuses on misunderstood and mispriced slower-growing companies with the expectation that the stock market’s negative sentiment for them will abate relatively soon. Often this means we are only temporary owners of a business, as we aim to own it only for as long as it is undervalued. A strong business will usually not remain misunderstood and undervalued by the stock market forever, but over time can recover and become fully valued.

Q.  How has the Fund performed?

A.  Because we believe equity funds are best utilized within asset allocations as long-term investments, we encourage investors to evaluate performance over longer time periods. Since its inception on January 2, 2002, the Fund has returned 4.41% on an annualized basis (Class A shares at net asset value) versus 6.10% for the Russell 1000® Value Index. For the six-month period ended April 30, 2013, the Fund returned 13.59% versus 16.31% for the Russell 1000® Value Index.

This semiannual period represents the first full six-month term during which the Calamos Value Fund was completely managed by the new Value Team, which brought its extensive value-specific experience to Calamos in July of 2012.

Q.  What factors influenced performance over the period?

A.  The Fund’s focus on companies with strong free cash flows and resilient business models produced stable returns in the six-month period, but fell short of the Russell 1000® Value Index performance. The Fund’s overweight in the industrials sector, based on an expected pickup in manufacturing activity, supported performance, as economic data showed improvement and Fund names benefited from exposure to the crude-by-rail theme.

The Fund’s preference for consumer names with strong brands that drive sustainable cash flows and operating margins proved beneficial, as the consumer proved a bit more resilient than some expected. While we have seen a steady rally in U.S. equities thus far in 2013, the early year preference for high-beta cyclical names gave way to a focus on defensive high yielding names (that is, dividend-paying stocks) in the latter part of the period. Since we take an agnostic view of dividends as a use of cash, the Fund lagged the move upward as it was underweighted in high yielding groups like consumer staples and utilities.

FUND NASDAQ SYMBOLS
A Shares	CVAAX
B Shares	CVABX
C Shares	CVACX
I Shares	CVAIX
R Shares	CVARX

FUND CUSIP NUMBERS
A Shares	128119666
B Shares	128119658
C Shares	128119641
I Shares	128119633
R Shares	128119419

FUND OBJECTIVE

Long-term capital growth

INVESTMENT STRATEGY

>	Seeks to buy good businesses trading at value prices, including those demonstrating sustainable return on invested capital, price/cash flow, and a potential catalyst for change in 3-9 months

>	Focuses on finding strong businesses with the potential to drive superior returns

>	Looks to deliver absolute returns and manage downside risk and capital loss by using active portfolio management to source incremental returns and protect capital

INVESTOR PROFILE

This Fund may be suitable for investors who seek:

>	A vehicle for building assets to meet medium-range to long-range financial goals

>	A value-oriented complement to a growth-oriented portfolio

www.calamos.com	9

Calamos Value Fund

SECTOR WEIGHTINGS
Financials	26.7%
Energy	16.1
Consumer Discretionary	15.9
Industrials	14.2
Health Care	8.8
Consumer Staples	5.6
Materials	5.0
Information Technology	3.3
Other	0.2

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

Q.  What changes were made to the Fund’s portfolio over the course of the reporting period?

A.  Our focus continues to be on investments in companies with strong sustainable cash flows driven by some combination of management expertise, proprietary technology, niche market focus, barriers to competitive entry and/or powerful brand names that are trading at a discount to intrinsic value. What we are looking for in a company does not change—market prices do. As is our active nature, we scaled out of names that approached our price targets and re-invested the cash in new opportunities.

We made additions to the energy, health care and consumer discretionary sectors. The increase in energy was the largest change, as we added to the Fund’s exposure in large cap integrated oil names, moving from an underweight to a slight overweight at the end of the reporting period, as we continue to see the shale gas revolution as a long-term trend. In health care, the Fund’s increase was a result of adding a large pharmaceutical company, with no major sells during the period. Our preference on the health care front is to continue to avoid HMOs, while preferring drug and medical device names for their more stable margin and cash flow profiles. In consumer discretionary, we continued to add exposure to media content providers, who we feel have strong pricing power in this environment and are benefiting from increasing numbers of access providers adding new revenue streams to the traditional cable distribution model. The consumer discretionary sector continues to be the largest overweight in the Fund.

We decreased the Fund’s exposure in industrials, financials and information technology during the period. In industrials, we have shifted the focus of investments away from the extended valuations in railroads and toward construction and agricultural names, which looked a bit battered after the March reporting period. We slightly reduced the Fund’s exposure in the financials sector, though it continues to be its largest sector from an absolute standpoint. We made changes in the market cap of the Fund’s bank exposure during the period, favoring large cap global banks and alternative asset managers as a nice play on continuing improvements in the investment environment. There were minimal changes made in consumer staples, materials, telecommunication services and utilities during the reporting period, all of which remained underweight versus the benchmark.

Q.  What is your outlook for the value equities and the Fund?

A.  Throughout the stock market, companies with cash are in demand, as investors seek not only nice dividends today but also the opportunity to grow that dividend in the future. A focus on current yield has morphed into a focus on growth in payouts, at least for now. We believe that in the near term the market will continue to favor large companies with excess cash on their balance sheets and lots of free cash flow that they can put toward dividends and buybacks.

We believe that our active approach to value is well suited to the current market environment. Specifically, we believe that our focus on misunderstood and mispriced slower-growing companies has unearthed a number of compelling opportunities for the Fund.

10	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Value Fund

ANNUALIZED RETURN: SINCE INCEPTION (1/2/02) THROUGH 4/30/13

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation and Lipper, Inc.

www.calamos.com	11

Calamos Value Fund

GROWTH OF $10,000: FOR 10-YEAR PERIOD ENDED 4/30/13

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/13

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 1/2/02
Without Sales Charge	13.59%	15.01%	2.46%	6.96%
With Sales Charge	8.16	9.53	1.47	6.45
Class B Shares – Inception 1/2/02
Without Sales Charge	13.18	14.09	1.69	6.33
With Sales Charge	8.18	9.09	1.31	6.33
Class C Shares – Inception 1/2/02
Without Sales Charge	13.27	14.19	1.70	6.16
With Sales Charge	12.27	13.19	1.70	6.16
Class I Shares – Inception 3/1/02	13.71	15.29	2.72	7.24
Class R Shares – Inception 3/1/07	13.48	14.72	2.20	1.75	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2004. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1

The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. Index data shown for the Annualized Return Since Inception graph is from 12/31/01, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

12	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Focus Growth Fund

CALAMOS FOCUS GROWTH FUND

INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team, led by Global Co-Chief Investment Officers John P. Calamos, Sr. and Gary D. Black, discusses the Fund’s performance, strategy and positioning during the six-month period ended April 30, 2013.

Q.  What is the Fund’s investment strategy?

A.  Calamos Blue Chip Fund changed its name to Calamos Focus Growth Fund effective March 1, 2013, reflecting its more focused approach to investing primarily in U.S.-based, large cap companies that we believe have the best prospects for sustainable for growth. We believe these “blue chip” companies may offer a higher degree of stability compared to smaller, less-tested companies, and that our more focused approach to this area may provide an opportunity for investors to diversify their equity allocation with a more concentrated strategy. While the Fund invests primarily in U.S.-domiciled businesses, we continue to favor companies with a global presence and geographically diversified revenues that we believe are positioned to capitalize on global economic growth and global secular trends.

Q.  How has the Fund performed?

A.  Because we believe equity funds are best utilized within asset allocations as long-term investments, we encourage investors to evaluate performance over longer time periods. Since its inception on December 1, 2003, the Fund has returned 4.62% on an annualized basis (Class A shares at net asset value) versus a 6.51% return for the S&P 500 Index and a 6.57% return for the Russell 1000® Growth Index. For the six-month period ended April 30, 2013, the Calamos Focus Growth Fund returned 7.67% versus 14.42% for the S&P 500 Index and 13.71% for the Russell 1000® Growth Index.

Q.  What factors influenced performance over the period?

A.  Higher yielding and more defensive investments outperformed in the market. Our focus on companies with cleaner balance sheets and globally diversified revenues was not rewarded, as investors favored more leveraged growth and U.S.-focused businesses. In this environment, we continue to emphasize multinationals, which have greater flexibility to participate in global secular growth trends and to go where capital is treated best. The period also saw those companies with higher dividend yields and slower long-term projected growth outperform.

Sector performance within the market also illustrated that investors were focused on yield as opposed to growth over the six-month period. While market sentiment was defensive on a sector level, investors were less concerned about balance sheet strength in an overall environment boasting easier access to capital. Signs of a rotation from defensive sectors to more cyclical growth areas (such as information technology, energy and industrials) appeared in the final weeks of the period, and corresponding performance within the Fund improved in kind.

The Fund’s security selection within the energy sector detracted from performance in the period. Specifically, holdings within the oil-and-gas equipment and services industry underperformed those of the benchmark. Our focus within the sector remains on the oil-and-gas equipment-and-services and exploration-and-production industries. These

FUND NASDAQ SYMBOLS
A Shares	CBCAX
B Shares	CBCBX
C Shares	CBXCX
I Shares	CBCIX
R Shares	CBCRX

FUND CUSIP NUMBERS
A Shares	128119625
B Shares	128119617
C Shares	128119591
I Shares	128119583
R Shares	128119427

FUND OBJECTIVE

Long-term capital growth

INVESTMENT STRATEGY

>	A growth-oriented large cap portfolio with 38 holdings

>	Seeks to capitalize on higher-growth businesses with attractive fundamentals

>	Active management blending investment themes and fundamental research

INVESTOR PROFILE

This Fund may be suitable for investors who seek:

>	A vehicle for building assets to meet medium- to long-range financial goals

>	A larger-cap growth offering of diversified companies providing broad market participation

www.calamos.com	13

Calamos Focus Growth Fund

SECTOR WEIGHTINGS
Information Technology	40.6%
Consumer Discretionary	16.3
Health Care	12.4
Industrials	11.5
Consumer Staples	7.1
Energy	6.3
Financials	4.9

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

particular industries possess relatively stronger growth fundamentals that are less tied to the price of underlying commodities. We believe that slow but continued global economic growth (including rebounding economic data in emerging markets), and global accommodative monetary policy can support opportunities within the energy sector.

Positioning within the materials sector also hampered performance. On an industry level, an overweight allocation to and selection within the metals and mining industry (primarily gold miners) detracted from returns, and we have since eliminated the Fund’s metals and mining holdings. We continue to believe some areas of the sector will be supported by increased demand for resources from emerging market regions, as well as by reflation efforts and accommodative global central bank policies.

An underweight allocation and security selection within the consumer discretionary sector detracted from performance. In particular, positioning within the Internet retail, media and specialty retail industries held back returns. Shares of some select retailers delivered sales forecasts that fell short of expectations during the period.

While the Fund’s average overweight positioning within the health care sector helped performance, security selection hindered relative returns. While positive, the Fund’s returns within the sector failed to match those within the Russell 1000® Growth Index. Specifically, holdings within the pharmaceuticals and health care equipment industries underperformed, as investors favored the more defensive, slower-growth, higher yielding big pharmaceutical companies.

Q.  What changes were made to the Fund’s portfolio over the course of the reporting period?

A.  We continue to focus on secular themes related to mobility and connectivity within information technology, and on strong global brands within the consumer sectors. We are also attracted to companies tied to the global infrastructure build-out, as well as those that are considered productivity enhancers. Growth prospects remain compelling for multinational firms whose businesses are closely tied to emerging market consumer spending and the evolution of high-tech manufacturing.

On a sector basis, we have found the most opportunity within the information technology, consumer discretionary and health care sectors. Relative to the Russell 1000® Growth Index, the Fund’s largest overweight allocation is to information technology, while it remains underweight relative to the consumer staples sector.

Among the positioning changes during the period, we increased the Fund’s allocation to the industrials sector based on the strength we see in infrastructure build-out and high-tech manufacturing trends. Many companies in the sector are compelling from both valuation and fundamental perspectives. Our focus is on companies capitalizing on global manufacturing trends related to areas such as the construction and electrical component and equipment industries, where the project pipeline is attractive. We also increased the portfolio’s allocation to the consumer discretionary sector, adding to positions where near-term growth catalysts are strong and revenues are globally diversified.

We eliminated the Fund’s allocation to the materials sector, ending the period with a 0% weighting. We sold holdings within the gold metals and mining industry due to higher costs, poor earnings and our goal of adding companies with improving near-term growth opportunities. We will look to opportunistically add names to the sector, should they demonstrate improving fundamentals, sustainable growth and attractive valuations.

14	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Focus Growth Fund

Q.  What is your outlook for large cap growth equities and the Fund?

A.  We continue to have a constructive view of large cap U.S. growth stocks, particularly multinational firms, and we remain committed to improving Fund performance. We believe a focused approach, guided by our proprietary research, will serve the Fund well.

In our view, equity valuations continue to be attractive relative to cash flows, forward earnings projections and the fixed income market, and growth equity premiums are even more appealing. In other words, the markets are still are not paying a premium for growth stocks. Investors continue to favor yield over growth, but we believe that stock prices have become too high for many of the companies paying high dividends.

In this environment, we maintain a preference for larger cap, higher-growth investments in the Fund. Despite near-term concerns and heightened choppiness in the global markets, we believe that our focus on U.S. multinational businesses remains appropriate for long-term investors. We favor businesses that we believe are capable of succeeding within a slower-growth environment, and we believe the Fund’s more focused approach will help us to concentrate our efforts on our highest conviction names.

www.calamos.com	15

Calamos Focus Growth Fund

GROWTH OF $10,000: SINCE INCEPTION (12/1/03) THROUGH 4/30/13

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/13

	6 MONTHS	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 12/1/03
Without Sales Charge	7.67%	3.03%	2.51%	4.62%
With Sales Charge	2.58	-1.84	1.51	4.08
Class B Shares – Inception 12/1/03
Without Sales Charge	7.26	2.31	1.74	3.95
With Sales Charge	2.26	-2.69	1.37	3.95
Class C Shares – Inception 12/1/03
Without Sales Charge	7.26	2.23	1.74	3.84
With Sales Charge	6.26	1.23	1.74	3.84
Class I Shares – Inception 12/1/03	7.78	3.33	2.77	4.89
Class R Shares – Inception 3/1/07	7.52	2.77	2.25	2.55

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2004. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Since Inception Growth of $10,000 graph is from 11/30/03, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

2

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price to-book ratios and higher forecasted growth values. Index data shown for the Since Inception Growth of $10,000 graph is from 11/30/03, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

16	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Discovery Growth Fund

CALAMOS DISCOVERY GROWTH FUND

INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team, led by Global Co-Chief Investment Officers John P. Calamos, Sr. and Gary D. Black, discusses the Fund’s performance, strategy and positioning during the six-month period ended April 30, 2013.

Q.  What is the Fund’s investment strategy?

A.  Calamos Discovery Growth Fund invests in small cap and mid cap (“SMID”) equities that we believe have the best prospects for growth. The Fund offers a relatively aggressive yet diversified way to get exposure to the SMID space and participate in the long-term growth potential of the U.S. stock market. While Discovery Growth is one of our newer funds, it is managed by the same investment team and draws upon the same research process that we use for all of our other funds. Our investment process is designed to identify companies with higher growth profiles and greater returns on invested capital relative to peers. We favor companies with geographically diversified revenues that are participating in long-term global growth trends.

We expect to concentrate on small cap companies that, if successful, will grow into mid caps. We have the flexibility to continue holding these successful mid cap companies. We believe that a mid cap company that has successfully grown from a small cap has demonstrated the potential of its business model and its ability to deliver sustained earnings growth.

Q.  How has the Fund performed?

A.  For the six-month period ended April 30, 2013, the Calamos Discovery Growth Fund returned 7.19% (Class A shares at net asset value) versus 16.79% for the Russell 2500™ Growth Index. Since its inception on June 1, 2010, the Fund gained 8.50% versus an 18.06% return for the index.

Q.  What factors influenced performance over the period?

A.  Our focus on companies with cleaner balance sheets and globally diversified revenues was not rewarded, as investors favored more leveraged growth, and were less concerned about balance sheet strength in an overall low cost of capital environment. We continue to emphasize those companies with greater flexibility to participate in secular growth trends and the ability to go where capital is treated best.

We see many of the most compelling growth opportunities in companies in the information technology sector, where we find innovative products and strong balance sheets, as well as participation in secular themes, such as productivity enhancement and constant communication and connectivity. We continue to believe many companies in the technology sector stand to benefit from long-term secular growth themes, including persistent innovation, enhanced mobility and global connectivity. In addition, as investors lengthen their view from extremely short-term time horizons, we believe these businesses trading at attractive valuations will be rewarded. However, IT was one of the worst performing areas within the Russell 2500™ Growth Index over the period, and the Fund’s average overweight allocation detracted from performance. Stock selection decisions within the sector also hampered returns, specifically positioning within the semiconductors and software industries.

FUND NASDAQ SYMBOLS
A Shares	CADGX
B Shares	CBDGX
C Shares	CCDGX
I Shares	CIDGX
R Shares	CRDGX

FUND CUSIP NUMBERS
A Shares	128120102
B Shares	128120201
C Shares	128120300
I Shares	128120409
R Shares	128120508

FUND OBJECTIVE

Long-term capital growth

INVESTMENT STRATEGY

>	Focus on small cap and mid cap companies

>	Blends rigorous economic and broad themes analysis with intensive company and security research seeking to identify businesses with higher growth relative to peers

>	Seeks to determine the quality and sustainability of a company’s growth by assessing its fundamentals and management among other factors

>	Uses proprietary valuation models to ascertain a stock’s return potential

>	Adheres to strict risk-management guidelines in constructing the portfolio and assessing a security’s fit within the portfolio

INVESTOR PROFILE

This Fund may be suitable for investors who seek:

>	Exposure to small cap and mid cap companies

>	A relatively aggressive yet diversified way to participate in the U.S. stock market’s long-term growth potential

www.calamos.com	17

Calamos Discovery Growth Fund

SECTOR WEIGHTINGS
Information Technology	19.8%
Health Care	17.7
Consumer Discretionary	16.1
Industrials	15.5
Financials	10.2
Energy	8.7
Materials	5.2
Consumer Staples	3.9

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

The Fund’s security selection within the health care sector hindered returns, specifically companies within the biotechnology and health care technology industries.

The Fund’s security selection within the industrials sector also detracted from relative returns, specifically as positioning within the machinery and trading companies and distributors industries underperformed. Our focus is on companies capitalizing on global manufacturing, especially in areas such as the machinery, aerospace and defense and commercial services industries, where project pipelines are attractive.

Stock selection within the financials sector trailed index returns and detracted from performance in the period. The Fund’s positioning within the capital markets and real estate management and development industries underperformed.

Q.  How is the Fund positioned?

A.  The Fund’s largest allocations in absolute terms include the information technology, consumer discretionary and industrials sectors. Relative to the Russell 2500™ Growth Index, the portfolio’s largest overweight allocation is to the energy sector, while the Fund is underweight relative to the consumer discretionary sector. Within consumer discretionary, we seek to invest in companies delivering higher relative growth and those that exhibit fundamentals that are able to stand up to a volatile and challenging economic environment.

Among positioning changes during the period, we reduced the Fund’s allocation to information technology, mainly by selling companies where we believed that fundamentals and near-term growth catalysts had deteriorated. However, we remain committed to the vast growth opportunities within the sector overall for the reasons outlined above. We added to the Fund’s allocation within the health care sector during the period, where positions were added within the biotechnology and health care services industries. Within health care, we seek investments that offer strong corporate fundamentals, attractive near-term catalysts and leading market share positions. We are also attracted to innovative companies pursuing growth opportunities within the emerging markets, as well as those that are furthest removed from government regulation. In addition, we increased the Fund’s allocation to the financials and energy sectors during the period. In regard to financials, we believe the relative appeal of the sector has improved. Loan growth, better prospects in the housing market and healthier consumer balance sheets support our more positive view.

Q.  What is your outlook for small and mid cap equities and the Fund?

A.  In our view, small and mid cap equities continue to be attractive and growth equity premiums are even more appealing. With respect to valuations, small to mid cap growth equities remain compelling, as investors continue to place very little investment premium on growth companies relative to value. We remain constructive, and believe these companies remain well positioned as the economic recovery continues. Investors continue to favor yield over growth, but we believe that stock prices have become too high for many of the companies paying high dividends.

In this environment, we maintain a preference for higher-growth investments in the Fund, and those that we believe are capable of succeeding within a slower-growth landscape. Despite near-term concerns and heightened choppiness in the global markets, we believe that our focus on companies generating strong earnings growth and high returns on invested capital remains appropriate for long-term investors.

18	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Discovery Growth Fund

GROWTH OF $10,000: SINCE INCEPTION (6/1/10) THROUGH 4/30/13

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/13

	6 MONTHS	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 6/1/2010
Without Sales Charge	7.19%	0.24%	8.50%
With Sales Charge	2.10	-4.52	6.70
Class B Shares – Inception 6/1/2010
Without Sales Charge	6.79	-0.48	7.72
With Sales Charge	1.79	-5.46	6.82
Class C Shares – Inception 6/1/2010
Without Sales Charge	6.70	-0.48	7.72
With Sales Charge	5.70	-1.48	7.72
Class I Shares – Inception 6/1/2010	7.32	0.55	8.80
Class R Shares – Inception 6/1/2010	7.05	0.00	8.25

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1

The Russell 2500™ Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. Source: Lipper, Inc.

Index returns assume reinvestments of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	19

Calamos International Growth Fund

FUND NASDAQ SYMBOLS
A Shares	CIGRX
B Shares	CIGBX
C Shares	CIGCX
I Shares	CIGIX
R Shares	CIGFX

FUND CUSIP NUMBERS
A Shares	128119575
B Shares	128119567
C Shares	128119559
I Shares	128119542
R Shares	128119393

FUND OBJECTIVE

Long-term capital growth

INVESTMENT STRATEGY

>	Applies bottom-up research and top-down analysis to target securities of non-U.S. companies that display acceleration in revenue growth, earnings growth and return on capital

>	Conducts extensive balance sheet and income statement analysis to determine the intrinsic value of companies under consideration

>	Emphasizes countries espousing free-market principles

INVESTOR PROFILE

This Fund may be suitable for investors who seek:

>	To diversify beyond the domestic market by investing in overseas growth stocks, potentially increasing long-term capital growth

>	An equity portfolio representing companies of all sizes and industries that offer high relative and sustainable growth potential

CALAMOS INTERNATIONAL GROWTH FUND

INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team, led by Global Co-Chief Investment Officers John P. Calamos, Sr. and Gary D. Black, discusses the Fund’s performance, strategy and positioning during the six-month period ended April 30, 2013.

Q.  What is the Fund’s investment strategy?

A.  Calamos International Growth Fund invests in an equity portfolio of non-U.S. companies of all sizes and industries that offer high relative and sustainable growth potential. This is a strategy for diversification and access to international growth companies, with an active growth focus. Our investment criteria favor companies that we believe offer the best prospects for growth. These companies are typically characterized by high earnings growth, healthy balance sheets and high return on invested capital. In the current environment, we are emphasizing companies with global presence and geographically diversified revenue streams. We believe that such companies offer more attractive prospects than those more dependent on a single economy.

We have the flexibility to invest across sectors, in companies domiciled in developed and developing markets. We favor companies based in markets that are moving toward a greater level of economic freedom, which we believe is a catalyst for wealth creation.

Q.  How has the Fund performed?

A.  Because we believe equity funds are best utilized within asset allocations as long-term investments, we encourage investors to evaluate performance over longer time periods. Since its inception on March 16, 2005, the Fund has returned 8.34% on an annualized basis (Class A shares at net asset value) versus a 5.50% return in the MSCI EAFE Growth Index and a 6.17% return in the MSCI ACWI ex-U.S. Growth Index over the same period. For the six-month period ended April 30, 2013, the Fund gained 5.49% versus a 17.44% return for the MSCI EAFE Growth Index and a 13.43% return in the MSCI ACWI ex-U.S. Growth Index.

Q.  What factors influenced performance over the period?

A.  There was a significant bias to more defensive areas within the non-U.S. equity market that illustrated investors were more focused on yield than growth within their equity allocations. However, we maintained a preference for higher-quality companies with clean balance sheets and globally diversified revenues.

We believe that the valuations of some dividend-oriented stocks have become stretched as investors have sought income in a global low-rate environment. However, our focus on risk management has precluded our ownership of a number of these companies during the period.

We continue to see many of the most compelling growth opportunities in companies in the information technology sector, where we find innovative products and strong balance sheets. Within IT, we are favoring businesses that exhibit higher cash flows, cleaner balance sheets and lower debt levels, and we believe technology firms will benefit from many of the long-term secular growth themes we have identified. However, the Fund’s stock selection decisions within the sector held back returns, as holdings within the electronic equipment and semiconductors industries lagged.

20	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos International Growth Fund

Security selection within the materials sector also hindered returns, particularly the Fund’s allocation to the gold mining industry, which was challenged by higher costs of extraction and production during the period, as well as the rising prices of mining infrastructure.

The Fund’s underweight position to financials hampered performance, as this was the best performing sector within the MSCI ACWI ex-U.S. Growth Index during the time period.

From a geographic standpoint, the Fund’s holdings within Canada and an underweight position to Japan detracted from performance during the six-month period. Japan has recently taken unprecedented steps to stimulate its economy, including doubling the money in circulation in the next two years and implementing an inflation target of 2%. While we have already seen some of the positive effects of these measures, we believe that much of this has already been priced into the market and we are therefore not jumping headfirst into this area. While resulting from bottom-up analysis rather than a top-down preference for individual countries, stock selection within Switzerland, China and Ireland aided performance.

Q.  How is the Fund positioned?

A.  The Fund is positioned to focus on higher secular growth businesses, such as those within the information technology and health care sectors. We continue to favor companies with global operations, as well as those able to tap into the growth occurring within emerging market economies.

The Fund’s largest allocations in absolute terms include the information technology, health care, consumer staples and energy sectors. Relative to the MSCI ACWI ex-U.S. Growth Index, the Fund’s largest overweight allocation is to the information technology sector, and it is underweight to the consumer staples and financials sectors.

Among the positioning changes that were made during the time period, we reduced the Fund’s allocation to materials, eliminating positions in gold miners. In light of our more constructive view on the global markets, we opportunistically reduced our exposure to gold, which was originally used to guard against the potential for a systemic market shock and a weakening of the dollar.

We increased the Fund’s exposure to the financials sector. While we remain conscious of the risks associated within this area, we have been adding to our allocation as a reflection of our now cautiously optimistic global equity outlook.

The Fund’s allocation to emerging markets was increased. While emerging markets have retreated more recently, we still believe there is significant growth potential within these economies. The Fund’s holdings within emerging market regions are typically larger, more established companies that display geographically diverse revenue streams. The Fund is underweight to Japan, as explained in the previous section.

Q.  What is your outlook for international equities and the Fund?

A.  We see many exciting opportunities among international equities and for the Fund. While we realize there may be shorter-term periods of volatility and near-term concerns, improving global GDP growth and continued accommodative monetary policy should continue to fuel equity markets. Multinational businesses are exhibiting strong profit growth. In our view, equity valuations continue to be attractive relative to cash flows and fixed income, and growth equity premiums are even more appealing.

SECTOR WEIGHTINGS
Information Technology	32.9%
Health Care	17.3
Consumer Staples	11.0
Energy	9.5
Consumer Discretionary	9.1
Financials	7.2
Industrials	5.1
Materials	2.9
Telecommunication Services	0.6

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	21

Calamos International Growth Fund

We continue to focus on secular themes related to mobility and connectivity within technology, and strong global brands within the consumer sectors. We are also attracted to companies tied to the global infrastructure build-out, as well as those able to deliver productivity enhancements. We strive to invest in global multinational companies with diversified revenue bases, and those positioned to benefit from the growing middle class in emerging economies. We expect policy uncertainty and market fluctuations will continue, but generally improving economic data, attractive valuations and robust secular trends support our active and risk-aware approach to accessing long-term opportunities.

22	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos International Growth Fund

GROWTH OF $10,000: SINCE INCEPTION (3/16/05) THROUGH 4/30/13

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/13

	6 MONTHS	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 3/16/05
Without Sales Charge	5.49%	5.13%	2.25%	8.34%
With Sales Charge	0.49	0.15	1.26	7.69
Class B Shares – Inception 3/16/05
Without Sales Charge	5.17	4.34	1.49	7.55
With Sales Charge	0.17	-0.66	1.11	7.55
Class C Shares – Inception 3/16/05
Without Sales Charge	5.17	4.35	1.50	7.53
With Sales Charge	4.17	3.35	1.50	7.53
Class I Shares – Inception 3/16/05	5.70	5.40	2.52	8.62
Class R Shares – Inception 3/1/07	5.37	4.82	2.00	4.55

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2005. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The MSCI EAFE Growth Index measures developed market growth equity performance (excluding the U.S. and Canada). Source: MSCI Barra.

2	The MSCI ACWI ex-U.S. Growth Index measures equity market performance of companies outside of the United States with higher growth values in developed and emerging markets.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	23

Calamos Evolving World Growth Fund

FUND NASDAQ SYMBOLS
A Shares	CNWGX
B Shares	CNWZX
C Shares	CNWDX
I Shares	CNWIX
R Shares	CNWRX

FUND CUSIP NUMBERS
A Shares	128119161
B Shares	128119153
C Shares	128119146
I Shares	128119138
R Shares	128119120

FUND OBJECTIVE

Long-term capital growth

INVESTMENT STRATEGY

>	Invests in the securities of companies based in developing countries and also developed-world companies with ties to emerging economies

>	Manages the Fund according to our stringent growth discipline, targeting companies that we believe offer the best opportunities for capital appreciation over the long term

>	Can flexibly deploy assets across sectors, countries, market caps and security types in an effort to manage risk and maximize return

INVESTOR PROFILE

This Fund may be suitable for investors who seek:

>	Enhanced diversification potential

>	A portfolio of companies that we believe offer high relative and sustainable growth potential

>	A risk-conscious means to participate in the long-term growth potential of developing markets

>	An asset-allocation solution that could potentially reduce volatility and increase total return in an investment portfolio

CALAMOS EVOLVING WORLD GROWTH FUND

INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team, led by Global Co-Chief Investment Officers John P. Calamos, Sr. and Gary D. Black, discusses the Fund’s performance, strategy and positioning during the six-month period ended April 30, 2013.

Q.  What is the Fund’s investment strategy?

A.  Calamos Evolving World Growth Fund invests in both equities and convertible securities in companies all around the world that have exposure to emerging economies. The Fund is an emerging markets growth equity strategy that we believe may provide a compelling core allocation for long-term investors.

In a global economy, companies all over the world, including those in the U.S. and other developed markets, may be able to benefit from the growing prosperity and progress in emerging markets. In this Fund, our investment team can invest not only in companies based in emerging markets, but also in companies based in developed markets that have a significant percentage of invested assets in emerging markets or derive a significant portion of firm revenues from them. Our emphasis is on what a company is doing and the clients it serves, not where it is located. We believe that this flexibility to invest in developed and developing markets potentially mitigates the risks of investing solely in companies domiciled in emerging markets.

Generally, the companies in which we invest are characterized by high earnings growth, healthy balance sheets and high return on invested capital.

Q.  How has the Fund performed?

A.  Since its inception on August 15, 2008, the Fund returned 6.61% on an annualized basis (Class A shares at net asset value) versus the 4.14% return of the MSCI Emerging Markets Index. For the six-month period ended April 30, 2013, the Fund returned 3.43% and the MSCI Emerging Markets Index returned 5.40%.

Q.  What factors influenced performance over the period?

A.  Emerging markets delivered moderate gains overall for the period but fell short of the stronger returns of global developed market indexes. In particular, emerging markets trailed during the first four months of 2013, as a result of decelerating economic growth, selectively tighter monetary policy versus developed markets and periods of capital outflows. The Fund also delivered a moderate gain but trailed the MSCI Emerging Markets Index return, due primarily to our relatively cautious positioning in several market segments and our preference for companies with stronger balance sheets and greater capital efficiency. With respect to market segments, the Fund’s relatively defensive positioning resulted in less exposure to financials, coupled with higher exposure to gold mining and production, which was employed to guard against the potential for a systemic market shock and a weakening of the dollar.

We continue to favor the health care sector due to the emergence of the emerging market middle class and the need for services and technology in these growing markets around the world. The Fund’s overweight allocation and security selection in the sector contributed most to performance. We remain especially attracted to select companies within the pharmaceutical and health care equipment industries due to their leading innovation and long-term growth potential in emerging economies.

24	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Evolving World Growth Fund

We continue to see many of the most compelling growth opportunities in companies in the information technology sector, where we find innovative products and strong balance sheets, and the Fund’s overweight allocation to the sector also enhanced performance. Specifically, larger exposure and stock selection in the semiconductor industry added value. We expect global and emerging market businesses in the sector to benefit from secular growth themes, including productivity enhancement, enhanced mobility and connectivity, and demand for information and entertainment.

The Fund’s underweight allocation and security selection within financials held back performance. Specifically, the Fund’s lower exposure and trailing selection in the diversified bank industry underperformed the MSCI Emerging Markets Index. We have been cautious and underweight in financials due to our concerns regarding complex global regulations and persistent capital risks. Although macro concerns remain, we believe the relative merits of the sector have improved and we are actively seeking opportunities. Rising loan growth, attractive valuations and increased incomes in emerging markets support a relatively more positive view and larger weight.

Gold mining companies were challenged in the period by higher costs of extraction and production, as well as by the rising prices of mining infrastructure, and a higher relative allocation to this industry hurt the Fund’s performance in the materials sector. While valuations and fundamentals of select companies within the gold industry remain attractive, we have reduced the Fund’s exposure to gold positions, which, as previously noted, were used primarily to guard against the potential for a systemic market shock and a weakening of the dollar.

Q.  How is the Fund positioned?

A.  We believe that the growth of emerging markets is a global growth opportunity, and as such we own a combination of emerging market-domiciled companies and multinational companies with global operations capable of accessing growth within emerging market economies. Given our view of improving global economic fundamentals and attractive emerging market equity valuations, we have continued to position the Fund to reflect a more cautiously optimistic market outlook and therefore have decreased defensive exposure in areas such as materials. We have maintained significant investments in higher secular growth businesses, such as those in the information technology, health care and consumer sectors. While we are cautiously optimistic overall, we also anticipate periods of volatility within global and emerging markets, and therefore maintain a strong focus on risk management.

As noted, we decreased the Fund’s weight in the materials sector, and more specifically, its exposure to the gold mining and production industry. We increased the Fund’s investment in the financials sector. While we remain conscious of the risks associated with this area, we have been adding to the Fund’s allocation as a reflection of our now cautiously optimistic global equity outlook. We favor select opportunities in higher-quality diversified banks and asset management firms accessing growth trends in the emerging economies.

Q.  What is your outlook for emerging markets and the Fund?

A.  We believe emerging markets will be a significant driver of future global economic growth and present an array of long-term investment opportunities. Moreover, we believe our approach is well suited to pursue emerging market opportunities while

SECTOR WEIGHTINGS
Information Technology	32.1%
Consumer Staples	15.5
Health Care	11.5
Energy	8.9
Financials	8.6
Industrials	7.2
Consumer Discretionary	5.7
Materials	3.6
Telecommunication Services	3.3

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	25

Calamos Evolving World Growth Fund

addressing the risk and volatility considerations that this area often entails. The increased prosperity within emerging market countries has led to a rapid growth of the middle class and, as a result, an increase in their demand for discretionary goods and services. We also believe this economic development and its related effects will boost demand for infrastructure projects within many emerging economies. These robust secular trends represent future growth opportunities for companies in a wide range of sectors.

Despite these trends and explosive growth within emerging economies, these markets remain volatile and thus can be challenging for investors. As such, we have positioned this Fund as a risk-managed approach to emerging market investing. We strive to provide investors the opportunity to gain exposure to growth in emerging economies while managing risk and providing a measure of downside protection in the event of broad market declines. As discussed above, this portfolio emphasizes where a company generates revenue more heavily than where the company is domiciled, and therefore has the ability to invest in both developed and emerging market countries. The Fund also maintains the flexibility to selectively invest in convertible securities, offering the potential to participate in equity market upside with potential downside protection. We believe these factors, as well as our extensive experience in global investing, will help us to position the Fund to capitalize on leading economic growth, attractive valuations and secular demand trends in the emerging economies.

26	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Evolving World Growth Fund

GROWTH OF $10,000: SINCE INCEPTION (8/15/08) THROUGH 4/30/13

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/13

	6 MONTHS	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 8/15/08
Without Sales Charge	3.43%	2.00%	6.61%
With Sales Charge	-1.48	-2.86	5.51
Class B Shares – Inception 8/15/08
Without Sales Charge	3.02	1.25	5.81
With Sales Charge	-1.98	-3.75	5.46
Class C Shares – Inception 8/15/08
Without Sales Charge	3.02	1.17	5.81
With Sales Charge	2.02	0.17	5.81
Class I Shares – Inception 8/15/08	3.57	2.23	6.88
Class R Shares – Inception 8/15/08	3.29	1.69	6.33

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index considered broadly representative of emerging market equity performance. The index represents companies within the constituent emerging markets that are available to investors worldwide. Index data shown for the Since Inception Growth of $10,000 graph is from 8/31/08, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	27

Calamos Global Equity Fund

FUND NASDAQ SYMBOLS
A Shares	CAGEX
B Shares	CBGEX
C Shares	CCGEX
I Shares	CIGEX
R Shares	CRGEX

FUND CUSIP NUMBERS
A Shares	128119484
B Shares	128119476
C Shares	128119468
I Shares	128119450
R Shares	128119443

FUND OBJECTIVE

Long-term capital growth

INVESTMENT STRATEGY

>	Invests primarily in equity securities of companies around the world

>	Focuses on a company’s earnings growth potential, financial strength and stability

>	Considers the value of a stock relative to the issuer’s worth and looks for near-term catalysts that could trigger an increase in the stock’s price

>	Assesses the issuer’s financial soundness, earnings and cash flow forecast, and quality of management

>	Applies macro-level themes and top-down diversification by industry and company type in an effort to lower risk

INVESTOR PROFILE

This Fund may be suitable for investors who seek:

>	A diversified means to participate in the long-term growth potential of the global equity markets

CALAMOS GLOBAL EQUITY FUND

INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team, led by Global Co-Chief Investment Officers John P. Calamos, Sr. and Gary D. Black, discusses the Fund’s performance, strategy and positioning during the six-month period ended April 30, 2013.

Q.  What is the Fund’s investment strategy?

A.  Calamos Global Equity Fund invests primarily in a globally diversified portfolio of equity securities in companies that we believe offer the best opportunities for growth. The Fund provides a growth strategy for a core global portfolio allocation. We employ an active management approach that reflects our identification of secular, long-term investment themes and our proprietary fundamental research. The companies we seek are usually characterized by high earnings growth, healthy balance sheets and high return on invested capital. In the current environment, we are favoring companies with global presence. The Fund may invest in securities of issuers in the emerging markets.

Q.  How has the Fund performed?

A.  We encourage investors to consider long-term performance, particularly for investments such as equity funds. Since its inception on March 1, 2007, the Fund returned 5.93% on an annualized basis (Class A shares at net asset value) versus 2.76% for the MSCI World Index and 3.97% for the MSCI ACWI Growth Index. For the six-month period ended April 30, 2013, Calamos Global Equity Fund returned 4.10% versus a 15.02% return for the MSCI World Index and 13.14% for the MSCI ACWI Growth Index.

Q.  What factors influenced performance over the period?

A.  We believe that global equity valuations, long-term secular growth trends and a cautiously optimistic outlook support a higher-growth positioning. While we are cautiously optimistic that global growth will continue, we also foresee ongoing volatility within the global markets and therefore maintain a strong focus on risk management, including a disciplined valuation approach. There was a significant bias to more defensive areas within the global market that illustrated investors were more focused on yield than growth within their equity allocations. As such, the portfolio’s focus on higher-quality companies with clean balance sheets and globally diversified revenues was not beneficial during the time period.

Aside from our bias toward higher-growth businesses, the Fund’s security selection within the materials sector detracted value, particularly our allocation to the gold industry. Gold mining companies were challenged during the period by higher costs of extraction and production, as well as the rising prices of mining infrastructure. The portfolio’s allocation to gold was originally used to guard against the potential for a systemic market shock and a weakening of the dollar. However, during the time period we opportunistically reduced our exposure to the gold positions as a reflection of our now more productive view of the global equity market.

As investors favored yield over growth, the Fund’s overweight allocation to the information technology sector also held back performance, as technology was one of the weakest performing sectors within the MSCI ACWI Growth Index. Within IT, we are

28	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Equity Fund

favoring businesses that exhibit higher cash flows, cleaner balance sheets and lower debt levels. We believe that technology firms will benefit from many of the long-term secular growth themes we have identified, such as persistent innovation, enhanced mobility and global connectivity.

The Fund’s selection within the health care sector hampered relative returns, as our holdings within the health care equipment and supplies and pharmaceuticals industries lagged. Within this sector, we seek investments that offer strong corporate fundamentals, attractive near-term catalysts and leading market share positions. We are also attracted to innovative companies pursuing growth opportunities within the emerging markets, as well as those furthest removed from government regulations.

From a geographic standpoint, the Fund’s holdings within the United States and Canada and an underweight position to Japan detracted from performance. Japan has recently taken unprecedented steps to stimulate its economy, including doubling the amount of money in circulation over the next two years and implementing an inflation target of 2%. While we have already seen some of the positive effects of these policies in market prices, we believe much of this has already been priced into the market, and therefore are not jumping headfirst into this area until we see some structural change that would fundamentally improve the business landscape. Selection within the United Kingdom and Ireland contributed to relative returns.

Q.  How is the Fund positioned?

A.  The Fund is positioned to focus on higher secular growth businesses, such as those found within the information technology and health care sectors. We are continuing to favor companies with global operations that are able to tap into the growth occurring within emerging market economies.

The Fund’s largest allocations in absolute terms include the information technology, health care, consumer discretionary and financials sectors. Relative to the MSCI ACWI Growth Index, the Fund’s largest overweight allocation is to the information technology sector, and it is underweight to the consumer staples sector.

Among the positioning changes that were made during the time period, we reduced the Fund’s allocation to the materials sector. In light of our more constructive view on the global markets, we opportunistically reduced our exposure to gold, which was originally used as a global hedge against financial crises and further dollar debasement.

We increased the Fund’s exposure to the financials sector. While we remain conscious of the risks associated within this area, we have been adding to our allocation as a reflection of our now cautiously optimistic global equity outlook. Within this sector we are focusing on asset managers.

During the period, the Fund’s allocation to emerging markets was increased. While emerging markets have retreated more recently, we still believe there is significant growth potential within this area. The Fund’s holdings within emerging market regions are typically larger, more established companies that display geographically diverse revenue streams. The Fund is underweight to Japan and roughly equal weight to the United States relative to the MSCI ACWI Growth Index.

SECTOR WEIGHTINGS
Information Technology	40.6%
Health Care	16.6
Consumer Discretionary	11.7
Financials	8.8
Energy	8.6
Consumer Staples	7.5
Industrials	2.7
Materials	0.9
Telecommunication Services	0.6

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	29

Calamos Global Equity Fund

Q.  What is your outlook for global equities and the Fund?

A.  As we look out over the next several quarters, we maintain a cautiously optimistic outlook for global equities. There may be shorter-term periods of volatility and near-term concerns, but improving global GDP growth and continued accommodative monetary policy should continue to fuel equity markets. Multinational businesses are exhibiting strong profit growth. In addition, many of the dislocations resulting from the 2008 credit crisis have been reduced in the U.S., and we have seen loan growth, falling housing inventories and a reduction in delinquent loans. In our view, equity valuations continue to be attractive relative to cash flows and fixed income, and growth equity premiums are even more appealing. Investors continue to favor yield over growth, but we believe that may begin to change as the Federal Reserve reduces its balance sheet in the future and longer-term rates rise. Despite slowing GDP growth in some of the emerging economies, we continue to believe that emerging markets will continue to expand and will be key to the overall growth of the global economy.

We expect uncertainty and market fluctuations will continue, but generally improving economic data, attractive valuations and robust secular trends support our active and risk-aware approach to accessing long-term opportunities.

30	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Equity Fund

GROWTH OF $10,000: SINCE INCEPTION (3/1/07) THROUGH 4/30/13

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/13

	6 MONTHS	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 3/1/07
Without Sales Charge	4.10%	3.62%	3.67%	5.93%
With Sales Charge	-0.86	-1.29	2.67	5.09
Class B Shares – Inception 3/1/07
Without Sales Charge	3.74	2.84	2.90	5.13
With Sales Charge	-1.26	-2.16	2.54	5.13
Class C Shares – Inception 3/1/07
Without Sales Charge	3.67	2.85	2.90	5.13
With Sales Charge	2.67	1.85	2.90	5.13
Class I Shares – Inception 3/1/07	4.24	3.93	3.94	6.21
Class R Shares – Inception 3/1/07	3.99	3.43	3.42	5.66

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Since inception data for the index is shown from 2/28/07 since data is only available for full monthly periods. Source: Lipper, Inc.

2	The MSCI ACWI Growth Index is designed to measure the equity performance of companies with higher growth values in developed and emerging markets.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	31

Calamos Growth and Income Fund

FUND NASDAQ SYMBOLS
A Shares	CVTRX
B Shares	CVTYX
C Shares	CVTCX
I Shares	CGIIX
R Shares	CGNRX

FUND CUSIP NUMBERS
A Shares	128119104
B Shares	128119765
C Shares	128119831
I Shares	128119872
R Shares	128119336

FUND OBJECTIVE

High long-term total return through growth and current income

INVESTMENT STRATEGY

>	Seeks to maintain an appropriate balance between risk and reward over the course of the market cycle by strategically investing across a combination of stocks, convertible securities and bonds

>	Seeks significant equity participation while aiming for greater downside protection than a pure-stock portfolio

>	Diversifies across a variety of industries, market sectors, market capitalizations and credit-quality tiers

INVESTOR PROFILE

This Fund may be suitable for investors who seek:

>	A total return-oriented investment that offers the upside potential of equities with potentially lower volatility than stock-only investments

CALAMOS GROWTH AND INCOME FUND

INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team, led by Global Co-Chief Investment Officers John P. Calamos, Sr. and Gary D. Black, discusses the Fund’s performance, strategy and positioning during the six-month period ended April 30, 2013.

Q.  What is the Fund’s investment strategy?

A.  Calamos Growth and Income Fund invests in a combination of stocks, convertible securities and bonds of U.S. companies. The Fund offers a total return-oriented investment that seeks to keep a consistent balance of risk and reward through full market cycles. As we focus on managing volatility, we endeavor to participate in a greater portion of equity market upside than downside. We currently emphasize companies with global presence and geographically diversified revenues that we believe are positioned to capitalize on global economic growth and global secular trends.

Q.  How has the Fund performed?

A.  Because we believe equity funds are best utilized within asset allocations as long-term investments, we encourage investors to evaluate performance over longer time periods. Since its inception on September 22, 1988, the Fund returned 11.33% on an annualized basis (Class A shares at net asset value). This return surpasses that of the broader equity market, as measured by the S&P 500 Index, which gained 9.90% for the period. The Fund also outperformed the convertible securities market, as measured by the BofA Merrill Lynch All U.S. Convertibles ex-Mandatory Index, which returned 9.31%.

For the six-month period ended April 30, 2013, the Fund earned 4.36%, versus returns of 14.42% for the S&P 500 Index and 12.69% for the BofA Merrill Lynch All U.S. Convertibles ex-Mandatory Index.

Q.  Please discuss the Fund’s low-volatility* characteristics.

A.  We believe the Fund’s historical low-volatility characteristics are a by-product of our investment style and focus on participating in equity market upside with less volatility than the market as a whole. Beta is one popular statistic for measuring volatility. Beta considers a fund’s historic volatility versus the market, which is assigned a beta of 1.0. A fund with half the volatility of the market would have a beta of 0.5, while a fund with a beta of 2.0 would have been twice as volatile as the market.

Since its inception, the Fund has had a beta of 0.72 versus the S&P 500 Index. The Fund has therefore outperformed the broader equity market, as measured by the S&P 500 Index, with less volatility than the equity markets. Please note that past performance does not indicate future results and that beta is one of many measures of risk.

Q.  What factors influenced performance over the period?

A.  During the period, the Fund’s emphasis on higher-quality companies with stronger balance sheets, greater capital efficiency and relatively higher growth profiles was not

*	The Fund’s historical performance has exhibited lower volatility, as measured by beta and standard deviation, over the life of the Fund. The Fund’s investment objective does not seek to reduce volatility, and as a result, the Fund may experience volatility in some market conditions. (Source for beta and standard deviation data is Morningstar, Inc.)

32	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth and Income Fund

rewarded. The significant differences in sector performance during the period reflected investor preference for dividend yield rather than growth within their equity exposure.

While market sentiment generally favored more defensive sectors, investors did not necessarily reward balance sheet strength and growth attributes for individual companies. Signs of a rotation from defensive sectors to more cyclical growth areas (including information technology, energy and industrials) appeared in the final weeks of the period, and corresponding performance within the Fund improved as well.

The Fund’s overweight allocation and security selection in information technology hindered performance. Specifically, positions in the computer storage and systems software industries underperformed the S&P 500 Index. Technology sector returns lagged despite its higher overall growth rates and attractive historic valuation relative to the broad market. The growth thesis informing our overweight to information technology remains intact, as consumers and businesses alike demand innovations that enhance mobility, productivity and connectivity.

The Fund’s average overweight allocation and selection in materials also hampered returns. Specifically, holdings in the gold mining and production industry underperformed the broad market and made the largest negative impact on Fund performance. Gold mining companies were challenged during the period by higher costs of extraction and production, as well as by the rising prices of mining infrastructure. While valuations and fundamentals of select companies within the industry remain attractive, we reduced the Fund’s exposure to gold mining positions, which were used primarily as a global hedge against financial crises and currency debasement.

Security selection and an underweight position within the consumer discretionary sector also detracted from Fund performance. In particular, holdings within the Internet retail industry lagged peers. Although U.S. consumer trends are somewhat mixed, overall retail spending continues to increase. We strive to build positions in companies with well-established brands and global business strategies. Current holdings within the sector extend across a number of industries, some of which include Internet retail, apparel, home improvement, media and leisure.

SECTOR WEIGHTINGS
Information Technology	28.6%
Financials	13.9
Energy	12.7
Health Care	11.9
Industrials	10.3
Consumer Discretionary	10.2
Consumer Staples	6.6
Materials	3.0
Utilities	0.6

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	33

Calamos Growth and Income Fund

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance reflected at NAV does not include the Fund’s maximum front-end sales load of 4.75% had it been included, the Fund’s return would have been lower. For the most recent fund performance information visit www.calamos.com.

There is no assurance that the fund will achieve or maintain its investment objective. Results are before taxes on fund distributions and assume reinvestment of dividends and capital gains. Index data shown is from 11/1/88, since comparative index data is available only for full monthly periods.

Logarithmic scales can be useful when looking at performance data over a long period of time. Common percent changes are represented by an equal spacing between the numbers in the scale. For example, the distance between $1 and $2 is equal to the distance between $2 and $4 because both scenarios represent a 100% increase in price.

Upside capture ratio measures a manager’s performance in up markets relative to the named index itself. It is calculated by taking the security’s upside capture return and dividing it by the benchmark’s upside capture return. Downside capture ratio measures manager’s performance in down markets as defined by the named index. A down-market is defined as those periods (months or quarters) in which named index return is less than 0. In essence, it tells you what percentage of the downmarket was captures by the manager. For example, if the ratio is 110%, the manager has captured 110% of the down-market and therefore underperformed the market on the downside. Source: State Street Corporation and Lipper, Inc.

Q.  Please describe the Fund’s participation in up and down markets since its inception.

A.  There are a variety of ways to express up- and down-market capture, whether it’s calculated daily, monthly, quarterly, etc., or as we look at the markets—in longer-term up- and down-market trends. In the chart above, you can see how the Calamos Growth and Income Fund performed through a few distinct market periods.

The first phase shows the Fund’s participation from its September 22, 1988 inception through March 31, 2000, when the equity market peaked prior to the end of the Internet bubble and the subsequent market crash. The Fund participated well during this up-market phase, gaining 18.42%, while the S&P 500 Index gained 19.01%.

The next phase was a sharp market decline from March 31, 2000 through March 31, 2003, as stocks sold off strongly on the heels of the tech bubble burst and the events of September 11, 2001. The Fund’s more conservative positioning and lower sensitivity to the equity market served investors well during this period, limiting the loss to only 1.90%, compared to a 16.09% decline in the S&P 500 Index.

34	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth and Income Fund

After March 31, 2003, the equity market once again began a strong upward move, with the S&P 500 Index climbing 16.13% through the market peak of October 31, 2007. During this period, the Fund participated strongly, gaining 14.89% and capturing 92% of the equity market’s rise.

In October 2007, markets peaked as a financial crisis gripped the U.S. and global economy. This induced a selloff, which saw the equity market fall 41.39% through March 1, 2009. The Fund was not immune to the liquidity crisis, falling 31.31%, but experiencing only 76% of the equity market’s downside.

In the ensuing and ongoing recovery since March of 2009, the Fund has captured 69% of the equity market’s upside.

Q.  How is the Fund positioned?

A.  Given our view of improving economic fundamentals and attractive equity valuations, we have continued to position the Fund to reflect a more cautiously optimistic market outlook and have decreased reflation-sensitive exposure in areas such as materials. We have maintained significant investments in higher secular growth businesses, such as those in information technology, health care and the consumer areas. We continue to favor companies with diversified global operations, strong cash flow generation and catalysts for growth and innovation. While our market outlook is cautiously optimistic overall, we also anticipate periods of volatility within markets and therefore maintain a strong focus on risk management.

Among positioning changes during the period, we decreased the Fund’s weight in the materials sector. More specifically, we significantly reduced the exposure to the gold mining and production industry, which, as noted, had served as a global hedge against systemic risk and currency debasement. We increased the Fund’s exposure to the financials sector during the period, adding weight as a reflection of improved bottom-up company fundamentals and an improved outlook for financial companies against the backdrop of a recovering economy. We have recently favored opportunities in the asset management industry and select, higher-quality diversified banks.

We also increased the Fund’s holdings in the industrials sector, adding investments across industries including aerospace, industrial machinery and construction. Many companies in the sector are compelling from both valuation and fundamental perspectives, particularly those with global scale and those serving diverse business segments that stand to benefit from the economic recovery.

Q.  What is your outlook for the Fund?

A.  We believe the Fund is well positioned, given our expectations of economic recovery and the potential for market volatility, and that valuations for equities and equity-sensitive securities remain attractive. A recovering housing sector and rising equity markets have contributed to higher confidence levels and increased auto sales in the U.S., underscoring the resiliency of the consumer. Despite a solid rise in household spending during the first quarter, the slow pace of overall growth may be attributable to the payroll tax increase and federal spending sequester.

Outside the U.S., we remain concerned about anemic euro zone GDP and tensions between the haves and have-nots, as the bailout-austerity cycle continues to be complex. Within the emerging markets, average growth rates remain well above those in developed economies, but certain tighter monetary policies could pose headwinds for growth.

We are encouraged by trends in the U.S. convertible markets. Economic growth has supported increased issuance, and we view this growing issuance as a positive for the Fund. We continue to find attractively valued convertibles that offer the characteristics we seek; that is, a balance between equity participation and potential downside resilience.

We expect policy uncertainty and market fluctuations to continue, but modest economic growth, attractive valuations and robust secular themes support our active and risk-aware approach to investing in equity and equity-sensitive markets.

www.calamos.com	35

Calamos Growth and Income Fund

ANNUALIZED RETURN: SINCE INCEPTION (9/22/88) THROUGH 4/30/13

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and R shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation and Lipper, Inc.

36	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth and Income Fund

GROWTH OF $10,000: FOR 10-YEAR PERIOD ENDED 4/30/13

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/13

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 9/22/88
Without Sales Charge	4.36%	4.40%	4.55%	7.33%
With Sales Charge	-0.61	-0.56	3.53	6.81
Class B Shares – Inception 9/11/00
Without Sales Charge	4.35	4.13	3.87	6.69
With Sales Charge	-0.65	-0.87	3.53	6.69
Class C Shares – Inception 8/5/96
Without Sales Charge	3.95	3.60	3.77	6.53
With Sales Charge	2.95	2.60	3.77	6.53
Class I Shares – Inception 9/18/97	4.46	4.64	4.81	7.61
Class R Shares – Inception 3/1/07	4.22	4.15	4.29	4.08	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

2	The BofA Merrill Lynch All U.S. Convertibles Ex-Mandatory Index represents the U.S. convertibles securities market excluding mandatory convertibles. Index data shown for the Annualized Return Since Inception graph is from 9/30/88, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	37

Calamos Global Growth and Income Fund

FUND NASDAQ SYMBOLS
A Shares	CVLOX
B Shares	CVLDX
C Shares	CVLCX
I Shares	CGCIX
R Shares	CVLRX

FUND CUSIP NUMBERS
A Shares	128119500
B Shares	128119732
C Shares	128119708
I Shares	128119609
R Shares	128119385

FUND OBJECTIVE

High long-term total return through capital appreciation and current income

INVESTMENT STRATEGY

>	Offers a defensive approach to equity exposure applying dynamic asset allocation on a global scale

>

Attempts to maintain a consistent balance between risk and reward over the course of different global market cycles by strategically investing across a combination of stocks, convertible securities and bonds

>	Emphasizes countries espousing free-market principles

INVESTOR PROFILE

This Fund may be suitable for investors who seek:

>	A risk-managed approach to pursuing growth opportunities around the world

>	A portfolio of securities representing various-sized companies from multiple countries

>	A strategy designed to enhance return by providing broad global diversification with less volatility than typical stock-only investments

CALAMOS GLOBAL GROWTH AND INCOME FUND

INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team, led by Global Co-Chief Investment Officers John P. Calamos, Sr. and Gary D. Black, discusses the Fund’s performance, strategy and positioning during the six-month period ended April 30, 2013.

Q.  What is the Fund’s investment strategy?

A.  Calamos Global Growth and Income Fund invests in a combination of stocks, convertible securities and bonds of both U.S. and non-U.S. companies. The Fund offers a total return-oriented investment that seeks to keep a consistent balance of risk and reward through full market cycles. As we focus on managing volatility, we endeavor to participate in a greater portion of equity market upside than downside. We currently emphasize multinational companies with global presence and geographically diversified revenues that we believe are positioned to capitalize on global economic growth and global secular trends.

Q.  How has the Fund performed?

A.  Because we believe equity funds are best utilized within asset allocations as long-term investments, we encourage investors to evaluate performance over longer time periods. Since its inception on September 9, 1996, the Fund has returned 8.56% on an annualized basis (Class A shares at net asset value) and outperformed the MSCI ACWI Index, which gained 6.46% for the same period. For the six-month period ended April 30, 2013, the Fund earned 5.82%, versus 13.78% for the MSCI ACWI Index.

Q.  Please discuss the Fund’s low-volatility* characteristics.

A.  We believe the Fund’s historical low-volatility characteristics are a by-product of our investment style and focus on participating in equity market upside with less volatility than the market as a whole. Beta is one popular statistic for measuring volatility. Beta considers a fund’s historic volatility versus the market, which is assigned a beta of 1.0. A fund with half the volatility of the market would have a beta of 0.5, while a fund with a beta of 2.0 would have been twice as volatile as the market.

Since its inception, the Fund has had a beta of 0.69 versus the MSCI ACWI Index. The Fund has therefore outperformed the global equity market, as measured by the MSCI ACWI Index, with less volatility than the equity markets. Please note that past performance does not indicate future results and that beta is one of many measures of risk.

Q.  What factors influenced performance over the period?

A.  Global equities and convertibles delivered strong gains during the period, amid generally strengthening economic data within the United States and Japan, and despite economic uncertainty within the euro zone. The Fund’s emphasis on higher-quality companies with stronger balance sheets, greater capital efficiency and relatively higher

*	The Fund’s historical performance has exhibited lower volatility, as measured by beta and standard deviation, over the life of the Fund. The Fund’s investment objective does not seek to reduce volatility, and as a result, the Fund may experience volatility in some market conditions. (Source for beta and standard deviation data is Morningstar, Inc.)

38	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Growth and Income Fund

growth profiles was not rewarded. The significant differences in global sector performance during the period reflected investor preference for dividend yield without much regard to quality rather than growth within their equity allocations. We believe global equity valuations, long-term secular trends, and our cautiously optimistic macro outlook support the Fund’s positioning.

We had been concerned about the potential for downward volatility in the markets amid EU turmoil and the uncertainty of the sequester in the U.S. Reflecting a more cautious stance, the Fund was overweight to materials, and the gold mining and production industry in particular. These issues underperformed the broad market during the period and made the largest negative impact on Fund performance. Gold mining companies were challenged in the period by higher costs of extraction and production, as well as the rising prices of mining infrastructure. While valuations and fundamentals of select companies within the industry remain attractive, we reduced the Fund exposure to gold mining positions, which had been used primarily to guard against the potential for a systemic market shock and a weakening of the dollar.

The Fund’s underweight allocation and security selection within financials also hampered returns, specifically within the diversified bank industry. Historically, we have been underweight in financials, but we believe the relative merits of the sector have improved. Rising loan growth, attractive valuations and improved prospects for global real estate support a relatively more positive view and larger weight.

We continue to believe that technology firms will benefit from many of the long-term secular growth themes we have identified, such as persistent innovation, enhanced mobility and global connectivity. However, the Fund’s overweight allocation and security selection in information technology negatively impacted performance during the period. Specifically, positions in the application software industry underperformed the MSCI ACWI Index. Technology returns lagged, despite the sector’s higher overall growth rates, cleaner balance sheets and attractive historic valuation relative to the broad market. The growth thesis informing the Fund’s overweight to information technology remains intact, for the reasons noted above.

An overweight allocation to the health care sector supported performance the most in the period. Fund holdings delivered strong gains but lagged those in the MSCI ACWI Index, offsetting the benefit of the Fund’s overweight exposure.

SECTOR WEIGHTINGS
Information Technology	24.0%
Health Care	16.6
Financials	11.4
Energy	10.1
Consumer Discretionary	9.4
Industrials	8.0
Consumer Staples	7.4
Materials	3.3
Telecommunication Services	2.7
Utilities	1.1

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	39

Calamos Global Growth and Income Fund

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance reflected at NAV does not include the Fund’s maximum front-end sales load of 4.75% had it been included, the Fund’s return would have been lower. For the most recent fund performance information visit www.calamos.com.

There is no assurance that the fund will achieve or maintain its investment objective. Results are before taxes on fund distributions and assume reinvestment of dividends and capital gains. Index data shown is from 11/1/88, since comparative index data is available only for full monthly periods.

Logarithmic scales can be useful when looking at performance data over a long period of time. Common percent changes are represented by an equal spacing between the numbers in the scale. For example, the distance between $1 and $2 is equal to the distance between $2 and $4 because both scenarios represent a 100% increase in price.

Upside capture ratio measures a manager’s performance in up markets relative to the named index itself. It is calculated by taking the security’s upside capture return and dividing it by the benchmark’s upside capture return. Downside capture ratio measures manager’s performance in down markets as defined by the named index. A down-market is defined as those periods (months or quarters) in which named index return is less than 0. In essence, it tells you what percentage of the downmarket was captures by the manager. For example, if the ratio is 110%, the manager has captured 110% of the down-market and therefore underperformed the market on the downside. Source: State Street Corporation and Lipper, Inc.

Q.  Please describe the Fund’s participation in up and down markets since its inception.

A.  There are a variety of ways to express up- and down-market capture, whether it’s calculated daily, monthly, quarterly, etc., or as we look at the markets—in longer-term up- and down-market trends. In the chart above, you can see how the Calamos Global Growth and Income Fund performed through a few distinct market periods.

The first phase shows the Fund’s participation from its September 9, 1996 inception through March 31, 2000, when the equity market peaked prior to the end of the Internet bubble and the subsequent market crash. The Fund participated well during this up-market phase, gaining 23.52%, while the MSCI ACWI Index gained 19.69%.

The next phase was a sharp market decline from March 31, 2000 through March 31, 2003, as stocks sold off strongly on the heels of the tech bubble burst and the events of September 11, 2001. The Fund’s more conservative positioning and lower sensitivity to the equity market served investors well during this period, limiting the loss to only 6.62%, compared to an 18.04% decline in the MSCI ACWI Index.

40	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Growth and Income Fund

After March 31, 2003, the global equity market once again began a strong upward move, with the MSCI ACWI Index climbing 23.52% through the market peak of October 31, 2007. During this period, the Fund participated strongly, gaining 19.10% and capturing 81% of the global equity market’s rise.

In October 2007, markets peaked as a financial crisis gripped the U.S. and global economy. This induced a selloff, which saw the global equity market fall 44.67% through March 1, 2009. The Fund was not immune to the liquidity crisis, falling 34.21%, but experiencing only 77% of the market’s downside.

In the ensuing and ongoing recovery since March of 2009, the Fund has captured 71% of the global equity market’s upside.

Q.  How is the Fund positioned?

A.  Given our view of improving global economic fundamentals and attractive global equity valuations, we have continued to position the portfolio to reflect a more cautiously optimistic market outlook and decreased exposure in areas such as materials. We have maintained significant investments in higher secular growth businesses, such as those in the information technology, health care and consumer sectors. We continue to favor companies with diversified global operations, particularly those able to access the growth occurring within emerging market economies. While we are cautiously optimistic overall, we also anticipate periods of volatility within the global markets and therefore maintain a strong focus on risk management.

With respect to specific changes in Fund positioning, we decreased our holdings in the materials sector during the period. More specifically, we reduced exposure to the gold mining and production industry, which, as noted, served as a global hedge against financial crises and currency debasement. We increased the Fund’s exposure to the financials sector during the period. While we remain conscious of the risks associated with this area, we have been adding to our allocation as a reflection of improved sector fundamentals and our constructive global equity outlook. We favor select opportunities in higher-quality diversified banks and asset management firms accessing global growth trends in both developed and emerging economies.

Q.  What is your outlook for global growth equities and the Fund?

A.  Our global outlook remains cautiously optimistic and we expect the economic recovery to continue at an uneven pace over the next several quarters. We believe global equity valuations and growth prospects remain attractive going forward, as the global economy shows signs of slow but positive growth. A recovering housing sector and rising equity markets have led to increased auto sales and higher confidence levels in the U.S., underscoring the resiliency of the consumer. Despite a solid rise in household spending during the first months of the year, however, the overall sluggish pace of growth may be attributable to the payroll tax hike and federal spending sequester. Investors appear to be debating whether the most recent economic data is signaling a temporary slowdown or a more protracted weakness. We have also seen evidence of equities being used as bond substitutes, with equity dividend yields outpacing those found in corporate bonds in some cases.

Outside the U.S., we are closely monitoring euro zone GDP and tensions between the haves and have-nots, as the bailout-austerity cycle continues to be complex. Within the emerging markets, growth targets remain well above those in developed economies, but tighter monetary policies in some countries could create near-term headwinds for growth. Based on the trend of the last three years, investors are concerned that we may once again face a sell-off at some point during the second quarter. While we are aware of this inclination, we believe timing when to enter and exit global markets is extremely difficult.

We are encouraged by trends in the U.S. and global convertible markets. Economic growth has supported increased issuance in the U.S. and globally, and we view this growing issuance as a positive for the Fund. We continue to find attractively valued convertibles that offer the characteristics we seek; that is, a balance between equity participation and potential downside resilience.

www.calamos.com	41

Calamos Global Growth and Income Fund

We expect policy uncertainty and market fluctuations to continue, but modest global economic growth, attractive valuations and robust secular themes support our active and risk-aware approach to investing in equity and equity-sensitive markets.

ANNUALIZED RETURN: SINCE INCEPTION (9/9/96) THROUGH 4/30/13

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation and Lipper, Inc.

42	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Growth and Income Fund

GROWTH OF $10,000: FOR 10-YEAR PERIOD ENDED 4/30/13

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/13

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 9/9/96
Without Sales Charge	5.82%	6.27%	3.06%	8.03%
With Sales Charge	0.81	1.25	2.06	7.50
Class B Shares – Inception 9/11/00
Without Sales Charge	5.35	5.38	2.27	7.37
With Sales Charge	0.35	0.38	1.90	7.37
Class C Shares – Inception 9/24/96
Without Sales Charge	5.41	5.38	2.27	7.21
With Sales Charge	4.41	4.38	2.27	7.21
Class I Shares – Inception 9/18/97	5.93	6.45	3.31	8.28
Class R Shares – Inception 3/1/07	5.64	5.95	2.81	3.25	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2003. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

2	The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Since inception data for the index is shown from 9/30/96 since data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	43

Calamos Convertible Fund

FUND NASDAQ SYMBOLS
A Shares	CCVIX
B Shares	CALBX
C Shares	CCVCX
I Shares	CICVX
R Shares	CCVRX

FUND CUSIP NUMBERS
A Shares	128119401
B Shares	128119773
C Shares	128119823
I Shares	128119864
R Shares	128119369

FUND OBJECTIVE

Current income with a secondary objective of growth

INVESTMENT STRATEGY

>	Invests in convertible securities issued by both U.S. and foreign companies

>	Emphasizes diversification across market sectors and credit quality, favoring companies with higher-quality balance sheets

>	Utilizes a highly disciplined strategy that seeks to enhance investment returns while managing risk

INVESTOR PROFILE

This Fund may be suitable for investors who seek:

>	Current income as well as capital growth potential

>	An investment that provides the growth potential of equities along with the income and limited downside potential typical of fixed income securities

CALAMOS CONVERTIBLE FUND

INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team, led by Global Co-Chief Investment Officers John P. Calamos, Sr. and Gary D. Black, discusses the Fund’s performance, strategy and positioning during the six-month period ended April 30, 2013.

Q.  What is the Fund’s investment strategy?

A.  Calamos Convertible Fund invests in convertible securities primarily issued by U.S. companies, though 5% to 15% may be invested in non-U.S. securities. The Fund, which may also invest in equities, offers participation in the equity markets with income generation and potentially less downside volatility than an all-equity portfolio. We pay close attention to risk and reward characteristics, including valuations, equity sensitivity, credit quality, and balance sheets as we position the portfolio to reflect our view of secular and cyclical opportunities.

Q.  What is a convertible security?

A convertible security is a bond or preferred stock that can be exchanged, or converted, into a specific number of shares of common stock of the issuer’s company. Convertible securities combine characteristics of stocks and fixed-income securities. Like stocks, convertibles typically offer potential upside participation in rising equity markets. Like bonds, convertible securities may provide income and potential downside protection in declining markets.

Q.  How has the Fund performed?

A.  Because we believe convertible funds are best utilized within asset allocations as long-term investments, we encourage investors to evaluate performance over longer time periods. Since its inception on June 21, 1985, the Fund has returned 9.39% on an annualized basis (Class A shares at net asset value) compared with a gain of 8.62% for the Value Line Convertible Index and 10.48% for the S&P 500 Index. For the six-month period ended April 30, 2013, the Fund returned 9.77%. For this same period, the BofA Merrill Lynch All U.S. Convertible ex-Mandatory Index (VXA0) returned 12.69%, the Value Line Convertible Index gained 11.03%, and the S&P 500 Index returned 14.42%.

We compare the Fund’s performance to multiple benchmarks to provide a more complete assessment of its performance. Because convertibles have equity characteristics, they can be thought of as equity-linked securities. Therefore, we compare the Fund’s performance to the S&P 500 Index. We also measure the Fund’s performance against the Value Line Convertible Index, which has a history that dates to the inception of Calamos Convertible Fund. We utilize the newer BofA Merrill Lynch All U.S. Convertibles ex-Mandatory Index for research and analysis.

Q.  Please discuss the Fund’s low-volatility* characteristics.

A.  We believe the Fund’s historical low-volatility characteristics are a by-product of our investment style and focus on participating in equity market upside with less volatility

*	The Fund’s historical performance has exhibited lower volatility, as measured by beta and standard deviation, over the life of the Fund. The Fund’s investment objective does not seek to reduce volatility, and as a result, the Fund may experience volatility in some market conditions. (Source for beta and standard deviation data is Morningstar, Inc.)

44	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Convertible Fund

than the market as a whole. Beta is one popular statistic for measuring volatility. Beta considers a fund’s historic volatility versus the market, which is assigned a beta of 1.0. A fund with half the volatility of the market would have a beta of 0.5, while a fund with a beta of 2.0 would have been twice as volatile as the market.

Since its inception, the Fund has had a beta of 0.62 versus the S&P 500 Index. The Fund has therefore captured a significant portion of the equity market’s gain, as measured by the S&P 500 Index, with less volatility than the equity markets. Please note that past performance does not indicate future results and that beta is one of many measures of risk.

Q.  What factors influenced performance over the period?

A.  The reporting period began amid many uncertainties, including the U.S. elections and the fiscal cliff negotiations. As these uncertainties were resolved, investors embraced a stronger risk appetite that saw the equity, convertible and high yield credit markets all perform strongly. The low interest rate environment motivated investors to seek higher yielding securities in both the equity and credit markets. As such, high yield credit spreads narrowed during the period as investors moved into lower-quality securities. Additionally, investors favored the more defensive economic sectors in the equity market, as the stocks in these areas offered higher dividends. In this environment, we were pleased with the Fund’s return, which participated in over two-thirds of the equity market upside.

At the same time, we acknowledge that the Fund did have a lower return than the convertible index, which had a higher concentration in convertibles at either extreme of the risk/reward spectrum, with significantly high equity or credit sensitivity (and typically the highest yields). Within the sectors, our selections favored convertibles with more balanced attributes, as opposed to the heavily equity-sensitive and credit-sensitive names. We believe that one of the most compelling features of convertible securities is that many (but not all) offer an attractive balance of upside participation and potential downside resilience. We have found that such hybrid characteristics have been particularly useful in providing an asymmetrical risk/return profile over full market cycles. Yet during the period, it was the most equity-sensitive issues that led within the BofA Merrill Lynch All U.S. Convertible ex-Mandatory Index (VXA0).

From an economic sector perspective, security selection within the information technology sector detracted from returns, as holdings within the communications equipment, semiconductors and applications software industries lagged.

An underweight position and issue selection within the industrials sector also hampered performance. Here, the Fund’s lack of exposure to transportation-related names held back results. Many of the convertibles in this area were very equity-sensitive and of low credit quality and, as such, did not meet our risk management criteria.

The Fund’s underweight position and issue selection in consumer staples supported returns, particularly its exposure in the super centers industry.

An underweight position and security selection within the consumer discretionary sector supported returns during the period. Our holdings in the apparel industry performed strongly, while our relatively lighter weight to the homebuilding industry also enhanced results.

SECTOR WEIGHTINGS
Information Technology	22.0%
Financials	19.6
Consumer Discretionary	15.6
Health Care	15.2
Industrials	11.3
Energy	8.6
Materials	1.6
Utilities	1.0
Telecommunication Services	0.7
Consumer Staples	0.1

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	45

Calamos Convertible Fund

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance reflected at NAV does not include the Fund’s maximum front-end sales load of 4.75% had it been included, the Fund’s return would have been lower. For the most recent fund performance information visit www.calamos.com.

There is no assurance that the fund will achieve or maintain its investment objective. Results are before taxes on fund distributions and assume reinvestment of dividends and capital gains. Index data shown is from 11/1/88, since comparative index data is available only for full monthly periods.

Logarithmic scales can be useful when looking at performance data over a long period of time. Common percent changes are represented by an equal spacing between the numbers in the scale. For example, the distance between $1 and $2 is equal to the distance between $2 and $4 because both scenarios represent a 100% increase in price.

Upside capture ratio measures a manager’s performance in up markets relative to the named index itself. It is calculated by taking the security’s upside capture return and dividing it by the benchmark’s upside capture return. Downside capture ratio measures manager’s performance in down markets as defined by the named index. A down-market is defined as those periods (months or quarters) in which named index return is less than 0. In essence, it tells you what percentage of the downmarket was captures by the manager. For example, if the ratio is 110%, the manager has captured 110% of the down-market and therefore underperformed the market on the downside. Source: State Street Corporation and Lipper, Inc.

Q.  Please describe the Fund’s participation in up and down markets since inception.

A.  There are a variety of ways to express up- and down-market capture, whether it’s calculated daily, monthly, quarterly, etc., or as we look at the markets—in longer-term up- and down-market trends. In the chart above, you can see how the Calamos Convertible Fund performed compared to the U.S. equity market through a few distinct market periods since its inception.

The first phase shows the Fund’s participation from its inception in July of 1985 through March 31, 2000, when the equity market peaked prior to the end of the Internet bubble and the subsequent market crash. The Fund participated well during this up-market phase, gaining 13.56%, while the S&P 500 Index gained 18.18%.

The next phase was a sharp market decline from March 31, 2000 through March 31, 2003, as stocks sold off strongly on the heels of the tech bubble burst and the events of September 11, 2001. The Fund’s more conservative positioning and lower sensitivity to the equity market served investors well during this period, limiting the loss to only 2.54%, compared to a 16.09% decline in the S&P 500 Index.

After March 31, 2003, the equity market once again began a strong upward move, with the S&P 500 Index climbing 16.13% through the market peak of October 31, 2007. During this period, the Fund participated strongly, gaining 12.46% and capturing 77% of the equity market’s rise.

46	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Convertible Fund

In October 2007, markets peaked as a financial crisis gripped the U.S. and global economy. This induced a selloff, which saw the equity market fall 41.39% through March 1, 2009. The Fund was not immune to the liquidity crisis, falling 23.00%, but experiencing only 56% of the equity market’s downside.

Q.  How is the Fund positioned?

A.  We have continued to emphasize convertible securities that offer asymmetric risk-return characteristics versus the underlying stocks, and have been encouraged that this segment of the market has benefited from the strong performance of the convertibles’ underlying equities. We continue to see attractive opportunities in growth equities and, as a significant number of convertibles have been issued by growth issuers, we feel that convertibles provide an attractive means of accessing this well-priced growth.

From an economic sector perspective, the Fund’s heaviest weightings are in the information technology and financials sectors, while its lowest weights are in the more defensive telecommunication services and consumer staples categories. Our more constructive economic outlook afforded the opportunity to increase the Fund’s exposure to the financials sector during the period, as we believe the sector will continue to benefit from improvements in the economy. Asset managers have benefited from strong market performance, while banks have benefited from an improving housing market and a decline in foreclosures. We also trimmed the Fund’s exposure to technology during the period.

In regard to credit quality, while we have recently increased the Fund’s exposure to the lower-quality credit tiers, it still holds a relative underweight to the B and CCC tiers relative the BofA Merrill Lynch All U.S. Convertible Index, as we maintain concerns about the lack of downside protection in these credit tiers.

Q.  What is your outlook for convertible securities and the Fund?

A.  We believe the case for convertibles and this Fund remain solid. We are encouraged by trends in the U.S. and global convertible markets. Economic growth has supported increased issuance in the U.S. and globally, and we view this growing global issuance as a positive for the Fund. We continue to find attractively valued convertibles that offer the characteristics we seek; that is, a balance between equity participation and potential downside resilience.

Despite a broadly constructive outlook for equities, convertible securities and the global economy, we expect persistent choppiness in the markets and would not be surprised to see the equity market correct off recent highs. We believe that such an environment can underscore the potential benefits of strategic allocations to convertibles.

ANNUALIZED RETURN: SINCE INCEPTION (6/21/85) THROUGH 4/30/13

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation, Lipper, Inc., and Mellon Analytical Solutions, LLC.

www.calamos.com	47

Calamos Convertible Fund

GROWTH OF $10,000: FOR 10-YEAR PERIOD ENDED 4/30/13

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/13

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 6/21/85
Without Sales Charge	9.77%	9.66%	4.41%	6.66%
With Sales Charge	4.57	4.42	3.39	6.14
Class B Shares – Inception 9/11/00
Without Sales Charge	9.39	8.88	3.63	6.03
With Sales Charge	4.39	3.88	3.30	6.03
Class C Shares – Inception 7/5/96
Without Sales Charge	9.33	8.84	3.62	5.87
With Sales Charge	8.33	7.84	3.62	5.87
Class I Shares – Inception 6/25/97	9.88	9.97	4.68	6.93
Class R Shares – Inception 3/1/07	9.61	9.37	4.14	4.41	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The BofA Merrill Lynch All U.S. Convertibles Ex-Mandatory Index is comprised of approximately 700 issues of only convertible bonds and preferreds of all qualities.

2	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market.

3	The Value Line Convertible Index is an equally-weighted index of the larger convertibles, representing 90% of the U.S. convertible securities market. Index data shown for the Annualized Returns Since Inception graph is from 6/30/85, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

48	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Total Return Bond Fund

CALAMOS TOTAL RETURN BOND FUND

INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team, led by Global Co-Chief Investment Officers John P. Calamos, Sr. and Gary D. Black, discusses the Fund’s performance, strategy and positioning during the six-month period ended April 30, 2013.

Q.  What is the Fund’s investment strategy?

A.  Calamos Total Return Bond Fund invests in the major sectors of the U.S. investment-grade bond market, including U.S. Treasurys, agency issues, mortgage-backed securities and corporate debt. The Fund emphasizes yield and capital preservation, and can provide income generation with a conservative total return approach, along with portfolio diversification when combined with other asset classes. To increase return potential and enhance risk management, we also can invest opportunistically in other sectors of the fixed-income market, such as high yield corporate bonds, international bonds and currencies.

Q.  How has the Fund performed?

A.  Since its inception on June 27, 2007, Calamos Total Return Bond Fund has returned an average annualized 5.83% (Class A shares at net asset value) versus a 6.30% return in the Barclays U.S. Aggregate Bond Index. For the six-month period ended April 30, 2013, the Fund returned 0.94% versus a return of 0.90% for the index.

Q.  What factors influenced performance over the period?

A.  During the reporting period, corporate bonds outperformed Treasury and agency bonds. As such, the Fund benefited from its heavy weighting to corporate bonds relative to the Barclays U.S. Aggregate Bond Index. Additionally, while the yield curve remained relatively flat during the period, the curve did experience a slight twist over the six months, as short-term yields declined from already low levels while longer-term yields notched higher.

We actively manage the Fund’s sensitivity to interest rates, particularly in regard to duration, which is a measure of a bond’s interest rate sensitivity, with higher durations indicating greater vulnerability to a change in rates. The Fund’s relatively lower duration—especially as it related to its positioning in Treasury securities—served the portfolio well during the period, as prices on lower-duration securities increased while yields fell. Sovereign bonds also posted stronger relative returns, benefiting the Fund’s positioning in this area as well. The portfolio’s slight allocation to convertible bonds detracted marginally from returns, as the underlying stocks of these convertibles underperformed during the period.

Q.  How is the Fund positioned?

A.  While recent economic data has alleviated concerns about a near-term rise in inflation, we still see risks—especially in longer-dated bonds—given recent Federal Reserve meeting minutes, which brought into question how much longer the Fed might be engaged in activities geared towards keeping longer-term rates low. As such, we have maintained a shorter average duration than the Barclays U.S. Aggregate Bond Index for the Fund, believing that longer-duration instruments are not adequately

FUND NASDAQ SYMBOLS
A Shares	CTRAX
B Shares	CTXBX
C Shares	CTRCX
I Shares	CTRIX
R Shares	CTRRX

FUND CUSIP NUMBERS
A Shares	128119310
B Shares	128119294
C Shares	128119286
I Shares	128119278
R Shares	128119260

FUND OBJECTIVE

Total return, consistent with preservation of capital and prudent investment management

INVESTMENT STRATEGY

>	Invests across the broad sectors of the U.S. investment-grade bond market, including Treasurys and agencies, mortgage-backed securities, corporate debt, and asset-backed securities

>	Opportunistic sector allocations provide greater flexibility in managing risk and reward

>	Complementary allocations may include high yield securities, international bonds and currencies, among others

>	Credit and interest rate exposure may be further tailored via derivative- based strategies

INVESTOR PROFILE

This Fund may be suitable for investors who seek:

>	Broad exposure to the major sectors of the U.S. bond market

>	A conservative total return approach, with an emphasis on yield and capital preservation

>	Income generation

>	Portfolio diversification when combined with other asset classes

www.calamos.com	49

Calamos Total Return Bond Fund

ASSET ALLOCATION
Corporate Bonds	79.7%
U.S. Government and Agency Securities	8.5
Sovereign Bonds	6.7
Residential Mortgage Backed Securities	2.6
Cash and Receivables/ Payables	2.0
Convertible Bonds	0.5

Asset allocation is subject to change daily and is calculated as a percentage of net assets.

compensating investors for the increased risk should longer-term rates eventually rise. We do not see yields further out on the curve justifying the additional risk of the eventual rise in longer-term interest rates.

In this low interest-rate environment, we have also seen improvement in corporate balance sheets as issuers have wisely sought to refinance debt at very attractive rates. As such, we believe corporate credit is the most attractive segment of the bond market at present and remain significantly overweight this segment relative to the Barclays U.S. Aggregate Bond Index. Yields are relatively high, and we continue to find quality businesses that we see improving their balance sheet strength over time.

In the corporate bond area, the Fund has placed its heaviest emphasis in names within the industrials, information technology and health care sectors. The Fund’s lightest weights are in telecommunication services, utilities and consumer staples. As discussed, the Fund’s positioning in Treasurys and government-related securities has favored shorter maturities so as to reduce their sensitivity to rising rates, and to allow us the opportunity to reposition should more attractive yield opportunities present themselves in the near future.

Q.  What is your outlook for fixed income and the Fund?

A.  We maintain an optimistic economic outlook over the next several quarters. While we realize there may be shorter-term periods of volatility and near-term concerns, improving global GDP growth and continued accommodative monetary policy should continue. As mentioned in our positioning, we are seeing the best opportunities in fixed income as currently coming from the corporate sector. Here, we have witnessed multinational businesses exhibiting strong profit growth, as nearly three-quarters of the market recently beat earnings expectations.

In addition, many of the dislocations resulting from the 2008 credit crisis have been reduced, including a pick-up in loan growth, falling housing inventories and a reduction in delinquent loans. The Fed’s continued focus on the unemployment rate combined with the recent challenging jobs report suggests that the low interest rate environment is likely to persist. We have favored corporate bonds from issuers demonstrating strong or improving corporate balance sheets, growing cash flows and yields that still offer a real return to investors.

50	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Total Return Bond Fund

GROWTH OF $10,000: SINCE INCEPTION (6/27/07) THROUGH 4/30/13

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/13

	6 MONTHS	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 6/27/07
Without Sales Charge	0.94%	2.66%	5.18%	5.83%
With Sales Charge	-2.81	-1.17	4.37	5.14
Class B Shares – Inception 6/27/07
Without Sales Charge	0.57	1.90	4.40	5.04
With Sales Charge	-2.90	-1.59	4.19	4.98
Class C Shares – Inception 6/27/07
Without Sales Charge	0.47	1.81	4.39	5.03
With Sales Charge	-0.52	0.82	4.39	5.03
Class I Shares – Inception 6/27/07	0.97	2.83	5.43	6.09
Class R Shares – Inception 6/27/07	0.81	2.32	4.92	5.56

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 3.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. Index data shown for the Since Inception Growth of $10,000 graph is from 6/30/07, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	51

Calamos High Income Fund

FUND NASDAQ SYMBOLS
A Shares	CHYDX
B Shares	CAHBX
C Shares	CCHYX
I Shares	CIHYX
R Shares	CHYRX

FUND CUSIP NUMBERS
A Shares	128119815
B Shares	128119724
C Shares	128119799
I Shares	128119781
R Shares	128119377

FUND OBJECTIVE

Highest level of current income obtainable with reasonable risk, with a secondary objective of capital gain where consistent with the Fund’s primary objective

INVESTMENT STRATEGY

>	Conducts proprietary, in-depth credit analysis of individual issuers, taking a combination of quantitative and qualitative factors into consideration

>	Seeks companies with respectable balance sheets that offer a good yield, sustainable growth and reliable long-term debt servicing

>	Attempts to identify companies that have the potential for capital appreciation through credit upgrades, mergers and acquisitions, and special situations

>	Dynamically blends straight high yield bonds, higher-yielding convertible and synthetic high yield securities to construct a diversified portfolio with a consistent risk/reward profile

INVESTOR PROFILE

This Fund may be suitable for investors who seek:

>	A broader opportunity set of bonds and convertible securities designed to generate the highest yield potential and capital gain

>	Risk management that employs stringent credit analysis

CALAMOS HIGH INCOME FUND

INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team, led by Global Co-Chief Investment Officers John P. Calamos, Sr. and Gary D. Black, discusses the Fund’s performance, strategy and positioning during the six-month period ended April 30, 2013.

Q.  What is the Fund’s investment strategy?

A.  Calamos High Income Fund invests in diversified portfolio of high yield bonds of U.S. and non-U.S. companies that have the potential for income and capital appreciation. The Fund offers higher income, compared with investment grade securities and government bonds, and invests in the higher-quality portion of the high yield market. We emphasize companies that offer relatively better balance sheets, reliable cash flows and debt servicing, and the potential for credit upgrades. We also have the flexibility to include investment-grade bonds in the Fund, which we believe provides us with additional advantages in tailoring the risk and reward characteristics of the Fund.

Q.  How has the Fund performed?

A.  Because we believe high yield funds are best utilized within asset allocations as long-term investments, we encourage investors to evaluate performance over longer time periods. Since its inception on August 2, 1999, Calamos High Income Fund has returned 7.13% on an annualized basis (Class A shares at net asset value), versus an 8.01% gain in the Credit Suisse High Yield Index. For the six-month period ended April 30, 2013, the Fund earned 6.60% versus 7.21% for the Credit Suisse High Yield Index.

Q.  What factors influenced performance over the period?

A.  During the reporting period, high yield bonds performed strongly as high yield credit spreads tightened by 108 basis points, as measured by J.P. Morgan. As credit spreads narrowed, yields on high yield bonds fell to historic lows. Credit quality was also a significant factor as the lower credit tiers outperformed. Within the Credit Suisse High Yield Index, CCC-rated securities and B-rated securities were up 10.5% and 7.8%, respectively, while the BB and BBB areas were up 5.7% and 4.2%. The Fund’s return was supported by strong security selection rather than a reliance on the lowest credit quality issues which rallied the most as noted above.

From an economic sector perspective, the best performing sectors within the Credit Suisse High Yield Index included information technology (+9.4%) and consumer staples (+7.9%), while sectors lagging the index return included utilities (+6.2%) and telecommunication services (+6.3%).

The Fund’s security selection within the financials sector supported performance, particularly our holdings within the asset management industry.

Fund returns were also enhanced by the performance of selections in the telecommunication services sector, where holdings within the wireless telecommunications industry outperformed.

Selections in the materials sector hindered returns, as the Fund’s relatively higher allocation to holdings in the gold mining industry held back performance. Selections in the energy sector also hampered performance, as Fund holdings in the oil-and-gas equipment and services industry lagged.

52	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos High Income Fund

Q.  How is the Fund positioned?

A.  We continue to emphasize mid-grade corporate credits in the Fund, as we believe that they offer compelling yields and capital appreciation potential at levels of risk we consider appropriate. In the current environment, we have also been selective in regard to the most speculative issues, reflecting our concerns that these credits may not presently provide adequate compensation for their incremental yield pick-ups. As such, the Fund has maintained a higher average credit quality relative to the Credit Suisse High Yield Index. During the six-month period, we favored credits with reliable debt servicing for the Fund.

Q.  What is your outlook for high yield securities and the Fund?

A.  As we look forward, our global economic outlook is one of cautious optimism. We believe the U.S. is positioned to continue on its slow and steady recovery. Sustained improvements in the housing sector and rising equity markets have contributed to consumer confidence, the impacts of which are rippling though to other areas of the economy. Job growth has continued to move in the right direction, although the pace has been discouraging and uneven. Many high yield issuers look well positioned for the future, having taken advantage of low rates to refinance and push out debt obligations and bring down borrowing costs. Overall, we see a supportive environment for a number of well-run issuers of higher income securities.

We also believe that mid-grade corporate credits also look far more compelling than longer-dated government bonds. Although we cannot predict when rates will move upward (particularly as unemployment numbers are still notably above the Federal Reserve’s hurdle), history has shown that rate increases can happen very quickly. Thus, we believe moderate duration positioning remains essential.

Given current spread levels, we expect the performance of high income strategies to reflect bottom-up fundamental considerations, rather than a further narrowing of spreads. We believe this is an environment suited to our approach, and we remain committed to our course of adding value through rigorous credit research.

SECTOR WEIGHTINGS
Consumer Discretionary	20.1%
Industrials	17.4
Energy	16.2
Information Technology	11.8
Materials	7.7
Health Care	7.6
Financials	6.7
Consumer Staples	4.3
Utilities	2.6
Telecommunication Services	2.3

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com	53

Calamos High Income Fund

ANNUALIZED RETURN: SINCE INCEPTION (8/2/99) THROUGH 4/30/13

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation and Mellon Analytical Solutions, LLC.

54	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos High Income Fund

GROWTH OF $10,000: FOR 10-YEAR PERIOD ENDED 4/30/13

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/13

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 8/2/99
Without Sales Charge	6.60%	11.20%	7.29%	7.56%
With Sales Charge	1.58	5.87	6.26	7.04
Class B Shares – Inception 12/21/00
Without Sales Charge	6.24	10.37	6.49	6.94
With Sales Charge	1.24	5.37	6.18	6.94
Class C Shares – Inception 12/21/00
Without Sales Charge	6.20	10.38	6.50	6.76
With Sales Charge	5.20	9.38	6.50	6.76
Class I Shares – Inception 3/1/02	6.75	11.47	7.56	7.83
Class R Shares – Inception 3/1/07	6.45	10.94	7.04	6.05^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2003. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The Credit Suisse High Yield Index is an unmanaged index of high yield debt securities. Index data shown is from 7/31/99, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	55

Calamos Market Neutral Income Fund

FUND NASDAQ SYMBOLS
A Shares	CVSIX
B Shares	CAMNX
C Shares	CVSCX
I Shares	CMNIX
R Shares	CVSRX

FUND CUSIP NUMBERS
A Shares	128119203
B Shares	128119757
C Shares	128119849
I Shares	128119880
R Shares	128119351

FUND OBJECTIVE

High current income consistent with stability of principal

INVESTMENT STRATEGY

>	Dynamically combines complementary income-producing strategies such as convertible arbitrage and covered call writing, varying the emphasis of each based on market conditions

>	The convertible arbitrage strategy invests in convertible securities and sells short underlying stocks to generate income and hedge against equity market risk

>	Through covered call writing, income is generated by writing (selling) options on the portfolio’s equities and market indexes

INVESTOR PROFILE

This Fund may be suitable for investors who seek:

>	The potential for an attractive income stream with relative stability of principal

>	A strategy designed to provide added diversification and reduced volatility

CALAMOS MARKET NEUTRAL INCOME FUND

INVESTMENT TEAM DISCUSSION

The Calamos Investment Management Team, led by Global Co-Chief Investment Officers John P. Calamos, Sr. and Gary D. Black, discusses the Fund’s performance, strategy and positioning during the six-month period ended April 30, 2013.

Q.  What is the Fund’s investment strategy?

A.  Calamos Market Neutral Income Fund primarily utilizes two complementary income producing strategies, covered call writing and convertible arbitrage. The Fund seeks to deliver steady and positive returns, regardless of whether the equity market is rising or falling.

In the convertible arbitrage strategy, we invest in convertible securities and short sell the convertibles’ underlying equities to generate income and hedge against risk. Through covered call writing, we seek to enhance Fund returns by selling (“writing”) options on the Fund’s equities and market indexes. We believe that both strategies are advantageous through full market cycles, but we vary the allocation to each strategy based on our assessment of the market environment. The aim of this dynamic allocation approach is to provide attractive returns with a lower risk profile over full market cycles.

Q.  How has the Fund performed?

A.  Because we believe alternative funds are best utilized within asset allocations as long-term investments, we encourage investors to evaluate performance over longer time periods. Since its inception on September 4, 1990, the Fund has returned 6.93% on an annualized basis (Class A shares at net asset value). For the same period, the Barclays U.S. Government/Credit Bond Index has earned 7.01%, while the Citigroup 30-Day U.S. Treasury Bill Index has earned 3.01%.

For the six-month period ended April 30, 2013, the Fund earned 2.40% versus a 1.08% gain for the Barclays U.S. Government/Credit Bond Index and a 0.03% return for the Citigroup 30-Day U.S. Treasury Bill Index.

Q.  How did the strategies on the whole contribute to performance?

A.  The covered call and convertible arbitrage strategies both contributed positively to Fund performance during the reporting period. The rising equity market and falling volatility during the period was especially favorable to the covered call strategy, which outperformed convertible arbitrage.

Q.  How did the covered call strategy contribute?

A.  The covered call strategy benefited from strong equity returns over the six-month period, as reflected by the 14.42% gain in the S&P 500 Index. The strong equity market supported the return of the Fund’s equity basket, which is managed to closely track the S&P 500 Index’s performance. While calls were written approximately 3% to 5% out of the money and capped much of the upside performance of the equity basket, the strategy also benefited from the premiums collected on the written calls.

56	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Market Neutral Income Fund

Q.  How did convertible arbitrage contribute to returns?

A.  The convertible arbitrage strategy performed well and also benefited from the rising equity market during the period. The convertible market, as measured by the BofA Merrill Lynch U.S. Convertible Securities Index, was up 12.69% for the period. Credit spreads tightened during the period and helped support the bond portion of the convertibles. Two factors that provided a headwind to performance were declining volatility and the low interest rate environment. Declining volatility impacted the embedded option in the convertible, while the near-zero Fed Funds rate meant that there was no interest earned on the cash proceeds received from stocks sold short.

Q.  Did the allocations to convertible arbitrage and covered call writing change over the period?

A.  At the beginning of the six-month period, covered call writing reflected 44.8% of the portfolio, while convertible arbitrage reflected 55.2%. As of the end of the reporting period on April 30, 2013, the weighting was 47.1% for covered calls and 52.9% for convertible arbitrage. The slight increase in the allocation to covered calls was reflective of the strong equity market performance during the period, which, as noted above, benefited the covered call portion of the portfolio to a greater extent than it did convertible arbitrage.

Q.  What is your outlook for the Fund?

A.  We believe the Fund continues to provide investors with the opportunity for diversification, alternative asset allocation and potential yield in a low interest rate environment. While we are encouraged by recent positive economic trends in the U.S. and global markets, we continue to expect persistent choppiness in the markets. As the Fund derives benefits from volatility, we expect the current environment to be supportive for performance. Convertible arbitrage should benefit from continued “volatility in volatility,” as this type of environment provides several hedge rebalancing opportunities that will be supportive to the Fund. Spikes in volatility may also provide opportunities for the call writing strategy to capture higher call premiums.

STRATEGY ALLOCATION

www.calamos.com	57

Calamos Market Neutral Income Fund

ANNUALIZED RETURN: SINCE INCEPTION (9/4/90) THROUGH 4/30/13

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation, Lipper, Inc., and Mellon Analytical Solutions, LLC.

58	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Market Neutral Income Fund

GROWTH OF $10,000: FOR 10-YEAR PERIOD ENDED 4/30/13

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/13

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 9/4/90
Without Sales Charge	2.40%	3.84%	3.05%	3.71%
With Sales Charge	-2.45	-1.12	2.05	3.20
Class B Shares – Inception 9/11/00
Without Sales Charge	2.00	3.10	2.28	3.09
With Sales Charge	-3.00	-1.90	1.91	3.09
Class C Shares – Inception 2/16/00
Without Sales Charge	1.97	3.07	2.28	2.93
With Sales Charge	0.97	2.07	2.28	2.93
Class I Shares – Inception 5/10/00	2.47	4.05	3.31	3.97
Class R Shares – Inception 3/1/07	2.20	3.52	2.78	2.81	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2000. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

1	The Barclays U.S. Government/Credit Index is comprised of long-term government and investment-grade corporate debt securities and is generally considered representative of the performance of the broad U.S. bond market. Index data shown for the Annualized Returns Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

2	The Citigroup 30-Day Treasury Bill Index is an unmanaged index generally considered representative of the performance of short-term money instruments. U.S. Treasury Bills are backed by the full faith and credit of the U.S. government and offer a guarantee as to the repayment of principal and interest at maturity. Index data shown for the Annualized Returns Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

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Expense Overview

EXPENSE OVERVIEW

As a shareholder of a mutual fund, you incur two types of costs. You incur:

1) Transaction costs, including sales charges, or loads, on purchase payment and redemption fees.

2) Ongoing costs, including management fees, distribution and/or service (12b-1) fees and other fund expenses.

The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2012 to April 30, 2013. It is intended to help you understand the ongoing costs associated with investing in each mutual fund and to compare these costs with the ongoing costs of investing in other mutual funds.

There are two parts of each Fund’s chart:

Actual

In this part of the chart, you’ll see the actual expenses you would have paid on a $1,000 investment made at the beginning of the period and held for the entire period in each fund from November 1, 2012 to April 30, 2013, the period covered by this report. This chart also shows the actual returns, after expenses, you would have earned during that time. This chart can help you estimate your own expenses. For example, if you invested $8,600 in Class A shares of the fund, simply divide $8,600 by $1,000, then multiply that result by the figure in the Actual Expenses per $1,000 row. In this example, you would multiply 8.6 times the figure.

Hypothetical

In this part of the chart, you’ll see the hypothetical expenses you would have paid on a $1,000 investment from November 1, 2012 to April 30, 2013, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this chart, including the assumed 5% annual rate of return before expenses, which is what you’ll see in the chart. Note that this chart will not help you determine your own expenses, but will help you compare expenses of the fund you own to the expenses of another fund since the information for that fund should be calculated using the same assumptions.

Please note that the expenses shown in the chart are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the chart is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

60	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Expense Example

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, November 1, 2012 and held through April 30, 2013.

	CLASS A SHARES	CLASS B SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R SHARES
CALAMOS GROWTH FUND
Actual Expenses per $1,000*	$6.66	$10.48	$10.43	$5.38	$7.88
Actual – Ending Balance	$1,065.90	$1,061.90	$1,061.90	$1,067.20	$1,064.60

Hypothetical Expenses per $1,000*	$6.51	$10.24	$10.19	$5.26	$7.70
Hypothetical – Ending Value	$1,018.35	$1,014.63	$1,014.68	$1,019.59	$1,017.16

Annualized expense ratio	1.30%	2.05%	2.04%	1.05%	1.54%
CALAMOS VALUE FUND
Actual Expenses per $1,000*	$6.09	$10.04	$10.05	$4.77	$7.41
Actual – Ending Balance	$1,135.90	$1,131.80	$1,132.70	$1,137.10	$1,134.80

Hypothetical Expenses per $1,000*	$5.76	$9.49	$9.49	$4.51	$7.00
Hypothetical – Ending Value	$1,019.09	$1,015.37	$1,015.37	$1,020.33	$1,017.85

Annualized expense ratio(1)	1.15%	1.90%	1.90%	0.90%	1.40%
CALAMOS FOCUS GROWTH FUND
Actual Expenses per $1,000*	$5.92	$9.76	$9.76	$4.64	$7.20
Actual – Ending Balance	$1,076.70	$1,072.60	$1,072.60	$1,077.80	$1,075.20

Hypothetical Expenses per $1,000*	$5.76	$9.49	$9.49	$4.51	$7.00
Hypothetical – Ending Value	$1,019.09	$1,015.37	$1,015.37	$1,020.33	$1,017.85

Annualized expense ratio(1)	1.15%	1.90%	1.90%	0.90%	1.40%
CALAMOS DISCOVERY GROWTH FUND
Actual Expenses per $1,000*	$7.71	$11.54	$11.53	$6.43	$8.98
Actual – Ending Balance	$1,071.90	$1,067.90	$1,067.00	$1,073.20	$1,070.50

Hypothetical Expenses per $1,000*	$7.50	$11.23	$11.23	$6.26	$8.75
Hypothetical – Ending Value	$1,017.36	$1,013.64	$1,013.64	$1,018.60	$1,016.12

Annualized expense ratio(1)	1.50%	2.25%	2.25%	1.25%	1.75%
CALAMOS INTERNATIONAL GROWTH FUND
Actual Expenses per $1,000*	$7.13	$10.94	$10.94	$5.87	$8.40
Actual – Ending Balance	$1,054.90	$1,051.70	$1,051.70	$1,057.00	$1,053.70

Hypothetical Expenses per $1,000*	$7.00	$10.74	$10.74	$5.76	$8.25
Hypothetical – Ending Value	$1,017.85	$1,014.13	$1,014.13	$1,019.09	$1,016.61

Annualized expense ratio(1)	1.40%	2.15%	2.15%	1.15%	1.65%
CALAMOS EVOLVING WORLD GROWTH FUND
Actual Expenses per $1,000*	$8.02	$11.78	$11.78	$6.76	$9.27
Actual – Ending Balance	$1,034.30	$1,030.20	$1,030.20	$1,035.70	$1,032.90

Hypothetical Expenses per $1,000*	$7.95	$11.68	$11.68	$6.71	$9.20
Hypothetical – Ending Value	$1,016.91	$1,013.19	$1,013.19	$1,018.15	$1,015.67

Annualized expense ratio	1.59%	2.34%	2.34%	1.34%	1.84%
CALAMOS GLOBAL EQUITY FUND
Actual Expenses per $1,000*	$7.08	$10.86	$10.86	$5.82	$8.35
Actual – Ending Balance	$1,041.00	$1,037.40	$1,036.70	$1,042.40	$1,039.90

Hypothetical Expenses per $1,000*	$7.00	$10.74	$10.74	$5.76	$8.25
Hypothetical – Ending Value	$1,017.85	$1,014.13	$1,014.13	$1,019.09	$1,016.61

Annualized expense ratio(1)	1.40%	2.15%	2.15%	1.15%	1.65%

*Expense	for all Fund Classes A, B, C, I and R, are equal to Fund’s annualized expense ratio, multiplied by the average value over the period, multiplied by 181/365.

(1)	Annualized Expense Ratios for Calamos Value Fund, Calamos Focus Growth Fund, Calamos Discovery Growth Fund, Calamos International Growth Fund and Calamos Global Equity Fund are adjusted to reflect fee waiver.

www.calamos.com	61

Expense Example

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, November 1, 2012 and held through April 30, 2013.

CALAMOS GROWTH AND INCOME FUND
Actual Expenses per $1,000*	$5.57	$5.42	$9.36	$4.31	$6.84
Actual – Ending Balance	$1,043.60	$1,043.50	$1,039.50	$1,044.60	$1,042.20

Hypothetical Expenses per $1,000*	$5.51	$5.36	$9.25	$4.26	$6.76
Hypothetical – Ending Value	$1,019.34	$1,019.49	$1,015.62	$1,020.58	$1,018.10

Annualized expense ratio	1.10%	1.07%	1.85%	0.85%	1.35%
CALAMOS GLOBAL GROWTH AND INCOME FUND
Actual Expenses per $1,000*	$7.20	$11.00	$11.00	$5.82	$8.46
Actual – Ending Balance	$1,058.20	$1,053.50	$1,054.10	$1,059.30	$1,056.40

Hypothetical Expenses per $1,000*	$7.05	$10.79	$10.79	$5.71	$8.30
Hypothetical – Ending Value	$1,017.80	$1,014.08	$1,014.08	$1,019.14	$1,016.56

Annualized expense ratio	1.41%	2.16%	2.16%	1.14%	1.66%
CALAMOS CONVERTIBLE FUND
Actual Expenses per $1,000*	$5.88	$9.76	$9.76	$4.58	$7.17
Actual – Ending Balance	$1,097.70	$1,093.90	$1,093.30	$1,098.80	$1,096.10

Hypothetical Expenses per $1,000*	$5.66	$9.39	$9.39	$4.41	$6.90
Hypothetical – Ending Value	$1,019.19	$1,015.47	$1,015.47	$1,020.43	$1,017.95

Annualized expense ratio	1.13%	1.88%	1.88%	0.88%	1.38%
CALAMOS TOTAL RETURN BOND FUND
Actual Expenses per $1,000*	$4.48	$8.21	$8.20	$3.24	$5.73
Actual – Ending Balance	$1,009.40	$1,005.70	$1,004.70	$1,009.70	$1,008.10

Hypothetical Expenses per $1,000*	$4.51	$8.25	$8.25	$3.26	$5.76
Hypothetical – Ending Value	$1,020.33	$1,016.61	$1,016.61	$1,021.57	$1,019.09

Annualized expense ratio(1)	0.90%	1.65%	1.65%	0.65%	1.15%
CALAMOS HIGH INCOME FUND
Actual Expenses per $1,000*	$5.99	$9.82	$9.82	$4.72	$7.27
Actual – Ending Balance	$1,066.00	$1,062.40	$1,062.00	$1,067.50	$1,064.50

Hypothetical Expenses per $1,000*	$5.86	$9.59	$9.59	$4.61	$7.10
Hypothetical – Ending Value	$1,018.99	$1,015.27	$1,015.27	$1,020.23	$1,017.75

Annualized expense ratio	1.17%	1.92%	1.92%	0.92%	1.42%
CALAMOS MARKET NEUTRAL INCOME FUND
Actual Expenses per $1,000*	$6.67	$10.47	$10.42	$5.37	$8.02
Actual – Ending Balance	$1,024.00	$1,020.00	$1,019.70	$1,024.70	$1,022.00

Hypothetical Expenses per $1,000*	$6.66	$10.44	$10.39	$5.36	$8.00
Hypothetical – Ending Value	$1,018.20	$1,014.43	$1,014.48	$1,019.49	$1,016.86

Annualized expense ratio(2)	1.33%	2.09%	2.08%	1.07%	1.60%

*	Expense for all Fund Classes A, B, C, I and R, are equal to Fund’s annualized expense ratio, multiplied by the average value over the period, multiplied by 181/365.

(1)	Annualized Expense Ratios for Calamos Total Return Bond Fund are adjusted to reflect fee waiver.

(2)	Includes 0.21% related to dividend expense for short positions.

62	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Growth Fund    Schedule of Investments April 30, 2013 (Unaudited)

NUMBER OF SHARES			VALUE
COMMON STOCKS (99.2%)
		Consumer Discretionary (19.0%)
696,750		Amazon.com, Inc.#~	$176,842,117
31,300		AutoZone, Inc.#	12,804,517
192,271	CHF	Compagnie Financière Richemont, SA	15,560,242
740,000		Expedia, Inc.~	41,321,600
850,000		Gap, Inc.	32,291,500
692,000		Home Depot, Inc.	50,758,200
1,110,000		Las Vegas Sands Corp.	62,437,500
425,000		Lululemon Athletica, Inc.#	32,355,250
1,690,000		Michael Kors Holdings, Ltd.#	96,228,600
105,000		Mohawk Industries, Inc.#	11,642,400
488,000		Nike, Inc. - Class B	31,036,800
29,400		NVR, Inc.#	30,282,000
326,841		Polaris Industries, Inc.	28,170,426
163,200		Priceline.com, Inc.#	113,585,568
247,000		Scripps Networks Interactive, Inc. - Class A	16,445,260
2,055,000		Starbucks Corp.	125,026,200
100,000		Whirlpool Corp.	11,428,000
609,559		Williams-Sonoma, Inc.	32,721,127

			920,937,307

		Consumer Staples (5.6%)
770,000		Coca-Cola Company	32,594,100
2,700,000		Companhia de Bebidas das Americas	113,454,000
263,000		Costco Wholesale Corp.	28,517,090
415,000		Hain Celestial Group, Inc.#	27,078,750
174,000		Mead Johnson Nutrition Company	14,109,660
316,198		Philip Morris International, Inc.	30,225,367
435,000	GBP	SABMiller, PLC	23,471,405

			269,450,372

		Energy (6.6%)
865,000		Cameron International Corp.#	53,240,750
565,000		Continental Resources, Inc.#	45,154,800
568,000		EOG Resources, Inc.	68,818,880
817,500		National Oilwell Varco, Inc.	53,317,350
1,355,000		Schlumberger, Ltd.	100,852,650

			321,384,430

		Financials (4.8%)
365,466		American Express Company	25,001,529
1,600,000		Blackstone Group, LP	32,880,000
357,000		Discover Financial Services	15,615,180
600,000		IntercontinentalExchange, Inc.#	97,758,000
375,000		Lazard, Ltd.	12,712,500
565,000		Raymond James Financial, Inc.	23,402,300
385,000		T. Rowe Price Group, Inc.	27,912,500

			235,282,009

NUMBER OF SHARES			VALUE

		Health Care (12.6%)
118,500		Biogen Idec, Inc.#	$25,943,205
390,932		Celgene Corp.#	46,157,341
1,069,000		Cerner Corp.#	103,447,130
160,000		Covance, Inc.#	11,929,600
2,725,000		Gilead Sciences, Inc.#	137,994,000
49,500		Intuitive Surgical, Inc.#	24,368,355
632,000		Jazz Pharmaceuticals, PLC#	36,877,200
1,150,000		Mylan, Inc.#	33,476,500
500,000		Novo Nordisk, A/S	88,315,000
179,048	DKK	Novo Nordisk, A/S - Class B	31,516,894
460,000		Pacira Pharmaceuticals, Inc.#	13,280,200
257,000		Regeneron Pharmaceuticals, Inc.#	55,290,980

			608,596,405

		Industrials (13.6%)
2,850,000	CHF	ABB, Ltd.#	64,629,176
1,043,000		AGCO Corp.	55,539,750
150,000		Allegiant Travel Company	13,485,000
440,000		Caterpillar, Inc.~	37,254,800
695,000		Chicago Bridge & Iron Company, NV	37,384,050
1,054,000		Dover Corp.	72,704,920
1,249,000		Eaton Corp.	76,701,090
108,000		Flowserve Corp.	17,076,960
667,300		Fluor Corp.	38,022,754
510,000		Jacobs Engineering Group, Inc.#	25,744,800
235,000		Kansas City Southern	25,631,450
340,000		Kirby Corp.#	25,462,600
675,000		Manitowoc Company, Inc.	12,663,000
217,000		MSC Industrial Direct Company, Inc. - Class A	17,099,600
380,000		Rockwell Automation, Inc.	32,216,400
233,000		Roper Industries, Inc.	27,878,450
262,000		Union Pacific Corp.	38,765,520
460,000		United Technologies Corp.	41,993,400

			660,253,720

		Information Technology (36.1%)
1,468,000		Accenture, PLC - Class A~	119,553,920
535,850		Apple, Inc.~	237,247,587
1,676,202		Aruba Networks, Inc.#	37,697,783
1,436,000		Cognizant Technology Solutions Corp. - Class A#	93,052,800
585,000		CommVault Systems, Inc.#	43,020,900
1,529,000		eBay, Inc.#~	80,104,310
3,350,000		Facebook, Inc.#	92,996,000
315,000		FleetCor Technologies, Inc.#	24,223,500
242,050		Google, Inc.#	199,587,168
310,000		LinkedIn Corp. - Class A#	59,547,900
260,000		Manhattan Associates, Inc.#	18,254,600

See accompanying Notes to Schedule of Investments	www.calamos.com	63

Growth Fund    Schedule of Investments April 30, 2013 (Unaudited)

NUMBER OF SHARES			VALUE
273,000		MasterCard, Inc. - Class A	$150,949,890
160,000		MAXIMUS, Inc.	12,750,400
814,000		Oracle Corp.	26,682,920
255,000		Palo Alto Networks, Inc.#	13,795,500
2,212,000		QUALCOMM, Inc.	136,303,440
2,355,000		Salesforce.com, Inc.#~	96,814,050
43,100	KRW	Samsung Electronics Company, Ltd.	59,608,181
775,000		SanDisk Corp.#	40,641,000
1,580,750		SAP, AG	126,222,888
740,000		Solarwinds, Inc.#	37,629,000
2,160,000		Taiwan Semiconductor Manufacturing Company, Ltd.	41,212,800

			1,747,896,537

		Materials (0.9%)
242,000		Eastman Chemical Company	16,129,300
295,000		Rock Tenn Company - Class A	29,541,300

			45,670,600

		TOTAL COMMON STOCKS (Cost $3,715,053,578)	4,809,471,380

SHORT TERM INVESTMENT (0.2%)
7,239,144		Fidelity Prime Money Market Fund - Institutional Class (Cost $7,239,144)	7,239,144

TOTAL INVESTMENTS (99.4%) (Cost $3,722,292,722)			4,816,710,524

OTHER ASSETS, LESS LIABILITIES (0.6%)			29,519,969

NET ASSETS (100.0%)			$4,846,230,493

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTER PARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
JPMorgan Chase Bank	Brazilian Real	07/18/13	214,616,000	$106,180,317	$918,840
Citibank N.A.	British Pound Sterling	07/18/13	14,071,000	21,847,140	(308,435)
Goldman Sachs Capital Markets LP	Danish Krone	07/18/13	687,055,000	121,465,343	(745,185)
Northern Trust Company	European Monetary Unit	07/18/13	112,137,000	147,754,107	(956,681)
Citibank N.A.	New Taiwanese Dollar	07/18/13	730,878,000	24,790,079	(296,848)
JPMorgan Chase Bank	New Taiwanese Dollar	07/18/13	396,051,000	13,433,344	(39,668)
Northern Trust Company	South Korean Won	07/18/13	61,020,892,000	55,252,983	(960,069)
JPMorgan Chase Bank	Swiss Franc	07/18/13	4,611,000	4,963,047	(90,359)
UBS AG	Swiss Franc	07/18/13	70,290,000	75,656,598	(40,258)

					$(2,518,663)

COUNTERPARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Northern Trust Company	Brazilian Real	07/18/13	11,640,000	$5,758,839	$23,153
Citibank N.A.	Danish Krone	07/18/13	78,580,000	13,892,260	111,757
UBS AG	European Monetary Unit	07/18/13	22,359,000	29,460,696	249,959
Northern Trust Company	Swiss Franc	07/18/13	3,839,000	4,132,105	12,675

					$397,544

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $534,690.

FOREIGN CURRENCY ABBREVIATIONS

CHF	Swiss Franc
DKK	Danish Krone
GBP	British Pound Sterling
KRW	South Korean Won

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars.

64	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Value Fund    Schedule of Investments April 30, 2013 (Unaudited)

NUMBER OF SHARES			VALUE
COMMON STOCKS (95.5%)
		Consumer Discretionary (15.9%)
50,000		Allison Transmission Holdings, Inc.	$1,140,500
3,050		Amazon.com, Inc.#	774,121
32,820		Omnicom Group, Inc.	1,961,651
29,800		Scripps Networks Interactive, Inc. - Class A	1,984,084
42,315		Time Warner, Inc.	2,529,591
31,275		Walt Disney Company	1,965,321
16,000		Wynn Resorts, Ltd.	2,196,800

			12,552,068

		Consumer Staples (5.6%)
40,500	GBP	Diageo, PLC	1,236,773
5,900		Diageo, PLC	720,980
35,943		Nu Skin Enterprises, Inc. - Class A	1,823,388
35,017		WhiteWave Foods Company#	592,137

			4,373,278

		Energy (16.1%)
17,200		Anadarko Petroleum Corp.	1,457,872
50,000		Baker Hughes, Inc.	2,269,500
18,600		Chevron Corp.	2,269,386
36,400		Exxon Mobil Corp.	3,239,236
15,555		National Oilwell Varco, Inc.	1,014,497
33,330		Noble Corp.	1,249,875
32,095		Seadrill, Ltd.	1,235,337

			12,735,703

		Financials (26.7%)
54,850		American International Group, Inc.#	2,271,887
15,606		Berkshire Hathaway, Inc. - Class B#	1,659,230
60,000		Citigroup, Inc.	2,799,600
36,200		Discover Financial Services	1,583,388
44,530		JPMorgan Chase & Company~	2,182,415
51,000		MetLife, Inc.	1,988,490
128,100		Morgan Stanley	2,837,415
82,750		Och-Ziff Capital Management Group, LLC - Class A	849,015
62,000		The Carlyle Group, LP	2,013,760
31,100		Validus Holdings, Ltd.	1,200,771
44,590		Wells Fargo & Company	1,693,528

			21,079,499

		Health Care (8.8%)
22,465		Covidien, PLC	1,434,165
14,568		McKesson Corp.	1,541,586
25,000		Merck & Company, Inc.~	1,175,000
72,734		Teva Pharmaceutical Industries, Ltd.	2,784,985

			6,935,736

NUMBER OF SHARES		VALUE

	Industrials (14.2%)
18,400	Caterpillar, Inc.	$1,557,928
8,200	FedEx Corp.	770,882
98,580	General Electric Company	2,197,348
44,440	Raytheon Company~	2,727,727
41,970	URS Corp.~	1,843,323
76,565	Xylem, Inc.	2,124,679

		11,221,887

	Information Technology (3.3%)
109,000	Intel Corp.	2,610,550

	Materials (4.9%)
15,700	Agrium, Inc.	1,439,219
78,500	Freeport-McMoRan Copper & Gold, Inc.	2,388,755

		3,827,974

	TOTAL COMMON STOCKS (Cost $70,597,209)	75,336,695

NUMBER OF CONTRACTS		VALUE
PURCHASED OPTIONS (0.3%)#
	Information Technology (0.0%)
525	Cisco Systems, Inc. Call, 05/18/13, Strike $21.00	29,400

	Materials (0.1%)
1,100	Freeport-McMoRan Copper & Gold, Inc. Call, 05/18/13, Strike $31.00	61,600

	Other (0.2%)
	SPDR S&P 500 ETF Trust
1,250	Put, 05/18/13, Strike $156.00	75,000
1,250	Put, 05/18/13, Strike $155.00	58,750

		133,750

	TOTAL PURCHASED OPTIONS (Cost $314,102)	224,750

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENT (4.4%)
3,458,028	Fidelity Prime Money Market Fund - Institutional Class (Cost $3,458,028)	3,458,028

TOTAL INVESTMENTS (100.2%) (Cost $74,369,339)		79,019,473

LIABILITIES, LESS OTHER ASSETS (-0.2%)		(123,866)

NET ASSETS (100.0%)		$78,895,607

See accompanying Notes to Schedule of Investments	www.calamos.com	65

Value Fund    Schedule of Investments April 30, 2013 (Unaudited)

NUMBER OF CONTRACTS		VALUE
WRITTEN OPTIONS (-0.3%)#
	Consumer Staples (-0.1%)
215	Whole Foods Market, Inc. Put, 05/18/13, Strike $88.00	$(62,780)

	Financials (0.0%)
700	Morgan Stanley Put, 05/18/13, Strike $21.00	(11,550)

	Health Care (0.0%)
200	Johnson & Johnson Put, 05/18/13, Strike $85.00	(17,500)

	Information Technology (-0.2%)
525	Cisco Systems, Inc. Put, 05/18/13, Strike $20.00	(13,650)
3,000	Zynga, Inc. - Class A Put, 05/18/13, Strike $3.50	(111,000)

		(124,650)

	Telecommunication Services (0.0%)
575	Vodafone Group, PLC Put, 05/18/13, Strike $30.00	(25,875)

	TOTAL WRITTEN OPTIONS (Premium $359,488)	(242,355)

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $3,230,636.

FOREIGN CURRENCY ABBREVIATIONS

GBP	British Pound Sterling

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

66	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Focus Growth Fund    Schedule of Investments April 30, 2013 (Unaudited)

NUMBER OF SHARES		VALUE
COMMON STOCKS (99.1%)
	Consumer Discretionary (16.3%)
10,640	Amazon.com, Inc.#	$2,700,538
19,625	Michael Kors Holdings, Ltd.#	1,117,448
24,150	Nike, Inc. - Class B	1,535,940
2,570	Priceline.com, Inc.#	1,788,694
38,170	Starbucks Corp.~	2,322,263

		9,464,883

	Consumer Staples (7.1%)
30,200	Coca-Cola Company~	1,278,366
39,000	Companhia de Bebidas das Americas	1,638,780
6,025	Costco Wholesale Corp.	653,291
6,000	Philip Morris International, Inc.	573,540

		4,143,977

	Energy (6.3%)
9,400	Cameron International Corp.#	578,570
4,700	EOG Resources, Inc.	569,452
12,850	National Oilwell Varco, Inc.	838,077
22,250	Schlumberger, Ltd.	1,656,067

		3,642,166

	Financials (4.9%)
47,500	Blackstone Group, LP	976,125
6,500	Franklin Resources, Inc.	1,005,290
12,300	T. Rowe Price Group, Inc.	891,750

		2,873,165

	Health Care (12.4%)
8,775	Celgene Corp.#	1,036,064
13,350	Cerner Corp.#	1,291,880
38,000	Gilead Sciences, Inc.#	1,924,320
16,770	Novo Nordisk, A/S	2,962,085

		7,214,349

	Industrials (11.5%)
23,160	AGCO Corp.	1,233,270
13,000	Caterpillar, Inc.~	1,100,710
19,025	Eaton Corp., PLC	1,168,325
6,910	MSC Industrial Direct Company, Inc. - Class A	544,508
13,200	Rockwell Automation, Inc.	1,119,096
16,250	United Technologies Corp.	1,483,463

		6,649,372

	Information Technology (40.6%)
6,900	Apple, Inc.~	3,054,975
35,350	Aruba Networks, Inc.#	795,021
21,075	Cognizant Technology Solutions Corp. - Class A#	1,365,660
40,600	eBay, Inc.#	2,127,034
63,850	Facebook, Inc.#	1,772,476

NUMBER OF SHARES			VALUE
3,680		Google, Inc.#	$3,034,417
5,420		MasterCard, Inc. - Class A	2,996,881
31,350		QUALCOMM, Inc.	1,931,787
39,160		Salesforce.com, Inc.#	1,609,868
1,030	KRW	Samsung Electronics Company, Ltd.	1,424,511
29,900		SAP, AG	2,387,515
293,500	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	1,089,305

			23,589,450

		TOTAL COMMON STOCKS (Cost $46,320,400)	57,577,362

SHORT TERM INVESTMENT (0.5%)
289,213		Fidelity Prime Money Market Fund - Institutional Class (Cost $289,213)	289,213

TOTAL INVESTMENTS (99.6%) (Cost $46,609,613)			57,866,575

OTHER ASSETS, LESS LIABILITIES (0.4%)			209,022

NET ASSETS (100.0%)			$58,075,597

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTER PARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
JPMorgan Chase Bank	Brazilian Real	07/18/13	3,061,000	$1,514,416	$13,105
Goldman Sachs Capital Markets LP	Danish Krone	07/18/13	15,256,000	2,697,128	(16,547)
Northern Trust Company	European Monetary Unit	07/18/13	1,695,000	2,233,368	(14,461)
Citibank N.A.	New Taiwanese Dollar	07/18/13	27,438,000	930,648	(11,144)
JPMorgan Chase Bank	New Taiwanese Dollar	07/18/13	2,270,000	76,994	(227)
Northern Trust Company	South Korean Won	07/18/13	1,509,514,000	1,366,829	(23,750)

					$(53,024)

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $550,482.

FOREIGN CURRENCY ABBREVIATIONS

KRW	South Korean Won
TWD	New Taiwanese Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars.

See accompanying Notes to Financial Statements	www.calamos.com	67

Discovery Growth Fund    Schedule of Investments April 30, 2013 (Unaudited)

NUMBER OF SHARES		VALUE
COMMON STOCKS (97.1%)
	Consumer Discretionary (16.1%)
4,200	Buffalo Wild Wings, Inc.#	$378,000
4,900	Deckers Outdoor Corp.#	270,088
10,400	Dollar Tree, Inc.#	494,624
17,300	Home Inns & Hotels Management, Inc.#	431,116
18,400	Lennar Corp. - Class A	758,448
28,400	LKQ Corp.#	683,872
8,400	Meritage Homes Corp.#	409,836
4,400	Monro Muffler Brake, Inc.	181,984
1,600	Netflix, Inc.#	345,712
3,100	PVH Corp.	357,771
7,300	Six Flags Entertainment Corp.	531,951
4,000	Ulta Salon Cosmetics & Fragrance, Inc.#	350,600
29,600	Winnebago Industries, Inc.#	542,272

		5,736,274

	Consumer Staples (3.9%)
25,000	Boulder Brands, Inc.#	225,250
8,900	Fresh Market, Inc.#	364,277
12,400	Hain Celestial Group, Inc.#	809,100

		1,398,627

	Energy (8.7%)
33,200	Basic Energy Services, Inc.#	455,836
8,200	CARBO Ceramics, Inc.	579,330
5,500	Dril-Quip, Inc.#	460,405
16,000	Gulfport Energy Corp.#	835,040
60,272	Key Energy Services, Inc.#	358,016
5,800	Oceaneering International, Inc.	406,986

		3,095,613

	Financials (10.2%)
4,600	Credit Acceptance Corp.#	461,518
3,500	First Cash Financial Services, Inc.#	180,145
18,100	Homeowners Choice, Inc.	480,374
5,500	Jones Lang LaSalle, Inc.~	544,610
15,600	Lazard, Ltd.	528,840
13,600	Main Street Capital Corp.	408,816
5,600	Potlatch Corp.	265,160
9,500	Stifel Financial Corp.#	306,090
14,300	The Carlyle Group, LP	464,464

		3,640,017

	Health Care (17.7%)
24,500	Acadia Healthcare Company, Inc.#	772,975
21,900	Air Methods Corp.	801,321
7,900	BioMarin Pharmaceutical, Inc.#	518,240
16,200	Cepheid, Inc.#	617,706
14,800	Cyberonics, Inc.#	642,616

NUMBER OF SHARES		VALUE
17,200	ICON, PLC#	$552,464
17,400	Incyte Corp.#	385,410
4,800	Jazz Pharmaceuticals, PLC#	280,080
6,800	MEDNAX, Inc.#	603,364
5,500	Onyx Pharmaceuticals, Inc.#	521,400
16,200	Team Health Holdings, Inc.#	603,936

		6,299,512

	Industrials (15.5%)
15,000	ADT Corp.#	654,600
7,700	B/E Aerospace, Inc.#	483,098
4,000	Copa Holdings, SA	502,320
13,000	Fortune Brands Home & Security, Inc.#	473,070
42,600	H&E Equipment Services, Inc.	867,336
12,500	KEYW Holding Corp.#	169,875
23,800	On Assignment, Inc.#	577,626
29,100	Quanta Services, Inc.#	799,668
14,400	Terex Corp.#	411,840
23,400	USG Corp.#	608,166

		5,547,599

	Information Technology (19.8%)
29,300	Ciena Corp.#	438,328
26,000	Cirrus Logic, Inc.#	502,060
21,800	Ellie Mae, Inc.#	567,236
2,325	Equinix, Inc.#	497,782
49,000	Fairchild Semiconductor International, Inc.#	632,100
28,600	Finisar Corp.#	367,224
39,750	Fortinet, Inc.#	713,910
18,600	InterXion Holding, NV#	465,558
5,250	MAXIMUS, Inc.	418,373
112,400	MEMC Electronic Materials, Inc.#	606,960
12,200	NetEase, Inc.	687,958
80,100	ON Semiconductor Corp.#	629,586
28,550	TIBCO Software, Inc.#	554,155

		7,081,230

	Materials (5.2%)
7,000	Eagle Materials, Inc.	474,250
34,400	Horsehead Holding Corp.#	368,080
5,500	Rockwood Holdings, Inc.	356,895
53,500	Stillwater Mining Company#	665,540

		1,864,765

	TOTAL COMMON STOCKS (Cost $34,474,902)	34,663,637

68	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Discovery Growth Fund    Schedule of Investments April 30, 2013 (Unaudited)

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENT (5.6%)
2,019,642	Fidelity Prime Money Market Fund - Institutional Class (Cost $2,019,642)	$2,019,642

TOTAL INVESTMENTS (102.7%) (Cost $36,494,544)		36,683,279

LIABILITIES, LESS OTHER ASSETS (-2.7%)		(967,854)

NET ASSETS (100.0%)		$35,715,425

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $99,020.

See accompanying Notes to Financial Statements	www.calamos.com	69

International Growth Fund    Schedule of Investments April 30, 2013 (Unaudited)

NUMBER OF SHARES			VALUE
COMMON STOCKS (95.6%)
		Consumer Discretionary (9.1%)
56,000	EUR	Adidas, AG	$5,855,765
70,000	GBP	ASOS, PLC#	3,483,322
195,000	CHF	Compagnie Financière Richemont, SA	15,781,096
2,300,000	HKD	MGM China Holdings, Ltd.	5,429,350
100,000		Michael Kors Holdings, Ltd.#~	5,694,000
113,700		Signet Jewelers, Ltd.	7,814,601
73,500	CHF	Swatch Group, AG	42,168,459
2,600,000	HKD	Wynn Macau, Ltd.#	7,907,799

			94,134,392

		Consumer Staples (11.0%)
131,000	EUR	Anheuser-Busch InBev, NV	12,585,249
890,100	BRL	Companhia de Bebidas das Americas	36,836,326
77,000	EUR	Danone, SA	5,872,650
350,000	GBP	Diageo, PLC	10,688,157
168,000	CHF	Nestlé, SA	11,980,501
250,000	GBP	SABMiller, PLC	13,489,313
1,360,000	HKD	Tsingtao Brewery Company, Ltd. - Class H	9,122,371
8,500,000	HKD	Want Want China Holdings, Ltd.	13,503,155

			114,077,722

		Energy (9.5%)
2,400,000	HKD	CNOOC, Ltd.	4,495,368
286,000	CAD	Ensign Energy Services, Inc.	4,814,690
931,000	NOK	Petroleum Geo-Services, ASA	13,678,641
272,000		Schlumberger, Ltd.~	20,244,960
356,000	NOK	StatoilHydro, ASA	8,715,369
819,920	NOK	Subsea 7, SA	17,700,667
118,000	EUR	Technip, SA	12,656,722
465,000	NOK	TGS Nopec Geophysical Company, ASA	16,720,076

			99,026,493

		Financials (7.2%)
2,100,000	GBP	Aberdeen Asset Management, PLC	14,658,647
16,000	CAD	Fairfax Financial Holdings, Ltd.	6,418,582
675,000	MXN	Grupo Financiero Banorte SAB de CV	5,086,557
157,958	GBP	Schroders, PLC	5,736,862
925,000	SGD	Singapore Exchange, Ltd.	5,632,621
480,000	GBP	Standard Chartered, PLC	12,080,358
380,000	SEK	Svenska Handelsbanken, AB - A Shares	17,323,502
876,000	HKD	Wharf Holdings, Ltd.	7,824,520

			74,761,649

		Health Care (17.3%)
404,000		Covidien, PLC	25,791,360
208,000	AUD	CSL, Ltd.	13,593,411

NUMBER OF SHARES			VALUE
8,872,000	MXN	Genomma Lab Internacional, SAB de CV#	$19,158,136
203,000		Jazz Pharmaceuticals, PLC#	11,845,050
2,625	JPY	M3, Inc.	5,937,267
204,000	CHF	Novartis, AG	15,101,628
273,064	DKK	Novo Nordisk, A/S - Class B	48,066,044
662,000		QIAGEN, NV#~	13,160,560
101,200	JPY	Sawai Pharmaceutical Company, Ltd.	13,072,598
765,000	INR	Sun Pharmaceutical Industries, Ltd.	13,512,947

			179,239,001

		Industrials (5.1%)
721,000	CHF	ABB, Ltd.#	16,350,048
104,000		Eaton Corp., PLC	6,386,640
335,000	GBP	Experian, PLC	5,894,233
366,000	EUR	Koninklijke Philips Electronics, NV	10,130,170
37,000	EUR	Krones, AG	2,577,189
112,500	EUR	Siemens, AG	11,754,792

			53,093,072

		Information Technology (32.9%)
1,250,000	HKD	AAC Technologies Holdings, Inc.	6,118,587
629,500		Accenture, PLC - Class A	51,266,480
220,000	GBP	Aveva Group, PLC	7,594,096
174,000		Check Point Software Technologies, Ltd.#~	8,111,880
63,000	CAD	Constellation Software, Inc.	8,598,442
44,000	EUR	Dassault Systemes, SA	5,371,405
795,122	INR	HCL Technologies Ltd.	10,637,219
6,200,200	TWD	Hon Hai Precision Industry Company, Ltd.	16,026,141
176,000		Infosys, Ltd.	7,346,240
130,000	JPY	Kakaku.com, Inc.	3,360,753
110,000	TWD	Largan Precision Company, Ltd.	3,010,569
147,000	KRW	LG Display Company, Ltd.#	4,022,432
1,640,000	SEK	LM Ericsson Telephone Company	20,395,653
815,000	TWD	MediaTek, Inc.	9,945,903
8,700,000	TWD	Pegatron Corp.#	14,263,191
20,500	KRW	Samsung Electronics Company, Ltd.	28,351,919
635,500	EUR	SAP, AG	50,663,316
295,000	KRW	SK Hynix, Inc.#	8,034,721
13,162,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	48,849,861
502,000	INR	Tata Consultancy Services, Ltd.	12,848,820
191,000		TE Connectivity, Ltd.	8,318,050
247,000	BRL	Totvs, SA	4,666,550
175,000	TWD	TPK Holding Company, Ltd.	3,560,364

			341,362,592

70	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

International Growth Fund    Schedule of Investments April 30, 2013 (Unaudited)

NUMBER OF SHARES			VALUE

		Materials (2.9%)
51,600	CHF	Syngenta, AG	$22,060,001
168,600	NOK	Yara International, ASA	7,919,808

			29,979,809

		Telecommunication Services (0.6%)
34,000	KRW	SK Telecom Company, Ltd.	5,984,846

		TOTAL COMMON STOCKS (Cost $851,849,680)	991,659,576

SHORT TERM INVESTMENT (3.7%)
38,507,942		Fidelity Prime Money Market Fund - Institutional Class (Cost $38,507,942)	38,507,942

TOTAL INVESTMENTS (99.3%) (Cost $890,357,622)			1,030,167,518

OTHER ASSETS, LESS LIABILITIES (0.7%)			7,032,506

NET ASSETS (100.0%)			$1,037,200,024

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $548,235.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwanese Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars.

CURRENCY EXPOSURE

APRIL 30, 2013

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$204,487,763	19.8%
Swiss Franc	123,441,733	12.0%
European Monetary Unit	117,467,258	11.4%
New Taiwanese Dollar	95,656,029	9.3%
British Pound Sterling	73,624,988	7.1%
Norwegian Krone	64,734,561	6.3%
Hong Kong Dollar	54,401,150	5.3%
Danish Krone	48,066,044	4.7%
South Korean Won	46,393,918	4.5%
Brazilian Real	41,502,876	4.0%
Swedish Krona	37,719,155	3.7%
Indian Rupee	36,998,986	3.6%
Mexican Peso	24,244,693	2.4%
Japanese Yen	22,370,618	2.2%
Canadian Dollar	19,831,714	1.9%
Australian Dollar	13,593,411	1.3%
Singapore Dollar	5,632,621	0.5%
Total Investments	$1,030,167,518	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	www.calamos.com	71

Evolving World Growth Fund    Schedule of Investments April 30, 2013 (Unaudited)

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (20.1%)
		Energy (3.7%)
3,857,900	EUR	CGGVeritas 1.750%, 01/01/16	$1,453,230
21,800,000	HKD	China Petroleum & Chemical Corp. 0.000%, 04/24/14	3,360,310
		Subsea 7, SA
5,700,000		2.250%, 10/11/13	6,085,799
800,000		1.000%, 10/05/17	806,736
		Technip, SA
2,000,000	EUR	0.250%, 01/01/17	2,854,640
1,140,000	EUR	0.500%, 01/01/16	1,476,555

			16,037,270

		Financials (3.9%)
3,000,000		Cathay Financial Holding Company, Ltd. 0.000%, 08/14/14	3,479,153
10,250,000	SGD	Temasek Financial, Ltd. (Standard Chartered, PLC)§ 0.000%, 10/24/14	8,828,054
34,000,000	HKD	Wharf Holdings, Ltd. 2.300%, 06/07/14	4,515,512

			16,822,719

		Health Care (0.9%)
19,380,000	SEK	Elekta, AB 2.750%, 04/25/17	3,785,822

		Industrials (3.8%)
4,600,000	EUR	Deutsche Post, AG 0.600%, 12/06/19	6,815,691
3,200,000		Larsen & Toubro, Ltd. 3.500%, 10/22/14	3,312,999
6,250,000		Siemens, AG 1.050%, 08/16/17	6,528,407

			16,657,097

		Information Technology (2.9%)
7,000,000		Pegatron Corp. 0.000%, 02/06/17	8,646,462
3,600,000		SK Hynix, Inc. 2.650%, 05/14/15	4,086,180

			12,732,642

		Materials (2.5%)
2,000,000		Cemex SAB de CV 4.875%, 03/15/15	2,395,860
4,000,000		Glencore Finance Europe, SA 5.000%, 12/31/14	4,580,280
3,475,000		Newmont Mining Corp. 1.250%, 07/15/14	3,654,536

			10,630,676

		Telecommunication Services (2.4%)
6,300,000		Billion Express Investments, Ltd. 0.750%, 10/18/15	6,510,987

PRINCIPAL AMOUNT			VALUE
3,100,000		SK Telecom Company, Ltd. 1.750%, 04/07/14	$4,004,451

			10,515,438

		TOTAL CONVERTIBLE BONDS (Cost $87,061,137)	87,181,664

NUMBER OF SHARES			VALUE
COMMON STOCKS (76.3%)
		Consumer Discretionary (5.7%)
55,000	BRL	Abril Educação, SA	1,182,057
30,000	CHF	Compagnie Financière Richemont, SA	2,427,861
2,466,000	INR	DISH TV India, Ltd.#	3,101,090
55,000	BRL	Estacio Participacoes, SA	1,311,258
896,000	HKD	MGM China Holdings, Ltd.	2,115,086
67,000	ZAR	Naspers, Ltd.	4,489,846
11,400	CHF	Swatch Group, AG	6,540,414
1,150,000	HKD	Wynn Macau, Ltd.#	3,497,680

			24,665,292

		Consumer Staples (15.5%)
174,655	HKD	Biostime International Holdings, Ltd.	1,007,793
138,000		Coca-Cola Company~	5,841,540
475,900	BRL	Companhia de Bebidas das Americas	19,694,874
141,000	GBP	Diageo, PLC	4,305,801
1,580,000	INR	ITC, Ltd.	9,654,548
21,200	INR	Nestlé India, Ltd.	1,961,707
55,000	CHF	Nestlé, SA	3,922,188
82,000	GBP	SABMiller, PLC	4,424,495
1,136,000	HKD	Tsingtao Brewery Company, Ltd. - Class H	7,619,863
5,660,000	HKD	Want Want China Holdings, Ltd.	8,991,512

			67,424,321

		Energy (5.2%)
486,263	HKD	Anton Oilfield Services Group/Hong Kong	389,236
3,100,000	HKD	CNOOC, Ltd.	5,806,517
43,000		Occidental Petroleum Corp.	3,838,180
196,000	NOK	Petroleum Geo-Services, ASA	2,879,714
35,000	ZAR	Sasol, Ltd.	1,516,078
112,000		Schlumberger, Ltd.	8,336,160

			22,765,885

		Financials (4.7%)
575,000	ZAR	Coronation Fund Managers, Ltd.	3,442,742
600,000	MXN	Grupo Financiero Banorte SAB de CV	4,521,384
175,000	GBP	Standard Chartered, PLC	4,404,297
5,400,000	HKD	Value Partners Group, Ltd.	3,315,142
505,000	HKD	Wharf Holdings, Ltd.	4,510,711

			20,194,276

72	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Evolving World Growth Fund    Schedule of Investments April 30, 2013 (Unaudited)

NUMBER OF SHARES			VALUE

		Health Care (10.6%)
4,803,000	MXN	Genomma Lab Internacional, SAB de CV#	$10,371,565
322,941	INR	Glenmark Pharmaceuticals, Ltd.	2,922,220
107,000		Mindray Medical International, Ltd.	4,225,430
97,200	DKK	Novo Nordisk, A/S - Class B	17,109,614
226,000	BRL	Qualicorp, SA#	2,202,674
3,400,000	HKD	Sino Biopharmaceutical, Ltd.	2,346,087
390,000	INR	Sun Pharmaceutical Industries, Ltd.	6,888,953

			46,066,543

		Industrials (3.4%)
290,000	CHF	ABB, Ltd.#	6,576,302
334,000	HKD	Hutchison Whampoa, Ltd.	3,633,661
111,000	EUR	Koninklijke Philips Electronics, NV	3,072,265
60,000	INR	Larsen & Toubro, Ltd.	1,686,959

			14,969,187

		Information Technology (29.2%)
1,091,000	HKD	AAC Technologies Holdings, Inc.	5,340,302
21,100		Apple, Inc.~	9,342,025
2,100,000	TWD	Chipbond Technology Corp.	5,353,466
458,280	INR	HCL Technologies Ltd.	6,130,914
2,775,000	TWD	Hon Hai Precision Industry Company, Ltd.	7,172,759
76,000	TWD	Largan Precision Company, Ltd.	2,080,030
77,000	KRW	LG Display Company, Ltd.#	2,106,988
591,000	TWD	MediaTek, Inc.	7,212,305
800,000	TWD	Novatek Microelectronics Corp.	3,911,274
166,500		QUALCOMM, Inc.	10,259,730
13,850	KRW	Samsung Electronics Company, Ltd.	19,154,833
42,000		SINA Corp.#	2,365,440
171,000	KRW	SK Hynix, Inc.#	4,657,415
1,515,000	CLP	Sonda, SA	5,243,550
5,326,649	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	19,769,493
294,000	INR	Tata Consultancy Services, Ltd.	7,525,006
133,000	HKD	Tencent Holdings, Ltd.	4,588,269
125,000	BRL	Totvs, SA	2,361,614
122,000	TWD	TPK Holding Company, Ltd.	2,482,083

			127,057,496

		Materials (1.1%)
675,000	MXN	Grupo Mexico SAB de CV	2,423,202
46,000	NOK	Yara International, ASA	2,160,802

			4,584,004

		Telecommunication Services (0.9%)
22,700	KRW	SK Telecom Company, Ltd.	3,995,765

		TOTAL COMMON STOCKS (Cost $295,260,982)	331,722,769

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENT (4.6%)
19,897,898	Fidelity Prime Money Market Fund - Institutional Class (Cost $19,897,898)	$19,897,898

TOTAL INVESTMENTS (101.0%) (Cost $402,220,017)		438,802,331

LIABILITIES, LESS OTHER ASSETS (-1.0%)		(4,141,609)

NET ASSETS (100.0%)		$434,660,722

NOTES TO SCHEDULE OF INVESTMENTS

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $571,353.

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real
CHF	Swiss Franc
CLP	Chilean Peso
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwanese Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency.

See accompanying Notes to Financial Statements	www.calamos.com	73

Evolving World Growth Fund    Schedule of Investments April 30, 2013 (Unaudited)

CURRENCY EXPOSURE

APRIL 30, 2013

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$118,198,253	26.9%
Hong Kong Dollar	61,037,681	13.9%
New Taiwanese Dollar	47,981,410	10.9%
Indian Rupee	39,871,397	9.1%
South Korean Won	29,915,001	6.8%
Brazilian Real	26,752,477	6.1%
Swiss Franc	19,466,765	4.4%
Mexican Peso	17,316,151	3.9%
Danish Krone	17,109,614	3.9%
European Monetary Unit	15,672,381	3.6%
British Pound Sterling	13,134,593	3.0%
South African Rand	9,448,666	2.2%
Singapore Dollar	8,828,054	2.0%
Chilean Peso	5,243,550	1.2%
Norwegian Krone	5,040,516	1.2%
Swedish Krona	3,785,822	0.9%
Total Investments	$438,802,331	100.0%

Currency exposure may vary over time.

74	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Global Equity Fund    Schedule of Investments April 30, 2013 (Unaudited)

NUMBER OF SHARES			VALUE
COMMON STOCKS (98.0%)
		Consumer Discretionary (11.7%)
36,600		Amazon.com, Inc.#	$9,289,446
23,000		CBS Corp. - Class B	1,052,940
65,000	CHF	Compagnie Financière Richemont, SA	5,260,365
856,000	HKD	MGM China Holdings, Ltd.	2,020,663
61,000		Michael Kors Holdings, Ltd.#	3,473,340
34,000		News Corp. - Class B~	1,058,080
33,200		Signet Jewelers, Ltd.	2,281,836
78,000		Starbucks Corp.	4,745,520
20,850	CHF	Swatch Group, AG	11,962,073
18,000		Time Warner, Inc.	1,076,040
75,000		TJX Companies, Inc.	3,657,750
705,000	HKD	Wynn Macau, Ltd.#	2,144,230

			48,022,283

		Consumer Staples (7.5%)
51,500	EUR	Anheuser-Busch InBev, NV	4,947,636
130,000		Coca-Cola Company	5,502,900
340,000	BRL	Companhia de Bebidas das Americas	14,070,724
11,000		Costco Wholesale Corp.	1,192,730
98,000	GBP	SABMiller, PLC	5,287,811

			31,001,801

		Energy (8.6%)
34,000		Cameron International Corp.#	2,092,700
53,500		EOG Resources, Inc.	6,482,060
51,000		Occidental Petroleum Corp.	4,552,260
283,600	NOK	Petroleum Geo-Services, ASA	4,166,770
107,800		Schlumberger, Ltd.	8,023,554
111,076	NOK	Subsea 7, SA	2,397,940
29,150	EUR	Technip, SA	3,126,639
124,000	NOK	TGS Nopec Geophysical Company, ASA	4,458,687

			35,300,610

		Financials (8.8%)
120,000		Blackstone Group, LP	2,466,000
6,000	CAD	Fairfax Financial Holdings, Ltd.	2,406,968
40,600		Franklin Resources, Inc.	6,279,196
265,000	MXN	Grupo Financiero Banorte SAB de CV	1,996,944
62,832	GBP	Schroders, PLC	2,281,990
341,000	SGD	Singapore Exchange, Ltd.	2,076,458
119,000	GBP	Standard Chartered, PLC	2,994,922
98,000	SEK	Svenska Handelsbanken, AB - A Shares	4,467,640
94,900		T. Rowe Price Group, Inc.	6,880,250
52,000		Waddell & Reed Financial, Inc.	2,229,240
234,000	HKD	Wharf Holdings, Ltd.	2,090,112

			36,169,720

NUMBER OF SHARES			VALUE

		Health Care (16.6%)
93,800		Amgen, Inc.	$9,774,898
116,200		Covidien, PLC	7,418,208
45,000	AUD	CSL, Ltd.	2,940,882
2,412,000	MXN	Genomma Lab Internacional, SAB de CV#	5,208,456
114,000		Gilead Sciences, Inc.#	5,772,960
11,150		Intuitive Surgical, Inc.#	5,489,034
55,000		Jazz Pharmaceuticals, PLC#	3,209,250
62,000		Johnson & Johnson	5,284,260
108,900	DKK	Novo Nordisk, A/S - Class B	19,169,104
60,000		Varian Medical Systems, Inc.#	3,908,400

			68,175,452

		Industrials (2.7%)
241,500	CHF	ABB, Ltd.#	5,476,472
42,000		Eaton Corp., PLC	2,579,220
111,000	EUR	Koninklijke Philips Electronics, NV	3,072,265

			11,127,957

		Information Technology (40.6%)
236,300		Accenture, PLC - Class A	19,244,272
45,575		Apple, Inc.~	20,178,331
86,000	GBP	Aveva Group, PLC	2,968,601
58,000		Cognizant Technology Solutions Corp. - Class A#	3,758,400
195,000		eBay, Inc.#	10,216,050
101,000		Facebook, Inc.#	2,803,760
24,625		Google, Inc.#~	20,305,036
1,150,000	TWD	Hon Hai Precision Industry Company, Ltd.	2,972,495
8,300		LinkedIn Corp. - Class A#	1,594,347
415,000	SEK	LM Ericsson Telephone Company	5,161,095
10,100		MasterCard, Inc. - Class A	5,584,593
205,000	TWD	MediaTek, Inc.	2,501,730
226,200		QUALCOMM, Inc.	13,938,444
182,000		Salesforce.com, Inc.#	7,482,020
5,500	KRW	Samsung Electronics Company, Ltd.	7,606,613
44,000		SanDisk Corp.#	2,307,360
251,700	EUR	SAP, AG	20,066,021
78,000	KRW	SK Hynix, Inc.#	2,124,435
3,815,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	14,159,111
49,000		TE Connectivity, Ltd.	2,133,950

			167,106,664

		Materials (0.9%)
9,100	CHF	Syngenta, AG	3,890,427

		Telecommunication Services (0.6%)
14,000	KRW	SK Telecom Company, Ltd.	2,464,348

		TOTAL COMMON STOCKS (Cost $351,921,460)	403,259,262

See accompanying Notes to Schedule of Investments	www.calamos.com	75

Global Equity Fund    Schedule of Investments April 30, 2013 (Unaudited)

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENT (2.5%)
10,212,885	Fidelity Prime Money Market Fund - Institutional Class (Cost $10,212,885)	$10,212,885

TOTAL INVESTMENTS (100.5%) (Cost $362,134,345)		413,472,147

LIABILITIES, LESS OTHER ASSETS (-0.5%)		(1,911,529)

NET ASSETS (100.0%)		$411,560,618

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $569,041.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwanese Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars.

CURRENCY EXPOSURE

APRIL 30, 2013

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$235,531,520	57.0%
European Monetary Unit	31,212,561	7.6%
Swiss Franc	26,589,337	6.4%
New Taiwanese Dollar	19,633,336	4.7%
Danish Krone	19,169,104	4.6%
Brazilian Real	14,070,724	3.4%
British Pound Sterling	13,533,324	3.3%
South Korean Won	12,195,396	3.0%
Norwegian Krone	11,023,397	2.7%
Swedish Krona	9,628,735	2.3%
Mexican Peso	7,205,400	1.7%
Hong Kong Dollar	6,255,005	1.5%
Australian Dollar	2,940,882	0.7%
Canadian Dollar	2,406,968	0.6%
Singapore Dollar	2,076,458	0.5%
Total Investments	$413,472,147	100.0%

Currency exposure may vary over time.

76	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Growth and Income Fund    Schedule of Investments April 30, 2013 (Unaudited)

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (34.9%)
		Consumer Discretionary (4.6%)
19,970,000		Iconix Brand Group, Inc.* 1.500%, 03/15/18	$22,790,463
10,780,000		Jarden Corp.* 1.875%, 09/15/18	12,653,295
38,195,000		Liberty Interactive, LLC (Time Warner Cable, Inc., Time Warner, Inc.)*§ 0.750%, 03/30/43	39,619,864
31,980,000		Omnicom Group, Inc. 0.000%, 07/01/38	38,187,158
47,500,000		Priceline.com, Inc. 1.000%, 03/15/18	53,988,738

			167,239,518

		Energy (4.5%)
		CGGVeritas
65,403,700	EUR	1.750%, 01/01/16	24,636,885
17,073,400	EUR	1.250%, 01/01/19	6,992,815
23,500,000		Helix Energy Solutions Group, Inc. 3.250%, 03/15/32	29,557,008
22,250,000		Hornbeck Offshore Services, Inc.* 1.500%, 09/01/19	25,875,193
44,000,000		Subsea 7, SA 1.000%, 10/05/17	44,370,462
		Technip, SA
19,005,900	EUR	0.250%, 01/01/17	27,127,502
4,298,700	EUR	0.500%, 01/01/16	5,567,779

			164,127,644

		Financials (3.4%)
12,417,000		Amtrust Financial Services, Inc. 5.500%, 12/15/21	16,808,024
20,550,000		Ares Capital Corp. 5.750%, 02/01/16	22,618,871
11,650,000	EUR	Industrivarden, AB 2.500%, 02/27/15	19,595,994
16,747,000		Leucadia National Corp. 3.750%, 04/15/14	24,366,885
27,500,000	SGD	Temasek Financial, Ltd. (Standard Chartered, PLC)§ 0.000%, 10/24/14	23,685,023
17,800,000		Walter Investment Management Corp. 4.500%, 11/01/19	18,864,796

			125,939,593

		Health Care (6.1%)
15,500,000		Gilead Sciences, Inc. 1.625%, 05/01/16	34,840,280
33,500,000		Hologic, Inc.‡ 2.000%, 12/15/37	38,269,730
8,100,000		Insulet Corp. 3.750%, 06/15/16	9,475,542
23,500,000		Medicines Company* 1.375%, 06/01/17	31,997,130

PRINCIPAL AMOUNT			VALUE
20,000,000		Molina Healthcare, Inc.* 1.125%, 01/15/20	$21,164,100
3,725,000		Pacira Pharmaceuticals, Inc.* 3.250%, 02/01/19	5,139,960
23,500,000		Salix Pharmaceuticals, Ltd. 1.500%, 03/15/19	25,570,232
20,000,000		Volcano Corp. 1.750%, 12/01/17	19,322,200
31,500,000		WellPoint, Inc.* 2.750%, 10/15/42	37,820,160

			223,599,334

		Industrials (3.4%)
33,000,000		AGCO Corp. 1.250%, 12/15/36	43,670,715
13,700,000	EUR	Deutsche Post, AG 0.600%, 12/06/19	20,298,904
58,000,000		Siemens, AG 1.050%, 08/16/17	60,583,621

			124,553,240

		Information Technology (9.9%)
43,615,000		EMC Corp. 1.750%, 12/01/13	61,371,975
7,700,000		Ixia 3.000%, 12/15/15	8,995,140
		Lam Research Corp.
31,000,000		0.500%, 05/15/16	33,310,740
26,933,000		1.250%, 05/15/18	30,809,332
37,430,000		Linear Technology Corp. 3.000%, 05/01/27	39,823,274
33,000,000		Nuance Communications, Inc. 2.750%, 08/15/27	39,938,745
40,662,000		Salesforce.com, Inc.* 0.250%, 04/01/18	40,912,478
58,000,000		SanDisk Corp. 1.500%, 08/15/17	73,155,690
20,500,000		Symantec Corp. 1.000%, 06/15/13	25,920,200
10,000,000		Take-Two Interactive Software, Inc. 1.750%, 12/01/16	11,202,700

			365,440,274

		Materials (3.0%)
15,000,000		Glencore Finance Europe, SA 5.000%, 12/31/14	17,176,050
53,000,000		Newmont Mining Corp. 1.250%, 07/15/14	55,738,245
16,880,000		RTI International Metals, Inc. 1.625%, 10/15/19	17,221,904
17,500,000		Steel Dynamics, Inc. 5.125%, 06/15/14	19,418,963

			109,555,162

		TOTAL CONVERTIBLE BONDS (Cost $1,203,629,216)	1,280,454,765

See accompanying Notes to Schedule of Investments	www.calamos.com	77

Growth and Income Fund    Schedule of Investments April 30, 2013 (Unaudited)

PRINCIPAL AMOUNT		VALUE
SYNTHETIC CONVERTIBLE SECURITIES (5.6%)
Corporate Bonds (4.8%)
	Consumer Discretionary (2.4%)
	DISH Network Corp.
12,500,000	5.875%, 07/15/22	$12,757,813
10,030,000	5.125%, 05/01/20*	9,954,775
23,500,000	Expedia, Inc. 5.950%, 08/15/20	26,385,447
11,000,000	Hanesbrands, Inc. 6.375%, 12/15/20	12,175,625
23,000,000	L Brands, Inc. 5.625%, 02/15/22	24,753,750
3,040,000	PVH Corp. 4.500%, 12/15/22	3,140,700

		89,168,110

	Energy (0.8%)
	Oil States International, Inc.
18,369,000	6.500%, 06/01/19	19,827,040
9,140,000	5.125%, 01/15/23*	9,402,775

		29,229,815

	Financials (0.3%)
12,000,000	Neuberger Berman Group LLC* 5.875%, 03/15/22	12,915,000

	Health Care (0.3%)
10,750,000	Endo Health Solutions, Inc. 7.000%, 07/15/19	11,811,563

	Industrials (0.3%)
9,941,000	Actuant Corp. 5.625%, 06/15/22	10,400,771

	Information Technology (0.7%)
11,925,000	Anixter, Inc. 5.625%, 05/01/19	12,811,922
11,415,000	Brocade Communications Systems, Inc.* 4.625%, 01/15/23	11,272,312

		24,084,234

	TOTAL CORPORATE BONDS	177,609,493

NUMBER OF CONTRACTS		VALUE

Purchased Options (0.8%)#
	Consumer Discretionary (0.3%)
6,500	Gap, Inc. Call, 01/17/15, Strike $35.00	4,517,500
7,200	Las Vegas Sands Corp. Call, 01/17/15, Strike $55.00	6,768,000

		11,285,500

	Energy (0.2%)
10,200	Chesapeake Energy Corp. Call, 01/17/15, Strike $20.00	3,442,500

NUMBER OF CONTRACTS		VALUE
	Continental Resources, Inc.
1,980	Call, 01/17/15, Strike $95.00	$1,683,000
1,980	Call, 01/17/15, Strike $90.00	2,049,300

		7,174,800

	Information Technology (0.3%)
565	Google, Inc. Call, 01/17/15, Strike $750.00	7,893,050
6,300	Salesforce.com, Inc. Call, 01/18/14, Strike $42.50	2,646,000

		10,539,050

	TOTAL PURCHASED OPTIONS	28,999,350

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $201,400,553)	206,608,843

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (9.7%)
	Energy (2.2%)
81,000	Chesapeake Energy Corp.* 5.750%	81,838,125

	Financials (3.7%)
690,000	Affiliated Managers Group, Inc. 5.150%	37,216,875
155,000	Fifth Third Bancorp 8.500%	22,899,700
420,000	MetLife, Inc. 5.000%	21,063,000
41,000	Wells Fargo & Company 7.500%	54,109,750

		135,289,325

	Industrials (3.2%)
125,626	Genesee & Wyoming, Inc. 5.000%	15,200,746
1,700,000	United Technologies Corp. 7.500%	100,538,000

		115,738,746

	Utilities (0.6%)
380,000	NextEra Energy, Inc. 5.889%	21,941,200

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $310,828,371)	354,807,396

COMMON STOCKS (47.6%)
	Consumer Discretionary (2.9%)
310,000	Amazon.com, Inc.#	78,681,100
380,000	Home Depot, Inc.	27,873,000

		106,554,100

78	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Growth and Income Fund    Schedule of Investments April 30, 2013 (Unaudited)

NUMBER OF SHARES			VALUE

		Consumer Staples (6.6%)
2,850,000		Coca-Cola Company	$120,640,500
890,000		Companhia de Bebidas das Americas	37,397,800
335,000		Costco Wholesale Corp.	36,324,050
285,000		Philip Morris International, Inc.	27,243,150
415,000		Walgreen Company	20,546,650

			242,152,150

		Energy (5.0%)
310,000		EOG Resources, Inc.	37,559,600
425,000		National Oilwell Varco, Inc.	27,718,500
480,000		Occidental Petroleum Corp.	42,844,800
990,000		Schlumberger, Ltd.	73,685,700

			181,808,600

		Financials (6.5%)
375,000		Franklin Resources, Inc.	57,997,500
130,000		Goldman Sachs Group, Inc.	18,989,100
1,000,000		JPMorgan Chase & Company	49,010,000
1,130,000		T. Rowe Price Group, Inc.	81,925,000
850,000		Wells Fargo & Company	32,283,000

			240,204,600

		Health Care (5.5%)
160,000		Celgene Corp.#	18,891,200
925,000		Johnson & Johnson	78,837,750
840,000		Merck & Company, Inc.	39,480,000
360,000	DKK	Novo Nordisk, A/S - Class B	63,368,939

			200,577,889

		Industrials (3.4%)
385,000		Caterpillar, Inc.	32,597,950
765,000		Dover Corp.	52,769,700
650,000		Eaton Corp., PLC	39,916,500

			125,284,150

		Information Technology (17.7%)
1,100,000		Accenture, PLC - Class A	89,584,000
275,000		Apple, Inc.	121,756,250
1,800,000		Cisco Systems, Inc.	37,656,000
320,000		Cognizant Technology Solutions Corp. - Class A#	20,736,000
1,500,000		eBay, Inc.#	78,585,000
75,000		MasterCard, Inc. - Class A	41,469,750
2,800,000		Oracle Corp.	91,784,000
1,330,000		QUALCOMM, Inc.	81,954,600
35,000	KRW	Samsung Electronics Company, Ltd.	48,405,715
500,000		SAP, AG	39,925,000

			651,856,315

		TOTAL COMMON STOCKS (Cost $1,365,800,529)	1,748,437,804

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENT (0.3%)
12,591,454	Fidelity Prime Money Market Fund - Institutional Class (Cost $12,591,454)	$12,591,454

TOTAL INVESTMENTS (98.1%) (Cost $3,094,250,123)		3,602,900,262

OTHER ASSETS, LESS LIABILITIES (1.9%)		70,546,280

NET ASSETS (100.0%)		$3,673,446,542

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTER PARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
JPMorgan Chase Bank	Brazilian Real	07/18/13	70,744,000	$35,000,281	$302,878
Citibank N.A.	British Pound Sterling	07/18/13	10,093,000	15,670,754	(221,238)
Goldman Sachs Capital Markets LP	Danish Krone	07/18/13	327,800,000	57,952,187	(355,534)
Northern Trust Company	European Monetary Unit	07/18/13	131,563,000	173,350,219	(1,122,412)
Goldman Sachs Capital Markets LP	Norwegian Krone	07/18/13	168,024,000	29,055,044	186,548
Northern Trust Company	South Korean Won	07/18/13	49,552,928,000	44,869,011	(779,638)
Bank of America N.A.	Swedish Krona	07/18/13	14,894,000	2,294,253	(43,775)
Northern Trust Company	Swedish Krona	07/18/13	106,280,000	16,371,239	259,125

					$(1,774,046)

COUNTER PARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Northern Trust Company	Brazilian Real	07/18/13	3,837,000	$1,898,339	$7,632
UBS AG	European Monetary Unit	07/18/13	13,419,000	17,681,161	150,016
UBS AG	Norwegian Krone	07/18/13	23,809,000	4,117,100	38,680
Barclays Bank PLC	Swedish Krona	07/18/13	14,942,000	2,301,647	18,472

					$214,800

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

See accompanying Notes to Financial Statements	www.calamos.com	79

Growth and Income Fund    Schedule of Investments April 30, 2013 (Unaudited)

‡	Variable rate or step bond security. The rate shown is the rate in effect at April 30, 2013.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS
DKK	Danish Krone
EUR	European Monetary Unit
KRW	South Korean Won
SGD	Singapore Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

80	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Global Growth and Income Fund    Schedule of Investments April 30, 2013 (Unaudited)

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (35.3%)
		Consumer Discretionary (2.9%)
1,950,000		Liberty Interactive, LLC (Time Warner Cable, Inc., Time Warner, Inc.)*§ 0.750%, 03/30/43	$2,022,745
7,300,000		Omnicom Group, Inc. 0.000%, 07/01/38	8,716,894
9,500,000		Priceline.com, Inc. 1.000%, 03/15/18	10,797,747

			21,537,386

		Consumer Staples (1.8%)
710,000,000	JPY	Asahi Group Holdings, Ltd. 0.000%, 05/26/28	9,069,129
240,000,000	JPY	Unicharm Corp. 0.000%, 09/24/15	3,996,630

			13,065,759

		Energy (3.4%)
12,600,000		Subsea 7, SA 1.000%, 10/05/17	12,706,087
		Technip, SA
5,641,200	EUR	0.250%, 01/01/17	8,051,798
3,221,100	EUR	0.500%, 01/01/16	4,172,045

			24,929,930

		Financials (6.7%)
7,900,000		Affiliated Managers Group, Inc. 3.950%, 08/15/38	9,913,631
		Industrivarden, AB
6,900,000	EUR	1.875%, 02/27/17	10,022,140
2,400,000	EUR	2.500%, 02/27/15	4,036,943
3,730,000		Leucadia National Corp. 3.750%, 04/15/14	5,427,150
23,000,000	SGD	Temasek Financial, Ltd. (Standard Chartered, PLC)§ 0.000%, 10/24/14	19,809,292

			49,209,156

		Health Care (5.1%)
60,000,000	SEK	Elekta, AB 2.750%, 04/25/17	11,720,811
7,900,000		QIAGEN, NV 3.250%, 05/16/26	9,679,870
550,000,000	JPY	Sawai Pharmaceutical Company, Ltd. 0.000%, 09/17/15	7,677,056
3,300,000	EUR	UCB, SA 4.500%, 10/22/15	5,417,491
2,950,000		WellPoint, Inc.* 2.750%, 10/15/42	3,541,888

			38,037,116

		Industrials (4.5%)
13,300,000	EUR	Deutsche Post, AG 0.600%, 12/06/19	19,706,236

PRINCIPAL AMOUNT			VALUE
12,750,000		Siemens, AG 1.050%, 08/16/17	$13,317,951

			33,024,187

		Information Technology (5.5%)
6,300,000		Hon Hai Precision Industry Company, Ltd. 0.000%, 10/12/13	6,297,426
1,077,000		Nuance Communications, Inc. 2.750%, 11/01/31	1,125,072
7,000,000		Pegatron Corp. 0.000%, 02/06/17	8,646,462
6,650,000		SanDisk Corp. 1.500%, 08/15/17	8,387,678
4,900,000		SK Hynix, Inc. 2.650%, 05/14/15	5,561,745
3,400,000		Symantec Corp. 1.000%, 06/15/13	4,298,960
5,000,000		TPK Holding Company, Ltd. 0.000%, 10/01/17	6,573,018

			40,890,361

		Materials (3.3%)
13,300,000		Goldcorp, Inc. 2.000%, 08/01/14	13,732,183
10,500,000		Newmont Mining Corp. 1.250%, 07/15/14	11,042,483

			24,774,666

		Telecommunication Services (2.1%)
690,000,000	JPY	KDDI Corp. 0.000%, 12/14/15	11,576,437
3,175,000		SK Telecom Company, Ltd. 1.750%, 04/07/14	4,101,333

			15,677,770

		TOTAL CONVERTIBLE BONDS (Cost $251,227,042)	261,146,331

SYNTHETIC CONVERTIBLE SECURITIES (11.1%)
Corporate Bonds (4.2%)
		Consumer Discretionary (1.9%)
25,000,000	CNY	BSH Bosch und Siemens Hausgerate, GmbH 2.375%, 09/29/14	4,062,997
4,400,000		Expedia, Inc. 5.950%, 08/15/20	4,940,254
4,400,000		L Brands, Inc. 5.625%, 02/15/22	4,735,500

			13,738,751

		Consumer Staples (0.6%)
27,000,000	CNY	Tesco, PLC 1.750%, 09/01/14	4,342,861

See accompanying Notes to Schedule of Investments	www.calamos.com	81

Global Growth and Income Fund    Schedule of Investments April 30, 2013 (Unaudited)

PRINCIPAL AMOUNT			VALUE

		Industrials (1.1%)
50,000,000	CNY	Caterpillar, Inc. 1.350%, 07/12/13	$8,093,512

		Telecommunication Services (0.6%)
28,000,000	CNY	América Móvil, SAB de CV 3.500%, 02/08/15	4,610,735

		TOTAL CORPORATE BONDS	30,785,859

Sovereign Bonds (5.7%)
		Government of Canada
7,600,000	CAD	2.000%, 12/01/14	7,666,574
3,100,000	CAD	2.000%, 06/01/16	3,165,126
		Government of Singapore
7,800,000	SGD	1.375%, 10/01/14	6,439,861
4,404,000	SGD	1.125%, 04/01/16	3,671,943
54,000,000	NOK	Kingdom of Norway 4.250%, 05/19/17	10,464,753
65,000,000	SEK	Kingdom of Sweden 3.000%, 07/12/16	10,688,912

		TOTAL SOVEREIGN BONDS	42,097,169

NUMBER OF CONTRACTS			VALUE

Purchased Options (1.2%)#
		Consumer Discretionary (0.5%)
1,125	EUR	Adidas, AG Call, 12/19/14, Strike 68.00	2,148,275
1,970		Las Vegas Sands Corp. Call, 01/17/15, Strike $55.00	1,851,800

			4,000,075

		Health Care (0.2%)
2,320		Gilead Sciences, Inc. Call, 01/17/15, Strike $52.50	1,838,600

		Information Technology (0.5%)
160		Google, Inc. Call, 01/17/15, Strike $750.00	2,235,200
1,440		Salesforce.com, Inc. Call, 01/17/15, Strike $42.50	1,090,800

			3,326,000

		TOTAL PURCHASED OPTIONS	9,164,675

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $77,173,492)	82,047,703

NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (4.4%)
		Energy (2.5%)
18,188		Chesapeake Energy Corp.* 5.750%	18,294,854

		Financials (0.8%)
40,000		Fifth Third Bancorp 8.500%	5,909,600

NUMBER OF SHARES			VALUE

		Utilities (1.1%)
143,000		NextEra Energy, Inc. 5.599%	$8,197,475

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $29,494,684)	32,401,929

COMMON STOCKS (48.9%)
		Consumer Discretionary (4.1%)
53,300	CHF	Swatch Group, AG	30,579,304

		Consumer Staples (5.0%)
500,000		Coca-Cola Company	21,165,000
249,500	GBP	Diageo, PLC	7,619,129
147,500	GBP	SABMiller, PLC	7,958,695

			36,742,824

		Energy (4.2%)
39,500		EOG Resources, Inc.	4,785,820
130,000		Murphy Oil Corp.	8,071,700
254,932	NOK	Petroleum Geo-Services, ASA	3,745,567
190,000		Schlumberger, Ltd.	14,141,700

			30,744,787

		Financials (3.9%)
79,000		Franklin Resources, Inc.	12,218,140
106,000		JPMorgan Chase & Company	5,195,060
159,500		T. Rowe Price Group, Inc.	11,563,750

			28,976,950

		Health Care (11.3%)
111,950		Amgen, Inc.	11,666,309
174,000		Covidien, PLC	11,108,160
163,000		Johnson & Johnson	13,892,490
160,000	CHF	Novartis, AG	11,844,414
201,150	DKK	Novo Nordisk, A/S - Class B	35,407,395

			83,918,768

		Industrials (2.4%)
430,000	CHF	ABB, Ltd.#	9,751,069
50,000		Eaton Corp., PLC	3,070,500
172,000	EUR	Koninklijke Philips Electronics, NV	4,760,626

			17,582,195

		Information Technology (18.0%)
178,000		Accenture, PLC - Class A	14,496,320
20,500		Apple, Inc.	9,076,375
510,000		Cisco Systems, Inc.	10,669,200
295,000		eBay, Inc.#	15,455,050
2,810,000	TWD	Hon Hai Precision Industry Company, Ltd.	7,263,226
401,560	SEK	LM Ericsson Telephone Company	4,993,950
275,500		QUALCOMM, Inc.	16,976,310
2,900	KRW	Samsung Electronics Company, Ltd.	4,010,759

82	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Global Growth and Income Fund    Schedule of Investments April 30, 2013 (Unaudited)

NUMBER OF SHARES			VALUE
440,500	EUR	SAP, AG	$35,117,531
4,100,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	15,216,869

			133,275,590

		TOTAL COMMON STOCKS (Cost $289,319,436)	361,820,418

SHORT TERM INVESTMENT (0.0%)
603		Fidelity Prime Money Market Fund - Institutional Class (Cost $603)	603

TOTAL INVESTMENTS (99.7%) (Cost $647,215,257)			737,416,984

OTHER ASSETS, LESS LIABILITIES (0.3%)			2,238,781

NET ASSETS (100.0%)			$739,655,765

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan Renminbi
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
JPY	Japanese Yen
KRW	South Korean Won
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwanese Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE

APRIL 30, 2013

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$378,536,893	51.3%
European Monetary Unit	93,433,085	12.7%
Swiss Franc	52,174,787	7.1%
Danish Krone	35,407,395	4.8%
Japanese Yen	32,319,252	4.4%
Singapore Dollar	29,921,096	4.1%
Swedish Krona	27,403,673	3.7%
New Taiwanese Dollar	22,480,095	3.0%
Chinese Yuan Renminbi	21,110,105	2.9%
British Pound Sterling	15,577,824	2.1%
Norwegian Krone	14,210,320	1.9%
Canadian Dollar	10,831,700	1.5%
South Korean Won	4,010,759	0.5%
Total Investments	$737,416,984	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	www.calamos.com	83

Convertible Fund    Schedule of Investments April 30, 2013 (Unaudited)

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (59.7%)
		Consumer Discretionary (10.0%)
12,400,000		Iconix Brand Group, Inc.* 1.500%, 03/15/18	$14,151,314
8,384,000		Jarden Corp.* 1.875%, 09/15/18	9,840,930
6,500,000		KB Home 1.375%, 02/01/19	7,534,930
12,000,000		Liberty Interactive, LLC (Time Warner Cable, Inc., Time Warner, Inc.)*§ 0.750%, 03/30/43	12,447,660
12,000,000		MGM Resorts International 4.250%, 04/15/15	13,322,040
19,400,000		Omnicom Group, Inc. 0.000%, 07/01/38	23,165,443
20,500,000		Priceline.com, Inc. 1.000%, 03/15/18	23,300,402
12,500,000		Standard Pacific Corp. 1.250%, 08/01/32	16,636,438

			120,399,157

		Consumer Staples (0.1%)
90,000,000	JPY	Unicharm Corp. 0.000%, 09/24/15	1,498,736

		Energy (6.0%)
10,500,000		Exterran Holdings, Inc. 4.250%, 06/15/14	13,165,058
13,400,000		Hornbeck Offshore Services, Inc.‡ 1.625%, 11/15/26	14,324,600
5,200,000		Newpark Resources, Inc. 4.000%, 10/01/17	6,515,340
7,250,000		SEACOR Holdings, Inc.* 2.500%, 12/15/27	7,962,566
16,000,000		Subsea 7, SA 1.000%, 10/05/17	16,134,714
10,391,900	EUR	Technip, SA 0.250%, 01/01/17	14,832,567

			72,934,845

		Financials (7.9%)
3,168,000		Affiliated Managers Group, Inc. 3.950%, 08/15/38	3,975,492
16,000,000		Ares Capital Corp.* 4.750%, 01/15/18	16,881,360
10,150,000		Fidelity National Financial, Inc. 4.250%, 08/15/18	14,327,080
3,975,000		IAS Operating Partnership, LP* 5.000%, 03/15/18	4,023,912
		Industrivarden, AB
6,500,000	EUR	1.875%, 02/27/17	9,441,147
1,850,000	EUR	2.500%, 02/27/15	3,111,810
8,450,000		Leucadia National Corp. 3.750%, 04/15/14	12,294,750

PRINCIPAL AMOUNT			VALUE
10,700,000		Starwood Property Trust, Inc. 4.550%, 03/01/18	$11,869,242
16,000,000	SGD	Temasek Financial, Ltd. (Standard Chartered, PLC)§ 0.000%, 10/24/14	13,780,377

5,700,000		Walter Investment Management Corp. 4.500%, 11/01/19	6,040,974

			95,746,144

		Health Care (12.7%)
8,915,000		Chemed Corp. 1.875%, 05/15/14	9,894,134
17,800,000		Gilead Sciences, Inc. 1.625%, 05/01/16	40,010,128
11,000,000		Hologic, Inc.‡ 2.000%, 12/15/37	12,566,180
10,000,000		Medicines Company* 1.375%, 06/01/17	13,615,800
12,500,000		Molina Healthcare, Inc.* 1.125%, 01/15/20	13,227,562
4,000,000		OPKO Health, Inc.* 3.000%, 02/01/33	3,844,960
4,500,000		Pacira Pharmaceuticals, Inc.* 3.250%, 02/01/19	6,209,348
12,500,000		Salix Pharmaceuticals, Ltd. 1.500%, 03/15/19	13,601,187
4,000,000		Theravance, Inc. 2.125%, 01/15/23	5,632,020
20,818,000		WellPoint, Inc.* 2.750%, 10/15/42	24,994,924
9,000,000		Wright Medical Group, Inc.* 2.000%, 08/15/17	10,333,845

			153,930,088

		Industrials (5.3%)
1,610,000		Alliant Techsystems, Inc. 3.000%, 08/15/24	1,784,806
4,400,000	EUR	Deutsche Post, AG 0.600%, 12/06/19	6,519,356
11,000,000		General Cable Corp.‡ 4.500%, 11/15/29	13,402,400
11,500,000		Siemens, AG 1.050%, 08/16/17	12,012,270
25,620,000		Trinity Industries, Inc. 3.875%, 06/01/36	30,628,710

			64,347,542

		Information Technology (15.4%)
18,000,000		Arris Group, Inc. 2.000%, 11/15/26	19,835,640
9,607,000		EMC Corp. 1.750%, 12/01/13	13,518,298
12,500,000		Intel Corp. 2.950%, 12/15/35	13,947,062

84	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Convertible Fund    Schedule of Investments April 30, 2013 (Unaudited)

PRINCIPAL AMOUNT			VALUE
9,250,000		Ixia 3.000%, 12/15/15	$10,805,850
11,500,000		Linear Technology Corp. 3.000%, 05/01/27	12,235,310
		Nuance Communications, Inc.
11,300,000		2.750%, 11/01/31	11,804,376
5,000,000		2.750%, 08/15/27	6,051,325
12,400,000		Salesforce.com, Inc.* 0.250%, 04/01/18	12,476,384
33,000,000		SanDisk Corp. 1.500%, 08/15/17	41,623,065
11,000,000		SK Hynix, Inc. 2.650%, 05/14/15	12,485,550
19,097,000		Symantec Corp. 1.000%, 06/15/13	24,146,247
6,600,000		Take-Two Interactive Software, Inc. 1.750%, 12/01/16	7,393,782

			186,322,889

		Materials (1.6%)
5,000,000		Glencore Finance Europe, SA 5.000%, 12/31/14	5,725,350
5,400,000		RTI International Metals, Inc. 3.000%, 12/01/15	6,045,300
6,500,000		Steel Dynamics, Inc. 5.125%, 06/15/14	7,212,757

			18,983,407

		Telecommunication Services (0.7%)
470,000,000	JPY	KDDI Corp. 0.000%, 12/14/15	7,885,399

		TOTAL CONVERTIBLE BONDS (Cost $659,182,658)	722,048,207

SYNTHETIC CONVERTIBLE SECURITIES (5.0%)
Corporate Bonds (3.7%)
		Consumer Discretionary (0.6%)
		DISH Network Corp.
3,170,000		5.125%, 05/01/20*	3,146,225
2,830,000		5.875%, 07/15/22	2,888,369
1,450,000		PVH Corp. 4.500%, 12/15/22	1,498,031

			7,532,625

		Energy (0.3%)
3,070,000		Oil States International, Inc.* 5.125%, 01/15/23	3,158,263

		Industrials (1.4%)
6,100,000		AGCO Corp. 5.875%, 12/01/21	6,713,812
3,500,000		Clean Harbors, Inc.* 5.125%, 06/01/21	3,670,625

PRINCIPAL AMOUNT			VALUE
6,000,000		Deluxe Corp.* 6.000%, 11/15/20	$6,266,250

			16,650,687

		Information Technology (1.4%)
10,000,000		Anixter, Inc. 5.625%, 05/01/19	10,743,750
6,600,000		Brocade Communications Systems, Inc.* 4.625%, 01/15/23	6,517,500

			17,261,250

		TOTAL CORPORATE BONDS	44,602,825

NUMBER OF CONTRACTS			VALUE

Purchased Options (1.3%)#
		Consumer Discretionary (0.3%)
3,400		Starbucks Corp. Call, 01/18/14, Strike $52.50	3,400,000

		Energy (0.1%)
1,300		EOG Resources, Inc. Call, 01/18/14, Strike $115.00	1,989,000

		Health Care (0.2%)
430		Regeneron Pharmaceuticals, Inc. Call, 01/18/14, Strike $160.00	2,726,200

		Information Technology (0.7%)
2,200		Accenture, PLC Call, 01/18/14, Strike $65.00	3,839,000
1,420		Cognizant Technology Solutions Corp. Call, 01/17/15, Strike $80.00	852,000
1,600		Salesforce.com, Inc. Call, 01/18/14, Strike $42.50	672,000
3,500	EUR	SAP, AG Call, 12/20/13, Strike 56.00	2,959,188

			8,322,188

		TOTAL PURCHASED OPTIONS	16,437,388

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $56,161,782)	61,040,213

NUMBER OF SHARES			VALUE

CONVERTIBLE PREFERRED STOCKS (17.0%)
		Consumer Discretionary (2.3%)
590,000		General Motors Company 4.750%	27,423,200

		Energy (2.2%)
25,800		Chesapeake Energy Corp.* 5.750%	26,077,575

See accompanying Notes to Schedule of Investments	www.calamos.com	85

Convertible Fund    Schedule of Investments April 30, 2013 (Unaudited)

NUMBER OF SHARES			VALUE

		Financials (7.8%)
		Affiliated Managers Group, Inc.
425,000		5.150%	$22,923,437
232,551		5.100%	15,014,074
110,000		Fifth Third Bancorp 8.500%	16,251,400
280,000		MetLife, Inc. 5.000%	14,042,000
20,000		Wells Fargo & Company 7.500%	26,395,000

			94,625,911

		Industrials (3.7%)
32,589		Genesee & Wyoming, Inc. 5.000%	3,943,269
100,000		Stanley Black & Decker, Inc. 4.750%	12,390,000
480,000		United Technologies Corp. 7.500%	28,387,200

			44,720,469

		Utilities (1.0%)
220,000		NextEra Energy, Inc. 5.599%	12,611,500

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $181,980,709)	205,458,655

COMMON STOCKS (14.0%)
		Consumer Discretionary (2.4%)
23,000		Priceline.com, Inc.#	16,007,770
22,450	CHF	Swatch Group, AG	12,880,026

			28,887,796

		Financials (3.9%)
100,000		Franklin Resources, Inc.	15,466,000
375,000		JPMorgan Chase & Company	18,378,750
190,000		T. Rowe Price Group, Inc.	13,775,000

			47,619,750

		Health Care (2.3%)
485,000		Mylan, Inc.#	14,118,350
75,000		Novo Nordisk, A/S	13,247,250

			27,365,600

		Industrials (0.9%)
170,000		Eaton Corp., PLC	10,439,700

		Information Technology (4.5%)
385,000		Oracle Corp.	12,620,300
200,000		QUALCOMM, Inc.	12,324,000
12,000	KRW	Samsung Electronics Company, Ltd.	16,596,245
170,000		SAP, AG	13,574,500

			55,115,045

		TOTAL COMMON STOCKS (Cost $139,019,604)	169,427,891

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENT (1.7%)
20,365,042	Fidelity Prime Money Market Fund - Institutional Class (Cost $20,365,042)	$20,365,042

TOTAL INVESTMENTS (97.4%) (Cost $1,056,709,795)		1,178,340,008

OTHER ASSETS, LESS LIABILITIES (2.6%)		31,854,348

NET ASSETS (100.0%)		$1,210,194,356

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTER PARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Citibank N.A.	British Pound Sterling	07/18/13	5,995,000	$9,308,052	$(131,410)
Goldman Sachs Capital Markets LP	Danish Krone	07/18/13	68,231,000	12,062,647	(74,004)
Northern Trust Company	European Monetary Unit	07/18/13	40,968,000	53,980,312	(349,513)
Citibank N.A.	Japanese Yen	07/18/13	139,975,000	1,436,464	(28,905)
Northern Trust Company	Japanese Yen	07/18/13	2,010,303,000	20,630,318	(147,996)
Goldman Sachs Capital Markets LP	Norwegian Krone	07/18/13	63,382,000	10,960,141	70,370
Northern Trust Company	South Korean Won	07/18/13	27,311,079,000	24,729,540	(429,697)
Northern Trust Company	Swedish Krona	07/18/13	56,374,000	8,683,781	137,447
UBS AG	Swiss Franc	07/18/13	11,388,000	12,257,467	(6,522)

					$(960,230)

COUNTERPARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Citibank N.A.	European Monetary Unit	07/18/13	5,156,000	$6,793,656	$82,462
UBS AG	European Monetary Unit	07/18/13	4,874,000	6,422,087	54,488
UBS AG	Norwegian Krone	07/18/13	10,940,000	1,891,767	17,773

					$154,723

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

‡	Variable rate or step bond security. The rate shown is the rate in effect at April 30, 2013.

#	Non-income producing security.

86	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Convertible Fund    Schedule of Investments April 30, 2013 (Unaudited)

FOREIGN CURRENCY ABBREVIATIONS

CHF	Swiss Franc
EUR	European Monetary Unit
JPY	Japanese Yen
KRW	South Korean Won
SGD	Singapore Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	www.calamos.com	87

Total Return Bond Fund    Schedule of Investments April 30, 2013 (Unaudited)

PRINCIPAL AMOUNT			VALUE
CORPORATE BONDS (79.7%)
		Consumer Discretionary (13.2%)
2,000,000		Amazon.com, Inc. 1.200%, 11/29/17	$2,000,420
1,000,000		American Axle & Manufacturing, Inc.* 9.250%, 01/15/17	1,096,875
4,000,000	CNY	BSH Bosch und Siemens Hausgerate, GmbH 2.375%, 09/29/14	650,079
1,000,000		Carnival Corp. 1.875%, 12/15/17	1,006,060
1,000,000		DIRECTV Financing Company, Inc. 4.750%, 10/01/14	1,055,925
1,000,000		DIRECTV Holdings, LLC 3.550%, 03/15/15	1,048,045
2,000,000		DISH Network Corp. 4.625%, 07/15/17	2,037,500
2,000,000		Harley-Davidson Financial Services, Inc.* 1.150%, 09/15/15	2,005,260
1,500,000		Hasbro, Inc. 6.125%, 05/15/14	1,583,535
		Interpublic Group of Companies, Inc.
1,000,000		2.250%, 11/15/17	1,008,415
500,000		4.000%, 03/15/22	512,723
1,500,000		Kohl’s Corp. 3.250%, 02/01/23	1,492,320
2,000,000		Lennar Corp.* 4.125%, 12/01/18	2,040,000
2,000,000		Macy’s Retail Holdings, Inc. 3.875%, 01/15/22	2,155,650
		Mattel, Inc.
2,000,000		2.500%, 11/01/16	2,093,390
500,000		1.700%, 03/15/18	506,453
380,000		NCL Corp., Ltd. - Class C* 5.000%, 02/15/18	397,575
1,000,000		PVH Corp. 4.500%, 12/15/22	1,033,125
500,000		Time Warner, Inc. 3.150%, 07/15/15	526,347
2,000,000		Turlock Corp.* 1.500%, 11/02/17	2,015,170
1,000,000		Walt Disney Company 0.875%, 12/01/14	1,008,880
600,000		Wynn Las Vegas, LLC 7.875%, 11/01/17	641,625

			27,915,372

		Consumer Staples (4.1%)
338,000		Altria Group, Inc. 9.250%, 08/06/19	473,212
1,000,000		Anheuser-Busch InBev, NV 0.800%, 07/15/15	1,004,350
1,000,000		ConAgra Foods, Inc. 1.350%, 09/10/15	1,012,785

PRINCIPAL AMOUNT		VALUE
2,000,000	Diageo, PLC 1.500%, 05/11/17	$2,039,920
1,000,000	Kellogg Company 4.450%, 05/30/16	1,103,375

1,000,000	Philip Morris International, Inc. 6.875%, 03/17/14	1,057,345
	Reynolds American, Inc.
1,000,000	3.250%, 11/01/22	1,012,590
1,000,000	1.050%, 10/30/15	1,002,610

		8,706,187

	Energy (7.0%)
	Chesapeake Energy Corp.
2,000,000	3.250%, 03/15/16	2,028,750
1,000,000	6.500%, 08/15/17	1,116,875
2,000,000	FMC Technologies, Inc. 2.000%, 10/01/17	2,037,150
814,000	Frontier Oil Corp. 6.875%, 11/15/18	884,716
1,000,000	Hess Corp. 8.125%, 02/15/19	1,305,455
1,000,000	Noble Holding International, Ltd. 3.450%, 08/01/15	1,046,280
1,000,000	Rowan Companies, Inc. 7.875%, 08/01/19	1,260,660
2,000,000	Schlumberger Investment, SA* 1.950%, 09/14/16	2,068,640
1,000,000	SESI, LLC 6.375%, 05/01/19	1,088,125
500,000	Tennessee Gas Pipeline Company 8.000%, 02/01/16	592,555
1,200,000	Tesoro Corp. 4.250%, 10/01/17	1,266,000

		14,695,206

	Financials (6.8%)
1,000,000	AON Corp. 5.000%, 09/30/20	1,174,090
1,500,000	Berkshire Hathaway Finance Corp. 5.000%, 08/15/13	1,520,025
1,000,000	BlackRock, Inc. 3.500%, 12/10/14	1,048,635
500,000	CC Holdings GS V, LLC* 2.381%, 12/15/17	507,813
250,000	CME Group Index Services, LLC* 4.400%, 03/15/18	283,395
1,000,000	CME Group, Inc. 5.750%, 02/15/14	1,040,210
1,000,000	Franklin Resources, Inc. 3.125%, 05/20/15	1,049,975
1,000,000	Goldman Sachs Group, Inc. 1.600%, 11/23/15	1,014,305
	JPMorgan Chase & Company
1,500,000	1.075%, 01/24/14‡	1,507,920
1,000,000	2.000%, 08/15/17	1,027,395

88	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Total Return Bond Fund    Schedule of Investments April 30, 2013 (Unaudited)

PRINCIPAL AMOUNT		VALUE
1,000,000	PACCAR Financial Corp. 1.600%, 03/15/17	$1,022,680
1,000,000	Prudential Financial, Inc. 4.750%, 09/17/15	1,089,240
2,000,000	Xstrata Canada Financial Corp.* 3.600%, 01/15/17	2,117,360

		14,403,043

	Health Care (12.1%)
	AbbVie, Inc.*
2,000,000	1.750%, 11/06/17	2,033,870
200,000	1.200%, 11/06/15	201,769
	Agilent Technologies, Inc.
1,500,000	5.500%, 09/14/15	1,655,250
500,000	6.500%, 11/01/17	601,720
500,000	2.500%, 07/15/13	501,765
2,000,000	Celgene Corp. 1.900%, 08/15/17	2,049,860
1,000,000	DaVita HealthCare Partners, Inc. 6.375%, 11/01/18	1,071,250
2,000,000	Express Scripts Holding Company 2.650%, 02/15/17	2,106,000
1,000,000	Gilead Sciences, Inc. 2.400%, 12/01/14	1,027,625
2,000,000	Laboratory Corp. of America Holdings 2.200%, 08/23/17	2,039,440
	Mylan, Inc.*
1,000,000	6.000%, 11/15/18	1,096,930
500,000	7.625%, 07/15/17	557,242
1,000,000	Quest Diagnostics, Inc.‡ 1.134%, 03/24/14	1,005,060
1,500,000	Teva Pharmaceutical Industries, Ltd. 3.000%, 06/15/15	1,571,137
	Thermo Fisher Scientific, Inc.
1,500,000	2.250%, 08/15/16	1,545,292
1,000,000	1.850%, 01/15/18	1,000,980
500,000	2.050%, 02/21/14	505,243
2,000,000	UnitedHealth Group, Inc. 1.400%, 10/15/17	2,026,630
2,000,000	Watson Pharmaceuticals, Inc. 1.875%, 10/01/17	2,001,740
	Zoetis, Inc.*
500,000	1.875%, 02/01/18	510,798
500,000	1.150%, 02/01/16	503,790

		25,613,391

	Industrials (13.8%)
2,000,000	ADT Corp. 2.250%, 07/15/17	2,031,600
1,000,000	AGCO Corp. 5.875%, 12/01/21	1,100,625
500,000	Bombardier, Inc.* 4.250%, 01/15/16	524,375
1,000,000	Case New Holland, Inc. 7.750%, 09/01/13	1,020,625

PRINCIPAL AMOUNT			VALUE
13,000,000	CNY	Caterpillar, Inc. 1.350%, 07/12/13	$2,104,313
3,000,000		Danaher Corp. 1.300%, 06/23/14	3,031,500
1,500,000		Emerson Electric Company 4.125%, 04/15/15	1,600,568
2,000,000		General Electric Company 0.850%, 10/09/15	2,012,290
1,500,000		Goodrich Corp. 6.125%, 03/01/19	1,876,800
		Joy Global, Inc.
1,500,000		6.000%, 11/15/16	1,724,085
1,500,000		5.125%, 10/15/21	1,702,702
1,500,000		Nielsen Finance, LLC* 4.500%, 10/01/20	1,533,750
1,000,000		Northrop Grumman Corp. 3.700%, 08/01/14	1,037,390
1,495,000		Parker-Hannifin Corp. 5.500%, 05/15/18	1,787,743
200,000		Precision Castparts Corp. 0.700%, 12/20/15	200,856
1,000,000		Roper Industries, Inc. 1.850%, 11/15/17	1,016,480
1,000,000		Triumph Group, Inc. 8.625%, 07/15/18	1,115,000
1,500,000		United Parcel Service, Inc. 3.875%, 04/01/14	1,548,533
2,000,000		Verisk Analytics, Inc. 4.125%, 09/12/22	2,106,840

			29,076,075

		Information Technology (15.1%)
1,000,000		Adobe Systems, Inc. 3.250%, 02/01/15	1,041,905
		Amphenol Corp.
2,000,000		4.750%, 11/15/14	2,115,030
2,000,000		4.000%, 02/01/22	2,140,210
1,500,000		Analog Devices, Inc. 3.000%, 04/15/16	1,590,697
1,000,000		Anixter International, Inc. 5.950%, 03/01/15	1,069,375
1,000,000		Anixter, Inc. 5.625%, 05/01/19	1,074,375
500,000		Apple, Inc. 1.000%, 05/03/18	498,155
2,000,000		Autodesk, Inc. 1.950%, 12/15/17	2,004,140
2,000,000		BMC Software, Inc. 4.250%, 02/15/22	2,030,320
100,000		Brocade Communications Systems, Inc. 6.875%, 01/15/20	110,283
1,000,000		CA, Inc. 5.375%, 12/01/19	1,135,120

See accompanying Notes to Schedule of Investments	www.calamos.com	89

Total Return Bond Fund    Schedule of Investments April 30, 2013 (Unaudited)

PRINCIPAL AMOUNT		VALUE
	eBay, Inc.
3,000,000	3.250%, 10/15/20	$3,256,320
2,000,000	1.350%, 07/15/17	2,032,840
1,500,000	Fiserv, Inc. 3.500%, 10/01/22	1,532,685
1,000,000	International Business Machines Corp. 2.000%, 01/05/16	1,037,590
1,500,000	Juniper Networks, Inc. 3.100%, 03/15/16	1,576,665
1,500,000	National Semiconductor Corp. 3.950%, 04/15/15	1,598,160
1,500,000	Nuance Communications, Inc.* 5.375%, 08/15/20	1,544,063
3,000,000	Symantec Corp. 2.750%, 09/15/15	3,108,660
	Xerox Corp.
1,000,000	4.250%, 02/15/15	1,054,620
250,000	1.110%, 05/16/14‡	250,506

		31,801,719

	Materials (6.5%)
2,000,000	Agrium, Inc. 3.150%, 10/01/22	2,006,230
1,000,000	Anglo American, PLC* 9.375%, 04/08/14	1,077,205
1,000,000	Ashland, Inc.* 3.000%, 03/15/16	1,022,500
	Barrick Gold Corp.
1,000,000	6.950%, 04/01/19	1,218,295
1,000,000	1.750%, 05/30/14	1,009,335

2,000,000	Ecolab, Inc. 2.375%, 12/08/14	2,052,860
1,500,000	Newmont Mining Corp. 5.125%, 10/01/19	1,704,045
1,500,000	Potash Corp. of Saskatchewan, Inc. 3.250%, 12/01/17	1,630,170
2,000,000	Rio Tinto Finance USA, Ltd. 1.875%, 11/02/15	2,052,930

		13,773,570

	Telecommunication Services (0.6%)
1,000,000	American Tower Corp. 5.900%, 11/01/21	1,199,385

	Utilities (0.5%)
500,000	Mckesson Corp. 0.950%, 12/04/15	502,683
500,000	NextEra Energy, Inc. 1.200%, 06/01/15	504,375

		1,007,058

	TOTAL CORPORATE BONDS (Cost $161,184,162)	168,191,006

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (0.5%)
		Industrials (0.5%)
1,000,000		Siemens, AG 1.050%, 08/16/17 (Cost $1,050,447)	$1,044,545

SOVEREIGN BONDS (6.7%)
1,000,000	CAD	Government of Canada 3.000%, 06/01/14	1,014,006
4,800,000	NZD	Government of New Zealand 6.000%, 04/15/15	4,390,020
45,000,000	NOK	Kingdom of Norway 4.250%, 05/19/17	8,720,628

		TOTAL SOVEREIGN BONDS (Cost $12,864,344)	14,124,654

U.S. GOVERNMENT AND AGENCY SECURITIES (8.5%)
		United States Treasury Note
8,000,000		0.250%, 01/15/15	8,007,187
4,400,000		0.250%, 11/30/13	4,404,211
3,000,000		2.625%, 07/31/14	3,092,344
2,500,000		0.250%, 12/15/14	2,502,246

		TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $17,897,852)	18,005,988

RESIDENTIAL MORTGAGE BACKED SECURITIES (2.6%)
		Federal National Mortgage Association
2,075,072		6.000%, 06/01/37	2,309,115
978,258		2.830%, 11/01/37‡	1,046,931
676,770		5.500%, 06/01/37	736,317
481,733		6.000%, 05/01/37	536,067
350,761		6.500%, 03/01/38	390,065
205,253		6.500%, 06/01/36	229,257
136,203		4.596%, 05/01/38‡	143,513

		TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $4,971,377)	5,391,265

NUMBER OF SHARES			VALUE
SHORT TERM INVESTMENT (0.0%)
305		Fidelity Prime Money Market Fund - Institutional Class (Cost $305)	305

TOTAL INVESTMENTS (98.0%) (Cost $197,968,487)			206,757,763

OTHER ASSETS, LESS LIABILITIES (2.0%)			4,275,769

NET ASSETS (100.0%)			$211,033,532

90	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Total Return Bond Fund    Schedule of Investments April 30, 2013 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

‡	Variable rate or step bond security. The rate shown is the rate in effect at April 30, 2013.

FOREIGN CURRENCY ABBREVIATIONS

CAD	Canadian Dollar
CNY	Chinese Yuan Renminbi
NOK	Norwegian Krone
NZD	New Zealand Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency.

See accompanying Notes to Financial Statements	www.calamos.com	91

High Income Fund    Schedule of Investments April 30, 2013 (Unaudited)

PRINCIPAL AMOUNT		VALUE
CORPORATE BONDS (92.5%)
	Consumer Discretionary (20.1%)
	American Axle & Manufacturing, Inc.
2,560,000	6.625%, 10/15/22	$2,742,400
440,000	6.250%, 03/15/21	465,575
700,000	Brookfield Residential Properties, Inc.* 6.500%, 12/15/20	756,875
3,730,000	Brunswick Corp. 7.125%, 08/01/27	3,956,131
550,000	Cogeco Cable, Inc.* 4.875%, 05/01/20	561,688
1,500,000	Coinstar, Inc.* 6.000%, 03/15/19	1,557,188
3,691,000	Dana Holding Corp. 6.750%, 02/15/21	4,064,714
1,318,000	Dillard’s, Inc. 7.130%, 08/01/18	1,503,344
	DISH Network Corp.
2,130,000	5.875%, 07/15/22	2,173,931
1,580,000	5.125%, 05/01/20*	1,568,150
1,700,000	Dufry Finance, SCA* 5.500%, 10/15/20	1,792,437
4,800,000	Goodyear Tire & Rubber Company~ 8.250%, 08/15/20	5,385,000
2,700,000	Jaguar Land Rover Automotive, PLC* 8.125%, 05/15/21	3,081,375
750,000	5.625%, 02/01/23	787,500
5,000,000	L Brands, Inc. 6.950%, 03/01/33	5,296,875
480,000	Lear Corp.* 4.750%, 01/15/23	483,600
3,300,000	Liberty Interactive, LLC 8.250%, 02/01/30	3,675,375
1,400,000	8.500%, 07/15/29	1,565,375
200,000	Lynx I Corp.* 5.375%, 04/15/21	215,125
200,000	Lynx II Corp.* 6.375%, 04/15/23	217,375
	Meritage Homes Corp.
2,175,000	7.000%, 04/01/22	2,461,828
1,000,000	7.150%, 04/15/20	1,133,125
1,070,000	NCL Corp., Ltd. - Class C* 5.000%, 02/15/18	1,119,488
1,600,000	Netflix, Inc.* 5.375%, 02/01/21	1,650,000
1,360,000	Royal Caribbean Cruises, Ltd. 7.500%, 10/15/27	1,551,250
1,000,000	7.250%, 03/15/18~	1,156,250
4,628,000	Ryland Group, Inc. 6.625%, 05/01/20	5,137,080
1,500,000	Six Flags Entertainment Corp.* 5.250%, 01/15/21	1,537,500
621,000	Taylor Morrison Communities, Inc.* 5.250%, 04/15/21	639,242

PRINCIPAL AMOUNT			VALUE
1,600,000		Viking Cruises, Ltd.* 8.500%, 10/15/22	$1,794,000
161,000		Wolverine World Wide, Inc.* 6.125%, 10/15/20	175,389

			60,205,185

		Consumer Staples (4.3%)
1,800,000		Fidelity & Guaranty Life Holdings, Inc.* 6.375%, 04/01/21	1,865,250
2,482,000		JBS USA, LLC* 7.250%, 06/01/21	2,629,369
2,890,000		Land O’Lakes, Inc.* 6.000%, 11/15/22	3,106,750
2,837,000		Post Holdings, Inc. 7.375%, 02/15/22	3,154,389
830,000		Sun Products Corp.* 7.750%, 03/15/21	861,644
995,000		Wells Enterprises, Inc.* 6.750%, 02/01/20	1,083,306

			12,700,708

		Energy (16.2%)
17,000,000	NOK	Aker Solutions, ASA‡ 6.080%, 10/09/19	3,007,023
9,500,000	NOK	6.120%, 06/06/17	1,700,988
2,750,000		Bristow Group, Inc. 6.250%, 10/15/22	2,999,219
2,310,000		Calfrac Holdings, LP* 7.500%, 12/01/20	2,369,194
3,305,000		Calumet Specialty Products Partners, LP 9.375%, 05/01/19	3,701,600
1,500,000		9.625%, 08/01/20*	1,716,562
		Carrizo Oil & Gas, Inc.
2,600,000		8.625%, 10/15/18	2,876,250
1,460,000		7.500%, 09/15/20	1,575,887
600,000		Chesapeake Energy Corp. 5.375%, 06/15/21	628,500
1,390,000		Chesapeake Oilfield Finance, Inc.* 7.125%, 11/15/19	1,431,700
1,655,000		Drill Rigs Holdings, Inc.* 6.500%, 10/01/17	1,674,653
496,000		EPL Oil & Gas, Inc. 8.250%, 02/15/18	536,610
2,875,000		Gulfmark Offshore, Inc. 6.375%, 03/15/22	3,009,766
820,000		Gulfport Energy Corp.* 7.750%, 11/01/20	879,963
2,215,000		Oasis Petroleum, Inc. 6.500%, 11/01/21	2,446,191
2,000,000		6.875%, 01/15/23	2,217,500
1,300,000		Oil States International, Inc.* 5.125%, 01/15/23	1,337,375
1,400,000		Parker Drilling Company 9.125%, 04/01/18	1,534,750

92	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

High Income Fund    Schedule of Investments April 30, 2013 (Unaudited)

PRINCIPAL AMOUNT		VALUE
2,013,000	Petroleum Geo-Services, ASA* 7.375%, 12/15/18	$2,259,592
3,000,000	Pioneer Energy Services Corp. 9.875%, 03/15/18	3,288,750
2,850,000	Samson Investment Company* 9.750%, 02/15/20	3,026,344
2,900,000	W&T Offshore, Inc. 8.500%, 06/15/19	3,182,750
1,060,000	Western Refining, Inc.* 6.250%, 04/01/21	1,099,088

		48,500,255

	Financials (4.3%)
2,134,000	AON Corp. 8.205%, 01/01/27	2,801,088
1,000,000	Jefferies Finance, LLC* 7.375%, 04/01/20	1,034,375
895,000	Nationstar Mortgage, LLC/Nationstar Capital Corp.* 6.500%, 07/01/21	939,750
3,000,000	Neuberger Berman Group LLC* 5.875%, 03/15/22	3,228,750
	Nuveen Investments, Inc.*
2,990,000	9.500%, 10/15/20	3,189,956
1,460,000	9.125%, 10/15/17	1,546,688

		12,740,607

	Health Care (7.6%)
3,200,000	Community Health Systems, Inc. 7.125%, 07/15/20	3,602,000
	HCA Holdings, Inc.
3,300,000	7.750%, 05/15/21	3,735,187
725,000	6.250%, 02/15/21	796,594
1,300,000	Health Management Associates, Inc. 7.375%, 01/15/20	1,445,437
2,155,000	Hologic, Inc. 6.250%, 08/01/20	2,330,094
2,383,000	Teleflex, Inc. 6.875%, 06/01/19	2,609,385
1,590,000	Tenet Healthcare Corp. 6.750%, 02/01/20	1,730,119
2,700,000	Valeant Pharmaceuticals International, Inc.* 7.250%, 07/15/22	3,074,625
3,000,000	Warner Chilcott Company, LLC 7.750%, 09/15/18	3,266,250

		22,589,691

	Industrials (16.9%)
2,500,000	Belden, Inc.* 5.500%, 09/01/22	2,585,937
1,570,000	Bombardier, Inc.* 6.125%, 01/15/23	1,710,319
3,000,000	Clean Harbors, Inc.* 5.125%, 06/01/21	3,146,250

PRINCIPAL AMOUNT		VALUE
2,700,000	Deluxe Corp. 7.000%, 03/15/19	$2,973,375
1,530,000	Digitalglobe, Inc.* 5.250%, 02/01/21	1,552,950
2,100,000	Dycom Investments, Inc. 7.125%, 01/15/21	2,295,562
2,825,000	Edgen Murray Corp.* 8.750%, 11/01/20	3,013,922
2,071,000	General Cable Corp.* 5.750%, 10/01/22	2,143,485
790,000	GrafTech International, Ltd.* 6.375%, 11/15/20	830,981
3,000,000	H&E Equipment Services, Inc. 7.000%, 09/01/22	3,337,500
2,900,000	Iron Mountain, Inc. 5.750%, 08/15/24	2,990,625
3,170,000	Manitowoc Company, Inc. 5.875%, 10/15/22	3,350,294
1,655,000	Mead Products, LLC/ACCO Brands Corp.* 6.750%, 04/30/20	1,761,541
740,000	Navistar International Corp. 8.250%, 11/01/21	771,450
	Nortek, Inc.
395,000	8.500%, 04/15/21*	439,438
341,000	8.500%, 04/15/21	381,494
2,150,000	Rexel, SA* 6.125%, 12/15/19	2,311,250
3,000,000	Sensata Technologies, B.V.* 6.500%, 05/15/19	3,271,875
1,835,000	Terex Corp. 6.000%, 05/15/21	1,972,625
4,260,000	Titan International, Inc. 7.875%, 10/01/17	4,608,787
450,000	Triumph Group, Inc.* 4.875%, 04/01/21	468,281
	United Rentals North America, Inc.
3,000,000	7.625%, 04/15/22	3,429,375
1,200,000	6.125%, 06/15/23	1,296,750

		50,644,066

	Information Technology (11.8%)
	Amkor Technology, Inc.
2,500,000	6.625%, 06/01/21	2,593,750
1,460,000	6.375%, 10/01/22	1,501,975
	Equinix, Inc.
550,000	5.375%, 04/01/23	577,156
330,000	4.875%, 04/01/20	347,119
3,000,000	Hughes Satellite Systems Corp. 7.625%, 06/15/21	3,442,500
2,700,000	iGATE Corp. 9.000%, 05/01/16	2,951,438
2,895,000	Lender Processing Services, Inc. 5.750%, 04/15/23	3,097,650
3,000,000	Nuance Communications, Inc.* 5.375%, 08/15/20	3,088,125

See accompanying Notes to Schedule of Investments	www.calamos.com	93

High Income Fund    Schedule of Investments April 30, 2013 (Unaudited)

PRINCIPAL AMOUNT		VALUE
	NXP BV*
800,000	5.750%, 02/15/21	$854,000
800,000	5.750%, 03/15/23	840,500
5,405,000	Sanmina Corp.* 7.000%, 05/15/19	5,746,191
4,100,000	Seagate Technology, PLC 6.875%, 05/01/20	4,486,937
1,550,000	SunGard Data Systems, Inc.* 6.625%, 11/01/19	1,642,031
2,900,000	Viasystems, Inc.* 7.875%, 05/01/19	3,115,688
933,000	WEX, Inc.* 4.750%, 02/01/23	934,749

		35,219,809

	Materials (7.7%)
800,000	Ardagh Packaging Finance, PLC* 7.000%, 11/15/20	839,500
1,255,000	Crown Cork & Seal Company, Inc. 7.375%, 12/15/26	1,424,425
2,175,000	FMG Resources* 8.250%, 11/01/19	2,393,859
3,700,000	Greif, Inc. 7.750%, 08/01/19	4,347,500
1,630,000	IAMGOLD Corp.* 6.750%, 10/01/20	1,549,519
2,800,000	Inmet Mining Corp.* 8.750%, 06/01/20	3,015,250
610,000	7.500%, 06/01/21	638,213
3,000,000	New Gold, Inc.* 6.250%, 11/15/22	3,097,500
	Sealed Air Corp.*
550,000	6.500%, 12/01/20	614,281
300,000	5.250%, 04/01/23	308,063
	Steel Dynamics, Inc.*
941,000	6.125%, 08/15/19	1,034,512
430,000	6.375%, 08/15/22	472,731
300,000	5.250%, 04/15/23	310,125
2,200,000	Trinseo Op/ Trinseo Finance, Inc.* 8.750%, 02/01/19	2,211,000
754,000	United States Steel Corp. 6.875%, 04/01/21	782,746

		23,039,224

	Telecommunication Services (2.1%)
745,000	Frontier Communications Corp. 7.625%, 04/15/24	779,456
	Intelsat, SA*
1,450,000	7.750%, 06/01/21	1,533,375
100,000	8.125%, 06/01/23	106,625
	MetroPCS Wireless, Inc.*
3,120,000	6.625%, 04/01/23	3,352,050
450,000	6.250%, 04/01/21	482,625

		6,254,131

PRINCIPAL AMOUNT		VALUE

	Utilities (1.5%)
1,400,000	AES Corp. 7.375%, 07/01/21	$1,661,625
2,600,000	AmeriGas Finance Corp. 7.000%, 05/20/22	2,912,000

		4,573,625

	TOTAL CORPORATE BONDS (Cost $258,944,722)	276,467,301

CONVERTIBLE BOND (0.8%)
	Financials (0.8%)
2,134,000	Ares Capital Corp. 5.750%, 02/01/16 (Cost $2,255,237)	2,348,841

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (3.4%)
	Financials (1.6%)
60,000	Affiliated Managers Group, Inc. 5.100%	3,873,750
6,723	Fifth Third Bancorp 8.500%	993,256

		4,867,006

	Industrials (0.5%)
25,000	United Technologies Corp. 7.500%	1,478,500

	Telecommunication Services (0.2%)
9,201	Intelsat, SA 5.750%	506,055

	Utilities (1.1%)
60,000	NextEra Energy, Inc. 5.599%	3,439,500

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $8,779,948)	10,291,061

SHORT TERM INVESTMENT (2.5%)
7,419,250	Fidelity Prime Money Market Fund - Institutional Class (Cost $7,419,250)	7,419,250

TOTAL INVESTMENTS (99.2%) (Cost $277,399,157)		296,526,453

OTHER ASSETS, LESS LIABILITIES (0.8%)		2,411,525

NET ASSETS (100.0%)		$298,937,978

94	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

High Income Fund    Schedule of Investments April 30, 2013 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $567,813.

‡	Variable rate or step bond security. The rate shown is the rate in effect at April 30, 2013.

FOREIGN CURRENCY ABBREVIATIONS

NOK	Norwegian Krone

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency.

See accompanying Notes to Financial Statements	www.calamos.com	95

Market Neutral Income Fund    Schedule of Investments April 30, 2013 (Unaudited)

PRINCIPAL AMOUNT		VALUE
CONVERTIBLE BONDS (28.0%)
	Consumer Discretionary (4.2%)
10,100,000	Coinstar, Inc.~ 4.000%, 09/01/14	$13,250,745
4,000,000	Iconix Brand Group, Inc.* 1.500%, 03/15/18	4,564,940
10,000,000	Jarden Corp.* 1.875%, 09/15/18	11,737,750
4,000,000	M/I Homes, Inc. 3.000%, 03/01/18	4,256,140
6,000,000	Meritage Homes Corp. 1.875%, 09/15/32	7,056,900
6,500,000	MGM Resorts International~ 4.250%, 04/15/15	7,216,105
9,000,000	Sirius XM Radio, Inc.* 7.000%, 12/01/14	16,739,235
7,000,000	Sotheby’s~ 3.125%, 06/15/13	7,527,730
2,000,000	Standard Pacific Corp. 1.250%, 08/01/32	2,661,830
14,800,000	Virgin Media, Inc. 6.500%, 11/15/16	38,532,392

		113,543,767

	Consumer Staples (0.5%)
9,500,000	Tyson Foods, Inc. - Series A~ 3.250%, 10/15/13	14,027,510

	Energy (2.2%)
5,000,000	Carrizo Oil & Gas, Inc.~ 4.375%, 06/01/28	5,020,125
9,000,000	Exterran Holdings, Inc. 4.250%, 06/15/14	11,284,335
6,000,000	Hornbeck Offshore Services, Inc.‡ 1.625%, 11/15/26	6,414,000
7,500,000	Newpark Resources, Inc.~ 4.000%, 10/01/17	9,397,125
11,500,000	Petroleum Development Corp.* 3.250%, 05/15/16	14,479,362
7,500,000	SEACOR Holdings, Inc.~* 2.500%, 12/15/27	8,237,138
6,000,000	Stone Energy Corp.~* 1.750%, 03/01/17	5,529,450

		60,361,535

	Financials (1.9%)
5,000,000	Amtrust Financial Services, Inc. 5.500%, 12/15/21	6,768,150
5,000,000	Encore Capital Group, Inc.* 3.000%, 11/27/17	5,585,025
4,000,000	Forestar Group, Inc. 3.750%, 03/01/20	4,673,000
8,500,000	Gaylord Entertainment Company* 3.750%, 10/01/14	17,042,330

PRINCIPAL AMOUNT		VALUE
4,500,000	PHH Corp. 4.000%, 09/01/14	$4,938,143
7,000,000	Starwood Property Trust, Inc. 4.550%, 03/01/18	7,764,925
5,000,000	Walter Investment Management Corp. 4.500%, 11/01/19	5,299,100

		52,070,673

	Health Care (2.7%)
10,000,000	Endo Health Solutions, Inc. 1.750%, 04/15/15	13,501,600
14,000,000	LifePoint Hospitals, Inc.~ 3.500%, 05/15/14	15,209,950
2,000,000	Medivation, Inc. 2.625%, 04/01/17	2,622,070
	Molina Healthcare, Inc.
9,000,000	3.750%, 10/01/14	11,007,540
5,000,000	1.125%, 01/15/20*	5,291,025
6,000,000	Salix Pharmaceuticals, Ltd. 2.750%, 05/15/15	7,934,640
12,500,000	Volcano Corp. 1.750%, 12/01/17	12,076,375
5,000,000	Wright Medical Group, Inc.* 2.000%, 08/15/17	5,741,025

		73,384,225

	Industrials (1.6%)
1,200,000	Altra Holdings, Inc. 2.750%, 03/01/31	1,422,036
4,000,000	Chart Industries, Inc. 2.000%, 08/01/18	5,674,240
13,000,000	EnerSys‡ 3.375%, 06/01/38	16,580,785
19,993,000	General Cable Corp. 0.875%, 11/15/13	19,948,915

		43,625,976

	Information Technology (10.9%)
8,000,000	Arris Group, Inc.~ 2.000%, 11/15/26	8,815,840
10,000,000	Blucora, Inc.* 4.250%, 04/01/19	10,265,550
7,750,000	Bottomline Technologies, Inc.~ 1.500%, 12/01/17	8,713,209
5,500,000	Broadsoft, Inc. 1.500%, 07/01/18	5,603,950
20,000,000	CACI International, Inc.~ 2.125%, 05/01/14	22,931,400
15,900,000	Ciena Corp.~* 3.750%, 10/15/18	17,661,322
5,625,000	Comtech Telecommunications Corp.~ 3.000%, 05/01/29	5,772,797
16,605,000	Concur Technologies, Inc.~* 2.500%, 04/15/15	24,523,094

96	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments April 30, 2013 (Unaudited)

PRINCIPAL AMOUNT		VALUE
5,000,000	Dealertrack Technologies, Inc. 1.500%, 03/15/17	$5,284,000
7,300,000	Equinix, Inc. 3.000%, 10/15/14	14,429,691
8,150,000	FEI Company~ 2.875%, 06/01/13	17,752,004
35,000,000	JDS Uniphase Corp. 1.000%, 05/15/26	34,956,950
10,000,000	Lam Research Corp.~ 0.500%, 05/15/16	10,745,400
7,000,000	Mentor Graphics Corp. 4.000%, 04/01/31	8,292,935
	Micron Technology, Inc.
8,332,000	1.875%, 06/01/27	8,732,311
4,000,000	1.625%, 02/15/33*	4,545,440
14,000,000	NetApp, Inc. 1.750%, 06/01/13	15,385,230
	Nuance Communications, Inc.
5,000,000	2.750%, 08/15/27	6,051,325
2,500,000	2.750%, 11/01/31	2,611,588
5,200,000	Photronics, Inc. 3.250%, 04/01/16	5,753,878
5,500,000	Rovi Corp. 2.625%, 02/15/40	5,642,092
	SanDisk Corp.
25,000,000	1.000%, 05/15/13	24,999,250
5,200,000	1.500%, 08/15/17~	6,558,786
4,500,000	SYNNEX Corp. 4.000%, 05/15/18	5,263,290
1,500,000	Take-Two Interactive Software, Inc. 1.750%, 12/01/16	1,680,405
4,300,000	TTM Technologies, Inc.~ 3.250%, 05/15/15	4,300,753
5,000,000	Xilinx, Inc. 2.625%, 06/15/17	7,147,500

		294,419,990

	Materials (2.5%)
7,500,000	Allegheny Technologies, Inc. 4.250%, 06/01/14	7,892,737
20,000,000	Goldcorp, Inc. 2.000%, 08/01/14	20,649,900
2,950,000	Horsehead Holding Corp. 3.800%, 07/01/17	2,959,219
7,000,000	Royal Gold, Inc. 2.875%, 06/15/19	6,865,565
4,600,000	RTI International Metals, Inc. 1.625%, 10/15/19	4,693,173
5,000,000	Silver Standard Resources, Inc.* 2.875%, 02/01/33	3,870,675
10,700,000	Steel Dynamics, Inc. 5.125%, 06/15/14	11,873,308
7,500,000	United States Steel Corp. 2.750%, 04/01/19	7,596,563

		66,401,140

PRINCIPAL AMOUNT		VALUE

	Telecommunication Services (1.5%)
14,500,000	SBA Communications Corp. 1.875%, 05/01/13	$25,578,290
11,300,000	tw telecom, Inc. 2.375%, 04/01/26	16,348,558

		41,926,848

	TOTAL CONVERTIBLE BONDS (Cost $686,628,726)	759,761,664

SYNTHETIC CONVERTIBLE SECURITIES (22.8%)
Corporate Bonds (18.7%)
	Consumer Discretionary (4.3%)
6,500,000	Amazon.com, Inc. 0.650%, 11/27/15	6,505,102
1,000,000	America Honda Finance Corp.* 1.000%, 08/11/15	1,007,835
5,000,000	American Axle & Manufacturing, Inc.* 9.250%, 01/15/17	5,484,375
2,190,000	D.R. Horton, Inc. 6.875%, 05/01/13	2,190,000
	Daimler Finance North America, LLC*
5,000,000	1.300%, 07/31/15	5,037,450
5,000,000	1.250%, 01/11/16	5,028,725
5,000,000	DIRECTV Holdings, LLC 3.500%, 03/01/16	5,340,775
	DISH Network Corp.
10,000,000	4.250%, 04/01/18*	9,868,750
5,000,000	6.625%, 10/01/14	5,325,000
2,200,000	Express, LLC 8.750%, 03/01/18	2,387,000
5,000,000	Harley-Davidson Financial Services, Inc.* 1.150%, 09/15/15	5,013,150
4,000,000	Hyundai Capital America* 1.625%, 10/02/15	4,022,820
8,500,000	Interpublic Group of Companies, Inc. 10.000%, 07/15/17	9,068,437
8,480,000	Liberty Interactive, LLC 5.700%, 05/15/13	8,495,900
5,000,000	Meritage Homes Corp.* 4.500%, 03/01/18	5,043,750
2,770,000	NCL Corp., Ltd. - Class C* 5.000%, 02/15/18	2,898,113
	Royal Caribbean Cruises, Ltd.
11,200,000	7.000%, 06/15/13	11,270,000
2,906,000	6.875%, 12/01/13	2,996,813
2,500,000	Time Warner, Inc. 3.150%, 07/15/15	2,631,738
8,750,000	Viacom, Inc. 1.250%, 02/27/15	8,825,906
3,000,000	Volkswagen International Finance, NV* 1.150%, 11/20/15	3,023,070

See accompanying Notes to Schedule of Investments	www.calamos.com	97

Market Neutral Income Fund    Schedule of Investments April 30, 2013 (Unaudited)

PRINCIPAL AMOUNT		VALUE
4,100,000	Wynn Las Vegas, LLC 7.875%, 11/01/17	$4,384,437

		115,849,146

	Consumer Staples (1.9%)
5,000,000	Anheuser-Busch InBev, NV 0.800%, 07/15/15	5,021,750
2,000,000	Campbell Soup‡ 0.574%, 08/01/14	2,003,670
	ConAgra Foods, Inc.
5,000,000	1.350%, 09/10/15	5,063,925
4,500,000	1.300%, 01/25/16	4,547,565
4,000,000	Constellation Brands, Inc. 7.250%, 09/01/16	4,632,500
3,000,000	Costco Wholesale Corp. 0.650%, 12/07/15	3,016,695
500,000	General Mills, Inc. 0.875%, 01/29/16	502,828
6,561,000	Kellogg Company 1.125%, 05/15/15	6,626,216
3,000,000	Kraft Foods Group, Inc. 1.625%, 06/04/15	3,052,950
5,000,000	PepsiCo, Inc. 0.700%, 08/13/15	5,023,975
7,800,000	Reynolds American, Inc. 1.050%, 10/30/15	7,820,358
3,000,000	Walgreen Company 1.000%, 03/13/15	3,023,310

		50,335,742

	Energy (2.1%)
10,445,000	Cameron International Corp. 1.600%, 04/30/15	10,537,856
5,000,000	Chesapeake Energy Corp. 3.250%, 03/15/16	5,071,875
8,000,000	Frontier Oil Corp. 6.875%, 11/15/18	8,695,000
5,560,000	Helix Energy Solutions Group, Inc.* 9.500%, 01/15/16	5,708,397
3,920,000	HollyFrontier Corp. 9.875%, 06/15/17	4,150,300
8,000,000	Marathon Oil Corp. 0.900%, 11/01/15	8,019,160
3,053,000	SESI, LLC 6.875%, 06/01/14	3,058,724
12,000,000	Whiting Petroleum Corp. 7.000%, 02/01/14	12,487,500

		57,728,812

	Financials (3.0%)
5,000,000	Abn Amro Bank, NV* 1.375%, 01/22/16	5,033,000
8,000,000	Bank of America Corp. 1.250%, 01/11/16	8,004,920

PRINCIPAL AMOUNT		VALUE
500,000	Berkshire Hathaway, Inc. 0.800%, 02/11/16	$503,338
5,585,000	BlackRock, Inc. 1.375%, 06/01/15	5,686,144
3,000,000	Charles Schwab Corp. 0.850%, 12/04/15	3,017,625
7,000,000	Goldman Sachs Group, Inc. 1.600%, 11/23/15	7,100,135
	JPMorgan Chase & Company
15,000,000	0.800%, 04/23/15	14,989,875
5,000,000	1.100%, 10/15/15	5,019,050
	Leucadia National Corp.
14,406,000	7.000%, 08/15/13	14,649,101
5,000,000	8.125%, 09/15/15	5,715,625
6,000,000	Morgan Stanley 1.750%, 02/25/16	6,047,490
5,000,000	Wells Fargo & Company 1.500%, 07/01/15	5,088,175

		80,854,478

	Health Care (2.0%)
10,000,000	AbbVie, Inc.* 1.200%, 11/06/15	10,088,450
14,193,000	Amgen, Inc. 1.875%, 11/15/14	14,470,544
640,000	Bio-Rad Laboratories, Inc. 8.000%, 09/15/16	681,200
2,130,000	Community Health Systems, Inc. 5.125%, 08/15/18	2,279,100
5,000,000	DaVita HealthCare Partners, Inc. 6.375%, 11/01/18	5,356,250
4,400,000	Gilead Sciences, Inc. 2.400%, 12/01/14	4,521,550
4,000,000	Mylan, Inc.* 7.625%, 07/15/17	4,457,940
3,050,000	Thermo Fisher Scientific, Inc. 3.200%, 05/01/15	3,173,418
3,000,000	Valeant Pharmaceuticals International, Inc.* 6.500%, 07/15/16	3,129,375
5,000,000	WellPoint, Inc. 1.250%, 09/10/15	5,043,475

		53,201,302

	Industrials (2.9%)
11,087,000	Case New Holland, Inc. 7.750%, 09/01/13	11,315,670
	Caterpillar, Inc.
5,000,000	0.950%, 06/26/15	5,051,075
4,625,000	0.700%, 02/26/16	4,632,909
4,000,000	CNH Capital, LLC 3.875%, 11/01/15	4,142,500
3,510,000	Deluxe Corp. 5.125%, 10/01/14	3,656,981

98	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments April 30, 2013 (Unaudited)

PRINCIPAL AMOUNT		VALUE
	General Electric Capital Corp.
10,000,000	1.625%, 07/02/15	$10,188,100
5,000,000	1.000%, 12/11/15	5,040,025
1,400,000	General Electric Company 0.850%, 10/09/15	1,408,603
5,000,000	John Deere Capital Corp. 0.950%, 06/29/15	5,048,025
1,000,000	PACCAR Financial Corp. 0.800%, 02/08/16	1,003,825
	Titan International, Inc.
4,440,000	7.875%, 10/01/17	4,803,525
1,460,000	7.875%, 10/01/17*	1,604,175
11,960,000	Triumph Group, Inc. 8.000%, 11/15/17	12,842,050
8,000,000	Turlock Corp.* 0.950%, 11/02/15	8,034,520

		78,771,983

	Information Technology (1.3%)
10,000,000	Anixter International, Inc. 5.950%, 03/01/15	10,693,750
5,000,000	Fidelity National Information Services, Inc. 7.625%, 07/15/17	5,352,675
5,000,000	International Business Machines Corp. 0.550%, 02/06/15	5,017,425
5,000,000	Jabil Circuit, Inc. 7.750%, 07/15/16	5,806,250
	Seagate Technology, PLC
2,766,000	10.000%, 05/01/14*	2,904,300
2,500,000	7.750%, 12/15/18	2,768,750
3,000,000	Texas Instruments, Inc. 0.450%, 08/03/15	2,998,770

		35,541,920

	Materials (0.6%)
3,000,000	Ashland, Inc.* 3.000%, 03/15/16	3,067,500
5,100,000	Ball Corp. 7.125%, 09/01/16	5,390,062
7,625,000	Ecolab, Inc. 1.000%, 08/09/15	7,662,172

		16,119,734

	Telecommunication Services (0.4%)
	AT&T, Inc.
6,155,000	0.800%, 12/01/15	6,154,477
5,000,000	0.900%, 02/12/16	5,010,350

		11,164,827

	Utilities (0.2%)
3,000,000	Calpine Corp.* 7.250%, 10/15/17	3,181,875
2,500,000	NextEra Energy, Inc. 1.200%, 06/01/15	2,521,875

		5,703,750

	TOTAL CORPORATE BONDS	505,271,694

PRINCIPAL AMOUNT			VALUE
Sovereign Bonds (4.0%)
		Government of Canada
20,000,000	CAD	2.000%, 06/01/16	$20,420,170
5,000,000	CAD	2.000%, 03/01/14	5,004,045
5,000,000	CAD	1.500%, 11/01/13	4,975,259
		Government of Singapore
19,493,000	SGD	1.125%, 04/01/16	16,252,766
12,000,000	SGD	1.375%, 10/01/14	9,907,477
110,000,000	NOK	Kingdom of Norway 5.000%, 05/15/15	20,533,174
187,500,000	SEK	Kingdom of Sweden 3.000%, 07/12/16	30,833,401

		TOTAL SOVEREIGN BONDS	107,926,292

NUMBER OF CONTRACTS			VALUE

Purchased Options (0.1%)#
		Consumer Discretionary (0.1%)
1,600		Under Armour, Inc. Call, 01/18/14, Strike $50.00	1,680,000

		Information Technology (0.0%)
2,650		Infosys, Ltd. Call, 01/18/14, Strike $52.50	337,875
1,600		KLA-Tencor Corp. Call, 01/18/14, Strike $55.00	672,000

			1,009,875

		TOTAL PURCHASED OPTIONS	2,689,875

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $607,228,155)	615,887,861

NUMBER OF SHARES			VALUE
COMMON STOCKS (43.2%)
		Consumer Discretionary (4.5%)
42,000		Amazon.com, Inc.~#	10,660,020
38,500		Bed Bath & Beyond, Inc.#	2,648,800
55,000		CBS Corp. - Class B	2,517,900
94,000		Coach, Inc.	5,532,840
270,500		Comcast Corp. - Class A	11,171,650
26,500		D.R. Horton, Inc.	691,120
50,000		DIRECTV - Class A#	2,828,000
25,000		Discovery Communications, Inc.#	1,970,500
26,000		Dollar General Corp.#	1,354,340
1,676	CHF	Dufry, AG#	223,282
450,000		Ford Motor Company	6,169,500
78,000		Home Depot, Inc.	5,721,300
44,110		Ignite Restaurant Group, Inc.#	769,278
38,500		International Game Technology	652,575
75,000		Johnson Controls, Inc.	2,625,750

See accompanying Notes to Schedule of Investments	www.calamos.com	99

Market Neutral Income Fund    Schedule of Investments April 30, 2013 (Unaudited)

NUMBER OF SHARES			VALUE
55,000		Kohl’s Corp.	$2,588,300
15,000		Lennar Corp. - Class A	618,300
50,000		Lowe’s Companies, Inc.	1,921,000
57,500		Macy’s, Inc.	2,564,500
90,000		McDonald’s Corp.	9,192,600
18,906		Michael Kors Holdings, Ltd.#	1,076,508
60,000		Nike, Inc. - Class B	3,816,000
25,000	HKD	Prada S.p.A	225,741
7,000		Priceline.com, Inc.#	4,871,930
32,000		PulteGroup, Inc.#	671,680
25,000		Ross Stores, Inc.	1,651,750
65,000		Starbucks Corp.	3,954,600
60,000		Target Corp.	4,233,600
30,000		Time Warner Cable, Inc.	2,816,700
85,000		Time Warner, Inc.	5,081,300
66,000		TJX Companies, Inc.	3,218,820
6,237		Ulta Salon Cosmetics & Fragrance, Inc.#	546,673
36,500		Viacom, Inc. - Class B	2,335,635
213,300		Walt Disney Company	13,403,772
40,000		Yum! Brands, Inc.	2,724,800

			123,051,064

		Consumer Staples (5.1%)
257,000		Altria Group, Inc.	9,383,070
110,000		Archer-Daniels-Midland Company	3,733,400
575,000		Coca-Cola Company~	24,339,750
55,000		Colgate-Palmolive Company	6,567,550
37,000		Costco Wholesale Corp.	4,011,910
145,000		CVS Caremark Corp.	8,436,100
7,655	GBP	Diageo, PLC	233,765
3,678		Estee Lauder Companies Inc.	255,069
50,000		Kimberly-Clark Corp.	5,159,500
53,333		Kraft Foods Group, Inc.	2,746,116
40,931		Lorillard, Inc.	1,755,531
32,000		Mead Johnson Nutrition Company	2,594,880
150,000		Mondelez International, Inc.	4,717,500
160,800		PepsiCo, Inc.	13,261,176
200,122		Philip Morris International, Inc.	19,129,662
190,000		Procter & Gamble Company	14,586,300
221,500		Wal-Mart Stores, Inc.	17,214,980

			138,126,259

		Energy (4.9%)
43,700		Anadarko Petroleum Corp.	3,704,012
32,500		Apache Corp.	2,401,100
75,000		Baker Hughes, Inc.	3,404,250
3,833		Cameron International Corp.#	235,921
75,000		Chesapeake Energy Corp.	1,465,500

NUMBER OF SHARES		VALUE
197,500	Chevron Corp.	$24,096,975
100,000	ConocoPhillips	6,045,000
58,000	Devon Energy Corp.	3,193,480
37,500	EOG Resources, Inc.	4,543,500
375,820	Exxon Mobil Corp.	33,444,222
89,000	Halliburton Company	3,806,530
17,000	Helmerich & Payne, Inc.	996,540
105,000	Marathon Oil Corp.	3,430,350
52,500	Marathon Petroleum Corp.	4,113,900
20,000	Murphy Oil Corp.	1,241,800
55,000	Nabors Industries, Ltd.	813,450
35,000	National Oilwell Varco, Inc.	2,282,700
100,000	Occidental Petroleum Corp.	8,926,000
65,750	Phillips 66	4,007,462
186,000	Schlumberger, Ltd.	13,843,980
55,000	Spectra Energy Corp.	1,734,150
14,815	Transocean, Ltd.#	762,528
65,000	Valero Energy Corp.	2,620,800
28,070	WPX Energy, Inc.#	438,734

		131,552,884

	Financials (7.4%)
37,000	Aflac, Inc.	2,014,280
95,000	Allstate Corp.	4,679,700
135,000	American Express Company~	9,235,350
28,500	American Tower Corp.	2,393,715
950,000	Bank of America Corp.	11,694,500
200,000	Bank of New York Mellon Corp.	5,644,000
85,000	BB&T Corp.	2,615,450
200,000	Berkshire Hathaway, Inc. - Class B~#	21,264,000
23,500	BlackRock, Inc.	6,262,750
25,526	Blackstone Group, LP	524,559
82,733	Capital One Financial Corp.	4,780,313
20,000	Chubb Corp.	1,761,400
255,000	Citigroup, Inc.	11,898,300
51,000	Discover Financial Services	2,230,740
110,000	Fifth Third Bancorp	1,873,300
28,121	Franklin Resources, Inc.	4,349,194
73,000	Goldman Sachs Group, Inc.	10,663,110
45,000	Hartford Financial Services Group, Inc.	1,264,050
523,197	JPMorgan Chase & Company	25,641,885
38,000	Lincoln National Corp.	1,292,380
126,140	MetLife, Inc.	4,918,199
126,701	Morgan Stanley	2,806,427
47,800	Principal Financial Group, Inc.	1,725,580
44,000	Prudential Financial, Inc.	2,658,480
29,000	Simon Property Group, Inc.	5,164,030
23,857	SLM Corp.	492,647

100	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments April 30, 2013 (Unaudited)

NUMBER OF SHARES		VALUE
58,500	State Street Corp.	$3,420,495
43,000	T. Rowe Price Group, Inc.	3,117,500
61,000	Travelers Companies, Inc.	5,210,010
342,500	US Bancorp	11,398,400
30,000	Vornado Realty Trust	2,626,800
625,000	Wells Fargo & Company	23,737,500

		199,359,044

	Health Care (5.7%)
210,800	Abbott Laboratories	7,782,736
210,800	AbbVie, Inc.	9,707,340
26,500	Aetna, Inc.	1,522,160
35,000	Agilent Technologies, Inc.	1,450,400
17,903	Alere, Inc.#	459,749
24,845	Alkermes, PLC#	760,505
36,000	Allergan, Inc.	4,087,800
79,000	Amgen, Inc.	8,232,590
60,000	Baxter International, Inc.	4,192,200
3,235	Biogen Idec, Inc.#	708,239
140,200	Bristol-Myers Squibb Company	5,568,744
40,000	Celgene Corp.#	4,722,800
35,500	Cigna Corp.	2,349,035
75,497	Covidien, PLC	4,819,728
10,000	DaVita HealthCare Partners, Inc.#	1,186,500
14,587	Endologix, Inc.#	219,097
70,000	Express Scripts Holding Company#	4,155,900
125,000	Gilead Sciences, Inc.#	6,330,000
30,957	Insulet Corp.#	781,355
4,000	Intuitive Surgical, Inc.#	1,969,160
315,750	Johnson & Johnson	26,911,373
8,000	Laboratory Corp. of America Holdings#	746,880
90,000	Medtronic, Inc.	4,201,200
369,539	Merck & Company, Inc.	17,368,333
758,600	Pfizer, Inc.	22,052,502
15,000	Quest Diagnostics, Inc.	844,950
42,500	St. Jude Medical, Inc.	1,751,850
25,000	Stryker Corp.	1,639,500
45,000	Thermo Fisher Scientific, Inc.	3,630,600
6,196	Thoratec Corp.#	224,295
85,000	UnitedHealth Group, Inc.	5,094,050

		155,471,571

	Industrials (3.9%)
51,000	3M Company	5,340,210
35,000	Boeing Company	3,199,350
111,000	Caterpillar, Inc.	9,398,370
135,000	CSX Corp.	3,319,650
32,500	Cummins, Inc.	3,457,675

NUMBER OF SHARES			VALUE
60,000		Danaher Corp.	$3,656,400
17,000		Deere & Company	1,518,100
48,000		Eaton Corp., PLC	2,947,680
60,000		Emerson Electric Company	3,330,600
31,500		Expeditors International of Washington, Inc.	1,131,795
35,000		FedEx Corp.	3,290,350
33,000		Fluor Corp.	1,880,340
1,227,500		General Electric Company	27,360,975
72,500		Honeywell International, Inc.	5,331,650
11,125		Jacobs Engineering Group, Inc.#	561,590
17,500		Joy Global, Inc.	989,100
46,000		Norfolk Southern Corp.	3,561,320
12,500		Precision Castparts Corp.	2,391,125
24,336		Terex Corp.#	696,010
40,000		Union Pacific Corp.	5,918,400
82,500		United Parcel Service, Inc.	7,081,800
100,000		United Technologies Corp.	9,129,000

			105,491,490

		Information Technology (7.8%)
75,000		Accenture, PLC - Class A	6,108,000
75,000		Apple, Inc.	33,206,250
42,000		Automatic Data Processing, Inc.	2,828,280
90,000		Broadcom Corp. - Class A	3,240,000
725,000		Cisco Systems, Inc.	15,167,000
18,500		Citrix Systems, Inc.#	1,150,145
33,038		Cognizant Technology Solutions Corp. - Class A#	2,140,862
125,000		Dell, Inc.	1,675,000
95,000		eBay, Inc.#	4,977,050
370,000		EMC Corp.#	8,299,100
23,750		Google, Inc.#	19,583,538
856,500		Intel Corp.	20,513,175
114,200		International Business Machines Corp.	23,130,068
13,500		MasterCard, Inc. - Class A	7,464,555
20,000		Microchip Technology, Inc.	728,400
600,000		Microsoft Corp.	19,860,000
110,000		NVIDIA Corp.	1,514,700
2,104		OpenTable, Inc.#	116,541
304,500		Oracle Corp.	9,981,510
231,100		QUALCOMM, Inc.	14,240,382
46,000		Salesforce.com, Inc.#	1,891,060
159	KRW	Samsung Electronics Company, Ltd.	219,900
18,054		SINA Corp.#	1,016,801
9,200	HKD	Tencent Holdings, Ltd.	317,384
120,000		Texas Instruments, Inc.	4,345,200
25,000		VeriSign, Inc.#	1,151,750

See accompanying Notes to Schedule of Investments	www.calamos.com	101

Market Neutral Income Fund    Schedule of Investments April 30, 2013 (Unaudited)

NUMBER OF SHARES		VALUE
45,000	Visa, Inc.	$7,580,700
9,373	Yelp, Inc.#	243,979

		212,691,330

	Materials (1.2%)
9,000	CF Industries Holdings, Inc.	1,678,590
26,000	Cliffs Natural Resources, Inc.	554,840
130,000	Dow Chemical Company	4,408,300
123,000	E.I. du Pont de Nemours and Company	6,704,730
163,000	Freeport-McMoRan Copper & Gold, Inc.	4,960,090
52,000	Monsanto Company	5,554,640
45,000	Mosaic Company	2,771,550
84,000	Newmont Mining Corp.	2,721,600
16,000	PPG Industries, Inc.	2,354,240

		31,708,580

	Telecommunication Services (1.5%)
630,100	AT&T, Inc.	23,603,546
94,000	CenturyLink, Inc.	3,531,580
255,000	Verizon Communications, Inc.	13,747,050

		40,882,176

	Utilities (1.2%)
43,000	American Electric Power Company, Inc.	2,211,490
30,000	Consolidated Edison, Inc.	1,909,500
55,000	Dominion Resources, Inc.	3,392,400
65,000	Duke Energy Corp.	4,888,000
24,000	Entergy Corp.	1,709,520
70,000	Exelon Corp.	2,625,700
35,000	FirstEnergy Corp.	1,631,000
40,000	NextEra Energy, Inc.	3,281,200
40,000	PG&E Corp.	1,937,600
50,000	PPL Corp.	1,669,000
60,000	Public Service Enterprise Group, Inc.	2,196,600
75,000	Southern Company	3,617,250
30,000	Wisconsin Energy Corp.	1,348,200
45,000	Xcel Energy, Inc.	1,430,550

		33,848,010

	TOTAL COMMON STOCKS (Cost $1,058,741,826)	1,172,182,408

NUMBER OF CONTRACTS		VALUE
PURCHASED OPTIONS (0.2%)#
	Other (0.2%)
	S & P 500 Index
1,000	Put, 07/20/13, Strike $1,530.00	1,915,000
850	Put, 06/28/13, Strike $1,550.00	1,572,500
500	Put, 06/22/13, Strike $1,560.00	922,500

NUMBER OF CONTRACTS		VALUE
500	Put, 07/20/13, Strike $1,540.00	$1,092,500

	TOTAL PURCHASED OPTIONS (Cost $7,833,887)	5,502,500

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENT (7.8%)
211,360,604	Fidelity Prime Money Market Fund - Institutional Class (Cost $211,360,604)	211,360,604

TOTAL INVESTMENTS (102.0%) (Cost $2,571,793,198)		2,764,695,037

LIABILITIES, LESS OTHER ASSETS (-2.0%)		(53,640,735)

NET ASSETS (100.0%)		$2,711,054,302

COMMON STOCKS SOLD SHORT (-13.0%)#
	Consumer Discretionary (-2.9%)
(9,340)	BJ’s Restaurants, Inc.	(320,362)
(100,000)	Coinstar, Inc.	(5,281,000)
(12,796)	Gap, Inc.	(486,120)
(29,156)	Groupon, Inc.	(177,851)
(9,627)	Hasbro, Inc.	(456,031)
(17,422)	Hibbett Sports, Inc.	(955,597)
(84,300)	Iconix Brand Group, Inc.	(2,415,195)
(116,500)	Jarden Corp.	(5,243,665)
(49,500)	M/I Homes, Inc.	(1,217,700)
(45,000)	Meritage Homes Corp.	(2,195,550)
(124,600)	MGM Resorts International	(1,759,352)
(6,972)	Polaris Industries, Inc.	(600,917)
(4,000,000)	Sirius XM Radio, Inc.	(13,000,000)
(142,000)	Sotheby’s	(5,038,160)
(135,000)	Standard Pacific Corp.	(1,221,750)
(9,849)	Tiffany & Company	(725,674)
(120,000)	Under Armour, Inc.	(6,849,600)
(635,500)	Virgin Media, Inc.	(30,999,690)

		(78,944,214)

	Consumer Staples (-0.5%)
(5,056)	Monster Beverage Corp.	(285,159)
(565,500)	Tyson Foods, Inc. - Class A	(13,928,265)

		(14,213,424)

	Energy (-0.9%)
(232,000)	Exterran Holdings, Inc.	(6,129,440)
(14,018)	HollyFrontier Corp.	(693,190)
(48,000)	Hornbeck Offshore Services, Inc.	(2,156,160)
(438,873)	Newpark Resources, Inc.	(4,608,167)
(165,600)	PDC Energy, Inc.	(7,170,480)
(43,000)	SEACOR Holdings, Inc.	(3,100,730)

102	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments April 30, 2013 (Unaudited)

NUMBER OF SHARES			VALUE
(49,000)		Stone Energy Corp.	$(966,770)

			(24,824,937)

		Financials (-1.2%)
(114,650)		Amtrust Financial Services, Inc.	(3,629,819)
(117,959)		Encore Capital Group, Inc.	(3,360,652)
(112,000)		Forestar Group, Inc.	(2,412,480)
(38,104)		Janus Capital Group, Inc.	(339,887)
(58,500)		PHH Corp.	(1,233,180)
(369,406)		Ryman Hospitality Properties, Inc.	(16,423,791)
(100,000)		Starwood Property Trust, Inc.	(2,749,000)
(50,800)		Walter Investment Management Corp.	(1,704,848)

			(31,853,657)

		Health Care (-1.2%)
(4,601)		C.R. Bard, Inc.	(457,155)

(22,928)	SEK	Elekta, AB - Class B	(351,565)
(4,053)		Eli Lilly and Company	(224,455)
(160,000)		Endo Health Solutions, Inc.	(5,862,400)
(747)		HeartWare International, Inc.	(72,608)
(102,650)		LifePoint Hospitals, Inc.	(4,927,200)
(29,400)		Medivation, Inc.	(1,549,674)
(202,700)		Molina Healthcare, Inc.	(6,729,640)
(7,832)		Mylan, Inc.	(227,990)
(73,600)		Salix Pharmaceuticals, Ltd.	(3,848,544)
(8,989)		Techne Corp.	(576,555)
(15,546)		Vanguard Health Systems, Inc.	(227,438)
(162,500)		Volcano Corp.	(3,297,125)
(2,766)	DKK	William Demant Holding, A/S	(221,474)
(139,000)		Wright Medical Group, Inc.	(3,258,160)
(6,212)		Zimmer Holdings, Inc.	(474,907)

			(32,306,890)

		Industrials (-0.6%)
(26,425)		Altra Holdings, Inc.	(704,226)
(2,199)		American Railcar Industries, Inc.	(78,526)
(48,200)		Chart Industries, Inc.	(4,087,842)
(8,477)		Deluxe Corp.	(323,313)
(225,000)		EnerSys	(10,314,000)
(12,750)		General Cable Corp.	(439,620)
(2,211)		Trinity Industries, Inc.	(93,327)

			(16,040,854)

		Information Technology (-4.7%)
(315,000)		Arris Group, Inc.	(5,200,650)
(200,000)		Blucora, Inc.	(2,954,000)
(142,200)		Bottomline Technologies, Inc.	(3,725,640)
(84,000)		BroadSoft, Inc.	(2,147,040)
(156,000)		CACI International, Inc. - Class A	(9,124,440)
(489,400)		Ciena Corp.	(7,321,424)

NUMBER OF SHARES		VALUE
(40,300)	Comtech Telecommunications Corp.	$(991,783)
(239,500)	Concur Technologies, Inc.	(17,509,845)
(77,000)	DealerTrack Holdings, Inc.	(2,144,450)
(76,000)	Equinix, Inc.	(16,271,600)
(5,993)	FactSet Research Systems, Inc.	(563,762)
(264,680)	FEI Company	(16,907,758)
(10,352)	Harris Corp.	(478,262)
(13,250)	Infosys, Ltd.	(553,055)
(56,000)	KLA-Tencor Corp.	(3,038,000)
(16,400)	Lam Research Corp.	(758,008)
(186,900)	Mentor Graphics Corp.	(3,412,794)
(488,976)	Micron Technology, Inc.	(4,606,154)
(307,700)	NetApp, Inc.	(10,735,653)
(44,918)	Nokia Corp.	(151,823)
(142,500)	Nuance Communications, Inc.	(2,713,200)
(224,480)	Photronics, Inc.	(1,771,147)
(77,600)	SanDisk Corp.	(4,069,344)
(97,500)	SYNNEX Corp.	(3,373,500)
(29,800)	Take-Two Interactive Software, Inc.	(454,748)
(68,800)	TTM Technologies, Inc.	(497,424)
(122,000)	Xilinx, Inc.	(4,625,020)

		(126,100,524)

	Materials (-0.5%)
(35,000)	Allegheny Technologies, Inc.	(944,300)
(38,400)	Goldcorp, Inc.	(1,135,872)
(118,000)	Horsehead Holding Corp.	(1,262,600)
(19,750)	Royal Gold, Inc.	(1,097,705)
(66,000)	RTI International Metals, Inc.	(1,915,320)
(75,000)	Silver Standard Resources, Inc.	(535,500)
(319,800)	Steel Dynamics, Inc.	(4,809,792)
(163,500)	United States Steel Corp.	(2,910,300)

		(14,611,389)

	Telecommunication Services (-0.5%)
(544,700)	tw telecom, Inc.	(14,750,476)

	TOTAL COMMON STOCKS SOLD SHORT (Proceeds $288,630,821)	(353,646,365)

PRINCIPAL AMOUNT		VALUE
EXCHANGE-TRADED FUNDS SOLD SHORT (-0.3%)#
(13,153)	Consumer Discretionary Select Sector SPDR Fund	(718,285)
(22,318)	Consumer Staples Select Sector SPDR Fund	(913,699)
(15,856)	Health Care Select Sector SPDR Fund	(750,464)

See accompanying Notes to Schedule of Investments	www.calamos.com	103

Market Neutral Income Fund    Schedule of Investments April 30, 2013 (Unaudited)

PRINCIPAL AMOUNT			VALUE
(3,688)		iShares Dow Jones US Healthcare Providers Index Fund	$(290,209)
(9,520)		iShares Dow Jones US Medical Devices Index Fund	(720,283)
(4,725)		iShares Nasdaq Biotechnology Index Fund	(813,928)
(7,700)	EUR	iShares STOXX Europe 600 Automobiles & Parts Fund	(352,890)
(14,614)		Powershares Dynamic Pharmaceuticals Portfolio	(594,936)
(5,824)		Powershares QQQ	(411,932)
(31,200)		SPDR S&P Regional Banking ETF	(968,760)
(3,423)		SPDR S&P Retail ETF	(251,488)

		TOTAL EXCHANGE-TRADED FUNDS SOLD SHORT (Proceeds $6,371,934)	(6,786,874)

NUMBER OF CONTRACTS			VALUE
WRITTEN OPTIONS (-0.8%)#
		Consumer Discretionary (0.0%)
470		Coach, Inc. Call, 06/22/13, Strike $57.50	(129,250)
500		Coinstar, Inc. Call, 07/20/13, Strike $52.50	(151,250)
30		Priceline.com, Inc. Call, 07/20/13, Strike $750.00	(48,600)

			(329,100)

		Consumer Staples (0.0%)
5,600		Tyson Foods, Inc. Put, 10/19/13, Strike $17.00	(70,000)

		Energy (0.0%)
200		Anadarko Petroleum Corp. Put, 06/22/13, Strike $75.00	(20,700)
260		Marathon Petroleum Corp. Call, 05/18/13, Strike $90.00	(2,600)

150		Phillips 66 Call, 05/18/13, Strike $65.00	(8,625)

			(31,925)

		Health Care (0.0%)
845		AbbVie, Inc. Call, 06/22/13, Strike $47.50	(76,050)
175		Amgen, Inc. Call, 06/22/13, Strike $120.00	(5,075)
150		Baxter International, Inc. Call, 05/18/13, Strike $77.50	(7,950)

			(89,075)

NUMBER OF CONTRACTS		VALUE

	Information Technology (0.0%)
2	Apple, Inc. Put, 05/03/13, Strike $430.00	$(210)
625	Netapp, Inc. Put, 06/22/13, Strike $32.00	(67,813)

		(68,023)

	Other (-0.8%)
	S & P 500 Index
1,750	Call, 07/20/13, Strike $1,600.00	(5,643,750)
1,450	Call, 06/22/13, Strike $1,575.00	(5,829,000)
1,000	Call, 05/18/13, Strike $1,550.00	(4,770,000)
750	Call, 06/28/13, Strike $1,580.00	(2,936,250)
600	Call, 06/22/13, Strike $1,590.00	(1,845,000)
500	Call, 06/22/13, Strike $1,600.00	(1,247,500)

		(22,271,500)

	TOTAL WRITTEN OPTIONS (Premium $13,486,712)	(22,859,623)

NOTES TO SCHEDULE OF INVESTMENTS

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options and securities sold short. The aggregate value of such securities is $176,494,080.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

‡	Variable rate or step bond security. The rate shown is the rate in effect at April 30, 2013.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
KRW	South Korean Won
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

104	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Assets and Liabilities    April 30, 2013 (Unaudited)

	GROWTH FUND	VALUE FUND	FOCUS GROWTH FUND	DISCOVERY GROWTH FUND	INTERNATIONAL GROWTH FUND
ASSETS
Investments in securities, at cost	$3,722,292,722	$74,369,339	$46,609,613	$36,494,544	$890,357,622
Investments in securities, at value	$4,816,710,524	$79,019,473	$57,866,575	$36,683,279	$1,030,167,518
Cash with custodian (interest bearing)	—	—	—	—	—
Restricted cash for short positions (interest bearing)	—	—	—	—	—
Due from investment advisor	—	33,093	52,134	11,816	146,942
Foreign currency (cost $4,849; $384,559)	—	—	4,948	—	384,858
Unrealized appreciation on forward foreign currency contracts	1,280,556	—	13,105	—	—
Receivables:
Accrued interest and dividends	5,106,708	77,332	35,221	5,057	2,501,404
Investments sold	47,703,823	1,459,913	778,787	295,872	14,999,989
Fund shares sold	1,796,019	174,917	12,428	41,429	6,186,029
Prepaid expenses	246,204	41,310	36,721	20,875	109,852
Other assets	789,933	77,046	70,038	11,322	72,541
Total assets	4,873,633,767	80,883,084	58,869,957	37,069,650	1,054,569,133
LIABILITIES
Due to custodian bank	—	—	—	—	—
Securities sold short, at value (proceeds $-)	—	—	—	—	—
Options written, at value (premium $359,488)	—	242,355	—	—	—
Unrealized depreciation on forward foreign currency contracts	3,401,675	—	66,129	—	—
Payables:
Investments purchased	—	1,558,484	574,997	1,253,079	10,925,894
Fund shares redeemed	16,669,335	25,023	11,773	42,908	5,059,845
Dividends payable	—	—	—	—	—
Affiliates:
Investment advisory fees	3,375,731	62,745	47,757	29,608	834,939
Distribution fees	98,146	1,068	901	549	10,818
Deferred compensation to trustees	789,933	77,046	70,038	11,322	72,541
Financial accounting fees	46,622	720	547	339	9,671
Trustees’ fees and officer compensation	34,305	2,051	2,138	2,021	5,561
Other accounts payable and accrued liabilities	2,987,527	17,985	20,080	14,399	449,840
Total liabilities	27,403,274	1,987,477	794,360	1,354,225	17,369,109
NET ASSETS	$4,846,230,493	$78,895,607	$58,075,597	$35,715,425	$1,037,200,024
COMPOSITION OF NET ASSETS
Paid in capital	$3,246,222,516	$69,815,285	$53,987,378	$32,022,615	$958,593,459
Undistributed net investment income (loss)	(6,487,543)	(36,859)	(34,801)	(136,250)	1,207,711
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	514,166,954	4,350,222	(7,081,027)	3,640,325	(62,204,046)
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	1,092,328,566	4,766,959	11,204,047	188,735	139,602,900	*
NET ASSETS	$4,846,230,493	$78,895,607	$58,075,597	$35,715,425	$1,037,200,024
CLASS A SHARES†
Net assets applicable to shares outstanding	$2,451,593,330	$57,939,403	$23,168,954	$22,385,639	$451,457,485
Shares outstanding	49,696,102	4,260,584	1,650,724	1,766,196	24,826,508
Net asset value and redemption price per share	$49.33	$13.60	$14.04	$12.67	$18.18
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$51.79	$14.28	$14.74	$13.30	$19.09
CLASS B SHARES†**
Net assets applicable to shares outstanding	$107,321,397	$1,014,763	$1,212,583	$1,452,253	$8,440,356
Shares outstanding	2,232,058	79,886	91,270	116,889	487,883
Net asset value and redemption price per share	$48.08	$12.70	$13.29	$12.42	$17.30
CLASS C SHARES†**
Net assets applicable to shares outstanding	$1,080,017,444	$4,078,749	$9,558,491	$2,236,424	$69,694,942
Shares outstanding	24,843,945	322,800	719,134	180,009	4,033,880
Net asset value and redemption price per share	$43.47	$12.64	$13.29	$12.42	$17.28
CLASS I SHARES†
Net assets applicable to shares outstanding	$1,194,204,305	$15,751,176	$23,943,789	$8,017,574	$489,602,513
Shares outstanding	21,858,005	1,134,250	1,692,576	628,227	26,628,603
Net asset value and redemption price per share	$54.63	$13.89	$14.15	$12.76	$18.39
CLASS R SHARES†
Net assets applicable to shares outstanding	$13,094,017	$111,516	$191,780	$1,623,535	$18,004,728
Shares outstanding	270,152	8,265	13,806	128,835	1,002,373
Net asset value and redemption price per share	$48.47	$13.49	$13.89	$12.60	$17.96

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

*	Net of deferred foreign capital gains tax of $256,244.

See accompanying Notes to Financial Statements	www.calamos.com	105

Statements of Assets and Liabilities    April 30, 2013 (Unaudited)

	EVOLVING WORLD GROWTH FUND	GLOBAL EQUITY FUND	GROWTH AND INCOME FUND	GLOBAL GROWTH AND INCOME FUND	CONVERTIBLE FUND
ASSETS
Investments in securities, at cost	$402,220,017	$362,134,345	$3,094,250,123	$647,215,257	$1,056,709,795
Investments in securities, at value	$438,802,331	$413,472,147	$3,602,900,262	$737,416,984	$1,178,340,008
Cash with custodian (interest bearing)	30,942	—	—	—	—
Restricted cash for short positions (interest bearing)	—	—	—	—	—
Due from investment advisor	—	52,540	87,894	—	—
Foreign currency (cost $24,807; $60,435)	24,984	60,435	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	696,594	—	142,631
Receivables:
Accrued interest and dividends	610,241	754,158	12,459,263	3,062,969	6,220,098
Investments sold	7,089,686	—	124,848,245	4,004,230	40,786,644
Fund shares sold	2,137,251	940,641	1,435,542	229,427	89,767
Prepaid expenses	46,826	72,024	165,327	94,836	89,708
Other assets	31,286	42,303	379,327	139,054	190,520
Total assets	448,773,547	415,394,248	3,742,972,454	744,947,500	1,225,859,376
LIABILITIES
Due to custodian bank	—	—	—	1,183,343	—
Securities sold short, at value (proceeds $-)	—	—	—	—	—
Options written, at value (premium $-)	—	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	2,255,840	—	948,138
Payables:
Investments purchased	13,097,582	2,529,211	49,730,170	1,508,484	10,590,445
Fund shares redeemed	377,852	872,139	13,746,448	1,517,105	2,694,305
Dividends payable	—	—	—	—	—
Affiliates:
Investment advisory fees	382,500	335,718	2,045,831	608,516	708,667
Distribution fees	3,525	4,251	89,398	15,287	25,917
Deferred compensation to trustees	31,286	42,303	379,327	139,054	190,520
Financial accounting fees	3,988	3,849	35,006	7,097	11,415
Trustees’ fees and officer compensation	3,238	3,200	21,993	10,208	10,202
Other accounts payable and accrued liabilities	212,854	42,959	1,221,899	302,641	485,411
Total liabilities	14,112,825	3,833,630	69,525,912	5,291,735	15,665,020
NET ASSETS	$434,660,722	$411,560,618	$3,673,446,542	$739,655,765	$1,210,194,356
COMPOSITION OF NET ASSETS
Paid in capital	$405,249,760	$377,633,162	$2,982,340,410	$562,548,782	$1,010,381,897
Undistributed net investment income (loss)	(128,321)	402,146	(5,248,287)	(9,399,515)	(6,251,275)
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	(6,923,983)	(17,816,156)	189,256,071	96,285,361	85,236,202
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	36,463,266 *	51,341,466	507,098,348	90,221,137	120,827,532
NET ASSETS	$434,660,722	$411,560,618	$3,673,446,542	$739,655,765	$1,210,194,356
CLASS A SHARES†
Net assets applicable to shares outstanding	$143,998,937	$149,267,486	$1,707,436,723	$255,498,672	$505,698,784
Shares outstanding	10,850,617	11,051,221	51,917,074	22,882,070	28,518,997
Net asset value and redemption price per share	$13.27	$13.51	$32.89	$11.17	$17.73
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$13.93	$14.18	$34.53	$11.73	$18.61
CLASS B SHARES†**
Net assets applicable to shares outstanding	$1,701,364	$2,725,935	$65,103,163	$12,836,650	$12,228,533
Shares outstanding	131,295	209,218	1,726,757	1,137,513	565,189
Net asset value and redemption price per share	$12.96	$13.03	$37.70	$11.28	$21.64
CLASS C SHARES†**
Net assets applicable to shares outstanding	$26,924,498	$34,480,904	$1,131,934,799	$202,809,793	$333,410,114
Shares outstanding	2,078,392	2,651,532	34,352,928	19,282,433	19,005,807
Net asset value and redemption price per share	$12.95	$13.00	$32.95	$10.52	$17.54
CLASS I SHARES†
Net assets applicable to shares outstanding	$260,405,627	$216,958,794	$745,265,461	$266,012,544	$355,680,285
Shares outstanding	19,508,952	15,931,754	23,187,555	23,446,231	21,672,548
Net asset value and redemption price per share	$13.35	$13.62	$32.14	$11.35	$16.41
CLASS R SHARES†
Net assets applicable to shares outstanding	$1,630,296	$8,127,499	$23,706,396	$2,498,106	$3,176,640
Shares outstanding	123,495	609,925	725,426	225,502	179,942
Net asset value and redemption price per share	$13.20	$13.33	$32.68	$11.08	$17.65

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

*	Net of deferred foreign capital gains tax of $144,822.

106	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Assets and Liabilities    April 30, 2013 (Unaudited)

	TOTAL RETURN BOND FUND		HIGH INCOME FUND	MARKET NEUTRAL INCOME FUND
ASSETS
Investments in securities, at cost	$197,968,487		$277,399,157	$2,571,793,198
Investments in securities, at value	$206,757,763		$296,526,453	$2,764,695,037
Cash with custodian (interest bearing)	—		—	18,968,131
Restricted cash for short positions (interest bearing)	—		—	314,903,927
Due from investment advisor	27,975		—	—
Foreign currency (cost $52,111)	—		—	52,713
Unrealized appreciation on forward foreign currency contracts	—		—	—
Receivables:
Accrued interest and dividends	1,813,317		4,814,885	13,109,312
Investments sold	5,540,864		235,325	92,426,512
Fund shares sold	110,509		107,534	11,988,335
Prepaid expenses	30,057		54,873	129,177
Other assets	46,236		87,972	175,579
Total assets	214,326,721		301,827,042	3,216,448,723
LIABILITIES
Due to custodian bank	19,003		—	—
Securities sold short, at value (proceeds $295,002,755)	—		—	360,433,239
Options written, at value (premium $13,486,712)	—		—	22,859,623
Unrealized depreciation on forward foreign currency contracts	—		—	—
Payables:
Investments purchased	1,518,532		240,585	114,973,405
Fund shares redeemed	1,530,425		2,186,956	4,646,215
Dividends payable	24,351		105,610	—
Affiliates:
Investment advisory fees	96,423		184,018	1,495,198
Distribution fees	4,048		5,548	31,684
Deferred compensation to trustees	46,236		87,972	175,579
Financial accounting fees	2,011		2,813	25,292
Trustees’ fees and officer compensation	2,989		3,196	12,671
Other accounts payable and accrued liabilities	49,171		72,366	741,515
Total liabilities	3,293,189		2,889,064	505,394,421
NET ASSETS	$211,033,532		$298,937,978	$2,711,054,302
COMPOSITION OF NET ASSETS
Paid in capital	$199,689,941		$277,813,160	$2,668,824,597
Undistributed net investment income (loss)	(558,755)		(550,181)	2,233,630
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	3,092,891		2,547,577	(78,117,883)
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	8,809,455		19,127,422	118,113,958
NET ASSETS	$211,033,532		$298,937,978	$2,711,054,302
CLASS A SHARES†
Net assets applicable to shares outstanding	$119,632,088		$221,908,762	$1,224,653,667
Shares outstanding	10,828,913		21,945,543	95,040,200
Net asset value and redemption price per share	$11.05		$10.11	$12.89
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$11.48	#	$10.61	$13.53
CLASS B SHARES†**
Net assets applicable to shares outstanding	$6,681,819		$4,493,200	$10,629,136
Shares outstanding	604,872		424,248	782,382
Net asset value and redemption price per share	$11.05		$10.59	$13.59
CLASS C SHARES†**
Net assets applicable to shares outstanding	$36,142,358		$40,860,275	$259,398,588
Shares outstanding	3,272,724		3,892,100	19,822,478
Net asset value and redemption price per share	$11.04		$10.50	$13.09
CLASS I SHARES†
Net assets applicable to shares outstanding	$46,834,224		$31,317,912	$1,211,765,103
Shares outstanding	4,240,926		3,097,164	94,966,017
Net asset value and redemption price per share	$11.04		$10.11	$12.76
CLASS R SHARES†
Net assets applicable to shares outstanding	$1,743,043		$357,829	$4,607,808
Shares outstanding	157,754		35,426	358,750
Net asset value and redemption price per share	$11.05		$10.10	$12.84

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

#	For Total Return Bond Fund, maximum offering price per share is Net asset value plus 3.75% of offering price.

See accompanying Notes to Financial Statements	www.calamos.com	107

Statements of Operations    Six Months Ended April 30, 2013 (Unaudited)

	GROWTH FUND	VALUE FUND	FOCUS GROWTH FUND	DISCOVERY GROWTH FUND	INTERNATIONAL GROWTH FUND
INVESTMENT INCOME
Interest	$3,486	$1,981	$2,633	$—	$—
Dividends	32,481,980	715,245	379,039	202,447	8,987,093
Dividend taxes withheld	(513,502)	(6,487)	(7,327)	—	(760,330)
Total investment income	31,971,964	710,739	374,345	202,447	8,226,763

EXPENSES
Investment advisory fees	23,125,369	341,202	294,169	177,517	4,925,364
Performance fees	—	—	—	—	165,364
Distribution fees
Class A	3,567,969	62,976	28,274	27,126	586,325
Class B	679,896	5,440	7,051	6,881	44,462
Class C	5,874,035	19,051	47,707	11,238	338,352
Class R	37,353	256	452	3,589	39,290
Transfer agent fees	4,310,299	25,078	23,996	13,227	636,757
Printing and mailing fees	715,536	10,858	8,732	7,521	77,177
Financial accounting fees	320,679	3,911	3,371	2,034	58,012
Accounting fees	143,424	9,990	10,548	10,690	34,664
Trustees’ fees and officer compensation	122,340	8,860	8,829	8,362	27,118
Custodian fees	85,233	4,007	5,615	3,558	190,092
Audit fees	80,048	6,765	6,535	6,265	19,854
Registration fees	78,661	28,716	27,621	28,462	59,077
Legal fees	73,796	8,250	4,876	4,641	10,720
Dividend or interest expense on short positions	—	—	—	—	—
Other	192,815	3,176	32,320	3,140	22,470
Total expenses	39,407,453	538,536	510,096	314,251	7,235,098
Less expense reductions	—	(143,732)	(160,853)	(43,522)	(405,403)
Net expenses	39,407,453	394,804	349,243	270,729	6,829,695
NET INVESTMENT INCOME (LOSS)	(7,435,489)	315,935	25,102	(68,282)	1,397,068

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	519,562,424	5,682,443	3,447,684	4,478,982	(14,120,736)
Purchased options	(1,589,818)	(323,214)	—	(726,966)	—
Foreign currency transactions	(5,266,574)	(148)	34,882	(374)	(277,587)
Written options	1,460,846	382,973	—	—	—
Short positions	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	(134,495,888)	3,266,275	975,535	(1,610,289)	67,401,065 *
Purchased options	1,488,943	(89,352)	—	423,566	—
Foreign currency translations	(506,395)	259	(26,145)	—	54,423
Written options	(1,354,612)	117,133	—	—	—
Short positions	—	—	—	—	—
NET GAIN (LOSS)	379,298,926	9,036,369	4,431,956	2,564,919	53,057,165
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$371,863,437	$9,352,304	$4,457,058	$2,496,637	$54,454,233

*	Net of change of $205,767 in deferred capital gains tax.

108	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Operations    Six Months Ended April 30, 2013 (Unaudited)

	EVOLVING WORLD GROWTH FUND	GLOBAL EQUITY FUND	GROWTH AND INCOME FUND	GLOBAL GROWTH AND INCOME FUND	CONVERTIBLE FUND
INVESTMENT INCOME
Interest	$683,255	$—	$31,406,664	$6,728,387	$14,495,150
Dividends	2,132,036	3,085,577	30,264,047	6,601,221	7,047,990
Dividend taxes withheld	(127,690)	(150,031)	(247,683)	(195,972)	(33,775)
Total investment income	2,687,601	2,935,546	61,423,028	13,133,636	21,509,365

EXPENSES
Investment advisory fees	1,990,725	2,008,616	13,202,093	5,368,680	4,624,737
Performance fees	—	22,920	—	—	—
Distribution fees
Class A	168,653	176,733	2,293,285	347,537	690,944
Class B	8,203	13,183	87,335	72,344	64,718
Class C	120,136	158,446	5,966,175	1,072,902	1,755,961
Class R	3,959	16,998	58,050	6,949	8,039
Transfer agent fees	165,384	165,210	2,365,249	478,932	738,711
Printing and mailing fees	30,613	30,819	349,327	74,233	64,593
Financial accounting fees	20,741	23,019	226,198	63,824	74,976
Accounting fees	18,397	19,280	108,917	38,464	43,580
Trustees’ fees and officer compensation	14,452	15,319	86,331	33,735	33,472
Custodian fees	108,274	41,922	118,303	103,964	37,826
Audit fees	10,497	11,261	58,667	20,903	22,637
Registration fees	42,797	37,363	69,838	46,912	46,164
Legal fees	6,962	6,389	46,391	20,039	24,847
Dividend or interest expense on short positions	—	—	—	—	—
Other	16,938	14,204	82,557	166,491	48,385
Total expenses	2,726,731	2,761,682	25,118,716	7,915,909	8,279,590
Less expense reductions	—	(86,332)	—	—	—
Net expenses	2,726,731	2,675,350	25,118,716	7,915,909	8,279,590
NET INVESTMENT INCOME (LOSS)	(39,130)	260,196	36,304,312	5,217,727	13,229,775

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(761,341)	(7,070,257)	173,466,561	81,474,940	59,837,393
Purchased options	—	—	(6,816,532)	2,234,353	6,505,216
Foreign currency transactions	(89,273)	750,799	(8,418,643)	6,067,348	598,285
Written options	—	—	927,153	—	2,041,606
Short positions	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	13,435,668 *	22,122,234	(18,824,203)	(31,417,655)	40,709,301
Purchased options	—	—	(5,298,882)	2,081,749	(586,620)
Foreign currency translations	28,101	203,037	(1,091,527)	52,840	(815,370)
Written options	—	—	(2,401,105)	—	(1,230,561)
Short positions	—	—	—	—	—
NET GAIN (LOSS)	12,613,155	16,005,813	131,542,822	60,493,575	107,059,250
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$12,574,025	$16,266,009	$167,847,134	$65,711,302	$120,289,025

*	Net of change of $(163,841) in deferred capital gains tax.

See accompanying Notes to Financial Statements	www.calamos.com	109

Statements of Operations    Six Months Ended April 30, 2013 (Unaudited)

	TOTAL RETURN BOND FUND	HIGH INCOME FUND	MARKET NEUTRAL INCOME FUND
INVESTMENT INCOME
Interest	$3,244,869	$9,266,655	$20,130,036
Dividends	2,106	216,085	13,717,495
Dividend taxes withheld	—	—	—
Total investment income	3,246,975	9,482,740	33,847,531

EXPENSES
Investment advisory fees	615,003	1,111,787	8,598,021
Performance fees	—	—	—
Distribution fees
Class A	161,307	272,487	1,457,329
Class B	38,636	26,049	57,038
Class C	202,830	208,582	1,287,684
Class R	4,337	894	11,466
Transfer agent fees	86,836	96,078	1,663,740
Printing and mailing fees	17,184	34,014	188,886
Financial accounting fees	12,814	16,987	145,043
Accounting fees	20,283	21,420	98,539
Trustees’ fees and officer compensation	12,148	13,442	55,452
Custodian fees	7,923	9,788	48,572
Audit fees	8,799	9,794	39,345
Registration fees	33,086	41,086	80,180
Legal fees	6,456	7,522	27,844
Dividend or interest expense on short positions	—	—	2,629,609
Other	7,214	7,106	50,963
Total expenses	1,234,856	1,877,036	16,439,711
Less expense reductions	(100,129)	—	—
Net expenses	1,134,727	1,877,036	16,439,711
NET INVESTMENT INCOME (LOSS)	2,112,248	7,605,704	17,407,820

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	4,242,942	2,847,258	34,299,492
Purchased options	—	—	(25,652,138)
Foreign currency transactions	(31,422)	(10,347)	(27,035)
Written options	—	—	(10,000,975)
Short positions	—	—	(33,584,470)
Change in net unrealized appreciation/(depreciation) on:
Investments	(4,482,296)	8,536,798	118,971,531
Purchased options	—	—	(4,706,490)
Foreign currency translations	14,005	41	(17,593)
Written options	—	—	(17,782,675)
Short positions	—	—	(20,400,588)
NET GAIN (LOSS)	(256,771)	11,373,750	41,099,059
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,855,477	$18,979,454	$58,506,879

110	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	GROWTH FUND		VALUE FUND		FOCUS GROWTH FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2013	YEAR ENDED OCTOBER 31, 2012	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2013	YEAR ENDED OCTOBER 31, 2012	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2013	YEAR ENDED OCTOBER 31, 2012
OPERATIONS
Net investment income (loss)	$(7,435,489)	$(40,065,292)	$315,935	$346,869	$25,102	$7,339
Net realized gain (loss)	514,166,878	449,914,876	5,742,054	4,862,459	3,482,566	2,479,718
Change in unrealized appreciation/(depreciation)	(134,867,952)	(236,152,702)	3,294,315	(2,471,117)	949,390	1,348,668
Net increase (decrease) in net assets resulting from operations	371,863,437	173,696,882	9,352,304	2,738,211	4,457,058	3,835,725

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	—	(737,934)	—	(104,512)	—
Class B	—	—	(1,950)	—	—	—
Class C	—	—	(24,343)	—	—	—
Class I	—	—	(182,009)	—	(196,514)	—
Class R	—	—	(1,105)	—	(711)	—
Net realized gains
Class A	(219,525,801)	(171,056,925)	—	—	—	—
Class B	(11,337,657)	(13,005,728)	—	—	—	—
Class C	(100,066,425)	(68,697,929)	—	—	—	—
Class I	(104,387,277)	(63,002,615)	—	—	—	—
Class R	(1,135,750)	(557,225)	—	—	—	—
Total distributions	(436,452,910)	(316,320,422)	(947,341)	—	(301,737)	—

CAPITAL SHARE TRANSACTIONS	(1,480,853,272)	(1,192,705,308)	16,782,791	9,405,927	(4,453,491)	(5,859,476)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,545,442,745)	(1,335,328,848)	25,187,754	12,144,138	(298,170)	(2,023,751)

NET ASSETS
Beginning of period	$6,391,673,238	$7,727,002,086	$53,707,853	$41,563,715	$58,373,767	$60,397,518
End of period	4,846,230,493	6,391,673,238	78,895,607	53,707,853	58,075,597	58,373,767
Undistributed net investment income (loss)	$(6,487,543)	$947,946	$(36,859)	$594,547	$(34,801)	$241,834

See accompanying Notes to Financial Statements	www.calamos.com	111

Statements of Changes in Net Assets

	DISCOVERY GROWTH FUND		INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2013	YEAR ENDED OCTOBER 31, 2012	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2013	YEAR ENDED OCTOBER 31, 2012	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2013	YEAR ENDED OCTOBER 31, 2012
OPERATIONS
Net investment income (loss)	$(68,282)	$(421,773)	$1,397,068	$2,843,664	$(39,130)	$1,218,386
Net realized gain (loss)	3,751,642	1,851,947	(14,398,323)	12,337,579	(850,614)	(7,148,490)
Change in unrealized appreciation/(depreciation)	(1,186,723)	(2,007,935)	67,455,488	29,309,719	13,463,769	12,827,542
Net increase (decrease) in net assets resulting from operations	2,496,637	(577,761)	54,454,233	44,490,962	12,574,025	6,897,438

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	—	(984,021)	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	(1,796,204)	—	(417,372)	(75,083)
Class R	—	—	(11,624)	—	—	—
Net realized gains
Class A	—	—	—	—	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	—	—	—
Class R	—	—	—	—	—	—
Total distributions	—	—	(2,791,849)	—	(417,372)	(75,083)

CAPITAL SHARE TRANSACTIONS	(1,559,321)	(1,020,812)	23,380,087	382,083,636	83,536,414	126,572,110
TOTAL INCREASE (DECREASE) IN NET ASSETS	937,316	(1,598,573)	75,042,471	426,574,598	95,693,067	133,394,465

NET ASSETS
Beginning of period	$34,778,109	$36,376,682	$962,157,553	$535,582,955	$338,967,655	$205,573,190
End of period	35,715,425	34,778,109	1,037,200,024	962,157,553	434,660,722	338,967,655
Undistributed net investment income (loss)	$(136,250)	$(67,968)	$1,207,711	$2,602,492	$(128,321)	$328,181

112	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	GLOBAL EQUITY FUND		GROWTH AND INCOME FUND		GLOBAL GROWTH AND INCOME FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2013	YEAR ENDED OCTOBER 31, 2012	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2013	YEAR ENDED OCTOBER 31, 2012	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2013	YEAR ENDED OCTOBER 31, 2012
OPERATIONS
Net investment income (loss)	$260,196	$(128,877)	$36,304,312	$63,818,098	$5,217,727	$18,015,623
Net realized gain (loss)	(6,319,458)	(5,033,983)	159,158,539	167,503,971	89,776,641	54,059,940
Change in unrealized appreciation/(depreciation)	22,325,271	21,600,915	(27,615,717)	(73,394,550)	(29,283,066)	(19,835,526)
Net increase (decrease) in net assets resulting from operations	16,266,009	16,438,055	167,847,134	157,927,519	65,711,302	52,240,037

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(244,642)	—	(15,773,387)	(42,063,518)	(2,349,628)	(7,009,422)
Class B	—	—	(626,366)	(1,291,507)	(36,898)	(267,238)
Class C	—	—	(7,810,027)	(17,074,300)	(731,303)	(3,459,438)
Class I	(746,786)	—	(7,869,111)	(21,721,909)	(7,155,058)	(24,269,976)
Class R	(5,447)	—	(175,342)	(346,535)	(16,661)	(30,943)
Net realized gains
Class A	—	—	(49,840,119)	—	(6,397,312)	—
Class B	—	—	(1,916,346)	—	(332,463)	—
Class C	—	—	(32,041,189)	—	(5,146,030)	—
Class I	—	—	(23,069,234)	—	(17,597,797)	—
Class R	—	—	(595,008)	—	(60,730)	—
Total distributions	(996,875)	—	(139,716,129)	(82,497,769)	(39,823,880)	(35,037,017)

CAPITAL SHARE TRANSACTIONS	29,705,457	220,388,324	(615,164,719)	(234,011,464)	(833,024,081)	(137,655,545)
TOTAL INCREASE (DECREASE) IN NET ASSETS	44,974,591	236,826,379	(587,033,714)	(158,581,714)	(807,136,659)	(120,452,525)

NET ASSETS
Beginning of period	$366,586,027	$129,759,648	$4,260,480,256	$4,419,061,970	$1,546,792,424	$1,667,244,949
End of period	411,560,618	366,586,027	3,673,446,542	4,260,480,256	739,655,765	1,546,792,424
Undistributed net investment income (loss)	$402,146	$1,138,825	$(5,248,287)	$(9,298,366)	$(9,399,515)	$(4,327,694)

See accompanying Notes to Financial Statements	www.calamos.com	113

Statements of Changes in Net Assets

	CONVERTIBLE FUND		TOTAL RETURN BOND FUND		HIGH INCOME FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2013	YEAR ENDED OCTOBER 31, 2012	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2013	YEAR ENDED OCTOBER 31, 2012	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2013	YEAR ENDED OCTOBER 31, 2012
OPERATIONS
Net investment income (loss)	$13,229,775	$40,784,530	$2,112,248	$4,275,462	$7,605,704	$14,991,398
Net realized gain (loss)	68,982,500	155,691,978	4,211,520	1,475,941	2,836,911	4,816,407
Change in unrealized appreciation/(depreciation)	38,076,750	(192,512,678)	(4,468,291)	1,755,862	8,536,839	4,635,385
Net increase (decrease) in net assets resulting from operations	120,289,025	3,963,830	1,855,477	7,507,265	18,979,454	24,443,190

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(758,875)	(8,359,078)	(1,847,223)	(3,592,146)	(6,928,305)	(10,509,844)
Class B	—	(170)	(82,238)	(257,383)	(137,192)	(312,056)
Class C	—	(305,060)	(433,367)	(1,014,357)	(1,093,650)	(1,812,604)
Class I	(1,241,111)	(7,272,171)	(677,474)	(1,291,953)	(1,039,289)	(1,583,127)
Class R	(229)	(22,737)	(22,106)	(43,844)	(10,818)	(16,155)
Net realized gains
Class A	(50,867,529)	(92,347,672)	(606,992)	(417,256)	(2,912,565)	(2,568,614)
Class B	(961,028)	(1,293,102)	(36,406)	(47,389)	(74,184)	(111,731)
Class C	(31,809,505)	(43,373,641)	(194,003)	(174,376)	(556,178)	(520,378)
Class I	(38,165,099)	(56,490,063)	(192,508)	(144,946)	(424,052)	(312,122)
Class R	(277,179)	(317,644)	(7,554)	(5,793)	(4,731)	(3,959)
Total distributions	(124,080,555)	(209,781,338)	(4,099,871)	(6,989,443)	(13,180,964)	(17,750,590)

CAPITAL SHARE TRANSACTIONS	(319,798,600)	(899,392,771)	(22,544,898)	14,133,319	(4,918,775)	37,625,231
TOTAL INCREASE (DECREASE) IN NET ASSETS	(323,590,130)	(1,105,210,279)	(24,789,292)	14,651,141	879,715	44,317,831

NET ASSETS
Beginning of period	$1,533,784,486	$2,638,994,765	$235,822,824	$221,171,683	$298,058,263	$253,740,432
End of period	1,210,194,356	1,533,784,486	211,033,532	235,822,824	298,937,978	298,058,263
Undistributed net investment income (loss)	$(6,251,275)	$(17,480,835)	$(558,755)	$391,405	$(550,181)	$1,053,369

114	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	MARKET NEUTRAL INCOME FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2013	YEAR ENDED OCTOBER 31, 2012
OPERATIONS
Net investment income (loss)	$17,407,820	$39,999,426
Net realized gain (loss)	(34,965,126)	15,386,918
Change in unrealized appreciation/(depreciation)	76,064,185	86,097,594
Net increase (decrease) in net assets resulting from operations	58,506,879	141,483,938

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(8,537,333)	(14,727,966)
Class B	(31,615)	(60,598)
Class C	(866,629)	(1,290,576)
Class I	(9,483,144)	(13,818,404)
Class R	(29,238)	(44,158)
Net realized gains
Class A	—	—
Class B	—	—
Class C	—	—
Class I	—	—
Class R	—	—
Total distributions	(18,947,959)	(29,941,702)

CAPITAL SHARE TRANSACTIONS	189,827,650	28,271,460
TOTAL INCREASE (DECREASE) IN NET ASSETS	229,386,570	139,813,696

NET ASSETS
Beginning of period	$2,481,667,732	$2,341,854,036
End of period	2,711,054,302	2,481,667,732
Undistributed net investment income (loss)	$2,233,630	$3,773,769

See accompanying Notes to Financial Statements	www.calamos.com	115

Notes to Financial Statements    (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization.  CALAMOS INVESTMENT TRUST, a Massachusetts business trust organized December 21, 1987 (the “Trust”), consists of thirteen series, Growth Fund, Value Fund, Focus Growth Fund (formerly Blue Chip Fund), Discovery Growth Fund, International Growth Fund, Evolving World Growth Fund, Global Equity Fund, Growth and Income Fund, Global Growth and Income Fund, Convertible Fund, Total Return Bond Fund, High Income Fund and Market Neutral Income Fund (each a “Fund” and collectively the “Funds”). The Trust is registered under the Investment Company Act of 1940 as amended (the “1940 Act”) as an open-end management investment company. The Trust currently offers Class A, Class C, Class I and Class R shares of each of the Funds. Class B shares continue to be outstanding, but are no longer an offered class of shares.

Fund Valuation.  The valuation of the Funds’ investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the respective Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the respective Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

Each Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

116	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions.  Investment transactions are recorded on a trade date basis as of April 30, 2013. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation.  Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds and Classes.  Expenses directly attributable to a Fund are charged to that Fund; certain other common expenses of the Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund are allocated proportionately among each fund to which the expenses relate in relation to the net assets of each fund or on another reasonable basis. Expenses directly attributable to a particular class of a fund in the Trust are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day plus current day fund share activity.

Use of Estimates.  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Income Taxes.  No provision has been made for U.S. income taxes because the Trust’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Funds’ taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

The Funds recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2008 – 2012 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications.  Under the Trust’s organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnifications to other parties. Each Fund’s maximum exposure

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Notes to Financial Statements    (Unaudited)

under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Funds’ management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), each Fund pays a monthly investment advisory fee based on the average daily net assets of the Fund, as shown below:

AVERAGE DAILY NET ASSETS	GROWTH FUND ANNUAL RATE	EVOLVING WORLD GROWTH FUND ANNUAL RATE	TOTAL RETURN BOND FUND ANNUAL RATE	VALUE FUND, FOCUS GROWTH FUND, INTERNATIONAL GROWTH FUND*, GLOBAL EQUITY FUND*, GLOBAL GROWTH AND INCOME FUND ANNUAL RATE
First $500 million	1.00%	1.10%	0.55%	1.00%

Next $500 million	0.90%	1.05%	0.53%	0.95%

Next $5 billion	0.80%	1.00%	0.51%	0.90%

Next $5 billion	0.78%	0.98%	0.49%	0.88%

Next $5 billion	0.76%	0.96%	0.48%	0.86%

Next $5 billion	0.74%	0.94%	0.47%	0.84%

Next $5 billion	0.72%	0.92%	0.46%	0.82%

Over $26 billion	0.70%	0.90%	0.45%	0.80%

*	International Growth Fund and Global Equity Fund are subject to a possible adjustment based on performance as described below.

AVERAGE DAILY NET ASSETS	GROWTH AND INCOME FUND, CONVERTIBLE FUND, HIGH INCOME FUND, AND MARKET NEUTRAL INCOME FUND ANNUAL RATE	DISCOVERY GROWTH FUND ANNUAL RATE
First $500 million	0.75%	1.00%

Next $500 million	0.70%	0.90%

Over $1 billion	0.65%	0.80%

Each of the International Growth and Global Equity Funds pays a fee based on average daily net assets of the Fund that is accrued daily and paid on a monthly basis, subject to possible adjustment based on the Fund’s investment performance (since March 2006 for International Growth Fund and since February 2008 for Global Equity Fund). The performance adjustment increases or decreases the management fee, on a monthly basis, by 1/12 of 0.03% of a Fund’s average daily net assets over the performance period for each full 1% increment amount by which a Fund outperforms or underperforms the benchmark index (“Index”), on an annualized basis, over the performance measurement period. The benchmark indexes are the MSCI EAFE Growth Index and the MSCI World Index for the International Growth Fund and Global Equity Fund, respectively.

The base fee is shown in the table above. The performance adjustment rate is calculated by comparing over the performance measurement period the Fund’s Class A share performance to that of the respective Index. The performance measurement period commenced at the beginning of each Fund’s first full month of operation (April 2005 and March 2007 for the International Growth Fund and Global Equity Fund, respectively). The first performance adjustment was applied to the advisory fee at the end of the twelfth month. Each month subsequent to the twelfth month, a new month is added to the performance measurement period until the performance measurement period includes 36 months. Thereafter, the performance measurement period consists of the most recent month plus the previous 35 months.

The performance comparison is made at the end of each month. The maximum annualized performance adjustment rate is +/- 0.30% of the Fund’s average daily net assets over the performance measurement period. The performance adjustment rate is divided by twelve and multiplied by the Fund’s average daily net assets over the performance measurement period, and the resulting dollar amount is then added to or subtracted from the base fee. Calamos Advisors may receive a positive performance adjustment even if the Fund has a negative return over a performance measurement period if it otherwise outperforms the Index during that period.

118	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

Pursuant to a financial accounting services agreement, during the year the Funds paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust, Calamos Advisors Trust and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Funds pay their pro rata share of the financial accounting services fee payable to Calamos Advisors based on their relative portion of combined assets used in calculating the fee.

The Trust reimburses Calamos Advisors for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fees and officer compensation” expense on the Statements of Operations.

Calamos Advisors has contractually agreed to limit the annual ordinary operating expenses of each Fund as a percentage of the average daily net assets as follows:

FUND	CLASS A SHARES	CLASS B SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R SHARES
Growth Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Value Fund	1.15%	1.90%	1.90%	0.90%	1.40%
Focus Growth Fund	1.15%	1.90%	1.90%	0.90%	1.40%
Discovery Growth Fund	1.50%	2.25%	2.25%	1.25%	1.75%
International Growth Fund	1.40%	2.15%	2.15%	1.15%	1.65%
Evolving World Growth Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Global Equity Fund	1.40%	2.15%	2.15%	1.15%	1.65%
Growth and Income Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Global Growth and Income Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Convertible Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Total Return Bond Fund	0.90%	1.65%	1.65%	0.65%	1.15%
High Income Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Market Neutral Income Fund	1.75%	2.50%	2.50%	1.50%	2.00%

These agreements are binding on Calamos Advisors through June 30, 2013.

For the period ended April 30, 2013, the Funds waived or absorbed the following expenses:

FUND	AMOUNT
Value Fund	$143,732
Focus Growth Fund	160,853
Discovery Growth Fund	43,522
International Growth Fund	405,403
Global Equity Fund	86,332
Total Return Bond Fund	100,129

These amounts are included in the Statements of Operations under the caption “Expense reductions”.

As Distributor, Calamos Financial Services LLC (“CFS”) assumed all expenses of personnel, office space, office facilities and equipment incidental to such service. Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act whereby the Fund pays to CFS a distribution and/or service fee at the annual rate of 0.25% of the average daily net assets of the Fund’s Class A shares; a service fee at the annual rate of 0.25% and a distribution fee at the rate of 0.75% of the average daily net assets of the Fund’s Class B and Class C shares; and a service fee at the annual rate of 0.25% and a distribution fee of 0.25% of the average daily net assets of the Fund’s Class R shares. No such fees are paid on each Fund’s Class I shares.

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Notes to Financial Statements    (Unaudited)

CFS also receives a sales commission and/or an underwriting fee on certain sales of each Fund’s Class A shares. During the period ended April 30, 2013, CFS received commissions and underwriting fees as follows:

FUND	AMOUNT
Growth Fund	$66,120
Value Fund	1,945
Focus Growth Fund	1,231
Discovery Growth Fund	3,263
International Growth Fund	15,567
Evolving World Growth Fund	24,652
Global Equity Fund	21,225
Growth and Income Fund	42,869
Global Growth and Income Fund	6,846
Convertible Fund	50
Total Return Bond Fund	3,060
High Income Fund	8,302
Market Neutral Income Fund	33,522

Pursuant to an agreement with US Bancorp Fund Services, LLC, the Funds’ transfer agent (“US Bancorp”), CFS provides certain shareholder administrative services to US Bancorp. CFS receives from US Bancorp an annual aggregate fee of $175,000, paid in monthly installments, for providing these services which relate to Calamos Investment Trust and Calamos Advisors Trust. Also, US Bancorp pays license fees to unaffiliated third parties for CFS’ utilization of certain transfer agent and phone systems in providing the shareholder administrative services. The fees paid to CFS and the payment of license fees to third parties are borne by US Bancorp. The Funds have not assumed or incurred any additional expenses in connection with CFS providing these services to US Bancorp, and the transfer agency fees payable by the Funds to US Bancorp have not increased as a result thereof.

A trustee and certain officers of the Trust are also officers and directors of CFS and Calamos Advisors. Such trustee and officers serve without direct compensation from the Trust. The Funds’ Statement of Additional Information contains additional information about the Funds’ trustees and is available upon request without charge by calling our toll free number 800.582.6959.

Certain affiliates of Calamos Advisors hold material investments in the Funds. As of April 30, 2013, they held 29% and 54% of the outstanding shares of Focus Growth Fund and Discovery Growth Fund, respectively.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of the Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares.

120	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

At April 30, 2013, the Funds had deferred compensation balances, which are included in “Other assets” on the Statements of Assets and Liabilities, as follows:

FUND	AMOUNT
Growth Fund	$789,933
Value Fund	77,046
Focus Growth Fund	70,038
Discovery Growth Fund	11,322
International Growth Fund	72,541
Evolving World Growth Fund	31,286
Global Equity Fund	42,303
Growth and Income Fund	379,327
Global Growth and Income Fund	139,054
Convertible Fund	190,520
Total Return Bond Fund	46,236
High Income Fund	87,972
Market Neutral Income Fund	175,579

Each Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statements of Assets and Liabilities at April 30, 2013.

Note 3 – Investments

The cost of purchases and proceeds from sale of long-term investments for the period ended April 30, 2013 were as follows:

	COST OF PURCHASES		PROCEEDS FROM SALES
FUND	U.S. GOV’T SECURITIES	OTHER	U.S. GOV’T SECURITIES	OTHER
Growth Fund	$—	$1,669,570,601	$—	$3,579,168,593
Value Fund	—	105,990,219	—	90,242,278
Focus Growth Fund	—	27,161,964	—	31,198,408
Discovery Growth Fund	—	48,218,540	—	49,215,754
International Growth Fund	—	337,550,590	—	320,527,042
Evolving World Growth Fund	—	193,036,476	—	114,997,332
Global Equity Fund	—	154,630,860	—	117,683,952
Growth and Income Fund	—	1,258,489,714	—	1,971,633,200
Global Growth and Income Fund	—	208,662,208	—	1,023,208,437
Convertible Fund	—	527,060,709	—	981,948,938
Total Return Bond Fund	—	31,749,392	—	59,445,617
High Income Fund	—	80,756,765	—	87,722,010
Market Neutral Income Fund	—	913,622,957	—	927,800,890

The following information is presented on a federal income tax basis as of April 30, 2013. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

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Notes to Financial Statements    (Unaudited)

The cost basis of investments for federal income tax purposes at April 30, 2013 was as follows:

FUND	COST BASIS OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
Growth Fund	$3,721,140,722	$1,128,346,883	$(32,777,081)	$1,095,569,802
Value Fund	74,413,217	5,658,819	(1,052,563)	4,606,256
Focus Growth Fund	46,595,363	12,258,621	(987,409)	11,271,212
Discovery Growth Fund	36,494,531	2,087,788	(1,899,040)	188,748
International Growth Fund	890,464,498	158,629,977	(18,926,957)	139,703,020
Evolving World Growth Fund	401,627,216	46,280,807	(9,105,692)	37,175,115
Global Equity Fund	362,336,661	58,630,440	(7,494,954)	51,135,486
Growth and Income Fund	3,081,935,337	586,381,608	(65,416,683)	520,964,925
Global Growth and Income Fund	647,367,786	97,263,753	(7,214,555)	90,049,198
Convertible Fund	1,059,275,069	131,665,015	(12,600,076)	119,064,939
Total Return Bond Fund	198,858,458	8,245,421	(346,116)	7,899,305
High Income Fund	277,964,424	18,739,168	(177,139)	18,562,029
Market Neutral Income Fund	2,572,743,105	247,673,671	(55,721,739)	191,951,932

Note 4 – Income Taxes

The tax character of distributions for the period ended April 30, 2013 will be determined at the end of each Fund’s current fiscal year. Distributions during the fiscal period ended October 31, 2012 were characterized for federal income tax purposes as follows:

	YEAR ENDED OCTOBER 31, 2012
FUND	ORDINARY INCOME	LONG-TERM CAPITAL GAIN
Growth Fund	$—	$316,320,422
Value Fund	—	—
Focus Growth Fund	—	—
Discovery Growth Fund	—	—
International Growth Fund	1,523,973	—
Evolving World Growth Fund	496,169	—
Global Equity Fund	—	—
Growth and Income Fund	97,394,375	—
Global Growth and Income Fund	39,679,501	—
Convertible Fund	56,524,060	213,577,422
Total Return Bond Fund	5,946,236	789,760
High Income Fund	14,840,208	3,613,655
Market Neutral Income Fund	29,941,702	—

As of October 31, 2012, the components of accumulated earnings/(loss) on a tax basis were as follows:

	GROWTH FUND	VALUE FUND	FOCUS GROWTH FUND	DISCOVERY GROWTH FUND	INTERNATIONAL GROWTH FUND
Undistributed ordinary income	$—	$836,307	$274,716	$—	$2,791,467
Undistributed capital gains	436,452,986	—	—	—	—

Total undistributed earnings	436,452,986	836,307	274,716	—	2,791,467
Accumulated capital and other losses	—	(1,359,857)	(10,563,593)	(111,317)	(47,803,936)
Net unrealized gain/(losses)	1,227,417,429	1,262,470	10,254,657	1,375,458	72,040,536

Total accumulated earnings/(losses)	1,663,870,415	738,920	(34,220)	1,264,141	27,028,067
Other	727,035	(63,561)	(32,882)	(67,968)	(83,886)
Paid-in capital	4,727,075,788	53,032,494	58,440,869	33,581,936	935,213,372

	$6,391,673,238	$53,707,853	$58,373,767	$34,778,109	$962,157,553

122	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

	EVOLVING WORLD GROWTH FUND	GLOBAL EQUITY FUND	GROWTH AND INCOME FUND	GLOBAL GROWTH AND INCOME FUND	CONVERTIBLE FUND
Undistributed ordinary income	$417,295	$996,824	$17,253,063	$9,388,895	$—
Undistributed capital gains	—	—	107,460,840	29,534,155	122,075,792

Total undistributed earnings	417,295	996,824	124,713,903	38,923,050	122,075,792
Accumulated capital and other losses	(6,680,965)	(11,461,198)	—	—	—
Net unrealized gain/(losses)	23,598,915	28,961,102	538,274,532	117,939,085	83,308,486

Total accumulated earnings/(losses)	17,335,245	18,496,728	662,988,435	156,862,135	205,384,278
Other	(80,936)	161,594	(13,308)	(5,642,574)	(1,780,289)
Paid-in capital	321,713,346	347,927,705	3,597,505,129	1,395,572,863	1,330,180,497

	$338,967,655	$366,586,027	$4,260,480,256	$1,546,792,424	$1,533,784,486

			TOTAL RETURN BOND FUND	HIGH INCOME FUND	MARKET NEUTRAL INCOME FUND
Undistributed ordinary income			$1,245,581	$1,354,043	$5,145,592
Undistributed capital gains			620,757	3,971,662	—

Total undistributed earnings			1,866,338	5,325,705	5,145,592
Accumulated capital and other losses			—	—	(39,055,896)
Net unrealized gain/(losses)			12,112,028	10,074,013	51,100,491

Total accumulated earnings/(losses)			13,978,366	15,399,718	17,190,187
Other			(390,381)	(73,390)	(14,519,402)
Paid-in capital			222,234,839	282,731,935	2,478,996,947

			$235,822,824	$298,058,263	$2,481,667,732

The Regulated Investment Company Modernization Act of 2010 (the “Act”) modernized various tax rules for regulated investment companies, and was effective for taxable years beginning after the enactment date of December 22, 2010. One significant change is to the treatment of capital loss carryforwards. Now, any capital losses recognized will retain their character as either short-term or long-term capital losses, will be utilized before the pre-Act capital loss carryforwards, and will be carried forward indefinitely, until applied in offsetting future capital gains.

As of October 31, 2012, the Funds had pre-Act capital loss carryforwards which, if not used, will expire as follows:

FUND	2017	2018	2019
Value Fund	$—	$(1,359,857)	$—
Focus Growth Fund	(9,348,298)	(1,215,295)	—
Discovery Growth Fund	—	—	(111,317)
International Growth Fund	(47,803,936)	—	—
Global Equity Fund	(3,358,510)	(1,960,075)	—
Market Neutral Income Fund	(6,964,603)	(32,091,293)	—

In addition, the Funds had post-Act capital losses as follows:

FUND	Short-Term	Long-Term
Evolving World Growth Fund	$(6,680,965)	$—
Global Equity Fund	(6,142,613)	—

Note 5 – Short Sales

Securities sold short represent obligations to deliver the securities at a future date. A Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statements of Operations. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be realized upon the termination of a short sale.

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Notes to Financial Statements    (Unaudited)

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

Note 6 – Derivative Instruments

Foreign Currency Risk.  Each Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the respective Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Funds realize a gain or loss when a position is closed or upon settlement of the contracts.

Equity Risk.  Each Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, each Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange traded funds (“ETFs”). Each Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

As of April 30, 2013, the Funds had outstanding purchased options and/or written options as listed on the Schedules of Investments. For the period ended April 30, 2013, the Funds had the following transactions in options written:

	GROWTH FUND		VALUE FUND
	NUMBER OF CONTRACTS	PREMIUMS RECEIVED	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2012	4,300	$1,773,862	—	$—
Options written	—	—	25,540	2,142,366
Options closed	(4,300)	(1,773,862)	(15,455)	(1,431,040)
Options exercised	—	—	(2,045)	(208,040)
Options expired	—	—	(2,825)	(143,798)

Options outstanding at April 30, 2013	—	$—	5,215	$359,488

124	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

	GROWTH AND INCOME FUND		CONVERTIBLE FUND
	NUMBER OF CONTRACTS	PREMIUMS RECEIVED	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2012	14,020	$5,103,155	16,120	$3,544,111
Options written	20,350	5,071,710	12,000	548,309
Options closed	(34,020)	(9,555,335)	(16,120)	(3,544,111)
Options exercised	(350)	(619,530)	—	—
Options expired	—	—	(12,000)	(548,309)

Options outstanding at April 30, 2013	—	$—	—	$—

			MARKET NEUTRAL INCOME FUND
			NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2012			26,380	$27,086,654
Options written			40,323	41,288,635
Options closed			(47,175)	(53,179,081)
Options exercised			(3,501)	(1,182,025)
Options expired			(970)	(527,471)

Options outstanding at April 30, 2013			15,057	$13,486,712

As of April 30, 2013, the Funds had outstanding derivative contracts which are reflected on the Statements of Assets and Liabilities as follows:

	ASSET DERIVATIVES
	FORWARD CONTRACTS[1] FAIR VALUE	OPTION PURCHASED[2] FAIR VALUE
Growth Fund	$1,316,384	$—
Value Fund	—	224,750
Focus Growth Fund	13,105	—
Growth and Income Fund	963,351	28,999,350
Global Growth and Income Fund	—	9,164,675
Convertible Fund	362,540	16,437,388
Market Neutral Income Fund	—	8,192,375

	LIABILITY DERIVATIVES
	FORWARD CONTRACTS[1] FAIR VALUE	OPTIONS WRITTEN[3] FAIR VALUE
Growth Fund	$3,437,503	$—
Value Fund	—	242,355
Focus Growth Fund	66,129	—
Growth and Income Fund	2,522,597	—
Convertible Fund	1,168,047	—
Market Neutral Income Fund	—	22,859,623

(1)	Generally, the statement of assets and liabilities location for Forward contracts is Unrealized appreciation on forward foreign currency contracts for asset derivatives and Unrealized depreciation on forward foreign currency contracts for liability derivatives.

(2)	Generally, the statement of assets and liabilities location for Options purchased is Investment in securities.

(3)	Generally, the statement of assets and liabilities location for Options written is Options written.

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Notes to Financial Statements    (Unaudited)

For the period ended April 30, 2013, the volume of derivative activity for the Funds is reflected below*:

	DERIVATIVE TYPE
	FORWARD CONTRACTS FAIR VALUE	OPTION PURCHASED FAIR VALUE	OPTIONS WRITTEN FAIR VALUE
Growth Fund	1,812,956,900	—	—
Value Fund	—	11,425	25,540
Focus Growth Fund	26,589,240	—	—
International Growth Fund	3,176,076	—	—
Global Equity Fund	154,012,734	—	—
Growth and Income Fund	1,504,364,334	36,300	20,350
Global Growth and Income Fund	625,056,769	11,535	—
Convertible Fund	631,708,462	30,660	12,000
Market Neutral Income Fund	—	44,906	40,323

*	Activity during the period is measured by opened number of contracts for options purchased or written and opened forward foreign currency contracts (measured in notional).

Note 7 – Synthetic Convertible Securities

A Fund may establish a “synthetic” convertible instrument by combining separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities (“fixed-income component”), which may be a convertible or non-convertible security and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in fixed income securities such as bonds, preferred stocks, and money market instruments. The convertible component is achieved by investing in warrants or purchased options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic instrument, the Fund may pool a basket of fixed-income securities and a basket of warrants or purchased options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

A Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than purchasing a convertible security.

Note 8 – Fair Value Measurements

Various inputs are used to determine the value of the Funds’ investments. These inputs are categorized into three broad levels as follows:

•	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•

Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•

Level 3 – Prices reflect unobservable market inputs (including the Funds’ own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Funds’ investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

126	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

The following is a summary of the inputs used in valuing the Funds’ holdings at fair value:

	GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks	$4,614,685,482	$194,785,898	$—	$4,809,471,380
Short Term Investment	7,239,144			7,239,144
Forward Foreign Currency Contracts		1,316,384		1,316,384

Total	$4,621,924,626	$196,102,282	$—	$4,818,026,908

Liabilities:
Forward Foreign Currency Contracts	$—	$3,437,503	$—	$3,437,503

Total	$—	$3,437,503	$—	$3,437,503

	VALUE FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks	$74,099,922	$1,236,773	$—	$75,336,695
Purchased Options	224,750			224,750
Short Term Investment	3,458,028			3,458,028

Total	$77,782,700	$1,236,773	$—	$79,019,473

Liabilities:
Written Options	$242,355	$—	$—	$242,355

Total	$242,355	$—	$—	$242,355

	FOCUS GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks	$55,063,546	$2,513,816	$—	$57,577,362
Short Term Investment	289,213			289,213
Forward Foreign Currency Contracts		13,105		13,105

Total	$55,352,759	$2,526,921	$—	$57,879,680

Liabilities:
Forward Foreign Currency Contracts	$—	$66,129	$—	$66,129

Total	$—	$66,129	$—	$66,129

	DISCOVERY GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks	$34,663,637	$—	$—	$34,663,637
Short Term Investment	2,019,642			2,019,642

Total	$36,683,279	$—	$—	$36,683,279

	INTERNATIONAL GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks	$251,559,104	$740,100,472	$—	$991,659,576
Short Term Investment	38,507,942			38,507,942

Total	$290,067,046	$740,100,472	$—	$1,030,167,518

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Notes to Financial Statements    (Unaudited)

	EVOLVING WORLD GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$87,181,664	$—	$87,181,664
Common Stocks	93,520,685	238,202,084		331,722,769
Short Term Investment	19,897,898			19,897,898

Total	$113,418,583	$325,383,748	$—	$438,802,331

	TRANSFERS IN TO LEVEL 1	TRANSFERS OUT OF LEVEL 1*	TRANSFERS IN TO LEVEL 2*	TRANSFERS OUT OF LEVEL 2
Investments, at Value:
Common Stocks	$—	$1,961,707	$1,961,707	$—

Total	$—	$1,961,707	$1,961,707	$—

*	Transfers from Level 1 to Level 2 were due to the availability of an applied factor utilizing a systematic fair valuation model on securities that trade on European and Far Eastern exchanges.

	GLOBAL EQUITY FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks	$249,001,727	$154,257,535	$—	$403,259,262
Short Term Investment	10,212,885			10,212,885

Total	$259,214,612	$154,257,535	$—	$413,472,147

	GROWTH AND INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$1,280,454,765	$—	$1,280,454,765
Synthetic Convertible Securities (Corporate Bonds)		177,609,493		177,609,493
Synthetic Convertible Securities (Purchased Options)	28,999,350			28,999,350
Convertible Preferred Stocks	235,752,396	119,055,000		354,807,396
Common Stocks	1,636,663,150	111,774,654		1,748,437,804
Short Term Investment	12,591,454			12,591,454
Forward Foreign Currency Contracts		963,351		963,351

Total	$1,914,006,350	$1,689,857,263	$—	$3,603,863,613

Liabilities:
Forward Foreign Currency Contracts	$—	$2,522,597	$—	$2,522,597

Total	$—	$2,522,597	$—	$2,522,597

	GLOBAL GROWTH AND INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$261,146,331	$—	$261,146,331
Synthetic Convertible Securities (Corporate Bonds)		30,785,859		30,785,859
Synthetic Convertible Securities (Sovereign Bonds)		42,097,169		42,097,169
Synthetic Convertible Securities (Purchased Options)	9,164,675			9,164,675
Convertible Preferred Stocks	5,909,600	26,492,329		32,401,929
Common Stocks	183,551,884	178,268,534		361,820,418
Short Term Investment	603			603

Total	$198,626,762	$538,790,222	$—	$737,416,984

128	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

	CONVERTIBLE FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$722,048,207	$—	$722,048,207
Synthetic Convertible Securities (Corporate Bonds)		44,602,825		44,602,825
Synthetic Convertible Securities (Purchased Options)	16,437,388			16,437,388
Convertible Preferred Stocks	128,832,069	76,626,586		205,458,655
Common Stocks	139,951,620	29,476,271		169,427,891
Short Term Investment	20,365,042			20,365,042
Forward Foreign Currency Contracts		362,540		362,540

Total	$305,586,119	$873,116,429	$—	$1,178,702,548

Liabilities:
Forward Foreign Currency Contracts	$—	$1,168,047	$—	$1,168,047

Total	$—	$1,168,047	$—	$1,168,047

	TOTAL RETURN BOND FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$168,191,006	$—	$168,191,006
Convertible Bonds		1,044,545		1,044,545
Sovereign Bonds		14,124,654		14,124,654
U.S. Government and Agency Securities		18,005,988		18,005,988
Residential Mortgage Backed Securities		5,391,265		5,391,265
Short Term Investment	305			305

Total	$305	$206,757,458	$—	$206,757,763

	HIGH INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$276,467,301	$—	$276,467,301
Convertible Bond		2,348,841		2,348,841
Convertible Preferred Stocks	2,977,811	7,313,250		10,291,061
Short Term Investment	7,419,250			7,419,250

Total	$10,397,061	$286,129,392	$—	$296,526,453

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Notes to Financial Statements    (Unaudited)

	MARKET NEUTRAL INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$759,761,664	$—	$759,761,664
Synthetic Convertible Securities (Corporate Bonds)		505,271,694		505,271,694
Synthetic Convertible Securities (Sovereign Bonds)		107,926,292		107,926,292
Synthetic Convertible Securities (Purchased Options)	2,689,875			2,689,875
Common Stocks	1,170,962,336	1,220,072		1,172,182,408
Purchased Options	5,502,500			5,502,500
Short Term Investment	211,360,604			211,360,604

Total	$1,390,515,315	$1,374,179,722	$—	$2,764,695,037

Liabilities:
Common Stocks Sold Short	$353,073,326	$573,039	$—	$353,646,365
Exchange-Traded Funds Sold Short	6,433,984	352,890		6,786,874
Written Options	22,859,623			22,859,623

Total	$382,366,933	$925,929	$—	$383,292,862

130	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

Note 9 – Capital Share Transactions

The following table summarizes the activity in capital shares of the Funds:

For the Period Ended April 30, 2013
	GROWTH FUND		VALUE FUND		FOCUS GROWTH FUND		DISCOVERY GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	3,623,845	$177,771,632	1,723,467	$21,409,841	579,774	$7,965,239	144,309	$1,773,225
Shares issued as reinvestment of distributions	4,375,618	208,498,223	59,323	726,702	7,383	99,669	—	—
Less shares redeemed	(23,267,141)	(1,145,769,225)	(732,093)	(9,479,202)	(645,450)	(8,942,353)	(186,768)	(2,295,071)

Net increase (decrease)	(15,267,678)	$(759,499,370)	1,050,697	$12,657,341	(58,293)	$(877,445)	(42,459)	$(521,846)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	20,035	$939,000	9,977	$120,898	7,491	$99,304	7,095	$87,701
Shares issued as reinvestment of distributions	220,222	10,255,736	166	1,909	—	—	—	—
Less shares redeemed	(1,512,572)	(72,891,827)	(36,564)	(435,348)	(50,379)	(653,139)	(5,202)	(61,348)

Net increase (decrease)	(1,272,315)	$(61,697,091)	(26,421)	$(312,541)	(42,888)	$(553,835)	1,893	$26,353

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	803,720	$34,375,105	51,214	$605,092	80,618	$1,034,692	105,037	$1,266,329
Shares issued as reinvestment of distributions	1,854,456	78,072,616	1,932	22,046	—	—	—	—
Less shares redeemed	(6,363,979)	(277,416,498)	(64,356)	(755,878)	(110,810)	(1,437,795)	(120,455)	(1,504,949)

Net increase (decrease)	(3,705,803)	$(164,968,777)	(11,210)	$(128,740)	(30,192)	$(403,103)	(15,418)	$(238,620)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,100,032	$113,813,321	455,572	$5,876,037	26,497	$364,931	73,170	$919,600
Shares issued as reinvestment of distributions	1,766,350	93,121,966	14,490	181,118	14,398	195,660	—	—
Less shares redeemed	(12,856,515)	(699,022,283)	(115,354)	(1,491,739)	(228,020)	(3,187,552)	(168,922)	(2,104,449)

Net increase (decrease)	(8,990,133)	$(492,086,996)	354,708	$4,565,416	(187,125)	$(2,626,961)	(95,752)	$(1,184,849)

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	43,476	$2,101,894	16	$210	543	$7,402	31,427	$390,000
Shares issued as reinvestment of distributions	23,489	1,100,673	91	1,105	33	451	—	—
Less shares redeemed	(119,893)	(5,803,605)	—	—	—	—	(2,427)	(30,359)

Net increase (decrease)	(52,928)	$(2,601,038)	107	$1,315	576	$7,853	29,000	$359,641

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

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Notes to Financial Statements    (Unaudited)

	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND		GLOBAL EQUITY FUND		GROWTH AND INCOME FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	7,782,919	$138,860,135	2,901,741	$37,905,283	5,887,895	$78,291,879	2,697,629	$87,963,921
Shares issued as reinvestment of distributions	52,310	923,270	—	—	17,456	231,115	1,880,736	60,221,176
Less shares redeemed	(9,621,351)	(172,604,080)	(2,862,758)	(37,355,718)	(3,568,880)	(47,826,120)	(13,149,126)	(429,251,031)

Net increase (decrease)	(1,786,122)	$(32,820,675)	38,983	$549,565	2,336,471	$30,696,874	(8,570,761)	$(281,065,934)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	28,423	$487,578	15,936	$205,631	48,707	$628,341	16,712	$618,205
Shares issued as reinvestment of distributions	—	—	—	—	—	—	56,819	2,085,824
Less shares redeemed	(120,473)	(2,038,784)	(11,491)	(147,669)	(40,030)	(517,972)	(833,255)	(31,144,082)

Net increase (decrease)	(92,050)	$(1,551,206)	4,445	$57,962	8,677	$110,369	(759,724)	$(28,440,053)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	566,585	$9,606,489	730,552	$9,315,180	1,042,224	$13,393,684	773,112	$25,190,075
Shares issued as reinvestment of distributions	—	—	—	—	—	—	965,517	31,060,689
Less shares redeemed	(526,084)	(8,906,091)	(364,636)	(4,652,375)	(444,451)	(5,746,774)	(5,714,024)	(187,211,657)

Net increase (decrease)	40,501	$700,398	365,916	$4,662,805	597,773	$7,646,910	(3,975,395)	$(130,960,893)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	8,716,813	$157,498,428	10,202,399	$134,495,959	3,815,758	$51,147,566	3,032,255	$96,480,299
Shares issued as reinvestment of distributions	89,627	1,598,047	27,826	363,964	47,653	635,699	845,738	26,437,755
Less shares redeemed	(5,955,493)	(107,258,796)	(4,311,152)	(56,604,131)	(4,741,724)	(63,751,167)	(9,377,102)	(298,884,587)

Net increase (decrease)	2,850,947	$51,837,679	5,919,073	$78,255,792	(878,313)	$(11,967,902)	(5,499,109)	$(175,966,533)

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	555,638	$9,798,817	55,485	$707,890	394,804	$5,225,309	114,025	$3,700,051
Shares issued as reinvestment of distributions	514	8,961	—	—	357	4,668	20,529	653,652
Less shares redeemed	(258,266)	(4,593,887)	(53,655)	(697,600)	(151,119)	(2,010,771)	(94,950)	(3,085,009)

Net increase (decrease)	297,886	$5,213,891	1,830	$10,290	244,042	$3,219,206	39,604	$1,268,694

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

132	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

	GLOBAL GROWTH AND INCOME FUND		CONVERTIBLE FUND		TOTAL RETURN BOND FUND		HIGH INCOME FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,199,703	$13,122,763	456,917	$7,697,869	1,002,313	$11,096,968	2,609,003	$25,920,278
Shares issued as reinvestment of distributions	756,099	8,155,997	2,735,077	45,128,774	229,965	2,541,509	958,713	9,518,071
Less shares redeemed	(7,097,470)	(77,646,952)	(11,394,680)	(196,632,085)	(2,750,978)	(30,349,225)	(3,320,233)	(33,053,773)

Net increase (decrease)	(5,141,668)	$(56,368,192)	(8,202,686)	$(143,805,442)	(1,518,700)	$(16,710,748)	247,483	$2,384,576

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	8,941	$98,309	11,736	$237,222	51,752	$573,479	33,974	$352,083
Shares issued as reinvestment of distributions	29,572	322,632	31,242	630,774	8,714	96,308	16,644	172,717
Less shares redeemed	(418,923)	(4,640,556)	(146,682)	(3,087,768)	(272,559)	(3,014,331)	(202,684)	(2,106,674)

Net increase (decrease)	(380,410)	$(4,219,615)	(103,704)	$(2,219,772)	(212,093)	$(2,344,544)	(152,066)	$(1,581,874)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	460,758	$4,736,043	482,283	$7,920,040	377,632	$4,190,834	271,437	$2,800,411
Shares issued as reinvestment of distributions	439,157	4,461,838	1,411,403	23,104,667	42,938	474,293	120,194	1,237,500
Less shares redeemed	(4,560,504)	(47,049,102)	(5,122,804)	(87,809,747)	(1,079,629)	(11,913,481)	(696,838)	(7,195,683)

Net increase (decrease)	(3,660,589)	$(37,851,221)	(3,229,118)	$(56,785,040)	(659,059)	$(7,248,354)	(305,207)	$(3,157,772)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,413,852	$26,818,940	1,505,684	$23,863,816	391,015	$4,303,344	316,132	$3,147,406
Shares issued as reinvestment of distributions	1,852,975	20,297,892	2,145,759	32,744,280	84,086	928,766	120,318	1,194,695
Less shares redeemed	(70,053,794)	(781,075,571)	(10,784,459)	(173,500,571)	(133,778)	(1,475,934)	(691,540)	(6,883,152)

Net increase (decrease)	(65,786,967)	$(733,958,739)	(7,133,016)	$(116,892,475)	341,323	$3,756,176	(255,090)	$(2,541,051)

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	21,384	$231,409	18,836	$324,125	7,102	$78,416	4,369	$43,439
Shares issued as reinvestment of distributions	5,021	53,688	15,266	250,976	2,882	31,847	692	6,857
Less shares redeemed	(83,106)	(911,411)	(38,649)	(670,972)	(9,720)	(107,691)	(7,314)	(72,950)

Net increase (decrease)	(56,701)	$(626,314)	(4,547)	$(95,871)	264	$2,572	(2,253)	$(22,654)

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

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Notes to Financial Statements    (Unaudited)

	MARKET NEUTRAL INCOME FUND
Class A	Shares	Dollars
Shares sold	17,811,383	$227,848,891
Shares issued as reinvestment of distributions	650,321	8,288,374
Less shares redeemed	(14,487,871)	(184,870,096)

Net increase (decrease)	3,973,833	$51,267,169

Class B	Shares	Dollars
Shares sold*	17,500	$234,975
Shares issued as reinvestment of distributions	1,677	22,519
Less shares redeemed	(205,156)	(2,753,865)

Net increase (decrease)	(185,979)	$(2,496,371)

Class C	Shares	Dollars
Shares sold	1,493,645	$19,443,394
Shares issued as reinvestment of distributions	51,984	672,812
Less shares redeemed	(2,504,120)	(32,445,570)

Net increase (decrease)	(958,491)	$(12,329,364)

Class I	Shares	Dollars
Shares sold	31,340,362	$397,196,326
Shares issued as reinvestment of distributions	600,268	7,573,931
Less shares redeemed	(19,821,197)	(250,728,565)

Net increase (decrease)	12,119,433	$154,041,692

Class R	Shares	Dollars
Shares sold	81,601	$1,040,509
Shares issued as reinvestment of distributions	1,703	21,621
Less shares redeemed	(135,746)	(1,717,606)

Net increase (decrease)	(52,442)	$(655,476)

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

134	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

The following table summarizes the activity in capital shares of the Funds:

For the Fiscal Year Ended October 31, 2012
	GROWTH FUND		VALUE FUND		FOCUS GROWTH FUND		DISCOVERY GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	10,505,496	$536,106,065	1,614,207	$19,571,310	1,824,153	$24,189,889	1,026,286	$12,703,946
Shares issued as reinvestment of distributions	3,461,089	160,594,515	—	—	—	—	—	—
Less shares redeemed	(31,910,904)	(1,619,007,303)	(534,682)	(6,210,081)	(1,950,433)	(26,139,424)	(1,166,091)	(14,464,424)

Net increase (decrease)	(17,944,319)	$(922,306,723)	1,079,525	$13,361,229	(126,280)	$(1,949,535)	(139,805)	$(1,760,478)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	39,046	$1,860,390	7,339	$77,704	25,962	$322,461	5,436	$65,795
Shares issued as reinvestment of distributions	252,072	11,534,817	—	—	—	—	—	—
Less shares redeemed	(3,444,150)	(172,863,101)	(121,116)	(1,304,967)	(137,293)	(1,674,526)	(12,085)	(145,283)

Net increase (decrease)	(3,153,032)	$(159,467,894)	(113,777)	$(1,227,263)	(111,331)	$(1,352,065)	(6,649)	$(79,488)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,609,590	$72,213,342	45,158	$479,648	102,668	$1,232,774	124,386	$1,488,155
Shares issued as reinvestment of distributions	1,249,989	52,124,549	—	—	—	—	—	—
Less shares redeemed	(7,172,450)	(326,005,316)	(90,299)	(971,280)	(214,474)	(2,632,941)	(140,534)	(1,653,651)

Net increase (decrease)	(4,312,871)	$(201,667,425)	(45,141)	$(491,632)	(111,806)	$(1,400,167)	(16,148)	$(165,496)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	9,646,873	$536,691,413	234,109	$2,873,701	54,048	$706,266	144,518	$1,723,197
Shares issued as reinvestment of distributions	1,131,951	57,571,037	—	—	—	—	—	—
Less shares redeemed	(9,150,156)	(506,817,860)	(434,411)	(5,110,108)	(144,853)	(1,928,116)	(61,618)	(738,547)

Net increase (decrease)	1,628,668	$87,444,590	(200,302)	$(2,236,407)	(90,805)	$(1,221,850)	82,900	$984,650

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	180,292	$9,115,937	—	$—	4,845	$64,219	99,835	$1,220,500
Shares issued as reinvestment of distributions	11,656	533,852	—	—	—	—	—	—
Less shares redeemed	(127,174)	(6,357,645)	—	—	(6)	(78)	(100,000)	(1,220,500)

Net increase (decrease)	64,774	$3,292,144	—	$—	4,839	$64,141	(165)	$—

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

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Notes to Financial Statements    (Unaudited)

	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND		GLOBAL EQUITY FUND		GROWTH AND INCOME FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	19,839,314	$330,824,530	7,620,647	$96,714,741	10,430,802	$133,580,273	11,969,866	$385,671,825
Shares issued as reinvestment of distributions	—	—	—	—	—	—	1,194,455	38,239,507
Less shares redeemed	(7,857,038)	(130,638,683)	(5,176,075)	(65,500,409)	(5,959,616)	(77,031,653)	(15,486,100)	(500,117,210)

Net increase (decrease)	11,982,276	$200,185,847	2,444,572	$31,214,332	4,471,186	$56,548,620	(2,321,779)	$(76,205,878)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	10,240	$164,697	4,589	$57,209	32,925	$401,096	48,217	$1,750,016
Shares issued as reinvestment of distributions	—	—	—	—	—	—	29,365	1,062,145
Less shares redeemed	(291,874)	(4,647,688)	(25,077)	(306,796)	(52,544)	(638,753)	(2,662,878)	(98,273,664)

Net increase (decrease)	(281,634)	$(4,482,991)	(20,488)	$(249,587)	(19,619)	$(237,657)	(2,585,296)	$(95,461,503)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,438,948	$22,952,276	1,325,152	$16,534,845	1,526,421	$18,726,273	2,900,544	$92,829,831
Shares issued as reinvestment of distributions	—	—	—	—	—	—	405,454	13,007,195
Less shares redeemed	(855,098)	(13,467,356)	(336,606)	(4,120,600)	(350,362)	(4,245,525)	(6,706,848)	(217,623,204)

Net increase (decrease)	583,850	$9,484,920	988,546	$12,414,245	1,176,059	$14,480,748	(3,400,850)	$(111,786,178)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	17,663,962	$298,680,890	9,650,910	$123,049,925	14,224,507	$180,301,786	10,305,880	$324,868,298
Shares issued as reinvestment of distributions	—	—	5,596	67,606	—	—	577,286	18,084,699
Less shares redeemed	(7,623,930)	(129,698,251)	(3,181,855)	(40,171,605)	(2,617,770)	(33,574,169)	(9,468,738)	(299,903,926)

Net increase (decrease)	10,040,032	$168,982,639	6,474,651	$82,945,926	11,606,737	$146,727,617	1,414,428	$43,049,071

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	629,808	$10,394,017	121,288	$1,515,936	381,541	$4,808,402	372,524	$11,924,841
Shares issued as reinvestment of distributions	—	—	—	—	—	—	9,344	298,328
Less shares redeemed	(152,172)	(2,480,796)	(101,942)	(1,268,742)	(157,851)	(1,939,406)	(180,708)	(5,830,145)

Net increase (decrease)	477,636	$7,913,221	19,346	$247,194	223,690	$2,868,996	201,160	$6,393,024

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

136	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements    (Unaudited)

	GLOBAL GROWTH AND INCOME FUND		CONVERTIBLE FUND		TOTAL RETURN BOND FUND		HIGH INCOME FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	4,676,073	$50,328,371	1,073,871	$18,893,724	4,806,703	$53,045,894	10,720,162	$104,172,343
Shares issued as reinvestment of distributions	599,749	6,448,673	5,004,285	85,735,396	327,974	3,606,008	1,294,883	12,565,688
Less shares redeemed	(11,948,284)	(128,788,943)	(35,199,945)	(626,466,657)	(3,120,800)	(34,524,972)	(9,171,270)	(88,585,514)

Net increase (decrease)	(6,672,462)	$(72,011,899)	(29,121,789)	$(521,837,537)	2,013,877	$22,126,930	2,843,775	$28,152,517

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	30,208	$326,329	16,248	$336,236	149,324	$1,650,230	91,332	$933,602
Shares issued as reinvestment of distributions	20,274	223,707	40,979	845,807	19,465	213,491	33,210	336,058
Less shares redeemed	(1,369,061)	(14,951,390)	(328,432)	(7,087,546)	(626,291)	(6,916,304)	(516,080)	(5,229,875)

Net increase (decrease)	(1,318,579)	$(14,401,354)	(271,205)	$(5,905,503)	(457,502)	$(5,052,583)	(391,538)	$(3,960,215)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,483,744	$14,991,375	684,833	$11,697,985	1,160,218	$12,803,118	913,283	$9,202,045
Shares issued as reinvestment of distributions	248,159	2,553,416	1,756,623	29,909,980	71,364	782,679	166,088	1,668,719
Less shares redeemed	(6,647,293)	(67,471,674)	(10,731,968)	(189,705,588)	(1,666,163)	(18,395,787)	(852,991)	(8,611,697)

Net increase (decrease)	(4,915,390)	$(49,926,883)	(8,290,512)	$(148,097,623)	(434,581)	$(4,809,990)	226,380	$2,259,067

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	16,897,305	$184,516,172	8,367,782	$139,103,591	314,815	$3,473,712	1,955,782	$19,059,577
Shares issued as reinvestment of distributions	2,098,852	22,816,153	3,101,693	49,556,014	121,322	1,333,425	160,741	1,560,084
Less shares redeemed	(19,031,731)	(210,078,482)	(24,612,366)	(411,659,408)	(276,566)	(3,053,602)	(977,485)	(9,538,898)

Net increase (decrease)	(35,574)	$(2,746,157)	(13,142,891)	$(222,999,803)	159,571	$1,753,535	1,139,038	$11,080,763

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	243,891	$2,584,001	36,133	$641,490	15,774	$174,740	12,558	$122,544
Shares issued as reinvestment of distributions	2,639	28,294	17,316	295,589	4,254	46,750	890	8,632
Less shares redeemed	(111,259)	(1,181,547)	(84,097)	(1,489,384)	(9,597)	(106,063)	(3,934)	(38,077)

Net increase (decrease)	135,271	$1,430,748	(30,648)	$(552,305)	10,431	$115,427	9,514	$93,099

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

www.calamos.com	137

Notes to Financial Statements    (Unaudited)

	MARKET NEUTRAL INCOME FUND
Class A	Shares	Dollars
Shares sold	29,456,435	$366,459,302
Shares issued as reinvestment of distributions	1,153,106	14,280,789
Less shares redeemed	(45,425,854)	(563,896,626)

Net increase (decrease)	(14,816,313)	$(183,156,535)

Class B	Shares	Dollars
Shares sold*	12,949	$169,829
Shares issued as reinvestment of distributions	3,301	42,709
Less shares redeemed	(471,643)	(6,194,208)

Net increase (decrease)	(455,393)	$(5,981,670)

Class C	Shares	Dollars
Shares sold	918,605	$11,607,206
Shares issued as reinvestment of distributions	78,835	986,559
Less shares redeemed	(4,598,131)	(58,049,887)

Net increase (decrease)	(3,600,691)	$(45,456,122)

Class I	Shares	Dollars
Shares sold	45,989,733	$565,940,867
Shares issued as reinvestment of distributions	863,801	10,625,548
Less shares redeemed	(25,560,043)	(315,592,232)

Net increase (decrease)	21,293,491	$260,974,183

Class R	Shares	Dollars
Shares sold	254,780	$3,154,609
Shares issued as reinvestment of distributions	2,643	32,761
Less shares redeemed	(104,009)	(1,295,766)

Net increase (decrease)	153,414	$1,891,604

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

138	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2013		2012	2011		2010		2009		2008
Net asset value, beginning of period	$49.90		$51.06	$49.18		$40.60		$32.20		$70.29
Income from investment operations:
Net investment income (loss)(a)	(0.04)		(0.22)	(0.32)		(0.16)		(0.14)		(0.24)
Net realized and unrealized gain (loss)	3.20		1.21	2.20		8.74		8.54		(30.29)
Total from investment operations	3.16		0.99	1.88		8.58		8.40		(30.53)
Distributions:
Dividends from net investment income	—		—	—		—		—		—
Dividends from net realized gains	(3.73)		(2.15)	—		—		—		(7.56)
Total distributions	(3.73)		(2.15)	—		—		—		(7.56)
Net asset value, end of period	$49.33		$49.90	$51.06		$49.18		$40.60		$32.20
Ratios and supplemental data:
Total return(b)	6.59%		2.26%	3.82%		21.13%		26.09%		(48.11% )
Net assets, end of period (000)	$2,451,593		$3,241,595	$4,232,942		$4,721,389		$5,017,458		$5,052,016
Ratio of net expenses to average net assets	1.30%	(c)	1.29%	1.26%		1.27%		1.32%		1.21%
Ratio of gross expenses to average net assets prior to expense reductions	1.30%	(c)	1.29%	1.26%		1.27%		1.33%		1.22%
Ratio of net investment income (loss) to average net assets	(0.15%	)(c)	(0.44% )	(0.60%	)	(0.37%	)	(0.44%	)	(0.46% )

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2013		2012	2011		2010		2009		2008
Portfolio turnover rate	29.8%		57.0%	84.7%		52.7%		52.3%		73.9%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	139

Calamos Growth Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2013		2012	2011		2010		2009		2008
Net asset value, beginning of period	$48.90		$50.44	$48.96		$40.72		$32.53		$71.41
Income from investment operations:
Net investment income (loss)(a)	(0.22)		(0.59)	(0.71)		(0.50)		(0.39)		(0.63)
Net realized and unrealized gain (loss)	3.13		1.20	2.19		8.74		8.58		(30.69)
Total from investment operations	2.91		0.61	1.48		8.24		8.19		(31.32)
Distributions:
Dividends from net investment income	—		—	—		—		—		—
Dividends from net realized gains	(3.73)		(2.15)	—		—		—		(7.56)
Total distributions	(3.73)		(2.15)	—		—		—		(7.56)
Net asset value, end of period	$48.08		$48.90	$50.44		$48.96		$40.72		$32.53
Ratios and supplemental data:
Total return(b)	6.19%		1.50%	3.02%		20.24%		25.18%		(48.50% )
Net assets, end of period (000)	$107,321		$171,357	$335,792		$508,828		$593,604		$609,200
Ratio of net expenses to average net assets	2.05%	(c)	2.03%	2.01%		2.02%		2.07%		1.96%
Ratio of gross expenses to average net assets prior to expense reductions	2.05%	(c)	2.03%	2.01%		2.02%		2.08%		1.97%
Ratio of net investment income (loss) to average net assets	(0.92%	)(c)	(1.18% )	(1.34%	)	(1.12%	)	(1.19%	)	(1.21% )

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2013		2012	2011		2010		2009		2008
Net asset value, beginning of period	$44.56		$46.16	$44.80		$37.26		$29.77		$66.05
Income from investment operations:
Net investment income (loss)(a)	(0.20)		(0.54)	(0.66)		(0.45)		(0.36)		(0.58)
Net realized and unrealized gain (loss)	2.84		1.09	2.02		7.99		7.85		(28.14)
Total from investment operations	2.64		0.55	1.36		7.54		7.49		(28.72)
Distributions:
Dividends from net investment income	—		—	—		—		—		—
Dividends from net realized gains	(3.73)		(2.15)	—		—		—		(7.56)
Total distributions	(3.73)		(2.15)	—		—		—		(7.56)
Net asset value, end of period	$43.47		$44.56	$46.16		$44.80		$37.26		$29.77
Ratios and supplemental data:
Total return(b)	6.19%		1.51%	3.04%		20.24%		25.16%		(48.50% )
Net assets, end of period (000)	$1,080,017		$1,272,104	$1,517,047		$1,718,714		$1,720,775		$1,732,305
Ratio of net expenses to average net assets	2.04%	(c)	2.04%	2.01%		2.02%		2.07%		1.96%
Ratio of gross expenses to average net assets prior to expense reductions	2.04%	(c)	2.04%	2.01%		2.02%		2.08%		1.97%
Ratio of net investment income (loss) to average net assets	(0.90%	)(c)	(1.19% )	(1.35%	)	(1.12%	)	(1.19%	)	(1.21% )

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

140	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2013		2012	2011		2010		2009		2008
Net asset value, beginning of period	$54.81		$55.72	$53.54		$44.09		$34.88		$75.28
Income from investment operations:
Net investment income (loss)(a)	0.03		(0.10)	(0.21)		(0.05)		(0.07)		(0.11)
Net realized and unrealized gain (loss)	3.52		1.34	2.39		9.50		9.28		(32.73)
Total from investment operations	3.55		1.24	2.18		9.45		9.21		(32.84)
Distributions:
Dividends from net investment income	—		—	—		—		—		—
Dividends from net realized gains	(3.73)		(2.15)	—		—		—		(7.56)
Total distributions	(3.73)		(2.15)	—		—		—		(7.56)
Net asset value, end of period	$54.63		$54.81	$55.72		$53.54		$44.09		$34.88
Ratios and supplemental data:
Total return(b)	6.72%		2.53%	4.07%		21.43%		26.40%		(47.97% )
Net assets, end of period (000)	$1,194,204		$1,690,739	$1,628,191		$1,335,967		$652,733		$468,906
Ratio of net expenses to average net assets	1.05%	(c)	1.04%	1.01%		1.02%		1.07%		0.96%
Ratio of gross expenses to average net assets prior to expense reductions	1.05%	(c)	1.04%	1.01%		1.02%		1.07%		0.97%
Ratio of net investment income (loss) to average net assets	0.10%	(c)	(0.19% )	(0.37%	)	(0.11%	)	(0.20%	)	(0.21% )

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2013		2012	2011		2010		2009		2008
Net asset value, beginning of period	$49.15		$50.44	$48.71		$40.31		$32.05		$70.16
Income from investment operations:
Net investment income (loss)(a)	(0.10)		(0.34)	(0.46)		(0.27)		(0.25)		(0.35)
Net realized and unrealized gain (loss)	3.15		1.20	2.19		8.67		8.51		(30.20)
Total from investment operations	3.05		0.86	1.73		8.40		8.26		(30.55)
Distributions:
Dividends from net investment income	—		—	—		—		—		—
Dividends from net realized gains	(3.73)		(2.15)	—		—		—		(7.56)
Total distributions	(3.73)		(2.15)	—		—		—		(7.56)
Net asset value, end of period	$48.47		$49.15	$50.44		$48.71		$40.31		$32.05
Ratios and supplemental data:
Total return(b)	6.46%		2.02%	3.55%		20.84%		25.77%		(48.24% )
Net assets, end of period (000)	$13,094		$15,879	$13,030		$9,071		$3,872		$780
Ratio of net expenses to average net assets	1.54%	(c)	1.54%	1.51%		1.52%		1.56%		1.46%
Ratio of gross expenses to average net assets prior to expense reductions	1.54%	(c)	1.54%	1.51%		1.52%		1.56%		1.47%
Ratio of net investment income (loss) to average net assets	(0.41%	)(c)	(0.68% )	(0.88%	)	(0.62%	)	(0.73%	)	(0.71% )

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Value Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2013		2012	2011	2010	2009	2008
Net asset value, beginning of period	$12.15		$11.25	$11.02	$10.57	$8.90	$14.68
Income from investment operations:
Net investment income (loss)(a)	0.06		0.10	0.01	(0.00)**	0.04	0.03
Net realized and unrealized gain (loss)	1.57		0.80	0.22	0.48	1.64	(4.83)
Total from investment operations	1.63		0.90	0.23	0.48	1.68	(4.80)
Distributions:
Dividends from net investment income	(0.18)		—	—	(0.03)	(0.01)	(0.08)
Dividends from net realized gains	—		—	—	—	—	(0.90)
Total distributions	(0.18)		—	—	(0.03)	(0.01)	(0.98)
Net asset value, end of period	$13.60		$12.15	$11.25	$11.02	$10.57	$8.90
Ratios and supplemental data:
Total return(b)	13.59%		8.00%	2.09%	4.52%	18.85%	(34.79% )
Net assets, end of period (000)	$57,939		$38,992	$23,964	$31,556	$32,877	$45,372
Ratio of net expenses to average net assets	1.15%	(c)	1.15%	1.52%	1.60%	1.59%	1.48%
Ratio of gross expenses to average net assets prior to expense reductions	1.57%	(c)	1.72%	1.67%	1.60%	1.59%	1.49%
Ratio of net investment income (loss) to average net assets	0.93%	(c)	0.84%	0.11%	0.03%	0.50%	0.24%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2013		2012	2011	2010	2009	2008
Portfolio turnover rate	144.3%		204.9%	27.4%	37.7%	58.7%	61.0%

**	Amounts are less than $0.005.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

142	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Value Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2013		2012	2011		2010		2009		2008
Net asset value, beginning of period	$11.24		$10.49	$10.35		$9.98		$8.46		$14.01
Income from investment operations:
Net investment income (loss)(a)	0.02		0.02	(0.07)		(0.07)		(0.02)		(0.06)
Net realized and unrealized gain (loss)	1.46		0.73	0.21		0.44		1.54		(4.59)
Total from investment operations	1.48		0.75	0.14		0.37		1.52		(4.65)
Distributions:
Dividends from net investment income	(0.02)		—	—		—		—		—
Dividends from net realized gains	—		—	—		—		—		(0.90)
Total distributions	(0.02)		—	—		—		—		(0.90)
Net asset value, end of period	$12.70		$11.24	$10.49		$10.35		$9.98		$8.46
Ratios and supplemental data:
Total return(b)	13.18%		7.15%	1.35%		3.71%		17.97%		(35.24% )
Net assets, end of period (000)	$1,015		$1,195	$2,308		$3,903		$5,145		$5,377
Ratio of net expenses to average net assets	1.90%	(c)	1.90%	2.29%		2.34%		2.34%		2.23%
Ratio of gross expenses to average net assets prior to expense reductions	2.32%	(c)	2.47%	2.42%		2.34%		2.34%		2.24%
Ratio of net investment income (loss) to average net assets	0.33%	(c)	0.20%	(0.63%	)	(0.70%	)	(0.29%	)	(0.51% )

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2013		2012	2011		2010		2009		2008
Net asset value, beginning of period	$11.23		$10.48	$10.34		$9.97		$8.45		$14.00
Income from investment operations:
Net investment income (loss)(a)	0.02		0.02	(0.07)		(0.07)		(0.02)		(0.06)
Net realized and unrealized gain (loss)	1.46		0.73	0.21		0.44		1.54		(4.59)
Total from investment operations	1.48		0.75	0.14		0.37		1.52		(4.65)
Distributions:
Dividends from net investment income	(0.07)		—	—		—		—		—
Dividends from net realized gains	—		—	—		—		—		(0.90)
Total distributions	(0.07)		—	—		—		—		(0.90)
Net asset value, end of period	$12.64		$11.23	$10.48		$10.34		$9.97		$8.45
Ratios and supplemental data:
Total return(b)	13.27%		7.16%	1.35%		3.71%		17.99%		(35.27% )
Net assets, end of period (000)	$4,079		$3,753	$3,974		$5,915		$6,946		$7,295
Ratio of net expenses to average net assets	1.90%	(c)	1.90%	2.28%		2.35%		2.34%		2.23%
Ratio of gross expenses to average net assets prior to expense reductions	2.32%	(c)	2.47%	2.42%		2.35%		2.34%		2.24%
Ratio of net investment income (loss) to average net assets	0.27%	(c)	0.16%	(0.63%	)	(0.71%	)	(0.29%	)	(0.51% )

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Value Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2013		2012	2011		2010	2009	2008
Net asset value, beginning of period	$12.41		$11.46	$11.20		$10.74	$9.05	$14.92
Income from investment operations:
Net investment income (loss)(a)	0.07		0.14	0.04		0.03	0.06	0.06
Net realized and unrealized gain (loss)	1.61		0.81	0.22		0.48	1.67	(4.91)
Total from investment operations	1.68		0.95	0.26		0.51	1.73	(4.85)
Distributions:
Dividends from net investment income	(0.20)		—	—		(0.05)	(0.04)	(0.12)
Dividends from net realized gains	—		—	—		—	—	(0.90)
Total distributions	(0.20)		—	—		(0.05)	(0.04)	(1.02)
Net asset value, end of period	$13.89		$12.41	$11.46		$11.20	$10.74	$9.05
Ratios and supplemental data:
Total return(b)	13.71%		8.29%	2.32%		4.79%	19.23%	(34.64% )
Net assets, end of period (000)	$15,751		$9,671	$11,227		$17,340	$18,396	$17,711
Ratio of net expenses to average net assets	0.90%	(c)	0.90%	1.27%		1.35%	1.34%	1.23%
Ratio of gross expenses to average net assets prior to expense reductions	1.32%	(c)	1.48%	1.42%		1.35%	1.34%	1.24%
Ratio of net investment income (loss) to average net assets	1.16%	(c)	1.15%	0.37%		0.28%	0.69%	0.49%

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2013		2012	2011		2010	2009	2008
Net asset value, beginning of period	$12.02		$11.16	$10.96		$10.52	$8.87	$14.66
Income from investment operations:
Net investment income (loss)(a)	0.05		0.07	(0.01)		(0.02)	0.02	(0.00)**
Net realized and unrealized gain (loss)	1.56		0.79	0.21		0.46	1.63	(4.82)
Total from investment operations	1.61		0.86	0.20		0.44	1.65	(4.82)
Distributions:
Dividends from net investment income	(0.14)		—	—		(0.00)**	—	(0.07)
Dividends from net realized gains	—		—	—		—	—	(0.90)
Total distributions	(0.14)		—	—		—	—	(0.97)
Net asset value, end of period	$13.49		$12.02	$11.16		$10.96	$10.52	$8.87
Ratios and supplemental data:
Total return(b)	13.48%		7.71%	1.82%		4.21%	18.60%	(34.96% )
Net assets, end of period (000)	$112		$98	$91		$89	$86	$72
Ratio of net expenses to average net assets	1.40%	(c)	1.40%	1.76%		1.85%	1.83%	1.73%
Ratio of gross expenses to average net assets prior to expense reductions	1.82%	(c)	1.97%	1.93%		1.85%	1.84%	1.74%
Ratio of net investment income (loss) to average net assets	0.76%	(c)	0.65%	(0.10%	)	(0.23% )	0.18%	(0.01% )

**	Amounts are less than $0.005.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

144	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Focus Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2013		2012	2011		2010	2009	2008
Net asset value, beginning of period	$13.10		$12.37	$11.93		$10.51	$8.91	$14.82
Income from investment operations:
Net investment income (loss)(a)	0.01		0.01	(0.03)		(0.02)	0.06	0.06
Net realized and unrealized gain (loss)	0.99		0.72	0.47		1.46	1.58	(5.05)
Total from investment operations	1.00		0.73	0.44		1.44	1.64	(4.99)
Distributions:
Dividends from net investment income	(0.06)		—	—		(0.02)	(0.04)	(0.03)
Dividends from net realized gains	—		—	—		—	—	(0.89)
Total distributions	(0.06)		—	—		(0.02)	(0.04)	(0.92)
Net asset value, end of period	$14.04		$13.10	$12.37		$11.93	$10.51	$8.91
Ratios and supplemental data:
Total return(b)	7.67%		5.90%	3.69%		13.72%	18.50%	(35.66% )
Net assets, end of period (000)	$23,169		$22,389	$22,702		$24,518	$32,143	$67,229
Ratio of net expenses to average net assets	1.15%	(c)	1.15%	1.44%		1.56%	1.54%	1.45%
Ratio of gross expenses to average net assets prior to expense reductions	1.70%	(c)	1.57%	1.57%		1.56%	1.55%	1.46%
Ratio of net investment income (loss) to average net assets	0.12%	(c)	0.06%	(0.28%	)	(0.18% )	0.72%	0.49%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2013		2012	2011		2010	2009	2008
Portfolio turnover rate	47.3%		47.9%	73.5%		49.4%	79.0%	39.8%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Focus Growth Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2013		2012		2011		2010		2009		2008
Net asset value, beginning of period	$12.39		$11.78		$11.45		$10.14		$8.63		$14.44
Income from investment operations:
Net investment income (loss)(a)	(0.04)		(0.08)		(0.13)		(0.10)		(0.02)		(0.03)
Net realized and unrealized gain (loss)	0.94		0.69		0.46		1.41		1.53		(4.89)
Total from investment operations	0.90		0.61		0.33		1.31		1.51		(4.92)
Distributions:
Dividends from net investment income	—		—		—		—		—		—
Dividends from net realized gains	—		—		—		—		—		(0.89)
Total distributions	—		—		—		—		—		(0.89)
Net asset value, end of period	$13.29		$12.39		$11.78		$11.45		$10.14		$8.63
Ratios and supplemental data:
Total return(b)	7.26%		5.18%		2.88%		12.92%		17.50%		(36.08% )
Net assets, end of period (000)	$1,213		$1,662		$2,893		$4,171		$5,087		$4,833
Ratio of net expenses to average net assets	1.90%	(c)	1.90%		2.20%		2.31%		2.29%		2.20%
Ratio of gross expenses to average net assets prior to expense reductions	2.44%	(c)	2.33%		2.32%		2.31%		2.29%		2.21%
Ratio of net investment income (loss) to average net assets	(0.61%	)(c)	(0.70%	)	(1.03%	)	(0.92%	)	(0.25%	)	(0.26% )

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2013		2012		2011		2010		2009		2008
Net asset value, beginning of period	$12.39		$11.79		$11.45		$10.15		$8.63		$14.45
Income from investment operations:
Net investment income (loss)(a)	(0.04)		(0.09)		(0.12)		(0.10)		(0.02)		(0.03)
Net realized and unrealized gain (loss)	0.94		0.69		0.46		1.40		1.54		(4.90)
Total from investment operations	0.90		0.60		0.34		1.30		1.52		(4.93)
Distributions:
Dividends from net investment income	—		—		—		—		—		—
Dividends from net realized gains	—		—		—		—		—		(0.89)
Total distributions	—		—		—		—		—		(0.89)
Net asset value, end of period	$13.29		$12.39		$11.79		$11.45		$10.15		$8.63
Ratios and supplemental data:
Total return(b)	7.26%		5.09%		2.97%		12.81%		17.61%		(36.13% )
Net assets, end of period (000)	$9,558		$9,287		$10,153		$10,628		$10,359		$8,489
Ratio of net expenses to average net assets	1.90%	(c)	1.90%		2.19%		2.31%		2.29%		2.20%
Ratio of gross expenses to average net assets prior to expense reductions	2.45%	(c)	2.33%		2.32%		2.31%		2.29%		2.21%
Ratio of net investment income (loss) to average net assets	(0.64%	)(c)	(0.70%	)	(1.03%	)	(0.92%	)	(0.25%	)	(0.26% )

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

146	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Focus Growth Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2013		2012		2011		2010	2009	2008
Net asset value, beginning of period	$13.23		$12.46		$11.98		$10.56	$8.97	$14.90
Income from investment operations:
Net investment income (loss)(a)	0.03		0.04		(0.00	)**	0.01	0.07	0.09
Net realized and unrealized gain (loss)	0.99		0.73		0.48		1.46	1.59	(5.06)
Total from investment operations	1.02		0.77		0.48		1.47	1.66	(4.97)
Distributions:
Dividends from net investment income	(0.10)		—		—		(0.05)	(0.07)	(0.07)
Dividends from net realized gains	—		—		—		—	—	(0.89)
Total distributions	(0.10)		—		—		(0.05)	(0.07)	(0.96)
Net asset value, end of period	$14.15		$13.23		$12.46		$11.98	$10.56	$8.97
Ratios and supplemental data:
Total return(b)	7.78%		6.18%		4.01%		13.97%	18.74%	(35.44% )
Net assets, end of period (000)	$23,944		$24,863		$24,547		$23,441	$21,604	$22,337
Ratio of net expenses to average net assets	0.90%	(c)	0.90%		1.18%		1.31%	1.29%	1.20%
Ratio of gross expenses to average net assets prior to expense reductions	1.45%	(c)	1.32%		1.32%		1.31%	1.29%	1.21%
Ratio of net investment income (loss) to average net assets	0.37%	(c)	0.30%		(0.02%	)	0.08%	0.76%	0.74%

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2013		2012		2011		2010	2009	2008
Net asset value, beginning of period	$12.97		$12.28		$11.87		$10.47	$8.88	$14.79
Income from investment operations:
Net investment income (loss)(a)	(0.01)		(0.03)		(0.07)		(0.05)	0.02	0.03
Net realized and unrealized gain (loss)	0.98		0.72		0.48		1.45	1.60	(5.04)
Total from investment operations	0.97		0.69		0.41		1.40	1.62	(5.01)
Distributions:
Dividends from net investment income	(0.05)		—		—		—	(0.03)	(0.01)
Dividends from net realized gains	—		—		—		—	—	(0.89)
Total distributions	(0.05)		—		—		—	(0.03)	(0.90)
Net asset value, end of period	$13.89		$12.97		$12.28		$11.87	$10.47	$8.88
Ratios and supplemental data:
Total return(b)	7.52%		5.62%		3.45%		13.37%	18.28%	(35.82% )
Net assets, end of period (000)	$192		$172		$103		$99	$88	$106
Ratio of net expenses to average net assets	1.40%	(c)	1.40%		1.68%		1.81%	1.79%	1.70%
Ratio of gross expenses to average net assets prior to expense reductions	1.96%	(c)	1.82%		1.82%		1.81%	1.80%	1.71%
Ratio of net investment income (loss) to average net assets	(0.14%	)(c)	(0.21%	)	(0.52%	)	(0.43% )	0.28%	0.24%

**	Amount equated to less than $0.005 per common share.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Discovery Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,		June 1, 2010* through October 31,
	2013		2012	2011	2010
Net asset value, beginning of period	$11.82		$12.04	$11.64	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.02)		(0.13)	(0.14)	(0.04)
Net realized and unrealized gain (loss)	0.87		(0.09)	0.55	1.68
Total from investment operations	0.85		(0.22)	0.41	1.64
Distributions:
Dividends from net investment income	—		—	(0.01)	—
Dividends from net realized gains	—		—	—	—
Total distributions	—		—	(0.01)	—
Net asset value, end of period	$12.67		$11.82	$12.04	$11.64
Ratios and supplemental data:
Total return(b)	7.19%		(1.83% )	3.55%	16.40%
Net assets, end of period (000)	$22,386		$21,384	$23,463	$14,557
Ratio of net expenses to average net assets	1.50%	(c)	1.50%	1.50%	1.50%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.75%	(c)	1.74%	1.84%	2.63%	(c)
Ratio of net investment income (loss) to average net assets	(0.36%	)(c)	(1.10% )	(1.08% )	(0.99%	)(c)

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,		June 1, 2010* through October 31,
	2013		2012	2011	2010
Portfolio turnover rate	140.4%		139.8%	97.1%	26.2%

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

148	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Discovery Growth Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,			June 1, 2010* through October 31,
	2013		2012	2011		2010
Net asset value, beginning of period	$11.63		$11.93	$11.60		$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.07)		(0.22)	(0.24)		(0.08)
Net realized and unrealized gain (loss)	0.86		(0.08)	0.57		1.68
Total from investment operations	0.79		(0.30)	0.33		1.60
Distributions:
Dividends from net investment income	—		—	—		—
Dividends from net realized gains	—		—	—		—
Total distributions	—		—	—		—
Net asset value, end of period	$12.42		$11.63	$11.93		$11.60
Ratios and supplemental data:
Total return(b)	6.79%		(2.51% )	2.84%		16.00%
Net assets, end of period (000)	$1,452		$1,338	$1,451		$1,160
Ratio of net expenses to average net assets	2.25%	(c)	2.25%	2.25%		2.25%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.50%	(c)	2.49%	2.61%		3.41%	(c)
Ratio of net investment income (loss) to average net assets	(1.12%	)(c)	(1.84% )	(1.81%	)	(1.74%	)(c)

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,			June 1, 2010* through October 31,
	2013		2012	2011		2010
Net asset value, beginning of period	$11.64		$11.93	$11.60		$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.07)		(0.22)	(0.24)		(0.08)
Net realized and unrealized gain (loss)	0.85		(0.07)	0.57		1.68
Total from investment operations	0.78		(0.29)	0.33		1.60
Distributions:
Dividends from net investment income	—		—	—		—
Dividends from net realized gains	—		—	—		—
Total distributions	—		—	—		—
Net asset value, end of period	$12.42		$11.64	$11.93		$11.60
Ratios and supplemental data:
Total return(b)	6.70%		(2.43% )	2.84%		16.00%
Net assets, end of period (000)	$2,236		$2,274	$2,524		$1,545
Ratio of net expenses to average net assets	2.25%	(c)	2.25%	2.25%		2.25%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.50%	(c)	2.49%	2.59%		3.38%	(c)
Ratio of net investment income (loss) to average net assets	(1.09%	)(c)	(1.84% )	(1.82%	)	(1.76%	)(c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Discovery Growth Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,		June 1, 2010* through October 31,
	2013		2012	2011	2010
Net asset value, beginning of period	$11.89		$12.07	$11.65	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.01)		(0.10)	(0.12)	(0.03)
Net realized and unrealized gain (loss)	0.88		(0.08)	0.57	1.68
Total from investment operations	0.87		(0.18)	0.45	1.65
Distributions:
Dividends from net investment income	—		—	(0.03)	—
Dividends from net realized gains	—		—	—	—
Total distributions	—		—	(0.03)	—
Net asset value, end of period	$12.76		$11.89	$12.07	$11.65
Ratios and supplemental data:
Total return(b)	7.32%		(1.49% )	3.82%	16.50%
Net assets, end of period (000)	$8,018		$8,608	$7,738	$2,540
Ratio of net expenses to average net assets	1.25%	(c)	1.25%	1.25%	1.25%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.49%	(c)	1.49%	1.54%	2.40%	(c)
Ratio of net investment income (loss) to average net assets	(0.11%	)(c)	(0.83% )	(0.89% )	(0.74%	)(c)

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,		June 1, 2010* through October 31,
	2013		2012	2011	2010
Net asset value, beginning of period	$11.77		$12.01	$11.63	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.04)		(0.16)	(0.17)	(0.05)
Net realized and unrealized gain (loss)	0.87		(0.08)	0.55	1.68
Total from investment operations	0.83		(0.24)	0.38	1.63
Distributions:
Dividends from net investment income	—		—	—	—
Dividends from net realized gains	—		—	—	—
Total distributions	—		—	—	—
Net asset value, end of period	$12.60		$11.77	$12.01	$11.63
Ratios and supplemental data:
Total return(b)	7.05%		(2.00% )	3.27%	16.30%
Net assets, end of period (000)	$1,624		$1,175	$1,201	$1,163
Ratio of net expenses to average net assets	1.75%	(c)	1.75%	1.75%	1.75%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.00%	(c)	1.99%	2.13%	2.91%	(c)
Ratio of net investment income (loss) to average net assets	(0.63%	)(c)	(1.34% )	(1.29% )	(1.24%	)(c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

150	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos International Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2013		2012	2011		2010		2009	2008
Net asset value, beginning of period	$17.27		$16.32	$15.46		$12.64		$8.90	$19.16
Income from investment operations:
Net investment income (loss)(a)	0.02		0.06	(0.04)		(0.04)		0.03	0.04
Net realized and unrealized gain (loss)	0.93		0.89	0.90		2.86		3.71	(9.61)
Total from investment operations	0.95		0.95	0.86		2.82		3.74	(9.57)
Distributions:
Dividends from net investment income	(0.04)		—	—		—		—	(0.08)
Dividends from net realized gains	—		—	—		—		—	(0.61)
Total distributions	(0.04)		—	—		—		—	(0.69)
Net asset value, end of period	$18.18		$17.27	$16.32		$15.46		$12.64	$8.90
Ratios and supplemental data:
Total return(b)	5.49%		5.82%	5.56%		22.31%		42.02%	(51.67% )
Net assets, end of period (000)	$451,457		$459,516	$238,764		$136,723		$112,647	$130,686
Ratio of net expenses to average net assets	1.40%	(c)	1.40%	1.49%		1.67%		1.62%	1.48%
Ratio of gross expenses to average net assets prior to expense reductions	1.48%	(c)	1.59%	1.58%		1.67%		1.62%	1.48%
Ratio of net investment income (loss) to average net assets	0.18%	(c)	0.36%	(0.21%	)	(0.26%	)	0.35%	0.25%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2013		2012	2011		2010		2009	2008
Portfolio turnover rate	32.8%		55.7%	59.6%		63.1%		86.9%	87.7%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos International Growth Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2013		2012		2011		2010		2009		2008
Net asset value, beginning of period	$16.45		$15.67		$14.96		$12.32		$8.74		$18.88
Income from investment operations:
Net investment income (loss)(a)	(0.05)		(0.07)		(0.16)		(0.14)		(0.03)		(0.07)
Net realized and unrealized gain (loss)	0.90		0.85		0.87		2.78		3.61		(9.46)
Total from investment operations	0.85		0.78		0.71		2.64		3.58		(9.53)
Distributions:
Dividends from net investment income	—		—		—		—		—		—
Dividends from net realized gains	—		—		—		—		—		(0.61)
Total distributions	—		—		—		—		—		(0.61)
Net asset value, end of period	$17.30		$16.45		$15.67		$14.96		$12.32		$8.74
Ratios and supplemental data:
Total return(b)	5.17%		4.98%		4.75%		21.43%		40.96%		(52.02% )
Net assets, end of period (000)	$8,440		$9,542		$13,500		$16,606		$17,019		$15,978
Ratio of net expenses to average net assets	2.15%	(c)	2.15%		2.25%		2.42%		2.37%		2.23%
Ratio of gross expenses to average net assets prior to expense reductions	2.23%	(c)	2.34%		2.32%		2.42%		2.38%		2.23%
Ratio of net investment income (loss) to average net assets	(0.58%	)(c)	(0.45%	)	(1.01%	)	(1.02%	)	(0.34%	)	(0.50% )

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2013		2012		2011		2010		2009		2008
Net asset value, beginning of period	$16.43		$15.65		$14.94		$12.30		$8.72		$18.85
Income from investment operations:
Net investment income (loss)(a)	(0.04)		(0.06)		(0.16)		(0.14)		(0.03)		(0.07)
Net realized and unrealized gain (loss)	0.89		0.84		0.87		2.78		3.61		(9.45)
Total from investment operations	0.85		0.78		0.71		2.64		3.58		(9.52)
Distributions:
Dividends from net investment income	—		—		—		—		—		—
Dividends from net realized gains	—		—		—		—		—		(0.61)
Total distributions	—		—		—		—		—		(0.61)
Net asset value, end of period	$17.28		$16.43		$15.65		$14.94		$12.30		$8.72
Ratios and supplemental data:
Total return(b)	5.17%		4.98%		4.75%		21.46%		41.06%		(52.05% )
Net assets, end of period (000)	$69,695		$65,621		$53,355		$48,200		$43,138		$43,401
Ratio of net expenses to average net assets	2.15%	(c)	2.15%		2.25%		2.42%		2.37%		2.23%
Ratio of gross expenses to average net assets prior to expense reductions	2.23%	(c)	2.34%		2.32%		2.42%		2.37%		2.23%
Ratio of net investment income (loss) to average net assets	(0.52%	)(c)	(0.41%	)	(0.98%	)	(1.01%	)	(0.36%	)	(0.50% )

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

152	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos International Growth Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2013		2012	2011		2010	2009		2008
Net asset value, beginning of period	$17.47		$16.47	$15.57		$12.72	$8.93		$19.22
Income from investment operations:
Net investment income (loss)(a)	0.05		0.10	0.01		0.01	0.05		0.08
Net realized and unrealized gain (loss)	0.94		0.90	0.89		2.87	3.74		(9.65)
Total from investment operations	0.99		1.00	0.90		2.88	3.79		(9.57)
Distributions:
Dividends from net investment income	(0.07)		—	—		(0.03)	—		(0.11)
Dividends from net realized gains	—		—	—		—	—		(0.61)
Total distributions	(0.07)		—	—		(0.03)	—		(0.72)
Net asset value, end of period	$18.39		$17.47	$16.47		$15.57	$12.72		$8.93
Ratios and supplemental data:
Total return(b)	5.70%		6.07%	5.78%		22.66%	42.44%		(51.56% )
Net assets, end of period (000)	$489,603		$415,463	$226,298		$96,003	$42,392		$78,423
Ratio of net expenses to average net assets	1.15%	(c)	1.15%	1.23%		1.42%	1.35%		1.23%
Ratio of gross expenses to average net assets prior to expense reductions	1.23%	(c)	1.34%	1.33%		1.42%	1.36%		1.23%
Ratio of net investment income (loss) to average net assets	0.52%	(c)	0.61%	0.07%		0.06%	0.51%		0.50%

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2013		2012	2011		2010	2009		2008
Net asset value, beginning of period	$17.06		$16.16	$15.35		$12.58	$8.88		$19.13
Income from investment operations:
Net investment income (loss)(a)	0.01		0.02	(0.08)		(0.07)	0.00	**	0.00 **
Net realized and unrealized gain (loss)	0.91		0.88	0.89		2.84	3.70		(9.59)
Total from investment operations	0.92		0.90	0.81		2.77	3.70		(9.59)
Distributions:
Dividends from net investment income	(0.02)		—	—		—	—		(0.05)
Dividends from net realized gains	—		—	—		—	—		(0.61)
Total distributions	(0.02)		—	—		—	—		(0.66)
Net asset value, end of period	$17.96		$17.06	$16.16		$15.35	$12.58		$8.88
Ratios and supplemental data:
Total return(b)	5.37%		5.57%	5.28%		22.02%	41.67%		(51.78% )
Net assets, end of period (000)	$18,005		$12,016	$3,667		$1,163	$598		$83
Ratio of net expenses to average net assets	1.65%	(c)	1.65%	1.73%		1.92%	1.89%		1.73%
Ratio of gross expenses to average net assets prior to expense reductions	1.73%	(c)	1.84%	1.84%		1.92%	1.89%		1.73%
Ratio of net investment income (loss) to average net assets	0.10%	(c)	0.11%	(0.46%	)	(0.49% )	0.02%		0.00%

**	Amount is less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Evolving World Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,				August 15, 2008* through October 31,
	2013		2012	2011	2010	2009	2008
Net asset value, beginning of period	$12.83		$12.47	$12.42	$10.30	$7.33	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.01)		0.04	0.01	0.08	0.12	0.01
Net realized and unrealized gain (loss)	0.45		0.32	0.08	2.11	2.91	(2.68)
Total from investment operations	0.44		0.36	0.09	2.19	3.03	(2.67)
Distributions:
Dividends from net investment income	—		—	(0.04)	(0.07)	(0.06)	—
Dividends from net realized gains	—		—	—	—	—	—
Total distributions	—		—	(0.04)	(0.07)	(0.06)	—
Net asset value, end of period	$13.27		$12.83	$12.47	$12.42	$10.30	$7.33
Ratios and supplemental data:
Total return(b)	3.43%		2.89%	0.68%	21.40%	41.76%	(26.70%	)
Net assets, end of period (000)	$143,999		$138,718	$104,365	$44,895	$15,276	$1,194
Ratio of net expenses to average net assets	1.59%	(c)	1.60%	1.58%	1.67%	1.75%	1.68%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.59%	(c)	1.60%	1.58%	1.67%	1.97%	3.01%	(c)
Ratio of net investment income (loss) to average net assets	(0.11%	)(c)	0.32%	0.08%	0.67%	1.31%	0.71%	(c)

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,				August 15, 2008* through October 31,
	2013		2012	2011	2010	2009	2008
Portfolio turnover rate	32.8%		50.1%	67.4%	48.3%	73.5%	1.2%

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

154	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Evolving World Growth Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,						August 15, 2008* through October 31,
	2013		2012		2011		2010	2009	2008
Net asset value, beginning of period	$12.58		$12.32		$12.32		$10.24	$7.32	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.05)		(0.06)		(0.09)		(0.01)	0.07	(0.00	)**
Net realized and unrealized gain (loss)	0.43		0.32		0.09		2.10	2.89	(2.68)
Total from investment operations	0.38		0.26		—		2.09	2.96	(2.68)
Distributions:
Dividends from net investment income	—		—		—		(0.01)	(0.04)	—
Dividends from net realized gains	—		—		—		—	—	—
Total distributions	—		—		—		(0.01)	(0.04)	—
Net asset value, end of period	$12.96		$12.58		$12.32		$12.32	$10.24	$7.32
Ratios and supplemental data:
Total return(b)	3.02%		2.11%		0.00%		20.42%	40.71%	(26.80%	)
Net assets, end of period (000)	$1,701		$1,595		$1,815		$1,819	$1,349	$732
Ratio of net expenses to average net assets	2.34%	(c)	2.34%		2.33%		2.43%	2.49%	2.43%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.34%	(c)	2.34%		2.33%		2.43%	2.95%	3.76%	(c)
Ratio of net investment income (loss) to average net assets	(0.85%	)(c)	(0.46%	)	(0.71%	)	(0.11% )	0.83%	(0.04%	)(c)

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,						August 15, 2008* through October 31,
	2013		2012		2011		2010	2009	2008
Net asset value, beginning of period	$12.57		$12.31		$12.31		$10.24	$7.32	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.05)		(0.05)		(0.09)		(0.01)	0.07	(0.00	)**
Net realized and unrealized gain (loss)	0.43		0.31		0.09		2.10	2.89	(2.68)
Total from investment operations	0.38		0.26		—		2.09	2.96	(2.68)
Distributions:
Dividends from net investment income	—		—		(0.00	)**	(0.02)	(0.04)	—
Dividends from net realized gains	—		—		—		—	—	—
Total distributions	—		—		—		(0.02)	(0.04)	—
Net asset value, end of period	$12.95		$12.57		$12.31		$12.31	$10.24	$7.32
Ratios and supplemental data:
Total return(b)	3.02%		2.11%		0.00%		20.43%	40.71%	(26.80%	)
Net assets, end of period (000)	$26,924		$21,527		$8,913		$3,472	$1,431	$734
Ratio of net expenses to average net assets	2.34%	(c)	2.35%		2.33%		2.43%	2.49%	2.43%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.34%	(c)	2.35%		2.33%		2.43%	2.95%	3.76%	(c)
Ratio of net investment income (loss) to average net assets	(0.85%	)(c)	(0.41%	)	(0.66%	)	(0.07% )	0.82%	(0.04%	)(c)

*	Commencement of operations.

**	Amount equated to less than $0.005 per common share.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Evolving World Growth Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,				August 15, 2008* through October 31,
	2013		2012	2011	2010	2009	2008
Net asset value, beginning of period	$12.92		$12.54	$12.46	$10.32	$7.33	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.01		0.07	0.04	0.10	0.15	0.02
Net realized and unrealized gain (loss)	0.45		0.32	0.09	2.12	2.91	(2.69)
Total from investment operations	0.46		0.39	0.13	2.22	3.06	(2.67)
Distributions:
Dividends from net investment income	(0.03)		(0.01)	(0.05)	(0.08)	(0.07)	—
Dividends from net realized gains	—		—	—	—	—	—
Total distributions	(0.03)		(0.01)	(0.05)	(0.08)	(0.07)	—
Net asset value, end of period	$13.35		$12.92	$12.54	$12.46	$10.32	$7.33
Ratios and supplemental data:
Total return(b)	3.57%		3.11%	1.05%	21.68%	42.14%	(26.70%	)
Net assets, end of period (000)	$260,406		$175,572	$89,205	$52,875	$24,132	$15,404
Ratio of net expenses to average net assets	1.34%	(c)	1.35%	1.33%	1.43%	1.49%	1.43%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.34%	(c)	1.35%	1.33%	1.43%	1.97%	2.76%	(c)
Ratio of net investment income (loss) to average net assets	0.14%	(c)	0.59%	0.33%	0.92%	1.86%	0.96%	(c)

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,				August 15, 2008* through October 31,
	2013		2012	2011	2010	2009	2008
Net asset value, beginning of period	$12.78		$12.45	$12.39	$10.28	$7.33	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.02)		0.01	(0.03)	0.04	0.11	0.01
Net realized and unrealized gain (loss)	0.44		0.32	0.09	2.11	2.89	(2.68)
Total from investment operations	0.42		0.33	0.06	2.15	3.00	(2.67)
Distributions:
Dividends from net investment income	—		—	—	(0.04)	(0.05)	—
Dividends from net realized gains	—		—	—	—	—	—
Total distributions	—		—	—	(0.04)	(0.05)	—
Net asset value, end of period	$13.20		$12.78	$12.45	$12.39	$10.28	$7.33
Ratios and supplemental data:
Total return(b)	3.29%		2.65%	0.48%	20.99%	41.32%	(26.70%	)
Net assets, end of period (000)	$1,630		$1,555	$1,274	$1,252	$1,040	$732
Ratio of net expenses to average net assets	1.84%	(c)	1.84%	1.83%	1.93%	1.99%	1.93%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.84%	(c)	1.84%	1.83%	1.93%	2.49%	3.26%	(c)
Ratio of net investment income (loss) to average net assets	(0.38%	)(c)	0.05%	(0.21% )	0.38%	1.37%	0.46%	(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

156	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Equity Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2013		2012		2011		2010		2009	2008
Net asset value, beginning of period	$13.00		$12.14		$11.28		$9.12		$7.16	$13.44
Income from investment operations:
Net investment income (loss)(a)	0.00	**	(0.02)		(0.07)		(0.07)		(0.03)	(0.06)
Net realized and unrealized gain (loss)	0.53		0.88		0.93		2.23		2.33	(6.22)
Total from investment operations	0.53		0.86		0.86		2.16		2.30	(6.28)
Distributions:
Dividends from net investment income	(0.02)		—		—		—		(0.33)	—
Dividends from net realized gains	—		—		—		—		—	—
Return of capital	—		—		—		—		(0.01)	—
Total distributions	(0.02)		—		—		—		(0.34)	—
Net asset value, end of period	$13.51		$13.00		$12.14		$11.28		$9.12	$7.16
Ratios and supplemental data:
Total return(b)	4.10%		7.08%		7.62%		23.68%		34.24%	(46.73% )
Net assets, end of period (000)	$149,267		$113,260		$51,525		$30,212		$21,162	$23,904
Ratio of net expenses to average net assets	1.40%	(c)	1.40%		1.57%		1.88%		1.95%	1.82%
Ratio of gross expenses to average net assets prior to expense reductions	1.44%	(c)	1.52%		1.66%		1.88%		2.05%	1.82%
Ratio of net investment income (loss) to average net assets	0.07%	(c)	(0.14%	)	(0.60%	)	(0.71%	)	(0.45% )	(0.52% )

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2013		2012		2011		2010		2009	2008
Portfolio turnover rate	30.1%		44.5%		58.8%		65.1%		101.6%	83.7%

**	Amounts are less than $0.005.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	157

Calamos Global Equity Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2013		2012		2011		2010		2009	2008
Net asset value, beginning of period	$12.56		$11.82		$11.06		$9.02		$7.06	$13.36
Income from investment operations:
Net investment income (loss)(a)	(0.04)		(0.11)		(0.16)		(0.15)		(0.09)	(0.14)
Net realized and unrealized gain (loss)	0.51		0.85		0.92		2.19		2.33	(6.16)
Total from investment operations	0.47		0.74		0.76		2.04		2.24	(6.30)
Distributions:
Dividends from net investment income	—		—		—		—		(0.27)	—
Return of capital	—		—		—		—		(0.01)	—
Total distributions	—		—		—		—		(0.28)	—
Net asset value, end of period	$13.03		$12.56		$11.82		$11.06		$9.02	$7.06
Ratios and supplemental data:
Total return(b)	3.74%		6.26%		6.87%		22.62%		33.48%	(47.16% )
Net assets, end of period (000)	$2,726		$2,519		$2,603		$2,552		$2,125	$1,531
Ratio of net expenses to average net assets	2.15%	(c)	2.15%		2.35%		2.63%		2.71%	2.57%
Ratio of gross expenses to average net assets prior to expense reductions	2.19%	(c)	2.28%		2.42%		2.63%		2.81%	2.57%
Ratio of net investment income (loss) to average net assets	(0.69%	)(c)	(0.90%	)	(1.37%	)	(1.46%	)	(1.18% )	(1.27% )

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2013		2012		2011		2010		2009	2008
Net asset value, beginning of period	$12.54		$11.80		$11.04		$9.00		$7.07	$13.37
Income from investment operations:
Net investment income (loss)(a)	(0.04)		(0.11)		(0.16)		(0.15)		(0.09)	(0.14)
Net realized and unrealized gain (loss)	0.50		0.85		0.92		2.19		2.32	(6.16)
Total from investment operations	0.46		0.74		0.76		2.04		2.23	(6.30)
Distributions:
Dividends from net investment income	—		—		—		—		(0.29)	—
Dividends from net realized gains	—		—		—		—		—	—
Return of capital	—		—		—		—		(0.01)	—
Total distributions	—		—		—		—		(0.30)	—
Net asset value, end of period	$13.00		$12.54		$11.80		$11.04		$9.00	$7.07
Ratios and supplemental data:
Total return(b)	3.67%		6.27%		6.88%		22.67%		33.29%	(47.12% )
Net assets, end of period (000)	$34,481		$25,749		$10,359		$6,523		$4,490	$4,339
Ratio of net expenses to average net assets	2.15%	(c)	2.15%		2.32%		2.63%		2.70%	2.57%
Ratio of gross expenses to average net assets prior to expense reductions	2.19%	(c)	2.27%		2.41%		2.63%		2.81%	2.57%
Ratio of net investment income (loss) to average net assets	(0.65%	)(c)	(0.89%	)	(1.33%	)	(1.46%	)	(1.22% )	(1.27% )

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

158	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Equity Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2013		2012		2011		2010		2009	2008
Net asset value, beginning of period	$13.11		$12.22		$11.31		$9.13		$7.19	$13.46
Income from investment operations:
Net investment income (loss)(a)	0.02		0.02		(0.04)		(0.04)		(0.01)	(0.03)
Net realized and unrealized gain (loss)	0.54		0.87		0.95		2.22		2.34	(6.24)
Total from investment operations	0.56		0.89		0.91		2.18		2.33	(6.27)
Distributions:
Dividends from net investment income	(0.05)		—		—		—		(0.38)	—
Dividends from net realized gains	—		—		—		—		—	—
Return of capital	—		—		—		—		(0.01)	—
Total distributions	(0.05)		—		—		—		(0.39)	—
Net asset value, end of period	$13.62		$13.11		$12.22		$11.31		$9.13	$7.19
Ratios and supplemental data:
Total return(b)	4.24%		7.28%		8.05%		23.88%		34.70%	(46.58% )
Net assets, end of period (000)	$216,959		$220,364		$63,563		$11,996		$4,724	$3,436
Ratio of net expenses to average net assets	1.15%	(c)	1.15%		1.27%		1.63%		1.70%	1.57%
Ratio of gross expenses to average net assets prior to expense reductions	1.19%	(c)	1.27%		1.39%		1.63%		1.81%	1.57%
Ratio of net investment income (loss) to average net assets	0.30%	(c)	0.13%		(0.29%	)	(0.39%	)	(0.18% )	(0.27% )

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2013		2012		2011		2010		2009	2008
Net asset value, beginning of period	$12.83		$12.02		$11.19		$9.07		$7.13	$13.41
Income from investment operations:
Net investment income (loss)(a)	(0.01)		(0.06)		(0.10)		(0.10)		(0.05)	(0.08)
Net realized and unrealized gain (loss)	0.52		0.87		0.93		2.22		2.32	(6.20)
Total from investment operations	0.51		0.81		0.83		2.12		2.27	(6.28)
Distributions:
Dividends from net investment income	(0.01)		—		—		—		(0.32)	—
Dividends from net realized gains	—		—		—		—		—	—
Return of capital	—		—		—		—		(0.01)	—
Total distributions	(0.01)		—		—		—		(0.33)	—
Net asset value, end of period	$13.33		$12.83		$12.02		$11.19		$9.07	$7.13
Ratios and supplemental data:
Total return(b)	3.99%		6.74%		7.42%		23.37%		33.92%	(46.83% )
Net assets, end of period (000)	$8,127		$4,693		$1,709		$1,223		$962	$713
Ratio of net expenses to average net assets	1.65%	(c)	1.65%		1.83%		2.13%		2.20%	2.07%
Ratio of gross expenses to average net assets prior to expense reductions	1.70%	(c)	1.78%		1.91%		2.13%		2.31%	2.07%
Ratio of net investment income (loss) to average net assets	(0.12%	)(c)	(0.45%	)	(0.85%	)	(0.96%	)	(0.68% )	(0.77% )

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	159

Calamos Growth and Income Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2013		2012	2011	2010	2009	2008
Net asset value, beginning of period	$32.64		$32.12	$30.15	$27.49	$21.13	$35.83
Income from investment operations:
Net investment income (loss)(a)	0.33		0.52	0.51	0.64	0.62	0.37
Net realized and unrealized gain (loss)	1.06		0.66	1.89	2.70	6.17	(12.09)
Total from investment operations	1.39		1.18	2.40	3.34	6.79	(11.72)
Distributions:
Dividends from net investment income	(0.27)		(0.66)	(0.43)	(0.68)	(0.43)	(0.52)
Dividends from net realized gains	(0.87)		—	—	—	—	(2.46)
Total distributions	(1.14)		(0.66)	(0.43)	(0.68)	(0.43)	(2.98)
Net asset value, end of period	$32.89		$32.64	$32.12	$30.15	$27.49	$21.13
Ratios and supplemental data:
Total return(b)	4.36%		3.73%	8.04%	12.31%	32.49%	(35.31% )
Net assets, end of period (000)	$1,707,437		$1,974,535	$2,017,175	$1,706,548	$1,748,479	$1,749,433
Ratio of net expenses to average net assets	1.10%	(c)	1.09%	1.08%	1.09%	1.12%	1.06%
Ratio of gross expenses to average net assets prior to expense reductions	1.10%	(c)	1.09%	1.08%	1.09%	1.12%	1.07%
Ratio of net investment income (loss) to average net assets	2.02%	(c)	1.62%	1.60%	2.26%	2.69%	1.26%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2013		2012	2011	2010	2009	2008
Portfolio turnover rate	32.7%		42.8%	55.1%	54.6%	66.2%	83.4%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

160	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth and Income Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2013		2012	2011	2010	2009	2008
Net asset value, beginning of period	$37.26		$36.47	$34.22	$31.10	$23.85	$40.09
Income from investment operations:
Net investment income (loss)(a)	0.38		0.36	0.32	0.49	0.50	0.17
Net realized and unrealized gain (loss)	1.21		0.77	2.14	3.05	6.97	(13.63)
Total from investment operations	1.59		1.13	2.46	3.54	7.47	(13.46)
Distributions:
Dividends from net investment income	(0.28)		(0.34)	(0.21)	(0.42)	(0.22)	(0.32)
Dividends from net realized gains	(0.87)		—	—	—	—	(2.46)
Total distributions	(1.15)		(0.34)	(0.21)	(0.42)	(0.22)	(2.78)
Net asset value, end of period	$37.70		$37.26	$36.47	$34.22	$31.10	$23.85
Ratios and supplemental data:
Total return(b)	4.35%		3.12%	7.21%	11.46%	31.48%	(35.80% )
Net assets, end of period (000)	$65,103		$92,658	$184,989	$303,273	$376,111	$385,128
Ratio of net expenses to average net assets	1.07%	(c)	1.73%	1.82%	1.84%	1.87%	1.81%
Ratio of gross expenses to average net assets prior to expense reductions	1.07%	(c)	1.73%	1.82%	1.84%	1.88%	1.82%
Ratio of net investment income (loss) to average net assets	2.05%	(c)	0.97%	0.88%	1.51%	1.95%	0.51%

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2013		2012	2011	2010	2009	2008
Net asset value, beginning of period	$32.76		$32.23	$30.30	$27.62	$21.23	$36.05
Income from investment operations:
Net investment income (loss)(a)	0.20		0.28	0.27	0.43	0.45	0.15
Net realized and unrealized gain (loss)	1.07		0.67	1.91	2.72	6.19	(12.16)
Total from investment operations	1.27		0.95	2.18	3.15	6.64	(12.01)
Distributions:
Dividends from net investment income	(0.21)		(0.42)	(0.25)	(0.47)	(0.25)	(0.35)
Dividends from net realized gains	(0.87)		—	—	—	—	(2.46)
Total distributions	(1.08)		(0.42)	(0.25)	(0.47)	(0.25)	(2.81)
Net asset value, end of period	$32.95		$32.76	$32.23	$30.30	$27.62	$21.23
Ratios and supplemental data:
Total return(b)	3.95%		2.97%	7.23%	11.50%	31.49%	(35.82% )
Net assets, end of period (000)	$1,131,935		$1,255,629	$1,344,781	$1,291,168	$1,263,459	$1,212,715
Ratio of net expenses to average net assets	1.85%	(c)	1.84%	1.83%	1.84%	1.87%	1.81%
Ratio of gross expenses to average net assets prior to expense reductions	1.85%	(c)	1.84%	1.83%	1.84%	1.87%	1.82%
Ratio of net investment income (loss) to average net assets	1.26%	(c)	0.87%	0.86%	1.51%	1.94%	0.51%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	161

Calamos Growth and Income Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2013		2012	2011	2010	2009	2008
Net asset value, beginning of period	$31.91		$31.41	$29.48	$26.89	$20.69	$35.13
Income from investment operations:
Net investment income (loss)(a)	0.36		0.59	0.58	0.70	0.68	0.42
Net realized and unrealized gain (loss)	1.04		0.65	1.84	2.64	6.01	(11.82)
Total from investment operations	1.40		1.24	2.42	3.34	6.69	(11.40)
Distributions:
Dividends from net investment income	(0.30)		(0.74)	(0.49)	(0.75)	(0.49)	(0.58)
Dividends from net realized gains	(0.87)		—	—	—	—	(2.46)
Total distributions	(1.17)		(0.74)	(0.49)	(0.75)	(0.49)	(3.04)
Net asset value, end of period	$32.14		$31.91	$31.41	$29.48	$26.89	$20.69
Ratios and supplemental data:
Total return(b)	4.46%		4.01%	8.31%	12.61%	32.75%	(35.14% )
Net assets, end of period (000)	$745,265		$915,394	$856,632	$683,473	$352,451	$140,308
Ratio of net expenses to average net assets	0.85%	(c)	0.84%	0.83%	0.84%	0.87%	0.81%
Ratio of gross expenses to average net assets prior to expense reductions	0.85%	(c)	0.84%	0.83%	0.84%	0.87%	0.82%
Ratio of net investment income (loss) to average net assets	2.27%	(c)	1.87%	1.85%	2.51%	2.92%	1.51%

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2013		2012	2011	2010	2009	2008
Net asset value, beginning of period	$32.46		$31.95	$30.02	$27.39	$21.08	$35.80
Income from investment operations:
Net investment income (loss)(a)	0.28		0.44	0.43	0.57	0.56	0.28
Net realized and unrealized gain (loss)	1.07		0.66	1.88	2.69	6.14	(12.05)
Total from investment operations	1.35		1.10	2.31	3.26	6.70	(11.77)
Distributions:
Dividends from net investment income	(0.26)		(0.59)	(0.38)	(0.63)	(0.39)	(0.49)
Dividends from net realized gains	(0.87)		—	—	—	—	(2.46)
Total distributions	(1.13)		(0.59)	(0.38)	(0.63)	(0.39)	(2.95)
Net asset value, end of period	$32.68		$32.46	$31.95	$30.02	$27.39	$21.08
Ratios and supplemental data:
Total return(b)	4.22%		3.49%	7.75%	12.05%	32.11%	(35.49% )
Net assets, end of period (000)	$23,706		$22,265	$15,486	$10,285	$2,636	$690
Ratio of net expenses to average net assets	1.35%	(c)	1.34%	1.33%	1.34%	1.36%	1.31%
Ratio of gross expenses to average net assets prior to expense reductions	1.35%	(c)	1.34%	1.33%	1.34%	1.37%	1.32%
Ratio of net investment income (loss) to average net assets	1.75%	(c)	1.37%	1.34%	2.00%	2.35%	1.01%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

162	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Growth and Income Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2013		2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.88		$10.77	$10.16	$9.20	$7.35	$12.83
Income from investment operations:
Net investment income (loss)(a)	0.05		0.11	0.11	0.17	0.21	0.12
Net realized and unrealized gain (loss)	0.57		0.21	0.50	0.98	1.87	(4.88)
Total from investment operations	0.62		0.32	0.61	1.15	2.08	(4.76)
Distributions:
Dividends from net investment income	(0.09)		(0.21)	—	(0.04)	(0.23)	—
Dividends from net realized gains	(0.24)		—	—	—	—	(0.72)
Return of capital	—		—	—	(0.15)	—	—
Total distributions	(0.33)		(0.21)	—	(0.19)	(0.23)	(0.72)
Net asset value, end of period	$11.17		$10.88	$10.77	$10.16	$9.20	$7.35
Ratios and supplemental data:
Total return(b)	5.82%		3.03%	6.00%	12.64%	29.16%	(39.08% )
Net assets, end of period (000)	$255,499		$304,914	$373,595	$318,493	$273,281	$300,563
Ratio of net expenses to average net assets	1.41%	(c)	1.32%	1.32%	1.36%	1.44%	1.36%
Ratio of gross expenses to average net assets prior to expense reductions	1.41%	(c)	1.32%	1.32%	1.36%	1.44%	1.36%
Ratio of net investment income (loss) to average net assets	0.98%	(c)	1.06%	1.01%	1.74%	2.66%	1.12%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2013		2012	2011	2010	2009	2008
Portfolio turnover rate	19.1%		55.1%	73.1%	62.2%	97.3%	117.7%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Global Growth and Income Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2013		2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.97		$10.85	$10.32	$9.37	$7.52	$13.21
Income from investment operations:
Net investment income (loss)(a)	0.01		0.03	0.03	0.10	0.15	0.04
Net realized and unrealized gain (loss)	0.57		0.21	0.50	1.00	1.91	(5.01)
Total from investment operations	0.58		0.24	0.53	1.10	2.06	(4.97)
Distributions:
Dividends from net investment income	(0.03)		(0.12)	—	(0.03)	(0.21)	—
Dividends from net realized gains	(0.24)		—	—	—	—	(0.72)
Return of capital	—		—	—	(0.12)	—	—
Total distributions	(0.27)		(0.12)	—	(0.15)	(0.21)	(0.72)
Net asset value, end of period	$11.28		$10.97	$10.85	$10.32	$9.37	$7.52
Ratios and supplemental data:
Total return(b)	5.35%		2.25%	5.14%	11.86%	28.21%	(39.57% )
Net assets, end of period (000)	$12,837		$16,654	$30,770	$43,323	$50,466	$52,729
Ratio of net expenses to average net assets	2.16%	(c)	2.07%	2.07%	2.12%	2.19%	2.11%
Ratio of gross expenses to average net assets prior to expense reductions	2.16%	(c)	2.07%	2.07%	2.12%	2.19%	2.11%
Ratio of net investment income (loss) to average net assets	0.23%	(c)	0.30%	0.26%	0.99%	1.93%	0.37%

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2013		2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.25		$10.15	$9.65	$8.78	$7.06	$12.45
Income from investment operations:
Net investment income (loss)(a)	0.01		0.03	0.03	0.09	0.14	0.04
Net realized and unrealized gain (loss)	0.53		0.20	0.47	0.94	1.79	(4.71)
Total from investment operations	0.54		0.23	0.50	1.03	1.93	(4.67)
Distributions:
Dividends from net investment income	(0.03)		(0.13)	—	(0.03)	(0.21)	—
Dividends from net realized gains	(0.24)		—	—	—	—	(0.72)
Return of capital	—		—	—	(0.13)	—	—
Total distributions	(0.27)		(0.13)	—	(0.16)	(0.21)	(0.72)
Net asset value, end of period	$10.52		$10.25	$10.15	$9.65	$8.78	$7.06
Ratios and supplemental data:
Total return(b)	5.41%		2.29%	5.18%	11.81%	28.23%	(39.58% )
Net assets, end of period (000)	$202,810		$235,194	$282,801	$276,141	$235,776	$236,088
Ratio of net expenses to average net assets	2.16%	(c)	2.07%	2.07%	2.11%	2.19%	2.11%
Ratio of gross expenses to average net assets prior to expense reductions	2.16%	(c)	2.07%	2.07%	2.11%	2.19%	2.11%
Ratio of net investment income (loss) to average net assets	0.23%	(c)	0.31%	0.26%	0.99%	1.91%	0.37%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

164	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Growth and Income Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2013		2012	2011	2010	2009	2008
Net asset value, beginning of period	$11.06		$10.96	$10.32	$9.33	$7.43	$12.94
Income from investment operations:
Net investment income (loss)(a)	0.07		0.14	0.14	0.19	0.23	0.14
Net realized and unrealized gain (loss)	0.57		0.22	0.50	1.00	1.90	(4.93)
Total from investment operations	0.64		0.36	0.64	1.19	2.13	(4.79)
Distributions:
Dividends from net investment income	(0.11)		(0.26)	—	(0.04)	(0.23)	—
Dividends from net realized gains	(0.24)		—	—	—	—	(0.72)
Return of capital	—		—	—	(0.16)	—	—
Total distributions	(0.35)		(0.26)	—	(0.20)	(0.23)	(0.72)
Net asset value, end of period	$11.35		$11.06	$10.96	$10.32	$9.33	$7.43
Ratios and supplemental data:
Total return(b)	5.93%		3.32%	6.20%	12.92%	29.62%	(38.97% )
Net assets, end of period (000)	$266,013		$986,986	$978,511	$763,531	$227,445	$145,751
Ratio of net expenses to average net assets	1.14%	(c)	1.07%	1.07%	1.11%	1.18%	1.11%
Ratio of gross expenses to average net assets prior to expense reductions	1.14%	(c)	1.07%	1.07%	1.11%	1.18%	1.11%
Ratio of net investment income (loss) to average net assets	1.19%	(c)	1.31%	1.25%	1.97%	2.82%	1.37%

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2013		2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.79		$10.67	$10.09	$9.16	$7.32	$12.81
Income from investment operations:
Net investment income (loss)(a)	0.04		0.08	0.08	0.14	0.19	0.09
Net realized and unrealized gain (loss)	0.56		0.21	0.50	0.97	1.87	(4.86)
Total from investment operations	0.60		0.29	0.58	1.11	2.06	(4.77)
Distributions:
Dividends from net investment income	(0.07)		(0.17)	—	(0.04)	(0.22)	—
Dividends from net realized gains	(0.24)		—	—	—	—	(0.72)
Return of capital	—		—	—	(0.14)	—	—
Total distributions	(0.31)		(0.17)	—	(0.18)	(0.22)	(0.72)
Net asset value, end of period	$11.08		$10.79	$10.67	$10.09	$9.16	$7.32
Ratios and supplemental data:
Total return(b)	5.64%		2.77%	5.75%	12.26%	29.06%	(39.23% )
Net assets, end of period (000)	$2,498		$3,045	$1,567	$1,302	$377	$209
Ratio of net expenses to average net assets	1.66%	(c)	1.58%	1.57%	1.61%	1.69%	1.61%
Ratio of gross expenses to average net assets prior to expense reductions	1.66%	(c)	1.58%	1.57%	1.61%	1.69%	1.61%
Ratio of net investment income (loss) to average net assets	0.73%	(c)	0.75%	0.77%	1.43%	2.41%	0.87%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	165

Calamos Convertible Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2013		2012	2011	2010	2009	2008
Net asset value, beginning of period	$17.70		$19.28	$19.60	$18.31	$14.13	$20.77
Income from investment operations:
Net investment income (loss)(a)	0.18		0.37	0.40	0.53	0.56	0.42
Net realized and unrealized gain (loss)	1.43		(0.33)	0.14	1.45	4.15	(6.52)
Total from investment operations	1.61		0.04	0.54	1.98	4.71	(6.10)
Distributions:
Dividends from net investment income	(0.02)		(0.14)	(0.25)	(0.69)	(0.50)	(0.48)
Dividends from net realized gains	(1.56)		(1.48)	(0.61)	—	(0.03)	(0.06)
Total distributions	(1.58)		(1.62)	(0.86)	(0.69)	(0.53)	(0.54)
Net asset value, end of period	$17.73		$17.70	$19.28	$19.60	$18.31	$14.13
Ratios and supplemental data:
Total return(b)	9.77%		0.51%	2.73%	11.06%	34.00%	(30.12% )
Net assets, end of period (000)	$505,699		$650,100	$1,269,501	$1,741,954	$1,822,596	$222,243
Ratio of net expenses to average net assets	1.13%	(c)	1.10%	1.07%	1.08%	1.10%	1.14%
Ratio of gross expenses to average net assets prior to expense reductions	1.13%	(c)	1.10%	1.07%	1.08%	1.11%	1.15%
Ratio of net investment income (loss) to average net assets	2.16%	(c)	2.07%	2.03%	2.82%	3.37%	2.22%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2013		2012	2011	2010	2009	2008
Portfolio turnover rate	41.4%		56.6%	65.7%	77.4%	45.7%	90.9%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

166	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Convertible Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2013		2012	2011	2010	2009	2008
Net asset value, beginning of period	$21.31		$22.89	$23.14	$21.48	$16.48	$24.27
Income from investment operations:
Net investment income (loss)(a)	0.15		0.28	0.32	0.47	0.52	0.32
Net realized and unrealized gain (loss)	1.74		(0.38)	0.15	1.69	4.86	(7.62)
Total from investment operations	1.89		(0.10)	0.47	2.16	5.38	(7.30)
Distributions:
Dividends from net investment income	—		(0.00)**	(0.11)	(0.50)	(0.35)	(0.43)
Dividends from net realized gains	(1.56)		(1.48)	(0.61)	—	(0.03)	(0.06)
Total distributions	(1.56)		(1.48)	(0.72)	(0.50)	(0.38)	(0.49)
Net asset value, end of period	$21.64		$21.31	$22.89	$23.14	$21.48	$16.48
Ratios and supplemental data:
Total return(b)	9.39%		(0.25% )	2.01%	10.20%	33.04%	(30.66% )
Net assets, end of period (000)	$12,229		$14,256	$21,517	$56,141	$88,956	$67,313
Ratio of net expenses to average net assets	1.88%	(c)	1.85%	1.82%	1.83%	1.85%	1.89%
Ratio of gross expenses to average net assets prior to expense reductions	1.88%	(c)	1.85%	1.82%	1.83%	1.86%	1.90%
Ratio of net investment income (loss) to average net assets	1.41%	(c)	1.32%	1.36%	2.12%	2.78%	1.47%

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2013		2012	2011	2010	2009	2008
Net asset value, beginning of period	$17.57		$19.15	$19.51	$18.24	$14.09	$20.82
Income from investment operations:
Net investment income (loss)(a)	0.12		0.23	0.25	0.38	0.43	0.28
Net realized and unrealized gain (loss)	1.41		(0.32)	0.14	1.45	4.14	(6.51)
Total from investment operations	1.53		(0.09)	0.39	1.83	4.57	(6.23)
Distributions:
Dividends from net investment income	—		(0.01)	(0.14)	(0.56)	(0.39)	(0.44)
Dividends from net realized gains	(1.56)		(1.48)	(0.61)	—	(0.03)	(0.06)
Total distributions	(1.56)		(1.49)	(0.75)	(0.56)	(0.42)	(0.50)
Net asset value, end of period	$17.54		$17.57	$19.15	$19.51	$18.24	$14.09
Ratios and supplemental data:
Total return(b)	9.33%		(0.24% )	1.99%	10.20%	33.01%	(30.62% )
Net assets, end of period (000)	$333,410		$390,649	$584,428	$706,108	$579,959	$164,363
Ratio of net expenses to average net assets	1.88%	(c)	1.85%	1.82%	1.83%	1.85%	1.89%
Ratio of gross expenses to average net assets prior to expense reductions	1.88%	(c)	1.85%	1.82%	1.83%	1.86%	1.90%
Ratio of net investment income (loss) to average net assets	1.41%	(c)	1.32%	1.26%	2.03%	2.66%	1.47%

**	Amount equated to less than $0.005 per common share.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	167

Calamos Convertible Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2013		2012	2011	2010	2009	2008
Net asset value, beginning of period	$16.51		$18.10	$18.44	$17.27	$13.35	$19.62
Income from investment operations:
Net investment income (loss)(a)	0.19		0.39	0.42	0.53	0.56	0.43
Net realized and unrealized gain (loss)	1.32		(0.30)	0.14	1.38	3.92	(6.15)
Total from investment operations	1.51		0.09	0.56	1.91	4.48	(5.72)
Distributions:
Dividends from net investment income	(0.05)		(0.20)	(0.29)	(0.74)	(0.53)	(0.49)
Dividends from net realized gains	(1.56)		(1.48)	(0.61)	—	(0.03)	(0.06)
Total distributions	(1.61)		(1.68)	(0.90)	(0.74)	(0.56)	(0.55)
Net asset value, end of period	$16.41		$16.51	$18.10	$18.44	$17.27	$13.35
Ratios and supplemental data:
Total return(b)	9.88%		0.81%	3.00%	11.32%	34.30%	(29.95% )
Net assets, end of period (000)	$355,680		$475,526	$759,415	$883,151	$424,287	$15,152
Ratio of net expenses to average net assets	0.88%	(c)	0.85%	0.82%	0.82%	0.85%	0.89%
Ratio of gross expenses to average net assets prior to expense reductions	0.88%	(c)	0.85%	0.82%	0.82%	0.85%	0.90%
Ratio of net investment income (loss) to average net assets	2.40%	(c)	2.33%	2.26%	2.97%	3.56%	2.47%

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2013		2012	2011	2010	2009	2008
Net asset value, beginning of period	$17.63		$19.21	$19.55	$18.28	$14.11	$20.75
Income from investment operations:
Net investment income (loss)(a)	0.16		0.32	0.34	0.45	0.51	0.37
Net realized and unrealized gain (loss)	1.42		(0.32)	0.14	1.48	4.15	(6.49)
Total from investment operations	1.58		—	0.48	1.93	4.66	(6.12)
Distributions:
Dividends from net investment income	(0.00	)**	(0.10)	(0.21)	(0.66)	(0.46)	(0.46)
Dividends from net realized gains	(1.56)		(1.48)	(0.61)	—	(0.03)	(0.06)
Total distributions	(1.56)		(1.58)	(0.82)	(0.66)	(0.49)	(0.52)
Net asset value, end of period	$17.65		$17.63	$19.21	$19.55	$18.28	$14.11
Ratios and supplemental data:
Total return(b)	9.61%		0.29%	2.46%	10.78%	33.68%	(30.19% )
Net assets, end of period (000)	$3,177		$3,253	$4,134	$2,878	$705	$78
Ratio of net expenses to average net assets	1.38%	(c)	1.35%	1.32%	1.32%	1.35%	1.39%
Ratio of gross expenses to average net assets prior to expense reductions	1.38%	(c)	1.35%	1.32%	1.32%	1.36%	1.40%
Ratio of net investment income (loss) to average net assets	1.92%	(c)	1.82%	1.72%	2.39%	3.06%	1.97%

**	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

168	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Total Return Bond Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,	Year Ended October 31,
	2013	2012	2011	2010	2009	2008
Net asset value, beginning of period	$11.15	$11.14	$11.23	$11.06	$9.82	$10.25
Income from investment operations:
Net investment income (loss)(a)	0.11	0.22	0.26	0.31	0.35	0.33
Net realized and unrealized gain (loss)	(0.01)	0.15	0.02	0.45	1.30	(0.35)
Total from investment operations	0.10	0.37	0.28	0.76	1.65	(0.02)
Distributions:
Dividends from net investment income	(0.15)	(0.32)	(0.28)	(0.59)	(0.41)	(0.41)
Dividends from net realized gains	(0.05)	(0.04)	(0.09)	—	—	—
Total distributions	(0.20)	(0.36)	(0.37)	(0.59)	(0.41)	(0.41)
Net asset value, end of period	$11.05	$11.15	$11.14	$11.23	$11.06	$9.82
Ratios and supplemental data:
Total return(b)	0.94%	3.35%	2.64%	7.12%	17.10%	(0.33% )
Net assets, end of period (000)	$119,632	$137,672	$115,090	$114,922	$94,831	$55,858
Ratio of net expenses to average net assets	0.90% (c)	0.90%	0.90%	0.90%	0.88%	0.83%
Ratio of gross expenses to average net assets prior to expense reductions	0.99% (c)	0.98%	0.97%	0.98%	1.00%	1.13%
Ratio of net investment income (loss) to average net assets	2.00% (c)	1.98%	2.37%	2.83%	3.30%	3.24%

	(Unaudited) Six Months Ended April 30,	Year Ended October 31,
	2013	2012	2011	2010	2009	2008
Portfolio turnover rate	14.4%	34.4%	41.5%	55.7%	287.2%	678.6%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Total Return Bond Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,	Year Ended October 31,
	2013	2012	2011	2010	2009	2008
Net asset value, beginning of period	$11.15	$11.14	$11.23	$11.06	$9.82	$10.25
Income from investment operations:
Net investment income (loss)(a)	0.07	0.14	0.19	0.23	0.27	0.26
Net realized and unrealized gain (loss)	(0.01)	0.14	0.01	0.44	1.31	(0.36)
Total from investment operations	0.06	0.28	0.20	0.67	1.58	(0.10)
Distributions:
Dividends from net investment income	(0.11)	(0.23)	(0.20)	(0.50)	(0.34)	(0.33)
Dividends from net realized gains	(0.05)	(0.04)	(0.09)	—	—	—
Total distributions	(0.16)	(0.27)	(0.29)	(0.50)	(0.34)	(0.33)
Net asset value, end of period	$11.05	$11.15	$11.14	$11.23	$11.06	$9.82
Ratios and supplemental data:
Total return(b)	0.57%	2.59%	1.88%	6.33%	16.23%	(1.07% )
Net assets, end of period (000)	$6,682	$9,108	$14,193	$21,402	$22,103	$12,539
Ratio of net expenses to average net assets	1.65% (c)	1.65%	1.65%	1.65%	1.63%	1.58%
Ratio of gross expenses to average net assets prior to expense reductions	1.74% (c)	1.73%	1.72%	1.73%	1.75%	1.88%
Ratio of net investment income (loss) to average net assets	1.26% (c)	1.25%	1.67%	2.10%	2.56%	2.49%

	CLASS C
	(Unaudited) Six Months Ended April 30,	Year Ended October 31,
	2013	2012	2011	2010	2009	2008
Net asset value, beginning of period	$11.15	$11.13	$11.22	$11.06	$9.82	$10.25
Income from investment operations:
Net investment income (loss)(a)	0.07	0.14	0.18	0.23	0.27	0.25
Net realized and unrealized gain (loss)	(0.02)	0.15	0.02	0.43	1.31	(0.35)
Total from investment operations	0.05	0.29	0.20	0.66	1.58	(0.10)
Distributions:
Dividends from net investment income	(0.11)	(0.23)	(0.20)	(0.50)	(0.34)	(0.33)
Dividends from net realized gains	(0.05)	(0.04)	(0.09)	—	—	—
Total distributions	(0.16)	(0.27)	(0.29)	(0.50)	(0.34)	(0.33)
Net asset value, end of period	$11.04	$11.15	$11.13	$11.22	$11.06	$9.82
Ratios and supplemental data:
Total return(b)	0.47%	2.68%	1.88%	6.24%	16.23%	(1.07% )
Net assets, end of period (000)	$36,142	$43,823	$48,612	$50,793	$39,605	$19,018
Ratio of net expenses to average net assets	1.65% (c)	1.65%	1.65%	1.65%	1.63%	1.58%
Ratio of gross expenses to average net assets prior to expense reductions	1.74% (c)	1.73%	1.72%	1.73%	1.75%	1.88%
Ratio of net investment income (loss) to average net assets	1.26% (c)	1.25%	1.63%	2.09%	2.54%	2.49%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

170	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Total Return Bond Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,	Year Ended October 31,
	2013	2012	2011	2010	2009	2008
Net asset value, beginning of period	$11.15	$11.13	$11.22	$11.06	$9.82	$10.24
Income from investment operations:
Net investment income (loss)(a)	0.12	0.25	0.29	0.34	0.38	0.36
Net realized and unrealized gain (loss)	(0.01)	0.15	0.02	0.43	1.30	(0.35)
Total from investment operations	0.11	0.40	0.31	0.77	1.68	0.01
Distributions:
Dividends from net investment income	(0.17)	(0.34)	(0.31)	(0.61)	(0.44)	(0.43)
Dividends from net realized gains	(0.05)	(0.04)	(0.09)	—	—	—
Total distributions	(0.22)	(0.38)	(0.40)	(0.61)	(0.44)	(0.43)
Net asset value, end of period	$11.04	$11.15	$11.13	$11.22	$11.06	$9.82
Ratios and supplemental data:
Total return(b)	0.97%	3.70%	2.90%	7.30%	17.39%	0.02%
Net assets, end of period (000)	$46,834	$43,464	$41,639	$46,625	$41,689	$34,049
Ratio of net expenses to average net assets	0.65% (c)	0.65%	0.65%	0.65%	0.63%	0.58%
Ratio of gross expenses to average net assets prior to expense reductions	0.74% (c)	0.73%	0.72%	0.73%	0.75%	0.88%
Ratio of net investment income (loss) to average net assets	2.25% (c)	2.24%	2.64%	3.07%	3.59%	3.49%

	CLASS R
	(Unaudited) Six Months Ended April 30,	Year Ended October 31,
	2013	2012	2011	2010	2009	2008
Net asset value, beginning of period	$11.15	$11.14	$11.23	$11.06	$9.82	$10.25
Income from investment operations:
Net investment income (loss)(a)	0.10	0.19	0.23	0.28	0.33	0.31
Net realized and unrealized gain (loss)	(0.01)	0.15	0.02	0.45	1.30	(0.36)
Total from investment operations	0.09	0.34	0.25	0.73	1.63	(0.05)
Distributions:
Dividends from net investment income	(0.14)	(0.29)	(0.25)	(0.56)	(0.39)	(0.38)
Dividends from net realized gains	(0.05)	(0.04)	(0.09)	—	—	—
Total distributions	(0.19)	(0.33)	(0.34)	(0.56)	(0.39)	(0.38)
Net asset value, end of period	$11.05	$11.15	$11.14	$11.23	$11.06	$9.82
Ratios and supplemental data:
Total return(b)	0.81%	3.09%	2.39%	6.86%	16.81%	(0.58% )
Net assets, end of period (000)	$1,743	$1,756	$1,638	$1,389	$1,283	$1,033
Ratio of net expenses to average net assets	1.15% (c)	1.15%	1.15%	1.15%	1.13%	1.08%
Ratio of gross expenses to average net assets prior to expense reductions	1.24% (c)	1.23%	1.22%	1.23%	1.25%	1.38%
Ratio of net investment income (loss) to average net assets	1.75% (c)	1.74%	2.10%	2.59%	3.09%	2.99%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	171

Calamos High Income Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2013		2012	2011	2010	2009	2008
Net asset value, beginning of period	$9.92		$9.68	$9.97	$9.52	$7.11	$10.96
Income from investment operations:
Net investment income (loss)(a)	0.26		0.53	0.59	0.63	0.61	0.55
Net realized and unrealized gain (loss)	0.37		0.35	(0.24)	0.58	2.29	(3.44)
Total from investment operations	0.63		0.88	0.35	1.21	2.90	(2.89)
Distributions:
Dividends from net investment income	(0.31)		(0.51)	(0.64)	(0.76)	(0.49)	(0.73)
Dividends from net realized gains	(0.13)		(0.13)	—	—	—	(0.23)
Total distributions	(0.44)		(0.64)	(0.64)	(0.76)	(0.49)	(0.96)
Net asset value, end of period	$10.11		$9.92	$9.68	$9.97	$9.52	$7.11
Ratios and supplemental data:
Total return(b)	6.60%		9.39%	3.62%	13.26%	42.27%	(28.60% )
Net assets, end of period (000)	$221,909		$215,299	$182,515	$211,632	$207,057	$90,995
Ratio of net expenses to average net assets	1.17%	(c)	1.19%	1.22%	1.21%	1.22%	1.21%
Ratio of gross expenses to average net assets prior to expense reductions	1.17%	(c)	1.19%	1.22%	1.21%	1.22%	1.21%
Ratio of net investment income (loss) to average net assets	5.22%	(c)	5.46%	6.01%	6.56%	7.48%	5.69%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2013		2012	2011	2010	2009	2008
Portfolio turnover rate	28.0%		73.9%	72.6%	57.6%	55.0%	47.5%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

172	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos High Income Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2013		2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.36		$10.09	$10.37	$9.86	$7.35	$11.28
Income from investment operations:
Net investment income (loss)(a)	0.23		0.48	0.54	0.58	0.57	0.50
Net realized and unrealized gain (loss)	0.40		0.36	(0.26)	0.60	2.36	(3.55)
Total from investment operations	0.63		0.84	0.28	1.18	2.93	(3.05)
Distributions:
Dividends from net investment income	(0.27)		(0.44)	(0.56)	(0.67)	(0.42)	(0.65)
Dividends from net realized gains	(0.13)		(0.13)	—	—	—	(0.23)
Total distributions	(0.40)		(0.57)	(0.56)	(0.67)	(0.42)	(0.88)
Net asset value, end of period	$10.59		$10.36	$10.09	$10.37	$9.86	$7.35
Ratios and supplemental data:
Total return(b)	6.24%		8.55%	2.79%	12.45%	41.16%	(29.06% )
Net assets, end of period (000)	$4,493		$5,973	$9,766	$17,387	$19,897	$14,956
Ratio of net expenses to average net assets	1.92%	(c)	1.95%	1.96%	1.96%	1.98%	1.96%
Ratio of gross expenses to average net assets prior to expense reductions	1.92%	(c)	1.95%	1.96%	1.96%	1.98%	1.96%
Ratio of net investment income (loss) to average net assets	4.49%	(c)	4.73%	5.28%	5.82%	6.83%	4.94%

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2013		2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.28		$10.01	$10.29	$9.80	$7.31	$11.22
Income from investment operations:
Net investment income (loss)(a)	0.23		0.48	0.54	0.58	0.56	0.49
Net realized and unrealized gain (loss)	0.39		0.36	(0.25)	0.58	2.36	(3.52)
Total from investment operations	0.62		0.84	0.29	1.16	2.92	(3.03)
Distributions:
Dividends from net investment income	(0.27)		(0.44)	(0.57)	(0.67)	(0.43)	(0.65)
Dividends from net realized gains	(0.13)		(0.13)	—	—	—	(0.23)
Total distributions	(0.40)		(0.57)	(0.57)	(0.67)	(0.43)	(0.88)
Net asset value, end of period	$10.50		$10.28	$10.01	$10.29	$9.80	$7.31
Ratios and supplemental data:
Total return(b)	6.20%		8.65%	2.83%	12.34%	41.16%	(29.03% )
Net assets, end of period (000)	$40,860		$43,141	$39,764	$48,149	$45,673	$28,261
Ratio of net expenses to average net assets	1.92%	(c)	1.94%	1.97%	1.96%	1.98%	1.96%
Ratio of gross expenses to average net assets prior to expense reductions	1.92%	(c)	1.94%	1.97%	1.96%	1.98%	1.96%
Ratio of net investment income (loss) to average net assets	4.48%	(c)	4.72%	5.26%	5.81%	6.80%	4.94%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos High Income Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2013		2012	2011	2010	2009	2008
Net asset value, beginning of period	$9.92		$9.68	$9.97	$9.52	$7.12	$10.96
Income from investment operations:
Net investment income (loss)(a)	0.27		0.56	0.62	0.65	0.63	0.57
Net realized and unrealized gain (loss)	0.38		0.34	(0.24)	0.58	2.28	(3.42)
Total from investment operations	0.65		0.90	0.38	1.23	2.91	(2.85)
Distributions:
Dividends from net investment income	(0.33)		(0.53)	(0.67)	(0.78)	(0.51)	(0.76)
Dividends from net realized gains	(0.13)		(0.13)	—	—	—	(0.23)
Total distributions	(0.46)		(0.66)	(0.67)	(0.78)	(0.51)	(0.99)
Net asset value, end of period	$10.11		$9.92	$9.68	$9.97	$9.52	$7.12
Ratios and supplemental data:
Total return(b)	6.75%		9.63%	3.88%	13.58%	42.41%	(28.31% )
Net assets, end of period (000)	$31,318		$33,271	$21,424	$44,574	$19,286	$8,010
Ratio of net expenses to average net assets	0.92%	(c)	0.94%	0.96%	0.96%	0.97%	0.96%
Ratio of gross expenses to average net assets prior to expense reductions	0.92%	(c)	0.94%	0.96%	0.96%	0.97%	0.96%
Ratio of net investment income (loss) to average net assets	5.47%	(c)	5.71%	6.29%	6.76%	7.61%	5.94%

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2013		2012	2011	2010	2009	2008
Net asset value, beginning of period	$9.91		$9.67	$9.96	$9.52	$7.11	$10.95
Income from investment operations:
Net investment income (loss)(a)	0.25		0.51	0.57	0.60	0.59	0.53
Net realized and unrealized gain (loss)	0.37		0.34	(0.24)	0.57	2.29	(3.43)
Total from investment operations	0.62		0.85	0.33	1.17	2.88	(2.90)
Distributions:
Dividends from net investment income	(0.30)		(0.48)	(0.62)	(0.73)	(0.47)	(0.71)
Dividends from net realized gains	(0.13)		(0.13)	—	—	—	(0.23)
Total distributions	(0.43)		(0.61)	(0.62)	(0.73)	(0.47)	(0.94)
Net asset value, end of period	$10.10		$9.91	$9.67	$9.96	$9.52	$7.11
Ratios and supplemental data:
Total return(b)	6.45%		9.17%	3.37%	12.88%	41.93%	(28.71% )
Net assets, end of period (000)	$358		$373	$272	$248	$122	$75
Ratio of net expenses to average net assets	1.42%	(c)	1.44%	1.47%	1.46%	1.48%	1.46%
Ratio of gross expenses to average net assets prior to expense reductions	1.42%	(c)	1.44%	1.47%	1.46%	1.48%	1.46%
Ratio of net investment income (loss) to average net assets	4.97%	(c)	5.21%	5.74%	6.28%	7.31%	5.44%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

174	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Market Neutral Income Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2013		2012	2011	2010	2009	2008
Net asset value, beginning of period	$12.68		$12.11	$11.91	$11.35	$10.97	$13.31
Income from investment operations:
Net investment income (loss)(a)	0.09		0.21	0.22	0.23	0.30	0.30
Net realized and unrealized gain (loss)	0.21		0.51	0.18	0.46	0.89	(2.13)
Total from investment operations	0.30		0.72	0.40	0.69	1.19	(1.83)
Distributions:
Dividends from net investment income	(0.09)		(0.15)	(0.20)	(0.13)	(0.52)	(0.51)
Dividends from net realized gains	—		—	—	—	(0.29)	—
Total distributions	(0.09)		(0.15)	(0.20)	(0.13)	(0.81)	(0.51)
Net asset value, end of period	$12.89		$12.68	$12.11	$11.91	$11.35	$10.97
Ratios and supplemental data:
Total return(b)	2.40%		6.01%	3.40%	6.11%	11.77%	(14.22% )
Net assets, end of period (000)	$1,224,654		$1,155,161	$1,282,438	$1,203,750	$938,686	$815,845
Ratio of net expenses to average net assets	1.33%	(c)	1.17%	1.21%	1.19%	1.19%	1.12%
Ratio of gross expenses to average net assets prior to expense reductions	1.33%	(c)	1.17%	1.21%	1.19%	1.20%	1.13%
Ratio of net investment income (loss) to average net assets	1.35%	(c)	1.65%	1.80%	2.00%	2.80%	2.40%
Ratio of net expenses, excluding dividend expense on short positions, to average net assets	1.12%	(c)	1.13%	1.14%	1.14%	1.15%	1.08%

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2013		2012	2011	2010	2009	2008
Portfolio turnover rate	34.2%		82.8%	98.5%	87.8%	79.8%	112.0%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Market Neutral Income Fund    Financial Highlights

	CLASS B
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2013		2012	2011	2010	2009	2008
Net asset value, beginning of period	$13.36		$12.75	$12.51	$11.92	$11.48	$13.90
Income from investment operations:
Net investment income (loss)(a)	0.04		0.12	0.14	0.15	0.24	0.22
Net realized and unrealized gain (loss)	0.23		0.54	0.20	0.48	0.92	(2.23)
Total from investment operations	0.27		0.66	0.34	0.63	1.16	(2.01)
Distributions:
Dividends from net investment income	(0.04)		(0.05)	(0.10)	(0.04)	(0.43)	(0.41)
Dividends from net realized gains	—		—	—	—	(0.29)	—
Total distributions	(0.04)		(0.05)	(0.10)	(0.04)	(0.72)	(0.41)
Net asset value, end of period	$13.59		$13.36	$12.75	$12.51	$11.92	$11.48
Ratios and supplemental data:
Total return(b)	2.00%		5.18%	2.70%	5.31%	10.87%	(14.84% )
Net assets, end of period (000)	$10,629		$12,940	$18,147	$25,349	$34,370	$43,852
Ratio of net expenses to average net assets	2.09%	(c)	1.92%	1.97%	1.94%	1.95%	1.87%
Ratio of gross expenses to average net assets prior to expense reductions	2.09%	(c)	1.92%	1.97%	1.94%	1.95%	1.88%
Ratio of net investment income (loss) to average net assets	0.61%	(c)	0.91%	1.07%	1.27%	2.13%	1.65%
Ratio of net expenses, excluding dividend expense on short positions, to average net assets	1.87%	(c)	1.89%	1.89%	1.88%	1.91%	1.83%

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2013		2012	2011	2010	2009	2008
Net asset value, beginning of period	$12.88		$12.29	$12.08	$11.52	$11.12	$13.48
Income from investment operations:
Net investment income (loss)(a)	0.04		0.11	0.13	0.15	0.23	0.21
Net realized and unrealized gain (loss)	0.21		0.54	0.18	0.46	0.90	(2.16)
Total from investment operations	0.25		0.65	0.31	0.61	1.13	(1.95)
Distributions:
Dividends from net investment income	(0.04)		(0.06)	(0.10)	(0.05)	(0.44)	(0.41)
Dividends from net realized gains	—		—	—	—	(0.29)	—
Total distributions	(0.04)		(0.06)	(0.10)	(0.05)	(0.73)	(0.41)
Net asset value, end of period	$13.09		$12.88	$12.29	$12.08	$11.52	$11.12
Ratios and supplemental data:
Total return(b)	1.97%		5.28%	2.61%	5.31%	10.91%	(14.84% )
Net assets, end of period (000)	$259,399		$267,646	$299,733	$353,019	$330,360	$363,213
Ratio of net expenses to average net assets	2.08%	(c)	1.92%	1.97%	1.94%	1.95%	1.87%
Ratio of gross expenses to average net assets prior to expense reductions	2.08%	(c)	1.92%	1.97%	1.94%	1.95%	1.88%
Ratio of net investment income (loss) to average net assets	0.60%	(c)	0.90%	1.06%	1.26%	2.10%	1.65%
Ratio of net expenses, excluding dividend expense on short positions, to average net assets	1.87%	(c)	1.88%	1.89%	1.88%	1.91%	1.83%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Market Neutral Income Fund    Financial Highlights

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2013		2012	2011	2010	2009	2008
Net asset value, beginning of period	$12.56		$12.00	$11.80	$11.25	$10.88	$13.21
Income from investment operations:
Net investment income (loss)(a)	0.10		0.23	0.24	0.25	0.32	0.32
Net realized and unrealized gain (loss)	0.21		0.51	0.19	0.46	0.89	(2.11)
Total from investment operations	0.31		0.74	0.43	0.71	1.21	(1.79)
Distributions:
Dividends from net investment income	(0.11)		(0.18)	(0.23)	(0.16)	(0.55)	(0.54)
Dividends from net realized gains	—		—	—	—	(0.29)	—
Total distributions	(0.11)		(0.18)	(0.23)	(0.16)	(0.84)	(0.54)
Net asset value, end of period	$12.76		$12.56	$12.00	$11.80	$11.25	$10.88
Ratios and supplemental data:
Total return(b)	2.47%		6.25%	3.70%	6.33%	12.07%	(14.03% )
Net assets, end of period (000)	$1,211,765		$1,040,722	$738,421	$521,364	$183,133	$102,745
Ratio of net expenses to average net assets	1.07%	(c)	0.92%	0.96%	0.96%	0.94%	0.87%
Ratio of gross expenses to average net assets prior to expense reductions	1.07%	(c)	0.92%	0.96%	0.96%	0.95%	0.88%
Ratio of net investment income (loss) to average net assets	1.59%	(c)	1.88%	2.04%	2.22%	2.99%	2.65%
Ratio of net expenses, excluding dividend expense on short positions, to average net assets	0.87%	(c)	0.88%	0.89%	0.89%	0.90%	0.83%

	CLASS R
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2013		2012	2011	2010	2009	2008
Net asset value, beginning of period	$12.64		$12.08	$11.88	$11.33	$10.96	$13.31
Income from investment operations:
Net investment income (loss)(a)	0.07		0.17	0.19	0.20	0.25	0.27
Net realized and unrealized gain (loss)	0.21		0.52	0.18	0.46	0.91	(2.14)
Total from investment operations	0.28		0.69	0.37	0.66	1.16	(1.87)
Distributions:
Dividends from net investment income	(0.08)		(0.13)	(0.17)	(0.11)	(0.50)	(0.48)
Dividends from net realized gains	—		—	—	—	(0.29)	—
Total distributions	(0.08)		(0.13)	(0.17)	(0.11)	(0.79)	(0.48)
Net asset value, end of period	$12.84		$12.64	$12.08	$11.88	$11.33	$10.96
Ratios and supplemental data:
Total return(b)	2.20%		5.72%	3.18%	5.84%	11.46%	(14.48% )
Net assets, end of period (000)	$4,608		$5,199	$3,114	$2,351	$1,034	$162
Ratio of net expenses to average net assets	1.60%	(c)	1.42%	1.46%	1.46%	1.44%	1.37%
Ratio of gross expenses to average net assets prior to expense reductions	1.60%	(c)	1.42%	1.46%	1.46%	1.44%	1.38%
Ratio of net investment income (loss) to average net assets	1.11%	(c)	1.37%	1.55%	1.72%	2.36%	2.15%
Ratio of net expenses, excluding dividend expense on short positions, to average net assets	1.37%	(c)	1.38%	1.39%	1.39%	1.40%	1.33%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Calamos Investment Trust

We have reviewed the accompanying statements of assets and liabilities, including the schedules of investments, of Calamos Investment Trust (the “Trust”), including Calamos Growth Fund, Calamos Value Fund, Calamos Focus Growth Fund (formerly Calamos Blue Chip Fund), Calamos Discovery Growth Fund, Calamos International Growth Fund, Calamos Evolving World Growth Fund, Calamos Global Equity Fund, Calamos Growth and Income Fund, Calamos Global Growth and Income Fund, Calamos Convertible Fund, Calamos Total Return Bond Fund, Calamos High Income Fund, and Calamos Market Neutral Income Fund (the “Funds”), as of April 30, 2013, and the related statements of operations and changes in net assets and the financial highlights for the semi-annual period then ended. These interim financial statements and financial highlights are the responsibility of the Trust’s management.

We conducted our reviews in accordance with standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to such interim financial statements and financial highlights for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statements of changes in net assets of the Funds for the year ended October 31, 2012 and the financial highlights for each of the periods presented; and in our report dated December 14, 2012, we expressed an unqualified opinion on such statements of changes in net assets and financial highlights.

Chicago, Illinois

June 21, 2013

178	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Trustee Approval of the Management Agreement    (Unaudited)

The Board of Trustees of Calamos Investment Trust oversees the management of each of the Funds, and, as required by law, determines annually whether to continue the Trust’s management agreement with Calamos Advisors (the “Adviser”) under which the Adviser serves as the investment manager and administrator for each of the Funds. The “Independent Trustees,” who comprise more than 80% of the Board, have never been affiliated with the Adviser.

In connection with their most recent consideration regarding the continuation of the management agreement, the Trustees received and reviewed a substantial amount of information provided by the Adviser in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel and, in addition to meeting with management of the Adviser, they met separately in executive session with their counsel.

At a meeting held on June 28, 2012, based on their evaluation of the information referred to above and other information, the Trustees determined that the overall arrangements between the Funds and the Adviser were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the continuation of the management agreement with respect to all of the Funds through July 31, 2013, subject to possible earlier termination as provided in the agreement.

In connection with its consideration of the management agreement, the Board considered, among other things: (i) the nature, quality and extent of the Adviser’s services, (ii) the investment performance of each Fund as well as performance information for comparable funds and other comparable clients of the Adviser, (iii) the fees and other expenses paid by each Fund as well as expense information for comparable funds and for other, comparable clients of the Adviser, (iv) the profitability of the Adviser and its affiliates from their relationship with each Fund, (v) whether economies of scale may be realized as each Fund grows and whether potential economies may be shared, in some measure, with Fund investors and (vi) other benefits to the Adviser from its relationship with the Funds. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve continuation of the management agreements.

Nature, Extent and Quality of Services.  The Board’s consideration of the nature, extent and quality of the Adviser’s services to the Funds took into account the knowledge gained from the Board’s meetings with the Adviser throughout the prior year. In addition, the Board considered: the Adviser’s long-term history of managing the Funds; the consistency of investment approach; the background and experience of the Adviser’s investment personnel responsible for managing the Funds; the Adviser’s performance as administrator of the Funds, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications; and frequent favorable recognition of the Adviser and various Funds in the media and in industry publications. The Board also reviewed the Adviser’s resources and key personnel involved in providing investment management services to the Funds and the investment results produced by the Adviser’s in-house research. The Board noted the personal investments that the Adviser’s key investment personnel have made in the Funds, which further aligns the interests of the Adviser and its personnel with those of the Funds’ shareholders. In addition, the Board considered compliance reports about the Adviser from the Funds’ Chief Compliance Officer. The Board concluded that the nature, extent and quality of the services provided by the Adviser to each Fund were appropriate and consistent with the management agreements and that each Fund was likely to continue to benefit from services provided under its management agreement with the Adviser.

Investment Performance of the Funds.  The Board considered each Fund’s investment performance over various time periods, including how the Fund performed compared to the median performance of a group of comparable funds (the Fund’s “Universe Median”) selected by Lipper, Inc., an independent data service provider (“Lipper”). The performance periods considered by the Board ended on March 31, 2012. Where available, the Board considered one-, three-, five- and ten-year performance.

Further detail considered by the Board regarding the investment performance of each Fund is set forth below:

Calamos Growth Fund.  The Board considered that the Fund outperformed its Universe Median during the three- and ten-year periods, although it underperformed its Universe Median during the one- and five-year periods. The Board further noted that the Fund outperformed its benchmark for the quarter ended March 31, 2012.

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Trustee Approval of the Management Agreement    (Unaudited)

Calamos Growth and Income Fund.  The Board considered that the Fund outperformed its Universe Median during the one-, three-, five- and ten-year periods and was near its Universe Median during the one-year period.

Calamos Value Fund.  The Board considered that the Fund underperformed its Universe Median during the one-, three- and five-year periods. The Board also considered, however, the Adviser’s significant changes to the portfolio management team and proposed changes to the investment strategy.

Calamos Focus Growth Fund.  The Board considered that the Fund underperformed its Universe Median during the one-, three- and five- year periods. The Board also considered, however, the Adviser’s assertion that much of the underperformance related to 2011. In connection with that assertion, the Board noted that during the 2011 contract review process the data considered by the Board reflected that the Fund had outperformed its Universe Median during the one-, three- and five- year periods ending March 31, 2011. The Board further noted that the Fund outperformed its benchmark for the quarter ended March 31, 2012.

Calamos Global Growth and Income Fund.  The Board considered that the Fund outperformed its Universe Median during the one-, three-, five- and ten-year periods.

Calamos International Growth Fund.  The Board considered that the Fund outperformed its Universe Median during the one-, three- and five-year periods.

Calamos Global Equity Fund.  The Board considered that the Fund outperformed its Universe Median during the one-, three- and five-year periods.

Calamos Convertible Fund.  The Board considered that the Fund outperformed its Universe Median during the five- year periods, although it underperformed its Universe Median during the one-, three- and ten-year periods. The Board noted that the Fund performed near the Universe Median for the one- and ten-year periods at the 52 percentile for the one-year period and the 53% for the ten-year period.

Calamos Market Neutral Income Fund.  The Board considered that the Fund outperformed its Universe Median during the one-, three-, five- and ten-year periods.

Calamos High Income Fund.  The Board considered that the Fund underperformed its Universe Median during the one-, three-, five- and ten-year periods. The Board also considered the Adviser’s assertion that the Fund has provided performance and access to the lower quality spectrum of the corporate bond market, without taking on the additional risks of overweighting the lowest tier of credit quality. In addition, the Board took into account the Adviser’s preference for the higher-quality credits within the high-yield issues, and its continued goal to invest in companies with relatively strong balance sheets, more diversified revenues and where possible, to participate in global trends.

Calamos Total Return Bond Fund.  The Board considered that the Fund underperformed its Universe Median during the one- and three-year periods. The Board also noted, however, that the Fund outperformed its benchmark by 1.30% in the quarter ended March 31, 2012 and outperformed its benchmark in 2009. The Board further considered the Adviser’s assertion that underperformance in 2011 was primarily attributable to the Fund’s underweight in shorter duration securities and that the Fund is positioned to take advantage of a higher interest rate environment.

Calamos Evolving World Growth Fund.  The Board considered that the Fund outperformed its Universe Median during the one-year period, although it slightly underperformed its Universe Median during the three-year period ranked in the 52 percentile.

Calamos Discovery Growth Fund.  Noting that the Fund commenced operations in June 2010, the Board considered that the Fund outperformed its Universe Median during the one-year period.

For the reasons noted above, the Board concluded that continuation of the management agreement for each Fund was in the best interest of the Fund and its shareholders.

Costs of Services Provided and Profits Realized by the Adviser.  Using information provided by Lipper, the Board evaluated each Fund’s actual management fee rate compared to the median management fee rate for other mutual funds similar in size, character and investment strategy (the Fund’s “Expense Group”), and the Fund’s total expense ratio compared to the median total expense ratio of the Fund’s Expense Group.

180	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

Trustee Approval of the Management Agreement    (Unaudited)

The Board also reviewed the Adviser’s management fee rates for its institutional separate accounts and for its sub-advised funds (for which the Adviser provides portfolio management services only). The Board took into account the Adviser’s assertion that although, generally, the rates of fees paid by institutional clients were lower than the rates of fees paid by the Funds, the differences reflected the Adviser’s greater level of responsibilities and significantly broader scope of services regarding the Funds, the more extensive regulatory obligations and risks associated with managing the Funds, and other financial considerations with respect to the Funds, including the capital expenditures required to establish a fund and the impact of higher redemption rates for open-end funds.

The Board also considered the Adviser’s costs in serving as the Funds’ investment adviser and manager, including costs associated with technology, infrastructure and compliance necessary to manage the Funds. The Board reviewed the Adviser’s methodology for allocating costs among the Adviser’s lines of business. The Board also considered information regarding the structure of the Adviser’s compensation program for portfolio managers, analysts and certain other employees and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of the Adviser in serving as each Fund’s investment manager and of the Adviser and its affiliates in all of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and the Adviser’s other business units. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board also reviewed the annual report of the Adviser’s parent company and discussed its corporate structure.

Further detail considered by the Board regarding the management fee rate and expense ratio of each Fund is set forth below:

Calamos Growth Fund.  The Board considered that the Fund’s management fee rate is higher than the median of the Fund’s Expense Group. The Board also noted, however, that the Fund’s total expense ratio, which reflects the total fees paid by an investor, is lower than the median of the Fund’s Expense Group. In addition, the Board took into account the Adviser’s expense cap. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.75%.

Calamos Growth and Income Fund.  The Board considered that the Fund’s management fee rate is at the median of the Fund’s Expense Group. The Board also noted, however, that the Fund’s total expense ratio, which reflects the total fees paid by an investor, is lower than the median of the Fund’s Expense Group. In addition, the Board took into account the Adviser’s proposed expense cap. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.75%.

Calamos Value Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are higher than the respective medians of the Fund’s Expense Group. In addition, the Board took into account the Adviser’s expense cap. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.15%.

Calamos Focus Growth Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are higher than the respective medians of the Fund’s Expense Group. The Board, in its consideration of expenses, also took into account the Adviser’s expense cap. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.15%.

Calamos Global Growth and Income Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are higher than the respective medians of the Fund’s Expense Group. The Board, in its consideration of expenses, also took into account its review of the Fund’s performance. In addition, the Board took into account the Adviser’s expense cap. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.75%.

Calamos International Growth Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are higher than the respective medians of the Fund’s Expense Group. The Board also considered, however, that the Fund’s contractual management fee rate, assuming all peer group funds included in the Fund’s Expense Group have a common asset level, is equal to the median of the Fund’s Expense Group. The Board, in its consideration of expenses, also took into account its review of the Fund’s performance. In addition, the Board took into account the Adviser’s expense cap. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.40%.

Calamos Global Equity Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are higher than the respective medians of the Fund’s Expense Group. The Board, in its consideration of expenses, also took into account its review of the Fund’s performance. In addition, the Board took into account the Adviser’s expense cap. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.40%.

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Trustee Approval of the Management Agreement    (Unaudited)

Calamos Convertible Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are higher than the respective medians of the Fund’s Expense Group. In addition, the Board took into account the Adviser’s expense cap. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.75%.

Calamos Market Neutral Income Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are lower than the respective medians of the Fund’s Expense Group. In addition, the Board took into account the Adviser’s expense cap. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.75%.

Calamos High Income Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are higher than the respective medians of the Fund’s Expense Group. In addition, the Board took into account the Adviser’s expense cap. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.75%.

Calamos Total Return Bond Fund.  The Board considered that the Fund’s management fee rate is higher than the median of the Fund’s Expense Group. The Board also noted, however, that the Fund’s total expense ratio, which reflects the total fees paid by an investor, is near the median of the Fund’s Expense Group. In addition, the Board took into account the Adviser’s expense cap. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 0.90%.

Calamos Evolving World Growth Fund.  The Board considered that the Fund’s management fee rate is at the median of the Fund’s Expense Group. The Board also noted that the Fund’s total expense ratio, which reflects the total fees paid by an investor, is lower than the median of the Fund’s Expense Group. In addition, the Board took into account the Adviser’s expense cap. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.75%.

Calamos Discovery Growth Fund.  The Board considered that the Fund’s management fee rate is at the median of the Fund’s Expense Group and that the Fund’s total expense ratio, which reflects the total fees paid by an investor, is slightly higher than the median of the Fund’s Expense Group. In addition, the Board took into account the Adviser’s expense cap. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.50%.

After its review of all the matters addressed, including those outlined above, the Board concluded that the rate of management fee paid by each Fund to the Adviser, in light of the nature and quality of the services provided, was reasonable and in the best interest of Fund shareholders.

Economies of Scale and Fee Levels Reflecting Those Economies.  The Board considered whether each Fund’s management fee shares with shareholders potential economies of scale that may be achieved by the Adviser. The Board recognized that breakpoints in the fee schedule for each Fund could result in the sharing of economies of scale as Fund assets increase. The Board also considered the Adviser’s agreement to reimburse each Fund for a portion of its expenses if the Fund expense ratio otherwise would exceed a certain level. The Board concluded that the breakpoints in the fee schedule for each Fund allow shareholders to benefit from potential economies of scale that may be achieved by the Adviser.

Other Benefits Derived from the Relationship with the Funds.  The Board also considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. The Board concluded that, other than the services to be provided by the Adviser and its affiliates pursuant to their agreements with the Funds and the fees payable by the Funds therefore, the Funds and the Adviser may potentially benefit from their relationship with each other in other ways.

The Board also considered the Adviser’s use of a portion of the commissions paid by the Funds on their portfolio brokerage transactions to obtain research products and services benefiting the Funds and/or other clients of the Adviser and concluded, based on reports from the Funds’ Chief Compliance Officer, that the Adviser’s use of “soft” commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement for each Fund with the Adviser was in the best interest of each respective Fund and its shareholders.

182	CALAMOS FAMILY OF FUNDS SEMIANNUAL REPORT

MANAGING YOUR CALAMOS FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 800.823.7386

Through a single toll-free number, Calamos 24-Hour Shareholder Assistance is fast and easy. Get fund prices and account balances, review recent transactions, order statements, literature and more.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

ONLINE ACCOUNT MANAGEMENT: www.calamos.com

Manage your personal account of Calamos Funds online at www.calamos.com. On your account access page, you can view account history and download data.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

This report, including the audited financial statements contained herein, is submitted for general information for the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless accompanied by a currently effective prospectus of the Funds and, after July 31, 2013, updated performance data for the most recently completed fiscal quarter. The views expressed in this report reflect those of Calamos Advisors LLC only through April 30, 2013. The managers’ views are subject to change at any time based on market and other conditions.

A description of the Calamos Proxy Voting Policies and Procedures and the Funds’ proxy voting record for the 12-month period ended June 30, 2012 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, or by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Funds’ proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Funds file a complete list of their portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 800.823.7386

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC

2020 Calamos Court

Naperville, IL 60563-2787

TRANSFER AGENT:

U.S. Bancorp Fund Services, LLC

615 E. Michigan St., 3rd Floor

Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP

Chicago, IL

LEGAL COUNSEL:

K&L Gates LLP

Chicago, IL

STAY CONNECTED www.calamos.com/connect

Visit our Web site for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2013 Calamos Investments LLC. All Rights Reserved.

Calamos® and Calamos Investments® are registered

trademarks of Calamos Investments LLC.

MFSAN 1631 2013

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics—Not applicable.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Investment Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 21, 2013

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	June 21, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 21, 2013

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	June 21, 2013